UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Address of principal executive offices) (Zip code)

Adam Langley, President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

January 31, 2023

Angel Oak Multi-Strategy Income Fund

Angel Oak Financials Income Impact Fund

(formerly “Angel Oak Financials Income Fund”)

Angel Oak High Yield Opportunities Fund

Angel Oak UltraShort Income Fund

Angel Oak Total Return Bond Fund

(formerly “Angel Oak Core Impact Fund”)

Angel Oak UltraShort Income ETF

Angel Oak Income ETF

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE

Suite 1725

Atlanta, GA 30326

(404) 953-4900

Dear Shareholder,

The great bond bear market of 2022 left a swath of destruction in financial assets, especially in long-duration fixed income. Market participants around the globe were completely offsides for the parabolic inflation experienced in 2022, leading to a surge in rates, a spike in interest rate volatility, wider credit spreads, significant fixed-income outflows, and the worst performance of the traditional 60/40 portfolio since 1931. A Federal Reserve (the “Fed”) that was supposed to be on hold at zero until 2023 hiked rates 17 times in 2022, humbling market participants in a historic policy panic. Not only did implied interest rate volatility spike, but it also has remained elevated for the longest period of time since the Global Financial Crisis. While we expected higher inflation, a higher target rate, and quantitative tightening (QT), we did not foresee the Russian invasion of Ukraine, the subsequent food and energy shock, the historic policy panic of the Federal Open Market Committee, or the volatility storm that ensued.

While shorter-duration areas of securitized credit, which we focused on, outperformed areas of traditional fixed income for most of 2022, persistently elevated interest rate volatility, QT, and a buyer’s strike by banks and money managers led to an eventual spread blowout in securitized credit. The sharp move wider in credit spreads began at the end of the third quarter of 2022 and bled into the fourth quarter, weighing on performance heading into year-end.

The interest rate volatility storm of 2022 put immense pressure on mortgage-backed securities and our favored areas of securitized credit, but we believe encouraging signs are emerging to indicate we are nearing peak policy and can expect declining volatility in 2023. In our view, a decline in interest rate volatility will be very supportive for mortgage and securitized product spreads in 2023. In addition, while we expect the Fed and banks will remain largely absent from purchase activity in 2023 because QT will continue for most of the year, we believe money manager and pension allocations back into fixed income (in order to take advantage of the opportunities in securitized credit) will be enough to offset the lack of demand, particularly in the most risk-remote areas of the capital structure.

Pandemics and wars are difficult to anticipate using our typical macroeconomic indicators, but we believe our focus on sustainable fundamentals in high-quality areas of securitized credit positions us to outperform over the long-run credit cycle, as the bond bear market of 2022 created years of total return potential. For most investors, loss-adjusted yields have potentially reached equity-like return hurdles, ranging from 6% to 15% in senior secured cash flows. In our view, bonds are the new stocks in 2023, and we encourage investors to take note of that when they assess the carnage of the 2022 bond bear market. We believe the relative value of securitized credit stands out across risk assets when considering the new 40/60 portfolio in 2023.

As we move into 2023, we leave behind a year that marked the worst performance of the traditional 60/40 portfolio since 1931. While investors spent 2022 focused on weathering the storm, investors will spend 2023 taking advantage of the opportunities it created. Most fixed-income asset classes look cheap today, but we believe that very few exhibit the sustainable fundamentals, robust structural protections, and crisis-level credit spreads that we see in U.S. securitized credit. Presenting the possibility of equity-like returns, we believe securitized credit should be a focal point of fixed-income portfolios as the era of the 40/60 portfolio begins.

Thank you for your continued support.

Respectfully yours,

Sam Dunlap

Chief Investment Officer, Public Strategies

The opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Please refer to the Schedule of Investments in this report for a complete list of Funds’ holdings.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Angel Oak Multi-Strategy Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2023, the Fund’s Institutional Shares (ANGIX) returned -10.98%, while the Fund’s A Shares (ANGLX) and C Shares (ANGCX) returned -11.28% and -11.88%, respectively.1 During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -8.36%.

What were the main contributors to and detractors from the Fund’s performance during the period?

Non-agency residential mortgage-backed securities (NA RMBS) currently stand at approximately 68% of the Fund and produced a total return of -12.27% during the period, detracting 8.64% from Fund performance. From a dollar price perspective, NA RMBS prices in our strategy are at levels last seen in 2011, and loss-adjusted yields range from 6% to 15% in high-quality cash flows with robust structural credit protection and backed by U.S. homes. We favor most subsectors of NA RMBS due to deeply discounted dollar prices with prepayment and call upside potential, as the market is currently priced for maximum extension. The opportunity to own very attractive loss-adjusted yields is available in most NA RMBS subsectors, but in the current environment, we prefer the following subsectors: senior and mezzanine tranches of prime jumbo 2.0, senior and mezzanine tranches of non-qualified mortgages, senior legacy NA RMBS, mortgage insurance, and reperforming loan securitizations. These sectors have been under significant pressure, particularly in the second half of 2022, but in our view offer extraordinarily attractive total return potential from here. We expect NA RMBS spreads to tighten on the heels of declining implied volatility and peak policy in 2023. Spread tightening coupled with current loss-adjusted yields approaching 10% in our strategy increase the potential for double-digit total return opportunities on the heels of the prior volatility storms.

Stable fundamentals have been evident in NA RMBS over the past several years, but the technical picture has been challenging due to robust issuance in 2021 and 2022. However, we expect the technical picture to improve in 2023, as the bond bear market of 2022 made securitization and mortgage origination dynamics extraordinarily challenging. Not only is mortgage origination expected to decline dramatically, but NA RMBS supply also is expected to plummet in 2023 after years of significant gross issuance. In fact, we expect gross issuance to decline by 60% in 2023. Given our expectations of improving demand from money managers and pensions in 2023, the lack of supply in a shrinking market with stable fundamentals presents a favorable technical backdrop for potential spread tightening.

Asset-backed securities (ABS) are the Fund’s second-largest exposure, at 10%, and they produced a total return of -6.64% during the period, detracting 0.17% from Fund performance. Delinquency rates on consumer loan products such as credit cards and auto loans are also starting to normalize, increasing from historically low levels. While we are cautious about subprime versus prime consumer areas of ABS, often the perceived credit weakness ahead is less than what is priced into current valuations. ABS spreads are near their widest levels since April/May 2020. In our view, even the bottom tranches of the subprime auto and consumer loan ABS sectors should hold up well, as the cushions are sufficient for a slow deterioration to a mild recession. Diversification with respect to issuers, deals, and tenure shows attractive value within the space. Seasoning and robust structural support coupled with the deeply discounted prices of most areas of consumer ABS more than compensate investors for the perceived credit risk ahead, considering our expectations of a mild recession in 2023.

What is your outlook for 2023, and how is the Fund positioned?

Looking to 2023, we believe equity earnings will begin to come under pressure as the Fed rate hikes take hold. We think this will be beneficial to fixed-income flows, and we see them turning positive in the first quarter of 2023, considering how under-allocated U.S. households are to fixed income and how enticing yield levels are. Also, we expect interest rate volatility to decline as the Fed reaches the end of this hiking cycle, and we expect issuance volumes to slow, which should be very supportive of mortgage and structured product spreads. We believe structured credit will be a primary focus for allocators, as some areas of AAA structured credit trade wider than BBB corporate bonds, and current coupon agency mortgage-backed securities spreads are comparable to the entire Bloomberg U.S. Corporate Investment Grade Index and come with government backing.

1 Returns presented are without load. Please reference the investments results section of the report for with load returns.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Mortgage-Backed Securities (AMBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise (GSE).

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Bloomberg U.S. Corporate Investment Grade Index: An index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Cash Flow: Periodic coupons received by the bondholder during their holding period.

Non-Agency Residential Mortgage-Backed Securities (NA RMBS): Securities issued by private institutions such as trusts and special-purpose vehicles. These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flow of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Non-Qualified Mortgage (Non-QM): A loan that does not meet the standards of a qualified mortgage and uses non-traditional methods of income verification to help a borrower get approved for a home loan.

Prime Jumbo: Prime jumbo mortgages are non-agency loans typically because the lending amount exceeds the conforming loan limits. These tend to be high-quality mortgages with high credit scores that, for the most part, comply with agency mortgage underwriting guidelines.

Reperforming Loan (RPL): A mortgage that had become delinquent because the borrower fell behind on payments by at least 90 days but returned to “performing” status because the borrower has resumed making payments.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Subprime: Subprime mortgages are extended to borrowers with low credit scores. In general, these borrowers have damaged credit or limited credit history along with minimal income and asset verification. Due to the higher default risk associated with these borrowers, lenders tend to charge a higher interest rate on subprime loans.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Angel Oak Financials Income Impact Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2023, the Fund’s Institutional Shares (ANFIX) returned -5.37% while the Fund’s A Shares (ANFLX) and C Shares (AFLCX) returned -5.59% and -6.79%, respectively.1 During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate 3-5 Year Index, returned -4.85%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The financial sector accounts for substantially all of the Fund’s assets. There are three areas of primary focus within the financial sector: community bank debt, nonbank financials debt, and community bank equity. The Fund’s financial sector asset allocation comprises 72% of assets in community bank debt, 20% of assets in nonbank financials, and 6% of assets in community bank equities. In addition, 1% of Fund assets are in cash and other assets.

Financials debt modestly underperformed the benchmark due to the rally in rates in January 2023. Community bank sub-debt in particular tends to lag broader corporate credit spread tightening and widening given the niche market characteristics of the asset class and its low duration profile.

Despite the significant volatility of 2022, banks have proven resilient, helped by top line growth, strong credit quality, and higher earnings. Net interest margin (NIM) expanded rapidly as the Fed raised rates faster than anticipated, and loan demand surged post-pandemic. As a minor offset, fee income declined, with mortgage refinancings grinding to a halt as interest rates rose, posing only a modest headwind when compared with the growth in net interest income.

By contrast, the normalization of liquidity proved more of a trial than anticipated. The unprecedented deposit inflows from the Paycheck Protection Program and negligible loan growth during COVID-19 drove historically low loan-to-deposit ratios and rapid growth in banks’ securities portfolios. As rates rose, unrealized losses began accruing in investment portfolios, impacting accumulated other comprehensive income (AOCI) and tangible capital levels. Given the conservative nature of banks’ securities portfolios, we do not expect material permanent impairments, but the unrealized losses have caused banks to become more prudent in terms of capital management (pausing share buybacks) as well as to take steps to minimize further volatility (moving parts of portfolios from “available for sale” to “held to maturity”). While the subsequent rate moves should help alleviate some of the AOCI pressure, these constraints could negatively impact banks that are running on thinner levels of capital and liquidity.

What is your outlook for 2023, and how is the Fund positioned?

As we sit late in the Fed rate hike cycle, banks are nearing peak NIM expansion while credit remains early cycle. We believe 2023 is setting up to be a more difficult year from a fundamental earnings perspective, as banks hit peak NIM early in 2023 and top-line slows while credit costs increase over the balance of the year. Underlying balance sheet strength, including historically low levels of credit losses, coupled with tighter underwriting and high levels of capital, drives our positive view on bank debt in the year ahead. By contrast, we expect bank equities will generally be under pressure from slowing earnings growth, though there are pockets of opportunity in the community bank space, particularly as mergers and acquisitions (M&A) rebound.

We expect banks are near peak NIM expansion and higher funding costs will supersede higher loan yields going forward. Concurrently, we expect loan growth will decelerate in the face of tighter financial conditions (tighter underwriting, wider spreads, and slowing demand).

Additionally, we expect pandemic-related stimulus programs will make for a credit cycle unlike any other. Consumers and businesses benefited from these government stimulus programs throughout the COVID-19 period, resulting in higher levels of liquidity and historically low credit losses for the banking sector. As inflation eats into excess savings, higher interest rates impact loan affordability, and unemployment rises, loan losses will rise from today’s trough levels. Lower-income consumers in particular will increasingly have to prioritize their payments, focusing first on food, shelter, and energy. The good news? Banks are well equipped to handle the coming credit normalization given high levels of reserves and capital. We also note that banks have significantly de-risked their lending portfolios post-Global Financial Crisis (GFC).

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

We believe 2023 could experience heightened M&A activity. Expenses remain high against the current inflationary backdrop, and we expect M&A will accelerate as rate hikes run their course and funding costs move higher. Compensation costs account for the bulk of banks’ expense bases, and technology remains a necessary investment, both from a cybersecurity and a competitive perspective. Bank M&A is a value-enhancing proposition to both the acquirer and acquiree, as cost savings are material and measurable.

We prefer traditional spread-based business models (community banks) versus regional and money center banks at this point in the cycle. We expect community banks will benefit from their relationship-driven business models, strong core deposit franchises, and lower consumer exposure.

We expect credit normalization over the course of 2023, from levels that are currently better than 2019/pre-COVID-19. Nonperforming asset levels remain strong, sitting at the lowest level since the GFC. Industry profitability and capital levels remain strong, providing a sizable cushion for any adverse credit events. We remain disciplined in our underwriting, with particular emphasis on credit, liquidity, and interest rate risks.

Across the financial services landscape more broadly, we see select opportunities for investment-grade small-cap insurance senior debt and residential mortgage REIT common and preferred equities. We do not anticipate our subsector allocations within financial services will change materially in 2023.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. The Fund will invest in high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. These high-yield securities will generally be rated BB or lower by Standard & Poor’s Rating Group or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization. The Fund’s ESG impact investment strategy limits the universe of investment opportunities available to the Fund and will affect the Fund’s exposure to certain issuers, sectors, regions and types of investments, which may result in the Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. For more information on these risks and other risks of the Fund, please see the Prospectus.

On September 22, 2022, the Fund’s name was changed to “Angel Oak Financials Income Impact Fund,” and certain changes were made to the Fund’s investment strategies. As a result, the Fund’s performance during periods prior to this date may have differed had the Fund’s current investment policies and strategies been in place at those times.

Definitions:

Bloomberg U.S. Aggregate 3-5 Year Index: An index that tracks bonds with 3-to-5-year maturities within the Bloomberg U.S. Aggregate Bond Index.

Community Bank Sub-Debt: Subordinated debentures of financial institutions with total assets of less than $20 billion.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Net Interest Margin (NIM): NIM is an industry-specific profitability ratio for banks and other financial institutions. It is a measure of the spread a bank earns between interest income and the amount of interest paid out to its depositors, expressed as a percentage of earning assets.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Angel Oak High Yield Opportunities Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2023, the Fund’s Institutional Shares (ANHIX) returned -2.89% while the Fund’s A Shares (ANHAX) returned -3.13%.1 During the same period, the Fund’s benchmark, the Bloomberg U.S. High Yield Corporate Bond Index, returned -5.22%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The corporate bond allocation, which accounted for 78.4% of the Fund’s asset allocation as of January 31, 2023, returned -2.26%, outperforming the benchmark return of -5.22%, and accounted for -313 basis points of the total return of the Fund. The largest positive contributor to performance was the energy sector, which was primarily driven by investment selection. The contribution was broad-based across holdings, with the biggest contribution from a position in an offshore jack-up driller that is benefiting from the favorable supply-demand fundamentals for oil and gas, strong demand for drilling rigs, and rising day rates.

Consumer noncyclical was the second-largest positive contributor to performance. The positive attribution was also driven primarily by investment selection. The largest contribution was from a position in a global meat processor and packager that has benefited from an improved supply-demand balance, partly driven by the pandemic, and was upgraded to investment grade.

The largest detractor from performance was the electrics sector. The negative attribution was due to investment selection and entirely attributable to an independent power producer whose primary market is the PJM (Pennsylvania, New Jersey, Maryland), where capacity prices had been weak. The issuer’s financial stress, arising from weak power prices and unexpected losses due to winter storm Uri, was compounded by the need to post additional collateral related to existing hedges that were underwater as forward prices rose.

The Fund initiated its repositioning to include a minimum allocation of 20% to structured products as described in the Fund’s prospectus dated December 31, 2022. The repositioning is taking advantage of the multiple standard deviation widening of non-agency residential mortgage-backed securities (NA RMBS). The structured production allocation contributed 24 basis points to the total return of the Fund.

What is your outlook for 2023, and how is the Fund positioned?

Corporate operating performance has remained relatively positive, with corporations able to raise prices, offsetting inflationary pressures, and maintain margins and cash flow. However, early economic indicators are flashing caution. As a result of tightening monetary policy, economic fundamentals as measured by weakening Institute for Supply Management surveys, sharply tighter commercial and industrial lending standards, and early signs that loan growth has peaked are pointing to weaker aggregate demand and slowing economic growth. Although the Fed has reduced its pace of interest rate increases and could potentially engineer a soft landing, the cumulative interest rate increases to date are having an impact. Corporate credit valuations potentially are not reflective of the impact on corporate credit fundamentals and credit profiles associated with a weaker economic environment. Interest rate-sensitive sectors such as housing, which is also under pressure from the Fed’s quantitative tightening program, have significantly underperformed. Given the recent underperformance of structured products, including NA RMBS and asset-backed securities, relative to corporate credit and in conjunction with the focus on risk and reward, the Fund will increase its allocation to structured products and reduce its allocation to corporate bonds while continuing to emphasize high-quality issuers that generate positive free cash flow and have improving credit profiles.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Basis point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg U.S. High Yield Corporate Bond Index: An unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment-grade debt. It is not possible to invest directly in an index.

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

Free Cash Flow: A financial performance calculation that measures how much operating cash flows exceed capital expenditures.

Institute for Supply Management (ISM): A nonprofit supply management association that publishes three Purchase Managers’ Indexes as part of its ISM Manufacturing Report on Business, which is considered a leading economic indicator.

Non-Agency Residential Mortgage-Backed Securities (NA RMBS): Securities issued by private institutions such as trusts and special purpose vehicles. These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Standard Deviation: A statistical measure of portfolio risk used to measure variability of total return around an average, over a specified period of time. The greater the standard deviation over the period, the wider the variability or range of returns and hence, the greater the fund’s volatility – calculated since inception.

Angel Oak UltraShort Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2023, the Fund’s Institutional Shares (AOUIX) returned -2.24%, while the Fund’s A Shares (AOUAX) returned -2.42%. During the same period, the Fund’s benchmark, the Bloomberg Short Treasury: 9-12 Months Index, returned 0.18%. Additionally, since inception on July 22, 2022, the Fund’s A1 Shares (AOUNX) returned -0.25% for the period ended January 31, 2023.1 The Fund’s benchmark, the Bloomberg Short Treasury: 9-12 Months Index, was up 0.86% over the same period.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary contributors to annual performance were income, collateralized loan obligations (CLOs), asset-backed securities (ABS), and Treasuries. The primary detractors were a longer spread duration and higher allocation to securitized credit than the benchmark. The Fund maintained an effective duration similar to the benchmark during the year, while widening credit spreads were the primary cause of underperformance, given the higher allocation to securitized credit and a longer spread duration in credit. Given current valuations, the Fund is set up well to potentially benefit from this much higher-yielding environment and the wide spread basis between securitized and corporate credit.

The government/credit allocation was decreased, as securitized spreads ended the year wider relative to government assets. Government/credit ended the period at 10%/90%. As credit underperformed rates for the period, the Fund looked to make allocation changes in each sector to better position the portfolio for 2023. The government allocation continues to focus on a diversified mix of primarily fixed- and floating-rate agency commercial mortgage-backed securities (CMBS), Treasuries, and cash. The cash allocation was reduced, as the government allocation focused on floating-rate agency CMBS as spreads underperformed and the average price of that allocation reached $98.50, to end the year with an average spread of 76 basis points (bps). The duration of the government allocation is approximately four months.

Shareholder outflows across the entire industry looked to be a headwind for securitized spreads in the fourth quarter of 2022, setting up for a much better technical environment in the first quarter of 2023. Seasonal technicals have the potential to drive spread performance in the first half of the year. We believe markets are beginning to price in peak Fed policy, which would set up an attractive opportunity to own 1-year, fixed-rate, high-quality assets.

The ABS allocation produced a total return of 0.10%, contributing 9 bps to Fund performance. ABS spreads remained volatile throughout the year, ending at +266 in the Fund. The Fund continued to reposition into more-attractive, short-duration ABS bonds throughout the year. The average spread in ABS auto increased to an approximate maximum of 300 bps in the fourth quarter of 2022 but started to tighten in January 2023. Spreads ended the period well wide of the since-inception average.

The residential mortgage credit allocation continued to be under pressure but appears to offer the best relative value in short-duration credit. Residential mortgage credit detracted 2.84% from Fund performance for the period. Agency mortgage spreads reached their widest levels of the cycle at the beginning of the fourth quarter of 2022, putting upward pressure on short-duration AAA non-agency spreads as well. The mortgage credit allocation widened in the fourth quarter of 2022, to an average nominal spread wide of 300 in the Fund but ended the period at 251 bps. Issuance finally eased in the fourth quarter of 2022, and buy axes started to appear late in the quarter after agency mortgage-backed securities (AMBS) spreads started to normalize. From a positioning perspective, the Fund looked to effectively maintain exposure in short-duration, investment-grade tranches of non-QM and prime jumbo floating-rate bonds, as the portfolio management team became more convicted within non-agency residential mortgage-backed securities (NA RMBS) spreads heading into 2023. The allocation to NA RMBS overall decreased to 25% of Fund assets to right-size the allocation amid current levels of high volatility. As volatility subsides over the coming months and quarters, in addition to an expected sharp fall in supply, we believe the NA RMBS allocation should outperform, given current valuations.

CLOs returned 3.32% for the period, contributing 34 bps to Fund performance. CLOs were the star performer in the Fund for the period. The floating-rate component has been a major contributor to performance in 2022. Underlying bank loan performance outperformed fixed-rate, high-yield corporate credit. The Fund’s focus on very-short-maturity, primarily AAA-rated tranches helped reduce the impact of market volatility on prices. Given spread widening and the rapid run-up in front-end rates, short-duration AAA-rated CLO yields are now in the 6%-7% range, providing investors with historically attractive return potential in very high-quality assets that should act like a buffer in uncertain times. The CLO allocation was maintained during the year to end the period at 12% of Fund assets. As of the end of the period, the average price was $99.6 and the yield to effective maturity was 6.2% (a 150 spread). Corporate bonds and CMBS continue to be minor, tactical allocations within the Fund, at approximately 7% of Fund assets in total.

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

What is your outlook for 2023, and how is the Fund positioned?

Looking to 2023, we believe equity earnings will begin to come under pressure as the Fed rate hikes take hold. We think this will be beneficial to fixed-income flows, and we see them turning positive in the first quarter of 2023, considering how under-allocated U.S. households are to fixed income and how enticing yield levels are. Also, we expect interest rate volatility to decline as the Fed reaches the end of this hiking cycle, and we expect issuance volumes to slow, which should be very supportive of mortgage and structured product spreads. We believe structured credit will be a primary focus for allocators, as some areas of AAA structured credit trade wider than BBB corporate bonds and current coupon AMBS spreads are comparable to the entire Bloomberg U.S. Corporate Investment Grade Index and come with government backing.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. For more information on these risks and other risks of the Fund, please see the Prospectus.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Non-Qualified Mortgage (Non-QM): A loan that does not meet the standards of a qualified mortgage and uses non-traditional methods of income verification to help a borrower get approved for a home loan.

Agency Commercial Mortgage-Backed Security (Agency CMBS): A type of mortgage-backed security that is secured by loans on commercial properties that are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, or another United States federal government-sponsored enterprise (GSE) or a United States federal government agency.

Agency Mortgage-Backed Securities (AMBS): Securities issued or guaranteed by the U.S. government or a GSE.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg Short Treasury: 9-12 Months Index: Measures the performance of U.S. Treasury bills, notes and bonds with a remaining maturity between 9-12 months.

Bloomberg U.S. Corporate Investment Grade Index: An index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Current Coupon: Refers to a security that is trading closest to its par value without going over par. In other words, the bond’s market price is at or near to its issued face value.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Floating Rate: A floating-rate security is an investment with interest payments that float or adjust periodically based upon a predetermined benchmark.

Non-Agency Residential Mortgage-Backed Securities (NA RMBS): Securities issued by private institutions such as trusts and special purpose vehicles. These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flows of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Prime Jumbo: Prime jumbo mortgages are non-agency loans typically because the lending amount exceeds the conforming loan limits. These tend to be high-quality mortgages with high credit scores that, for the most part, comply with agency mortgage underwriting guidelines.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Spread Duration: A bond’s price sensitivity to spread changes.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards and maturities.

Yield-to-Maturity (YTM): The total rate of return that will have been earned by a bond when it makes all interest payments and repays the original principal.

Angel Oak Total Return Bond Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2023, the Fund’s Institutional Shares (AOIIX) returned -8.32%. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -8.36%. The Fund outperformed the benchmark by 4 basis points (bps) during the period.

What were the main contributors to and detractors from the Fund’s performance during the period?

The positive contribution from income and the Fund’s more than 150 bps yield advantage over the benchmark was more than offset by the negative contribution from price performance. Within the credit strategies, the securitized bonds overweight versus corporate bonds was a detractor, as corporate bond spreads outperformed securitized bond spreads. The Fund’s duration was shorter than the benchmark for most of the fourth quarter of 2022 during a period when the yield curve bear flattened significantly, with the 3s/10s curve flattening 276 bps and the 2s/10s curve flattening 130 bps. Duration strategies were a positive contributor to performance, while the underweight to longer-spread-duration corporate credit was a primary detractor.

The Fund’s yield-to-maturity increased to end the period at 6.3%, rising approximately 350 bps over the year, from 2.8%. The effective duration of the Fund increased to a more neutral position as the portfolio management team became more constructive on duration heading into 2023. The average duration ended the year at 6.5, longer than the benchmark of 6.3, and with an average spread of 249 bps. The Fund ended the quarter positioned with a longer duration and a higher yield than the benchmark.

GOVERNMENT ATTRIBUTION

The government and cash allocation increased year over year, from 32% to 38%. The U.S. agency mortgage-backed securities (AMBS) allocation ended the period at 35%, with an overweight to agency residential mortgage-backed securities (RMBS) at 31%, versus agency commercial mortgage-backed securities (CMBS) at 4%. The agency RMBS allocation increased sharply year over year, from 5% to 31%. Agency RMBS are at historically attractive spreads, as rate volatility remains elevated. Agency CMBS was reduced sharply year over year from 17% to 4%. The contribution from the agency RMBS allocation was 15 bps, while the attribution from agency CMBS was -2.68%. The Treasury allocation attribution was -1.12%, while the cash and equivalents attribution was 5 bps.

CREDIT ATTRIBUTION

For the year, the corporate credit allocation decreased 4%, to 21% of Fund assets. The corporate credit allocation had a contribution of -1.19% for the period. The contribution from corporate bonds outperformed the benchmark, primarily due to the underweight duration positioning, in the 4-to-5-year range versus over 7 years for the benchmark. The corporate credit allocation ended the period with a spread advantage of 319 bps versus the benchmark of 117 bps.

Securitized credit underperformed corporate credit for the period, but the spread duration was much shorter than investment-grade corporate bonds in the benchmark. Sharp widening of agency RMBS spreads at the end of the third quarter of 2022 and widening liquidity premiums versus corporate bonds were the main drivers of spread underperformance in the period. The securitized credit allocation had a negative contribution of 2.94% for the period.

What is your outlook for 2023, and how is the Fund positioned?

Looking to 2023, we believe equity earnings will begin to come under pressure as the Fed rate hikes take hold. We think this will be beneficial to fixed-income flows, and we see them turning positive in the first quarter of 2023, considering how under-allocated U.S. households are to fixed income and how enticing yield levels are. Also, we expect interest rate volatility to decline as the Fed reaches the end of this hiking cycle, and we expect issuance volumes to slow, which should be very supportive of mortgage and structured product spreads. We believe structured credit will be a primary focus for allocators, as some areas of AAA structured credit trade wider than BBB corporate bonds, and current coupon AMBS spreads are comparable to the entire Bloomberg U.S. Corporate Investment Grade Index and come with government backing.

Past performance is not a guarantee of future results.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

On December 31, 2022, the Fund’s name was changed from the “Angel Oak Core Impact Fund” to the “Angel Oak Total Return Bond Fund,” and certain changes were made to the Fund’s investment strategies and management team. As a result, the Fund’s performance during periods prior to this date may have differed had the Fund’s current investment policies and strategies been in place at those times.

Definitions:

2s/10s Curve: The difference between the 10-year Treasury rate and the 2-year Treasury rate.

3s/10s Curve: The difference between the 10-year Treasury rate and the 3-month Treasury rate.

Agency Commercial Mortgage-Backed Security (Agency CMBS): A type of mortgage-backed security that is secured by loans on commercial properties that are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, or another United States federal government- sponsored enterprise (GSE) or a United States federal government agency.

Agency Mortgage-Backed Securities (AMBS): Securities issued or guaranteed by the U.S. government or a GSE.

Agency Residential Mortgage-Backed Securities (Agency RMBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA bonds are backed by the full faith and credit of the U.S. government and thus are free from default risk. While FNMA and Freddie Mac securities lack this same backing, the risk of default is negligible.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Bloomberg U.S. Corporate Investment Grade Index: An index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Yield-to-Maturity (YTM): The total rate of return that will have been earned by a bond when it makes all interest payments and repays the original principal.

Yield Curve: The U.S. Treasury yield curve refers to a line chart that depicts the yields of short-term Treasury bills compared to the yields of long-term Treasury notes and bonds. The slope, shape, and level of yield curves may vary over time with changes in interest rates.

Angel Oak UltraShort Income ETF

How did the Fund perform during the period?

Since inception on October 24, 2022, the Angel Oak UltraShort Income ETF (the Fund) returned 1.90% based on market price and 1.92% based on net asset value for the period ended January 31, 2023. The Fund’s benchmark, the Bloomberg U.S. Treasury Bills Index, was up 1.10% over the same period. The Fund, which launched during the fourth quarter of 2022, was focused on ramping up the allocation toward the strategic allocation.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary contributors to performance were income return from asset-backed securities (ABS) and Treasuries and price return from ABS. The Fund maintained an effective duration in the range of 3-10 months since Fund inception. Given current valuations, the Fund is set up well to potentially benefit from this much higher-yielding environment and the wide basis between securitized and corporate credit.

The government/credit allocation continued to decrease since inception as opportunities were identified in securitized credit, corporate credit, and agencies. Government/credit ended the period at 20%/80%. The portfolio was initially allocated to Treasury bills with a yield north of 4%. By the end of the period, the 20% allocation to government exposure was allocated 67% to Treasuries, 22% to agency commercial mortgage-backed securities (CMBS), and 11% to agency residential mortgage-backed securities (RMBS). The duration of the government allocation is approximately 12 months.

The ABS allocation produced a total return of 2.79%, contributing 1.03% to Fund performance. ABS spreads remained volatile in the fourth quarter of 2022 but started to tighten in January 2023, ending the period at 142 bps (basis points) in the Fund. The Fund continued to reposition into more-attractive, short-duration ABS opportunities. Shareholder outflows across the entire industry looked to be a headwind for securitized spreads in 2022, setting up for a much better technical environment in the first quarter of 2023. Seasonal technicals have the potential to drive spread performance in the first half of 2023. We believe markets are beginning to price in peak Fed policy, setting up an attractive opportunity to own 1-year, fixed-rate, high-quality assets.

The residential mortgage credit allocation continued to be under pressure in the fourth quarter of 2022 but appears to offer the best relative value in short-duration credit. Residential mortgage credit has contributed 18 bps to Fund performance since inception. Agency mortgage spreads reached their widest levels of the cycle at the beginning of the fourth quarter of 2022, putting upward pressure on short-duration AAA non-agency spreads as well. The mortgage credit allocation widened in the fourth quarter of 2022 but started to improve in January 2023. Issuance finally eased in the fourth quarter of 2022, and buy axes started to appear late in the quarter after agency mortgage-backed securities (AMBS) spreads started to normalize. From a positioning perspective, the Fund ramped up exposure in a diversified mix of primarily investment-grade tranches of non-qualified mortgage, nonperforming loans, reperforming loans, prime jumbo, and single-family rental. The portfolio management team believes non-agency mortgage-backed securities spreads are at the most attractive level since the summer of 2020. The allocation ended the year at 19% of Fund assets, with an average spread of 399 bps.

Collateralized loan obligations (CLOs) returned 2.53% since inception, contributing 20 bps to Fund performance. The floating-rate component was a major contributor to CLO performance in 2022 overall. Underlying bank loan performance outperformed fixed-rate, high-yield corporate credit. The Fund’s focus was on very-short-maturity, AAA-rated tranches. The rapid run-up in front-end rates in 2022 had led to short-duration AAA-rated CLO yields in the 6%-7% range, providing investors with historically attractive return potential in very high-quality assets. The CLO allocation ended the period at 8% of Fund assets, with an average price of $99.2 and a yield to effective maturity of 6.2% (a 165 spread). Corporate bonds are a minor, tactical allocation within the Fund, at approximately 4% of Fund assets.

What is your outlook for 2023, and how is the Fund positioned?

Looking to 2023, we believe equity earnings will begin to come under pressure as the Fed rate hikes take hold. We think this will be beneficial to fixed-income flows, and we see them turning positive in the first quarter of 2023, considering how under-allocated U.S. households are to fixed income and how enticing yield levels are. Also, we expect interest rate volatility to decline as the Fed reaches the end of this hiking cycle, and we expect issuance volumes to slow, which should be very supportive of mortgage and structured product spreads. We believe structured credit will be a primary focus for allocators, as some areas of AAA structured credit trade wider than BBB corporate bonds and current coupon AMBS spreads are comparable to the entire Bloomberg U.S. Corporate Investment Grade Index and come with government backing.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. Derivatives involve risks different from — and in certain cases, greater than — the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

ETFs may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market prices (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund is an actively managed ETF, which is a fund that trades like other publicly traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Commercial Mortgage-Backed Security (Agency CMBS): A type of mortgage-backed security that is secured by loans on commercial properties that are issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, or another United States federal government-sponsored enterprise (GSE) or a United States federal government agency.

Agency Mortgage-Backed Securities (AMBS): Securities issued or guaranteed by the U.S. government or a GSE.

Agency Residential Mortgage-Backed Securities (Agency RMBS): Securities issued or guaranteed by the U.S. government or a GSE, such as the Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA bonds are backed by the full faith and credit of the U.S. government and thus are free from default risk. While FNMA and Freddie Mac securities lack this same backing, the risk of default is negligible.

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Basis Point (bps): One hundredth of one percent and is used to denote the percentage change in a financial instrument.

Bloomberg U.S. Corporate Investment Grade Index: An index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg U.S. Treasury Bills Index: The Index tracks the market for treasury bills issued by the U.S. government.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Current Coupon: Refers to a security that is trading closest to its par value without going over par. In other words, the bond’s market price is at or near to its issued face value.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Nonperforming Loan (NPL): A loan in which the borrower is in default and has not made any scheduled payments of principal or interest for a certain period of time.

Non-Qualified Mortgage (Non-QM): A loan that does not meet the standards of a qualified mortgage and uses non-traditional methods of income verification to help a borrower get approved for a home loan.

Prime Jumbo: Prime jumbo mortgages are non-agency loans typically because the lending amount exceeds the conforming loan limits. These tend to be high-quality mortgages with high credit scores that, for the most part, comply with agency mortgage underwriting guidelines.

Reperforming Loan (RPL): A mortgage that had become delinquent because the borrower fell behind on payments by at least 90 days but returned to “performing” status because the borrower has resumed making payments.

Single-Family Rental (SFR): Houses or apartments that are designed to be rented by a single family or individual.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards and maturities.

Yield-to-Maturity (YTM): The total rate of return that will have been earned by a bond when it makes all interest payments and repays the original principal.

Angel Oak Income ETF

How did the Fund perform during the period?

Since inception on November 7, 2022, the Angel Oak Income ETF (the Fund) returned 2.49% based on market price and 2.41% based on net asset value for the period ending January 31, 2023. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was up 7.07% over the same period. The Fund, which launched during the fourth quarter of 2022, was focused on ramping up the allocation toward the strategic allocation.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary contributors to performance were price return from collateralized loan obligations, interest return from Treasuries, and both price and interest return from non-agency residential mortgage-backed securities (NA RMBS). The Fund maintained an effective duration of around three years once ramping up from Fund inception. Inflation data remained challenging and continued to result in dramatically more-hawkish Fed rhetoric and expectations. Structured credit spreads, notably NA RMBS, also continued to widen, while agency mortgage-backed securities (AMBS) reversed course slightly as interest rate volatility continued to soar.

NA RMBS currently stands at approximately 45% of the Fund and produced a total return of 4.00% during the period, contributing 0.87% to Fund performance. From a dollar price perspective, NA RMBS prices in our strategy are at levels last seen in 2011, and loss-adjusted yields range from 6% to 15% in high-quality cash flows, with robust structural credit protection, and are backed by U.S. homes. We favor most subsectors of NA RMBS due to deeply discounted dollar prices with prepayment and call upside potential, as the market is currently priced for maximum extension. The opportunity to own very attractive loss-adjusted yields is available in most NA RMBS subsectors, but in the current environment, we prefer the following subsectors: senior and mezzanine tranches of prime jumbo 2.0, senior and mezzanine tranches of non-qualified mortgages, senior legacy NA RMBS, mortgage insurance, and reperforming loan securitizations. These sectors have been under significant pressure, particularly in the second half of 2022, but in our view offer extraordinarily attractive total return potential from here. We expect NA RMBS spreads to tighten on the heels of declining implied volatility and peak policy in 2023. Spread tightening coupled with current loss-adjusted yields approaching 10% in our strategy increase the potential for double-digit total return opportunities on the heels of the prior volatility storms.

Stable fundamentals have been evident in NA RMBS over the past several years, but the technical picture has been challenging due to robust issuance in 2021 and 2022. However, we expect the technical picture to improve in 2023, as the bond bear market of 2022 made securitization and mortgage origination dynamics extraordinarily challenging. Not only is mortgage origination expected to decline dramatically, but NA RMBS supply also is expected to plummet in 2023 after years of significant gross issuance. In fact, we expect gross issuance to decline by 60% in 2023. Given our expectations of improving demand from money managers and pensions in 2023, the lack of supply in a shrinking market with stable fundamentals presents a favorable technical backdrop for potential spread tightening.

Asset-backed securities (ABS) are the second-largest credit exposure, at 18%, and they produced a total return of 4.45% during the period, contributing 0.38% to Fund performance. Delinquency rates on consumer loan products, such as credit cards and auto loans, are also starting to normalize, increasing from historically low levels. While we are cautious about subprime versus prime consumer areas of ABS, often the perceived credit weakness ahead is less than what is priced into current valuations. ABS spreads are near their widest levels since April/May 2020. In our view, even the bottom tranches of the subprime auto and consumer loan ABS sectors should hold up well, as the cushions are sufficient for a slow deterioration to a mild recession. Diversification with respect to issuers, deals, and tenure shows attractive value within the space. Seasoning and robust structural support coupled with the deeply discounted prices of most areas of consumer ABS more than compensate investors for the perceived credit risk ahead, considering our expectations of a mild recession in 2023.

What is your outlook for 2023, and how is the Fund positioned?

Looking to 2023, we believe equity earnings will begin to come under pressure as the Fed rate hikes take hold. We think this will be beneficial to fixed-income flows, and we see them turning positive in the first quarter of 2023, considering how under-allocated U.S. households are to fixed income and how enticing yield levels are. Also, we expect interest rate volatility to decline as the Fed reaches the end of this hiking cycle, and we expect issuance volumes to slow, which should be very supportive of mortgage and structured product spreads. We believe structured credit will be a primary focus for allocators, as some areas of AAA structured credit trade wider than BBB corporate bonds, and current coupon AMBS spreads are comparable to the entire Bloomberg U.S. Corporate Investment Grade Index and come with government backing.

Past performance is not a guarantee of future results.

Investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower- rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is a recently organized investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

ETFs may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market prices (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The Fund is an actively managed ETF, which is a fund that trades like other publicly traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

Bond ratings are grades given to the bonds to indicate their credit quality as determined by rating agencies including, but not limited to, S&P and Moody’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. In limited situations, when a rating agency has not issued a formal rating, the adviser will classify the security as nonrated.

Definitions:

Agency Mortgage-Backed Securities (AMBS): Securities issued or guaranteed by the U.S. government or a government-sponsored enterprise (GSE).

Asset-Backed Securities (ABS): Securities created by buying and bundling loans – such as residential mortgage loans, commercial loans or student loans – and creating securities backed by those assets, which are then sold to investors.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government sponsored, mortgage and corporate securities.

Bloomberg U.S. Corporate Investment Grade Index: An index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Cash Flow: Periodic coupons received by the bondholder during their holding period.

Collateralized Loan Obligation (CLO): A single security backed by a pool of debt.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Current Coupon: Refers to a security that is trading closest to its par value without going over par. In other words, the bond’s market price is at or near to its issued face value.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Non-Agency Residential Mortgage-Backed Securities (NA RMBS): Securities issued by private institutions such as trusts and special-purpose vehicles. These bonds are not guaranteed by the U.S. government or GSEs. They typically have a more sophisticated subordination structure, which redirects the aggregate principal and interest cash flow of the underlying collateral to the individual RMBS bonds based on a set of rules, which are designed to create tranches with specific risk, coupon, and maturity characteristics.

Non-Qualified Mortgage (Non-QM): A loan that does not meet the standards of a qualified mortgage and uses non-traditional methods of income verification to help a borrower get approved for a home loan.

Prime Jumbo: Prime jumbo mortgages are non-agency loans typically because the lending amount exceeds the conforming loan limits. These tend to be high-quality mortgages with high credit scores that, for the most part, comply with agency mortgage underwriting guidelines.

Reperforming Loan (RPL): A mortgage that had become delinquent because the borrower fell behind on payments by at least 90 days but returned to “performing” status because the borrower has resumed making payments.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Subprime: Subprime mortgages are extended to borrowers with low credit scores. In general, these borrowers have damaged credit or limited credit history along with minimal income and asset verification. Due to the higher default risk associated with these borrowers, lenders tend to charge a higher interest rate on subprime loans.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Multi-Strategy 10 Year Plot Points

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $500,000 made on January 31, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2023)

	Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund, Institutional Class	(10.98%)	(3.41%)	(0.42%)	1.78%	2.43%
Angel Oak Multi-Strategy Income Fund, Class A without load	(11.28%)	(3.62%)	(0.68%)	1.51%	3.86%
Angel Oak Multi-Strategy Income Fund, Class A with load	(13.31%)	(4.36%)	(1.14%)	1.29%	3.66%
Angel Oak Multi-Strategy Income Fund, Class C without load	(11.88%)	(4.34%)	(1.41%)	N/A	(0.11%)
Angel Oak Multi-Strategy Income Fund, Class C with load	(12.72%)	(4.34%)	(1.41%)	N/A	(0.11%)
Bloomberg U.S. Aggregate Bond Index(3)	(8.36%)	(2.35%)	0.86%	1.43%	1.45	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is August 16, 2012 for Institutional Class Shares, June 28, 2011 for Class A Shares, and August 4, 2015 for Class C Shares.

(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

(4) The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of Class A Shares is 1.94% and for Class C Shares is 1.24%.

Investment Results – (Unaudited) (continued)

Angel Oak Financials Income Impact Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2023)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Financials Income Impact Fund, Institutional Class	(5.37%)	(1.30%)	1.39%	1.99%
Angel Oak Financials Income Impact Fund, Class A without load	(5.59%)	(1.54%)	1.16%	1.76%
Angel Oak Financials Income Impact Fund, Class A with load	(7.75%)	(2.28%)	0.70%	1.48%
Angel Oak Financials Income Impact Fund, Class C without load	(6.79%)	(2.44%)	0.33%	0.40%
Angel Oak Financials Income Impact Fund, Class C with load	(7.69%)	(2.44%)	0.33%	0.40%
Bloomberg U.S. Aggregate 3-5 Year Index(3)	(4.85%)	(1.20%)	1.13%	1.25	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is November 3, 2014 for Institutional Class and Class A Shares and August 4, 2015 for Class C Shares.

(3) The Bloomberg U.S. Aggregate 3-5 Year Index tracks bonds with 3-5 year maturities within the Bloomberg U.S. Aggregate Bond Index. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg U.S. Aggregate 3-5 Year Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg U.S. Aggregate 3-5 Year Index return from the inception date of the Class C Shares is 1.15%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $500,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and when the Predecessor High Yield Fund was reorganized into the Fund had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $500,000 made on January 31, 2013. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2023)

	Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak High Yield Opportunities Fund, Institutional Class	(2.89%)	2.16%	3.26%	4.61%	7.44%
Angel Oak High Yield Opportunities Fund, Class A without load	(3.13%)	1.89%	2.99%	4.36%	4.69%
Angel Oak High Yield Opportunities Fund, Class A with load	(5.34%)	1.13%	2.51%	4.12%	4.47%
Bloomberg U.S. High Yield Corporate Bond Index(3)	(5.22%)	1.29%	2.96%	4.28%	8.82	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge.

(2) Inception date is March 31, 2009 for Institutional Class Shares and July 31, 2012 for Class A Shares.

(3) The Bloomberg U.S. High Yield Corporate Bond Index is an unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment grade debt. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg U.S. High Yield Corporate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg U.S. High Yield Corporate Bond Index return from the inception date of Class A Shares is 4.78%.

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on April 2, 2018 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2023)

	Average Annual Returns
	One Year	Three Year	Since Inception(2)
Angel Oak UltraShort Income Fund, Institutional Class	(2.24%)	0.03%	1.41%
Angel Oak UltraShort Income Fund, Class A	(2.42%)	(0.22%)	1.12%
Angel Oak UltraShort Income Fund, Class A1 without load	N/A	N/A	(0.25	%)(3)
Angel Oak UltraShort Income Fund, Class A1 with load	N/A	N/A	(2.25	%)(3)
Bloomberg Short Treasury: 9-12 Months Index(4)	0.18%	0.47%	1.26	%(5)
Bloomberg Short Term Government/Corporate Index(6)	1.17%	0.77%	1.41	%(7)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A1 Shares, with load, include the maximum 1.50% sales charge and the maximum 0.50% deferred sales charge.

(2) Inception date is April 2, 2018 for Institutional Class, April 30, 2018 for Class A Shares, and July 22, 2022 for Class A1 Shares.

(3) Less than one year of activity, figure presented is a cumulative return.

(4) The Bloomberg Short Treasury: 9-12 Months Index measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(5) The return shown for the Bloomberg Short Treasury: 9-12 Months Index is from the inception date of the Institutional Class Shares. The Bloomberg Short Treasury: 9-12 Months Index return from the inception date of the Class A Shares is 1.27% and for Class A1 Shares is 0.86%.

Investment Results – (Unaudited) (continued)

(6) The Bloomberg Short Term Government/Corporate Index is an unmanaged index that represents securities that have fallen out of the U.S. Government/Corporate Index because of the standard minimum one year maturity constraint. Sectors include treasuries, agencies, industrials, utilities and financial institutions. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(7) The return shown for the Bloomberg Short Term Government/Corporate Index is from the inception date of the Institutional Class Shares. The Bloomberg Short Term Government/Corporate Index return from the inception date of the Class A Shares is 1.41% and for Class A1 Shares is 1.38%.

Investment Results – (Unaudited) (continued)

Angel Oak Total Return Bond Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on June 4, 2021 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2023)

	Average Annual Returns
	One Year	Since Inception(2)
Angel Oak Total Return Bond Fund, Institutional Class	(8.32%)	(5.83%)
Bloomberg U.S. Aggregate Bond Index(3)	(8.36%)	(6.00%)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is June 4, 2021.

(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income ETF

Total Return Based on a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on October 24, 2022 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Cumulative Returns(1)

(For the period ended January 31, 2023)

Since Inception(2)
Angel Oak UltraShort Income ETF – NAV	1.92%
Angel Oak UltraShort Income ETF – Market Price	1.90%
Bloomberg U.S. Treasury Bills Index(3)	1.10%
Bloomberg Short Term Government/Corporate Index(4)	1.19%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is October 24, 2022.

(3) The Bloomberg U.S. Treasury Bills Index tracks the market for treasury bills issued by the U.S. government. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The Bloomberg Short Term Government/Corporate Total Return Index is an unmanaged index that represents securities that have fallen out of the U.S. Government/Corporate Index because of the standard minimum one year maturity constraint. Sectors include treasuries, agencies, industrials, utilities and financial institutions. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

Angel Oak Income ETF

Total Return Based on a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on November 7, 2022 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Cumulative Returns(1)

(For the period ended January 31, 2023)

Since Inception(2)
Angel Oak Income ETF – NAV	2.41%
Angel Oak Income ETF – Market Price	2.49%
Bloomberg U.S. Aggregate Bond Index(3)	7.07%

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is November 7, 2022.

(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$945.60	$10.79	2.20%
	Hypothetical(2)	$1,000.00	$1,014.12	$11.17	2.20%
Class C	Actual	$1,000.00	$942.40	$14.54	2.97%
	Hypothetical(2)	$1,000.00	$1,010.23	$15.05	2.97%
Institutional Class	Actual	$1,000.00	$946.70	$9.47	1.93%
	Hypothetical(2)	$1,000.00	$1,015.48	$9.80	1.93%

Angel Oak Financials Income Impact Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$962.40	$4.70	0.95%
	Hypothetical(2)	$1,000.00	$1,020.42	$4.84	0.95%
Class C	Actual	$1,000.00	$958.10	$8.39	1.70%
	Hypothetical(2)	$1,000.00	$1,016.64	$8.64	1.70%
Institutional Class	Actual	$1,000.00	$963.60	$3.46	0.70%
	Hypothetical(2)	$1,000.00	$1,021.68	$3.57	0.70%

Angel Oak High Yield Opportunities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,027.70	$4.55	0.89%
	Hypothetical(2)	$1,000.00	$1,020.72	$4.53	0.89%
Institutional Class	Actual	$1,000.00	$1,029.10	$3.22	0.63%
	Hypothetical(2)	$1,000.00	$1,022.03	$3.21	0.63%

Summary of Funds’ Expenses – (Unaudited) (continued)

Angel Oak UltraShort Income Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$997.00	$3.02	0.60%
	Hypothetical(2)	$1,000.00	$1,022.18	$3.06	0.60%
Class A1	Actual	$1,000.00	$997.30	$3.02	0.60%
	Hypothetical(2)	$1,000.00	$1,022.18	$3.06	0.60%
Institutional Class	Actual	$1,000.00	$998.40	$1.76	0.35%
	Hypothetical(2)	$1,000.00	$1,023.44	$1.79	0.35%

Angel Oak Total Return Bond Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$962.90	$2.82	0.57%
	Hypothetical(2)	$1,000.00	$1,022.33	$2.91	0.57%

Angel Oak UltraShort Income ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Annualized Expense Ratio
Actual	$1,000.00	$1,019.20	$0.79(3)	0.29%
Hypothetical(2)	$1,000.00	$1,023.74	$1.48(1)	0.29%

Angel Oak Income ETF	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Annualized Expense Ratio
Actual	$1,000.00	$1,024.10	$1.86(4)	0.79%
Hypothetical(2)	$1,000.00	$1,021.22	$4.02(1)	0.79%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

(3) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (99) in the most recent period beginning October 24, 2022, and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(4) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (85) in the most recent period beginning November 7, 2022, and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is to seek current income.

The investment objective of Angel Oak Financials Income Impact Fund is to seek current income with a secondary objective of total return.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

(a) Less than 0.005%

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

The investment objective of Angel Oak UltraShort Income Fund is to provide current income while seeking to minimize price volatility and maintain liquidity.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak Total Return Bond Fund is to seek total return.

The investment objective of Angel Oak UltraShort Income ETF is to provide current income while seeking to minimize price volatility and maintain liquidity.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak Income ETF is to seek current income.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Statements of Assets and Liabilities

January 31, 2023

	Multi-Strategy Income Fund (a)	Financials Income Impact Fund	High Yield Opportunities Fund	UltraShort Income Fund	Total Return Bond Fund
Assets
Investments in unaffiliated securities at fair value*	$3,560,520,959	$100,451,016	$63,432,926	$688,650,356	$34,425,521
Investments in affiliated securities at fair value*	126,463,589	—	—	4,880,005	—
Cash	356,683	—	—	—	—
Due from Adviser	—	9,488	51,384	—	55,244
Deposit at broker for reverse repurchase agreements	3,907,000	—	—	—	—
Deposit at broker for futures*	8,981,067	—	—	979,526	326,000
Deposit at broker for swaps	240,419	—	—	—	—
Receivable for Fund shares sold	53,989,716	279,268	6,917	978,896	—
Receivable for investments sold	9,495,294	1,956,056	—	689,950	—
Dividends and interest receivable	17,082,734	1,035,363	930,838	1,525,528	145,831
Prepaid expenses	77,715	30,944	20,907	46,308	16,117

Total Assets	3,781,115,176	103,762,135	64,442,972	697,750,569	34,968,713

Liabilities
Payable for credit agreements	300,000,000	—	—	—	—
Payable for reverse repurchase agreements (net of unamortized deferred issuance costs of $157,551)	249,842,609	—	—	—	—
Payable for investments purchased	222,284,602	—	980,152	1,133,782	—
Payable for Fund shares redeemed	5,927,810	156,415	39,475	1,907,413	—
Payable for distributions to shareholders	5,326,803	193,425	230,236	526,569	108,315
Interest payable for credit and reverse repurchase agreements	3,962,288	—	—	—	—
Payable to Adviser	2,151,222	—	—	121,540	—
Payable to administrator, fund accountant, and transfer agent	356,709	24,715	16,259	86,890	10,837
12b-1 fees accrued	71,258	20,838	664	8,734	—
Payable to custodian	33,903	949	1,500	8,499	548
Other accrued expenses	232,072	44,511	63,456	59,874	63,351

Total Liabilities	790,189,276	440,853	1,331,742	3,853,301	183,051

Net Assets	$2,990,925,900	$103,321,282	$63,111,230	$693,897,268	$34,785,662

Net Assets consist of:
Paid-in capital	$4,926,802,063	$163,847,080	$72,223,919	$763,320,378	$40,114,189
Total distributable earnings (accumulated deficit)	(1,935,876,163)	(60,525,798)	(9,112,689)	(69,423,110)	(5,328,527)

Net Assets	$2,990,925,900	$103,321,282	$63,111,230	$693,897,268	$34,785,662

Class A:
Net Assets	$150,449,905	$5,893,440	$3,416,850	$39,535,947	$—

Shares outstanding (unlimited number of shares authorized, no par value)	17,425,567	723,628	321,451	4,134,469	—

Net asset value (“NAV”) per share	$8.63	$8.14	$10.63	$9.56	$—

Offering price per share (NAV/0.9775) (b)	$8.83	$8.33	$10.87	$9.78	$—

Class C:
Net Assets	$46,512,313	$4,437,195	$—	$—	$—

Shares outstanding (unlimited number of shares authorized, no par value)	5,444,667	553,803	—	—	—

Net asset value (“NAV”) and offering price per share	$8.54	$8.01	$—	$—	$—

Minimum redemption price per share (NAV*0.99) (c)	$8.45	$7.93	$—	$—	$—

Institutional Class:
Net Assets	$2,793,963,682	$92,990,647	$59,694,380	$653,847,901	$34,785,662

Shares outstanding (unlimited number of shares authorized, no par value)	324,411,989	11,454,484	5,641,855	68,383,148	3,995,616

Net asset value (“NAV”) and offering price per share	$8.61	$8.12	$10.58	$9.56	$8.71

Class A1:
Net Assets	$—	$—	$—	$513,420	$—

Shares outstanding (unlimited number of shares authorized, no par value)	—	—	—	53,788	—

Net asset value (“NAV”) per share	$—	$—	$—	$9.55	$—

Offering price per share (NAV/0.985) (d)	$—	$—	$—	$9.70	$—

Minimum redemption price per share (NAV*0.995) (e)	$—	$—	$—	$9.50	$—

*Identified Cost:
Investments in unaffiliated securities	$4,283,722,132	$109,617,400	$68,078,848	$719,345,684	$36,947,873

Investments in affiliated securities	140,994,876	—	—	4,829,286	—

Required margin held as collateral for futures contracts	9,672,680	—	—	894,050	215,700

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)	Class A shares impose a maximum 2.25% sales charge on purchases. This fee is not charged to shareholders of the UltraShort Income Fund.
(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged.
(d)	Class A1 shares impose a maximum 1.50% sales charge on purchases.
(e)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged.

See accompanying notes which are an integral part of these financial statements.

Statements of Assets and Liabilities

January 31, 2023

	UltraShort Income ETF	Income ETF
Assets
Investments in securities at fair value*	$47,630,624	$34,038,694
Receivable for investments sold	4,961	297,689
Dividends and interest receivable	110,413	109,006

Total Assets	47,745,998	34,445,389

Liabilities
Payable for investments purchased	1,200,402	787,436
Payable to Adviser	11,099	21,654

Total Liabilities	1,211,501	809,090

Net Assets	$46,534,497	$33,636,299

Net Assets consist of:
Paid-in capital	$46,090,044	$33,148,155
Total distributable earnings (accumulated deficit)	444,453	488,144

Net Assets	$46,534,497	$33,636,299

Shares outstanding (unlimited number of shares authorized, no par value)	920,000	1,650,000

Net asset value (“NAV”) and offering price per share	$50.58	$20.39

*Identified Cost:
Investments in securities	$47,408,013	$33,749,623

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the Year Ended January 31, 2023

	Multi-Strategy Income Fund (a)	Financials Income Impact Fund	High Yield Opportunities Fund	UltraShort Income Fund	Total Return Bond Fund
Investment Income
Interest	$312,392,328	$6,378,710	$4,131,501	$26,829,199	$1,164,632
Dividends from unaffiliated investments	4,203,959	354,171	137,366	12	4,564
Dividends from affiliated investments	4,884,807	—	—	35,975	—

Total Investment Income	321,481,094	6,732,881	4,268,867	26,865,186	1,169,196

Expenses
Investment Advisory (See Note 5)	43,551,583	1,277,665	373,742	5,010,365	179,908
Interest expense	27,083,966	11,780	25	2,530	217
12b-1 – Class A	569,799	18,551	10,279	225,133	—
12b-1 – Class A1	—	—	—	653	—
12b-1 – Class C	590,959	67,506	—	—	—
Fund accounting	1,340,010	26,407	34,374	313,260	18,491
Administration	565,259	40,484	25,949	147,930	21,593
Transfer agent	541,710	85,023	29,097	117,364	13,888
Legal	486,019	73,064	62,567	112,292	60,623
Custodian	287,367	5,825	8,895	60,587	2,760
Trustee	277,070	40,517	36,743	89,908	35,225
Registration	253,168	64,879	43,091	203,933	39,735
Printing	228,229	24,851	7,343	29,854	5,104
Audit & tax	112,996	31,972	28,202	37,504	27,979
Insurance	54,224	1,330	631	11,771	340
Compliance	12,686	12,686	12,686	12,686	12,678
Miscellaneous	104,868	12,842	5,991	28,989	1,782

Total Expenses	76,059,913	1,795,382	679,615	6,404,759	420,323

Fees contractually recouped by Adviser (See Note 5)	17,063	—	—	—	—
Fees contractually waived by Adviser (See Note 5)	(714,385)	(91,469)	(233,113)	(2,190,925)	(212,352)
Fees voluntarily waived by Adviser (See Note 5)	—	(615,523)	—	—	—

Net Expenses	75,362,591	1,088,390	446,502	4,213,834	207,971

Net Investment Income (Loss)	246,118,503	5,644,491	3,822,365	22,651,352	961,225

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in unaffiliated securities	(354,718,540)	(3,058,652)	(1,967,678)	(36,420,380)	(2,275,300)
Net realized gain (loss) on investments on TBA sale commitments	5,722,656	—	—	—	—
Net realized gain (loss) on futures contracts	12,489,421	—	—	6,169,368	(526,553)
Net realized gain (loss) on swaps	6,353,207	—	—	—	—
Net realized gain (loss) on swaptions	220,000	—	—	—	—
Net change in unrealized appreciation/depreciation on unaffiliated investments	(552,212,571)	(11,304,317)	(4,234,264)	(27,689,567)	(1,506,612)
Net change in unrealized appreciation/depreciation on affiliated investments	(11,434,871)	—	—	50,719	—
Net change in unrealized appreciation/depreciation on TBA sale commitments	(4,430,900)	—	—	—	—
Net change in unrealized appreciation/depreciation on futures contracts	32,843,845	—	—	(411,506)	79,580

Net Realized and Unrealized Gain (Loss) on Investments	(865,167,753)	(14,362,969)	(6,201,942)	(58,301,366)	(4,228,885)

Net increase (decrease) in net assets resulting from operations	($619,049,250)	($8,718,478)	($2,379,577)	($35,650,014)	($3,267,660)

(a)	Statement has been consolidated. See Notes 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the Period Ended January 31, 2023

	UltraShort Income ETF (a)	Income ETF (b)
Investment Income
Interest	$557,337	$362,478

Total Investment Income	557,337	362,478

Expenses
Investment Advisory (See Note 5)	57,341	55,848

Total Expenses	57,341	55,848

Fees contractually recouped (waived) by Adviser (See Note 5)	(27,107)	(11,283)

Net Expenses	30,234	44,565

Net Investment Income (Loss)	527,103	317,913

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	11,525	29,404
Net change in unrealized appreciation/depreciation on investments	222,611	289,071

Net Realized and Unrealized Gain (Loss) on Investments	234,136	318,475

Net increase (decrease) in net assets resulting from operations	$761,239	$636,388

(a)	Fund commenced operations on October 24, 2022.
(b)	Fund commenced operations on November 7, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statement of Cash Flows (a)

For the Year Ended January 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	($619,049,250)
Net adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Net amortization and accretion of premium and discount on investments and other cost adjustments	(16,694,957)
Net realized paydown gains on mortgage backed and other asset backed securities	(25,379,318)
Sales of short-term investments, net	333,263,459
Purchases of investments	(732,625,670)
Proceeds from sales of long-term investments	3,821,332,769
Net realized (gain) loss on investments	354,718,540
Net change in unrealized appreciation/depreciation on investments	563,647,442
Proceeds from TBA sale commitments	197,062,500
Repayments of TBA sale commitments	(395,527,344)
Net realized (gain) loss on investments on TBA sale commitments	(5,722,656)
Net change in unrealized appreciation/depreciation on TBA sale commitments	4,430,900
Change in:
Receivable for investments sold	209,544,347
Dividends and interest receivable	8,729,697
Prepaid expenses	75,946
Payable for investments purchased	(145,631,841)
Interest payable for credit and reverse repurchase agreements	3,067,230
Payable to Adviser	(3,163,413)
Payable to administrator, fund accountant, and transfer agent	(72,090)
Payable to custodian	(20,943)
12b-1 fees accrued	(62,085)
Other accrued expenses	10,759

Net cash provided by (used in) operating activities	3,551,934,022

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	1,956,902,926
Payment on shares redeemed	(5,535,435,491)
Distributions paid to shareholders	(82,317,786)
Proceeds from reverse repurchase agreements	249,842,609
Repayments of reverse repurchase agreements	(134,796,000)

Net cash provided by (used in) financing activities	(3,545,803,742)

Net change in cash	6,130,280

CASH AND RESTRICTED CASH:
Beginning Balance	7,354,889

Ending Balance	$13,485,169

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$24,016,736
Cash held in money market investments	119,722,714
Non-cash financing activities - distributions reinvested	171,013,360
Non-cash financing activities - (increase) decrease in receivable for fund shares sold	(23,774,830)
Non-cash financing activities - increase (decrease) in payable for fund shares redeemed	(17,792,520)
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	$1,331,676
Deposit at broker for reverse repurchase agreements	2,742,000
Deposit at broker for futures	3,311,696
Variation margin on futures contracts	(30,483)

$7,354,889

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	$356,683
Deposit at broker for reverse repurchase agreements	3,907,000
Deposit at broker for futures	8,981,067
Deposit at broker for swaps	240,419

$13,485,169

(a)	Statement has been consolidated. See Note 1 in the notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended January 31, 2023 (a)	For the Year Ended January 31, 2022 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$246,118,503	$323,269,065
Net realized gain (loss) on investment transactions, futures contracts, TBA sale commitments, and swaps	(329,933,256)	10,939,721
Net change in unrealized appreciation/depreciation on investments, TBA sale commitments, and futures contracts	(535,234,497)	(140,395,761)

Net increase (decrease) in net assets resulting from operations	(619,049,250)	193,813,025

Distributions to Shareholders
Distributions, Class A	(11,252,681)	(17,292,024)
Distributions, Class C	(2,543,601)	(3,008,479)
Distributions, Institutional Class	(237,275,677)	(308,374,494)

Total distributions to shareholders	(251,071,959)	(328,674,997)

Capital Transactions – Class A
Proceeds from shares sold	55,165,501	113,767,630
Reinvestment of distributions	8,235,003	13,013,210
Amount paid for shares redeemed	(207,857,948)	(181,260,631)

Total Class A	(144,457,444)	(54,479,791)

Capital Transactions – Class C
Proceeds from shares sold	2,927,281	8,258,202
Reinvestment of distributions	1,916,694	2,240,601
Amount paid for shares redeemed	(19,468,158)	(25,344,980)

Total Class C	(14,624,183)	(14,846,177)

Capital Transactions – Institutional Class
Proceeds from shares sold	1,922,584,974	3,512,961,877
Reinvestment of distributions	160,861,663	224,826,130
Amount paid for shares redeemed	(5,290,316,865)	(2,718,565,354)

Total Institutional Class	(3,206,870,228)	1,019,222,653

Net increase (decrease) in net assets resulting from capital transactions	(3,365,951,855)	949,896,685

Total Increase (Decrease) in Net Assets	(4,236,073,064)	815,034,713

Net Assets
Beginning of year	7,226,998,964	6,411,964,251

End of year	$2,990,925,900	$7,226,998,964

Share Transactions – Class A
Shares sold	5,945,445	10,926,212
Shares issued in reinvestment of distributions	886,923	1,252,277
Shares redeemed	(22,171,642)	(17,436,419)

Total Class A	(15,339,274)	(5,257,930)

Share Transactions – Class C
Shares sold	326,745	803,571
Shares issued in reinvestment of distributions	210,355	217,730
Shares redeemed	(2,142,240)	(2,459,811)

Total Class C	(1,605,140)	(1,438,510)

Share Transactions – Institutional Class
Shares sold	206,660,021	338,829,057
Shares issued in reinvestment of distributions	17,289,202	21,692,531
Shares redeemed	(567,448,144)	(262,126,642)

Total Institutional Class	(343,498,921)	98,394,946

Net increase (decrease) in share transactions	(360,443,335)	91,698,506

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$5,644,491	$5,942,390
Net realized gain (loss) on investment transactions	(3,058,652)	963,613
Net change in unrealized appreciation/depreciation on investments	(11,304,317)	1,603,657

Net increase (decrease) in net assets resulting from operations	(8,718,478)	8,509,660

Distributions to Shareholders
Distributions, Class A	(285,634)	(111,005)
Distributions, Class C	(214,360)	(114,065)
Distributions, Institutional Class	(5,252,982)	(5,723,833)

Total distributions to shareholders	(5,752,976)	(5,948,903)

Capital Transactions – Class A
Proceeds from shares sold	7,686,268	2,220,664
Reinvestment of distributions	274,647	102,282
Amount paid for shares redeemed	(5,545,874)	(913,442)

Total Class A	2,415,041	1,409,504

Capital Transactions – Class C
Proceeds from shares sold	6,121,420	463,088
Reinvestment of distributions	167,176	82,346
Amount paid for shares redeemed	(4,609,226)	(2,734,308)

Total Class C	1,679,370	(2,188,874)

Capital Transactions – Institutional Class
Proceeds from shares sold	36,906,252	60,879,854
Reinvestment of distributions	2,707,443	3,282,293
Amount paid for shares redeemed	(92,662,779)	(41,849,423)

Total Institutional Class	(53,049,084)	22,312,724

Net increase (decrease) in net assets resulting from capital transactions	(48,954,673)	21,533,354

Total Increase (Decrease) in Net Assets	(63,426,127)	24,094,111

Net Assets
Beginning of year	166,747,409	142,653,298

End of year	$103,321,282	$166,747,409

Share Transactions – Class A
Shares sold	891,756	246,833
Shares issued in reinvestment of distributions	32,705	11,405
Shares redeemed	(671,454)	(102,033)

Total Class A	253,007	156,205

Share Transactions – Class C
Shares sold	713,037	52,396
Shares issued in reinvestment of distributions	20,128	9,286
Shares redeemed	(568,783)	(309,154)

Total Class C	164,382	(247,472)

Share Transactions – Institutional Class
Shares sold	4,286,387	6,814,124
Shares issued in reinvestment of distributions	319,221	366,628
Shares redeemed	(10,940,708)	(4,675,741)

Total Institutional Class	(6,335,100)	2,505,011

Net increase (decrease) in share transactions	(5,917,711)	2,413,744

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2023	For the Year Ended January 31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$3,822,365	$3,780,159
Net realized gain (loss) on investment transactions	(1,967,678)	636,570
Net change in unrealized appreciation/depreciation on investments	(4,234,264)	(1,827,827)

Net increase (decrease) in net assets resulting from operations	(2,379,577)	2,588,902

Distributions to Shareholders
Distributions, Class A	(220,212)	(198,482)
Distributions, Institutional Class	(3,644,808)	(3,642,787)

Total distributions to shareholders	(3,865,020)	(3,841,269)

Capital Transactions – Class A
Proceeds from shares sold	5,670,162	2,916,252
Reinvestment of distributions	218,084	197,215
Amount paid for shares redeemed	(6,869,415)	(2,181,125)

Total Class A	(981,169)	932,342

Capital Transactions – Institutional Class
Proceeds from shares sold	8,512,748	4,653,761
Reinvestment of distributions	738,044	757,305
Amount paid for shares redeemed	(13,251,255)	(2,985,257)

Total Institutional Class	(4,000,463)	2,425,809

Net increase (decrease) in net assets resulting from capital transactions	(4,981,632)	3,358,151

Total Increase (Decrease) in Net Assets	(11,226,229)	2,105,784

Net Assets
Beginning of year	74,337,459	72,231,675

End of year	$63,111,230	$74,337,459

Share Transactions – Class A
Shares sold	535,154	245,813
Shares issued in reinvestment of distributions	20,440	16,652
Shares redeemed	(651,218)	(183,742)

Total Class A	(95,624)	78,723

Share Transactions – Institutional Class
Shares sold	817,887	392,064
Shares issued in reinvestment of distributions	69,592	64,201
Shares redeemed	(1,266,858)	(252,371)

Total Institutional Class	(379,379)	203,894

Net increase (decrease) in share transactions	(475,003)	282,617

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2023 (a)	For the Year Ended January 31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$22,651,352	$13,744,383
Net realized gain (loss) on investment transactions and futures contracts	(30,251,012)	(396,109)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(28,050,354)	(7,982,855)

Net increase (decrease) in net assets resulting from operations	(35,650,014)	5,365,419

Distributions to Shareholders
Distributions, Class A	(1,613,505)	(1,370,158)
Distributions, Class A1	(7,019)	—
Distributions, Institutional Class	(22,436,611)	(15,915,163)

Total distributions to shareholders	(24,057,135)	(17,285,321)

Capital Transactions – Class A
Proceeds from shares sold	79,194,866	173,304,337
Reinvestment of distributions	1,461,291	1,266,990
Amount paid for shares redeemed	(207,385,738)	(68,418,315)

Total Class A	(126,729,581)	106,153,012

Capital Transactions – Class A1
Proceeds from shares sold	515,011	—
Reinvestment of distributions	7,018	—

Total Class A1	522,029	—

Capital Transactions – Institutional Class
Proceeds from shares sold	629,850,657	1,725,634,613
Reinvestment of distributions	17,077,383	12,276,225
Amount paid for shares redeemed	(1,430,986,089)	(1,031,046,901)

Total Institutional Class	(784,058,049)	706,863,937

Net increase (decrease) in net assets resulting from capital transactions	(910,265,601)	813,016,949

Total Increase (Decrease) in Net Assets	(969,972,750)	801,097,047

Net Assets
Beginning of year or period	1,663,870,018	862,772,971

End of year or period	$693,897,268	$1,663,870,018

Share Transactions – Class A
Shares sold	8,128,678	17,237,092
Shares issued in reinvestment of distributions	151,093	126,149
Shares redeemed	(21,282,811)	(6,810,400)

Total Class A	(13,003,040)	10,552,841

Share Transactions – Class A1
Shares sold	53,053	—
Shares issued in reinvestment of distributions	735	—

Total Class A1	53,788	—

Share Transactions – Institutional Class
Shares sold	64,427,692	171,455,363
Shares issued in reinvestment of distributions	1,764,255	1,220,931
Shares redeemed	(146,914,639)	(102,493,351)

Total Institutional Class	(80,722,692)	70,182,943

Net increase (decrease) in share transactions	(93,671,944)	80,735,784

(a)	Class A1 commenced operations on July 22, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2023	For the Period Ended January 31, 2022 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$961,225	$330,201
Net realized gain (loss) on investment transactions and futures contracts	(2,801,853)	(11,870)
Net change in unrealized appreciation/depreciation on investments and futures contracts	(1,427,032)	(1,015,740)

Net increase (decrease) in net assets resulting from operations	(3,267,660)	(697,409)

Distributions to Shareholders
Distributions, Institutional Class	(994,943)	(368,515)

Total distributions to shareholders	(994,943)	(368,515)

Capital Transactions – Institutional Class
Proceeds from shares sold	31,250	40,197,500
Reinvestment of distributions	558	1,018
Amount paid for shares redeemed	(116,137)	—

Total Institutional Class	(84,329)	40,198,518

Net increase (decrease) in net assets resulting from capital transactions	(84,329)	40,198,518

Total Increase (Decrease) in Net Assets	(4,346,932)	39,132,594

Net Assets
Beginning of year or period	39,132,594	—

End of year or period	$34,785,662	$39,132,594

Share Transactions – Institutional Class
Shares sold	3,235	4,004,770
Shares issued in reinvestment of distributions	59	102
Shares redeemed	(12,550)	—

Total Institutional Class	(9,256)	4,004,872

Net increase (decrease) in share transactions	(9,256)	4,004,872

(a)	Fund commenced operations on June 4, 2021.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Statement of Changes in Net Assets

For the Period Ended January 31, 2023 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$527,103
Net realized gain (loss) on investment transactions	11,525
Net change in unrealized appreciation/depreciation on investments	222,611

Net increase (decrease) in net assets resulting from operations	761,239

Distributions to Shareholders
Distributions	(316,786)

Total distributions to shareholders	(316,786)

Capital Transactions
Proceeds from shares sold	46,090,044

Net increase (decrease) in net assets resulting from capital transactions	46,090,044

Total Increase (Decrease) in Net Assets	46,534,497

Net Assets
Beginning of period	—

End of period	$46,534,497

Share Transactions
Shares sold	920,000

Net increase (decrease) in share transactions	920,000

(a)	Fund commenced operations on October 24, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Statement of Changes in Net Assets

For the Period Ended January 31, 2023 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$317,913
Net realized gain (loss) on investment transactions	29,404
Net change in unrealized appreciation/depreciation on investments	289,071

Net increase (decrease) in net assets resulting from operations	636,388

Distributions to Shareholders
Distributions	(148,244)

Total distributions to shareholders	(148,244)

Capital Transactions
Proceeds from shares sold	33,148,155

Net increase (decrease) in net assets resulting from capital transactions	33,148,155

Total Increase (Decrease) in Net Assets	33,636,299

Net Assets
Beginning of period	—

End of period	$33,636,299

Share Transactions
Shares sold	1,650,000

Net increase (decrease) in share transactions	1,650,000

(a)	Fund commenced operations on November 7, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class A

Consolidated Financial Highlights (a)

(For a share outstanding during each year)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$10.24	$10.43	$11.10	$11.04	$11.26

Income from investment operations:
Net investment income (loss)	0.48	0.47	0.46	0.50	0.52
Net realized and unrealized gain (loss) on investments (b)	(1.62)	(0.19)	(0.68)	0.06	(0.22)

Total from investment operations	(1.14)	0.28	(0.22)	0.56	0.30

Less distributions to shareholders:
From net investment income	(0.47)	(0.47)	(0.45)	(0.50)	(0.52)

Total distributions	(0.47)	(0.47)	(0.45)	(0.50)	(0.52)

Net asset value, end of year	$8.63	$10.24	$10.43	$11.10	$11.04

Total return (c)(d)	(11.28%)	2.71%	(1.76%)	5.08%	2.72%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$150,4	50	$335,4	39	$396,7	11	$496,1	14	$590,3	86
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	1.79%	1.29%	1.40%	1.37%	1.35%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (e)	1.23%	1.20%	1.21%	1.20%	1.20%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	1.77%	1.28%	1.38%	1.36%	1.37%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (e)	1.21%	1.19%	1.19%	1.19%	1.22%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	4.83%	4.42%	4.41%	4.46%	4.69%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	4.85%	4.43%	4.43%	4.47%	4.67%
Portfolio turnover rate (d)	14.14%	55.99%	67.45%	62.94%	71.49%

(a)	Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Total return does not include the effect of sales charges.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C

Consolidated Financial Highlights (a)

(For a share outstanding during each year)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$10.13	$10.34	$11.00	$10.95	$11.17

Income from investment operations:
Net investment income (loss)	0.39	0.38	0.37	0.41	0.44
Net realized and unrealized gain (loss) on investments (b)	(1.58)	(0.20)	(0.66)	0.06	(0.22)

Total from investment operations	(1.19)	0.18	(0.29)	0.47	0.22

Less distributions to shareholders:
From net investment income	(0.40)	(0.39)	(0.37)	(0.42)	(0.44)

Total distributions	(0.40)	(0.39)	(0.37)	(0.42)	(0.44)

Net asset value, end of year	$8.54	$10.13	$10.34	$11.00	$10.95

Total return (c)(d)	(11.88%)	1.78%	(2.41%)	4.27%	2.04%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$46,5	12	$71,4	45	$87,7	43	$116,3	28	$102,4	87
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	2.54%	2.04%	2.15%	2.12%	2.10%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (e)	1.98%	1.95%	1.96%	1.95%	1.95%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	2.52%	2.03%	2.13%	2.11%	2.12%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (e)	1.96%	1.94%	1.94%	1.94%	1.97%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	4.17%	3.69%	3.67%	3.70%	3.94%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	4.19%	3.70%	3.69%	3.71%	3.92%
Portfolio turnover rate (d)	14.14%	55.99%	67.45%	62.94%	71.49%

(a)	Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Total return does not include the effect of sales charges.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class

Consolidated Financial Highlights (a)

(For a share outstanding during each year)

	For the Year Ended January 31, 2023		For the Year Ended January 31, 2022		For the Year Ended January 31, 2021		For the Year Ended January 31, 2020		For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$10.21		$10.41		$11.08		$11.02		$11.23

Income from investment operations:
Net investment income (loss)	0.49		0.49		0.48		0.53		0.55
Net realized and unrealized gain (loss) on investments (b)	(1.59)		(0.19)		(0.68)		0.06		(0.21)

Total from investment operations	(1.10)		0.30		(0.20)		0.59		0.34

Less distributions to shareholders:
From net investment income	(0.50)		(0.50)		(0.47)		(0.53)		(0.55)

Total distributions	(0.50)		(0.50)		(0.47)		(0.53)		(0.55)

Net asset value, end of year	$8.61		$10.21		$10.41		$11.08		$11.02

Total return (c)	(10.98%)		2.87%		(1.60%)		5.45%		3.05%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$2,793,	964	$6,820,	115	$5,927,	510	$7,153,	385	$6,555,	291
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.54%		1.04%		1.15%		1.12%		1.10%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	0.98%		0.95%		0.96%		0.95%		0.95%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	1.52%		1.03%		1.13%		1.11%		1.12%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	0.96%		0.94%		0.94%		0.94%		0.97%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	5.03%		4.69%		4.65%		4.70%		4.94%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	5.05%		4.70%		4.67%		4.71%		4.92%
Portfolio turnover rate (c)	14.14%		55.99%		67.45%		62.94%		71.49%

(a)	Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund – Class A

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$8.96	$8.80	$9.60	$9.33	$9.45

Income from investment operations:
Net investment income (loss)	0.33	0.33	0.34	0.40	0.44
Net realized and unrealized gain (loss) on investments (a)	(0.82)	0.15	(0.75)	0.27	(0.13)

Total from investment operations	(0.49)	0.48	(0.41)	0.67	0.31

Less distributions to shareholders:
From net investment income	(0.33)	(0.32)	(0.38)	(0.40)	(0.43)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.33)	(0.32)	(0.39)	(0.40)	(0.43)

Net asset value, end of year	$8.14	$8.96	$8.80	$9.60	$9.33

Total return (b)(c)	(5.59%)	5.48%	(4.16%)	7.39%	3.36%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$5,8	93	$4,2	17	$2,7	65	$13,7	20	$7,0	86
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.44%	1.35%	1.39%	1.34%	1.42%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	1.43%	1.35%	1.37%	1.34%	1.42%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	0.95%	0.94%	0.96%	0.94%	0.94%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	3.29%	3.14%	3.63%	3.78%	4.22%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	3.78%	3.55%	4.06%	4.18%	4.70%
Portfolio turnover rate (c)	11.00%	32.33%	29.83%	35.55%	45.27%

(a)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(b)	Total return does not include the effect of sales charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund – Class C

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$8.87	$8.72	$9.51	$9.25	$9.37

Income from investment operations:
Net investment income (loss)	0.25	0.24	0.30	0.34	0.37
Net realized and unrealized gain (loss) on investments (a)	(0.85)	0.16	(0.76)	0.26	(0.12)

Total from investment operations	(0.60)	0.40	(0.46)	0.60	0.25

Less distributions to shareholders:
From net investment income	(0.26)	(0.25)	(0.32)	(0.34)	(0.37)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.26)	(0.25)	(0.33)	(0.34)	(0.37)

Net asset value, end of year	$8.01	$8.87	$8.72	$9.51	$9.25

Total return (b)(c)	(6.79%)	4.63%	(4.79%)	6.59%	2.69%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$4,4	37	$3,4	52	$5,5	53	$6,1	62	$2,0	39
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	2.19%	2.10%	2.15%	2.09%	2.17%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	2.18%	2.10%	2.12%	2.09%	2.17%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	1.70%	1.69%	1.72%	1.69%	1.69%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	1.69%	1.69%	1.69%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	2.51%	2.38%	2.97%	3.02%	3.49%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	3.00%	2.79%	3.40%	3.42%	3.97%
Portfolio turnover rate (c)	11.00%	32.33%	29.83%	35.55%	45.27%

(a)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(b)	Total return does not include the effect of sales charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund – Institutional Class

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$8.94	$8.79	$9.58	$9.32	$9.44

Income from investment operations:
Net investment income (loss)	0.34	0.34	0.38	0.43	0.46
Net realized and unrealized gain (loss) on investments (a)	(0.81)	0.15	(0.76)	0.26	(0.13)

Total from investment operations	(0.47)	0.49	(0.38)	0.69	0.33

Less distributions to shareholders:
From net investment income	(0.35)	(0.34)	(0.40)	(0.43)	(0.45)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.35)	(0.34)	(0.41)	(0.43)	(0.45)

Net asset value, end of year	$8.12	$8.94	$8.79	$9.58	$9.32

Total return (b)	(5.37%)	5.64%	(3.81%)	7.55%	3.61%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$92,9	91	$159,0	78	$134,3	35	$258,3	92	$122,3	63
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	1.19%	1.10%	1.14%	1.09%	1.17%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (c)	1.18%	1.10%	1.12%	1.09%	1.17%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.70%	0.69%	0.71%	0.69%	0.69%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (c)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	3.50%	3.38%	3.91%	4.02%	4.48%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	3.99%	3.79%	4.34%	4.42%	4.96%
Portfolio turnover rate (b)	11.00%	32.33%	29.83%	35.55%	45.27%

(a)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Class A

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$11.59	$11.78	$11.76	$11.39	$12.00

Income from investment operations:
Net investment income (loss)	0.58	0.58	0.58	0.64	0.65
Net realized and unrealized gain (loss) on investments (a)	(0.96)	(0.19)	0.03	0.37	(0.61)

Total from investment operations	(0.38)	0.39	0.61	1.01	0.04

Less distributions to shareholders:
From net investment income	(0.58)	(0.58)	(0.59)	(0.64)	(0.65)

Total distributions	(0.58)	(0.58)	(0.59)	(0.64)	(0.65)

Net asset value, end of year	$10.63	$11.59	$11.78	$11.76	$11.39

Total return (b)(c)	(3.13%)	3.34%	5.68%	9.08%	0.41%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$3,41	7	$4,83	4	$3,98	6	$7,77	1	$2,75	4
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.23%	1.14%	1.14%	1.14%	1.24%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	0.89%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	5.02%	4.60%	5.18%	5.20%	5.28%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	5.36%	4.84%	5.42%	5.44%	5.62%
Portfolio turnover rate (c)	33.48%	38.15%	58.02%	35.80%	33.27%

(a)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(b)	Total return does not include the effect of sales charges.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class

Financial Highlights

(For a share outstanding during each year)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019
Selected Per Share Data:
Net asset value, beginning of year	$11.54	$11.73	$11.71	$11.35	$11.95

Income from investment operations:
Net investment income (loss)	0.60	0.60	0.63	0.67	0.69
Net realized and unrealized gain (loss) on investments (a)	(0.95)	(0.18)	0.01	0.36	(0.61)

Total from investment operations	(0.35)	0.42	0.64	1.03	0.08

Less distributions to shareholders:
From net investment income	(0.61)	(0.61)	(0.62)	(0.67)	(0.68)

Total distributions	(0.61)	(0.61)	(0.62)	(0.67)	(0.68)

Net asset value, end of year	$10.58	$11.54	$11.73	$11.71	$11.35

Total return (b)	(2.89%)	3.62%	5.97%	9.28%	0.74%

Ratios and Supplemental Data:
Net assets, end of year (000’s omitted)	$59,6	94	$69,5	03	$68,2	45	$64,7	97	$48,4	26
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	0.98%	0.89%	0.89%	0.89%	0.99%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.64%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	5.30%	4.86%	5.41%	5.52%	5.59%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	5.64%	5.10%	5.65%	5.76%	5.93%
Portfolio turnover rate (b)	33.48%	38.15%	58.02%	35.80%	33.27%

(a)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Class A

Financial Highlights

(For a share outstanding during each year or period)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$10.00	$10.08	$10.12	$10.02	$10.01

Income from investment operations:
Net investment income (loss)	0.12	0.08	0.19	0.29	0.20
Net realized and unrealized gain (loss) on investments (b)	(0.36)	(0.05)	(0.04)	0.10	0.01

Total from investment operations	(0.24)	0.03	0.15	0.39	0.21

Less distributions to shareholders:
From net investment income	(0.20)	(0.11)	(0.19)	(0.29)	(0.20)
From net realized gain	—	—	—	—	—	(c)

Total distributions	(0.20)	(0.11)	(0.19)	(0.29)	(0.20)

Net asset value, end of year or period	$9.56	$10.00	$10.08	$10.12	$10.02

Total return (d)	(2.42%)	0.27%	1.52%	3.92%	2.12%

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$39,5	36	$171,3	28	$66,3	66	$51,5	29	$7,9	03
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	0.79%	0.78%	0.79%	0.84%	0.94%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	0.60%	0.56%	0.51%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	1.51%	0.56%	1.45%	2.22%	2.32%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	1.70%	0.78%	1.73%	2.56%	2.76%
Portfolio turnover rate (d)	30.51%	91.83%	81.48%	156.42%	178.59%

(a)	Class commenced operations on April 30, 2018.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Less than (0.005).
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Class A1

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended January 31, 2023 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.70

Income from investment operations:
Net investment income (loss)	0.13
Net realized and unrealized gain (loss) on investments (b)	(0.14)

Total from investment operations	(0.01)

Less distributions to shareholders:
From net investment income	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$9.55

Total return (c)(d)	(0.25%)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$513
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	0.79%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	0.60%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	2.32%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	2.51%
Portfolio turnover rate	30.51	% (f)

(a)	Class commenced operations on July 22, 2022.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Not annualized for periods less than one year.
(d)	Total return does not include the effect of sales charges.
(e)	Annualized for periods less than one year.
(f)	Figure presented represents turnover for the Fund as a whole for the entire fiscal year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each year or period)

For the Year Ended January 31, 2023	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$10.01	$10.09	$10.12	$10.02	$10.00

Income from investment operations:
Net investment income (loss)	0.19	0.11	0.21	0.31	0.24
Net realized and unrealized gain (loss) on investments (b)	(0.41)	(0.06)	(0.03)	0.10	0.02

Total from investment operations	(0.22)	0.05	0.18	0.41	0.26

Less distributions to shareholders:
From net investment income	(0.23)	(0.13)	(0.21)	(0.31)	(0.24)
From net realized gain	—	—	—	—	—	(c)

Total distributions	(0.23)	(0.13)	(0.21)	(0.31)	(0.24)

Net asset value, end of year or period	$9.56	$10.01	$10.09	$10.12	$10.02

Total return (d)	(2.24%)	0.51%	1.87%	4.16%	2.60%

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$653,8	48	$1,492,5	42	$796,4	07	$357,3	03	$106,5	96
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	0.54%	0.53%	0.54%	0.59%	0.77%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	0.35%	0.31%	0.26%	0.25%	0.26%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	1.82%	0.82%	1.67%	2.58%	2.37%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	2.01%	1.04%	1.95%	2.92%	2.88%
Portfolio turnover rate (d)	30.51%	91.83%	81.48%	156.42%	178.59%

(a)	Class commenced operations on April 2, 2018.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Less than (0.005).
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund – Institutional Class

Financial Highlights

(For a share outstanding during each year or period)

For the Year Ended January 31, 2023	For the Period Ended January 31, 2022 (a)
Selected Per Share Data:
Net asset value, beginning of year or period	$9.77	$10.00

Income from investment operations:
Net investment income (loss)	0.24	0.09
Net realized and unrealized gain (loss) on investments (b)	(1.05)	(0.22)

Total from investment operations	(0.81)	(0.13)

Less distributions to shareholders:
From net investment income	(0.25)	(0.10)

Total distributions	(0.25)	(0.10)

Net asset value, end of year or period	$8.71	$9.77

Total return (c)	(8.32%)	(1.28%)

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$34,7	86	$39,1	33
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.17%	0.97%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	0.58%	0.59%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	2.08%	1.06%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	2.67%	1.44%
Portfolio turnover rate (c)	52.65%	21.55%

(a)	Class commenced operations on June 4, 2021.
(b)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Financial Highlights

(For a share outstanding during each period)

For the Period Ended January 31, 2023 (a)
Selected Per Share Data:
Net asset value, beginning of period	$50.00

Income from investment operations:
Net investment income (loss)	0.69	(b)
Net realized and unrealized gain (loss) on investments (c)	0.27

Total from investment operations	0.96

Less distributions to shareholders:
From net investment income	(0.38)

Total distributions	(0.38)

Net asset value, end of period	$50.58

Total return on net asset value (d)(e)	1.92%
Total return on market value (d)(f)	1.90%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$46,5	34
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (g)	0.55%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (g)	0.29%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (g)	4.80%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (g)	5.06%
Portfolio turnover rate (d)	22.80%

(a)	Fund commenced operations on October 24, 2022.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.
(e)

Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested.

(f)

Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested.

(g)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Financial Highlights

(For a share outstanding during each period)

For the Period Ended January 31, 2023 (a)
Selected Per Share Data:
Net asset value, beginning of period	$20.00

Income from investment operations:
Net investment income (loss)	0.26	(b)
Net realized and unrealized gain (loss) on investments (c)	0.23

Total from investment operations	0.49

Less distributions to shareholders:
From net investment income	(0.10)

Total distributions	(0.10)

Net asset value, end of period	$20.39

Total return on net asset value (d)(e)	2.41%
Total return on market value (d)(f)	2.49%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$33,6	36
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (g)	0.99%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (g)	0.79%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (g)	5.44%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (g)	5.64%
Portfolio turnover rate (d)	59.43%

(a)	Fund commenced operations on November 7, 2022.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)

Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.
(e)

Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested.

(f)

Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested.

(g)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – 12.31%
ACC Trust, Series 2022-1, Class D, 6.650%, 10/20/2028 (a)	$1,500,000	$1,434,528
Affirm Asset Securitization Trust, Series 2021-B, Class D, 2.540%, 8/17/2026 (a)	4,500,000	3,984,907
Affirm Asset Securitization Trust, Series 2021-B, Class E, 4.610%, 8/17/2026 (a)	2,900,000	2,519,720
American Credit Acceptance Receivables Trust, Series 2021-1, Class F, 4.010%, 11/15/2027 (a)	650,000	612,810
American Credit Acceptance Receivables Trust, Series 2021-4, Class E, 3.120%, 2/14/2028 (a)	1,000,000	853,644
American Credit Acceptance Receivables Trust, Series 2022-1, Class F, 4.870%, 11/13/2028 (a)	1,540,000	1,278,554
American Credit Acceptance Receivables Trust, Series 2023-1, Class D, 7.110%, 4/12/2029 (a)(b)	750,000	750,940
Aqua Finance Trust, Series 2021-A, Class C, 3.140%, 7/17/2046 (a)	1,700,000	1,327,341
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class D, 7.380%, 9/17/2029 (a)	500,000	457,295
Avant Credit Card Master Trust, Series 2021-1A, Class C, 2.160%, 4/15/2027 (a)	2,500,000	2,291,520
Avant Loans Funding Trust, Series 2021-REV1, Class B, 1.640%, 7/15/2030 (a)	1,793,000	1,691,825
Avid Automobile Receivables Trust, Series 2021-1, Class D, 1.990%, 4/17/2028 (a)	1,570,000	1,442,233
Avis Budget Rental Car Funding LLC, Series 2019-2A, Class D, 3.040%, 9/20/2025 (a)(c)	5,250,000	4,822,671
Avis Budget Rental Car Funding LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026 (a)(c)	5,250,000	4,634,217
Avis Budget Rental Car Funding LLC, Series 2023-1A, Class B, 6.080%, 4/20/2029 (a)	700,000	707,929
BHG Securitization Trust, Series 2021-B, Class D, 3.170%, 10/17/2034 (a)	1,170,000	961,751
CAL Receivables LLC, Series 2022-1, Class B, 8.645% (SOFR30A + 4.350%), 10/15/2026 (a)(d)	8,080,000	7,915,992
CarMax Auto Owner Trust, Series 2023-1, Class D, 6.270%, 11/15/2029	1,750,000	1,751,666
Carvana Auto Receivables Trust, Series 2021-N1, Class E, 2.880%, 1/10/2028 (a)	3,300,000	2,958,358
Carvana Auto Receivables Trust, Series 2021-N1, Class F, 4.550%, 1/10/2028 (a)	2,500,000	2,183,440
Carvana Auto Receivables Trust, Series 2021-N2, Class E, 2.900%, 3/10/2028 (a)(c)	30,900,000	26,635,985
Carvana Auto Receivables Trust, Series 2021-P2, Class D, 2.020%, 5/10/2028 (c)	5,000,000	4,253,425
Carvana Auto Receivables Trust, Series 2021-N3, Class E, 3.160%, 6/12/2028 (a)	7,310,000	6,202,023
Carvana Auto Receivables Trust, Series 2021-N4, Class E, 4.530%, 9/10/2028 (a)	6,870,000	5,992,309
Carvana Auto Receivables Trust, Series 2022-N1, Class E, 6.010%, 12/10/2028 (a)	1,650,000	1,480,197
Carvana Auto Receivables Trust, Series 2022-P2, Class D, 6.280%, 5/10/2029	1,500,000	1,502,491
Chase Auto Credit Linked Notes, Series 2021-2, Class E, 2.280%, 12/25/2028 (a)	503,415	483,759
Conn’s Receivables Funding LLC, Series 2022-A, Class B, 9.520%, 12/15/2026 (a)	500,000	500,791
Consumer Loan Underlying Bond Credit Trust, Series 2017-P2, Class CL1, 1/15/2024 (a)(e)	125,000	43,823
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (a)	3,700,000	3,456,000
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	1,500,000	1,428,794
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class B, 3.660%, 12/15/2028 (a)	1,500,000	1,377,384
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class C, 5.750%, 12/15/2028 (a)	1,700,000	1,556,547
CPS Auto Receivables Trust, Series 2021-B, Class E, 3.410%, 6/15/2028 (a)	7,750,000	6,689,219
CPS Auto Receivables Trust, Series 2022-A, Class E, 4.880%, 4/16/2029 (a)(c)	5,400,000	4,597,096
CPS Auto Receivables Trust, Series 2023-A, Class D, 6.440%, 4/16/2029 (a)	1,000,000	1,001,450
DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028 (a)	700,000	684,895
DT Auto Owner Trust, Series 2021-4A, Class E, 3.340%, 7/17/2028 (a)	3,000,000	2,536,398
DT Auto Owner Trust, Series 2021-3A, Class E, 2.650%, 9/15/2028 (a)(c)	5,250,000	4,356,335
DT Auto Owner Trust, Series 2023-1A, Class D, 8.080%, 11/15/2028 (a)	750,000	747,657

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – (continued)
Exeter Automobile Receivables Trust, Series 2021-4A, Class E, 4.020%, 1/17/2028 (a)(c)	$7,550,000	$6,673,347
Exeter Automobile Receivables Trust, Series 2022-4A, Class D, 5.980%, 12/15/2028	1,000,000	987,300
Exeter Automobile Receivables Trust, Series 2022-1A, Class E, 5.020%, 10/15/2029 (a)	2,000,000	1,662,740
Exeter Automobile Receivables Trust, Series 2022-4A, Class E, 8.230%, 3/15/2030 (a)	1,200,000	1,114,840
Fat Brands Fazoli’s Native LLC, Series 2021-1, Class A2, 6.000%, 7/25/2051 (a)	2,000,000	1,755,756
First Investors Auto Owner Trust, Series 2021-1A, Class E, 3.350%, 4/15/2027 (a)	1,000,000	861,351
First Investors Auto Owner Trust, Series 2022-1A, Class E, 5.410%, 6/15/2029 (a)	1,750,000	1,533,385
Flagship Credit Auto Trust, Series 2020-1, Class E, 3.520%, 6/15/2027 (a)	839,000	709,563
Flagship Credit Auto Trust, Series 2020-4, Class E, 3.840%, 7/17/2028 (a)(c)	10,700,000	10,043,940
Flagship Credit Auto Trust, Series 2022-3, Class D, 6.000%, 7/17/2028 (a)	2,000,000	1,968,634
Flagship Credit Auto Trust, Series 2021-2, Class E, 3.160%, 9/15/2028 (a)	4,100,000	3,416,797
Flagship Credit Auto Trust, Series 2021-4, Class E, 4.030%, 3/15/2029 (a)	4,000,000	3,255,068
Flagship Credit Auto Trust, Series 2022-1, Class E, 5.370%, 6/15/2029 (a)	1,500,000	1,297,427
Foundation Finance Trust, Series 2021-1A, Class A, 1.270%, 5/15/2041 (a)	1,463,145	1,305,367
Foundation Finance Trust, Series 2021-1A, Class B, 1.870%, 5/15/2041 (a)(c)	5,000,000	4,306,060
Foundation Finance Trust, Series 2021-2A, Class D, 5.730%, 1/15/2042 (a)	1,590,000	1,451,538
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.980%, 4/15/2027 (a)(c)	5,105,000	4,336,100
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.620%, 6/15/2027 (a)	1,250,000	1,228,646
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class E, 3.350%, 10/15/2027 (a)	2,500,000	2,072,465
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class F, 4.190%, 2/15/2029 (a)	900,000	755,481
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class E, 4.690%, 8/15/2029 (a)(c)	4,500,000	3,814,722
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class D, 7.090%, 10/15/2029 (a)	1,300,000	1,320,014
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class D, 2/15/2030	2,380,000	2,379,137
FREED ABS Trust, Series 2022-3FP, Class D, 7.360%, 8/20/2029 (a)	500,000	502,934
GLS Auto Receivables Issuer Trust, Series 2021-2A, Class E, 2.870%, 5/15/2028 (a)	2,000,000	1,664,808
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class E, 3.200%, 10/16/2028 (a)	7,500,000	6,554,370
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E, 4.430%, 10/16/2028 (a)(c)	5,000,000	4,211,415
Goldman Home Improvement Trust, Series 2021-GRN2, Class D, 4.000%, 6/25/2051 (a)	2,621,000	2,302,121
Goldman Home Improvement Trust, Series 2021-GRN2, Class C, 2.770%, 6/26/2051 (a)	9,644,000	8,488,668
Goodgreen Trust, Series 2017-2A, Class A, 3.260%, 10/15/2053 (a)	3,951,483	3,588,966
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.100%, 5/20/2048 (a)	1,216,364	973,035
Helios Issuer LLC, Series 2021-B, Class A, 1.620%, 7/20/2048 (a)	2,385,077	1,961,120
Hertz Vehicle Financing LLC, Series 2021-1A, Class D, 3.980%, 12/25/2025 (a)(c)	18,000,000	16,550,118
Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026 (a)	3,800,000	3,609,776
Hertz Vehicle Financing LLC, Series 2022-2A, Class B, 2.650%, 6/25/2028 (a)	650,000	580,472
Hertz Vehicle Financing LP, Series 2021-2A, Class D, 4.340%, 12/25/2027 (a)	4,185,000	3,610,517
JP Morgan Chase Bank, Series 2020-1, Class E, 3.715%, 1/25/2028 (a)	128,225	127,208
LendingClub Receivables Trust, Series 2019-7, Class R2, 1/15/2027 (a)(e)	1,779,730	293,746
LendingClub Receivables Trust, Series 2019-7, Class R1, 1/15/2027 (a)(e)	8,702,377	1,436,335
LendingClub Receivables Trust, Series 2019-1, Class CERT, 6.000%, 7/17/2045 (a)	932,340	4,927,344
LendingClub Receivables Trust, Series 2020-6A, Class A, 2.750%, 11/15/2047 (a)	173,761	173,487
Lendingpoint Asset Securitization Trust, Series 2022-A, Class E, 7.020%, 6/15/2029 (a)(e)	3,320,000	1,923,900

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – (continued)
Lendingpoint Asset Securitization Trust, Series 2022-B, Class C, 8.450%, 10/15/2029 (a)	$1,800,000	$1,667,732
LendingPoint Asset Securitization Trust, Series 2021-B, Class C, 3.210%, 2/15/2029 (a)	2,000,000	1,820,302
LendingPoint Pass-Through Trust, Series 2022-ST3, Class CERT, 5/15/2028 (a)(e)	1,576,000	1,006,692
Marlette Funding Trust, Series 2022-2A, Class D, 7.500%, 8/15/2032 (a)	500,000	494,224
Marlette Funding Trust, Series 2022-3A, Class D, 7.800%, 11/15/2032 (a)	1,000,000	1,008,388
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 12/21/2043 (a)(f)	1,245,122	1,116,054
Mosaic Solar Loan Trust, Series 2021-2A, Class B, 2.090%, 4/22/2047 (a)	1,029,750	762,723
Newtek Small Business Loan Trust, Series 2018-1, Class B, 8.250% (PRIME + 0.750%), 2/25/2044 (a)(d)	1,090,303	1,097,729
Oportun Issuance Trust, Series 2022-A, Class C, 7.400%, 6/9/2031 (a)	400,000	381,623
Pagaya AI Debt Selection Trust, Series 2021-1, Class C, 4.090%, 11/15/2027 (a)	8,596,456	7,502,411
Pagaya AI Debt Selection Trust, Series 2021-3, Class C, 3.270%, 5/15/2029 (a)	3,299,820	2,869,982
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)(c)	6,999,074	6,401,633
Pagaya AI Debt Selection Trust, Series 2022-1, Class C, 4.888%, 10/15/2029 (a)	7,099,061	6,035,991
Pagaya AI Debt Selection Trust, Series 2022-3, Class B, 8.050%, 3/15/2030 (a)	1,200,000	1,205,370
Pagaya AI Debt Trust, Series 2022-5, Class B, 10.310%, 6/17/2030 (a)	1,400,000	1,434,721
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.281%, 5/17/2032 (a)	1,079,486	1,052,694
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C, 6.986%, 12/15/2032 (a)	1,820,238	1,837,618
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D, 8.197%, 12/15/2032 (a)	1,341,228	1,358,903
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class E, 3.280%, 3/15/2027 (a)	1,750,000	1,582,928
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class F, 5.790%, 8/15/2028 (a)	500,000	429,246
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	2,650,000	2,608,845
Stone Street Receivables Funding LLC, Series 2015-1A, Class C, 5.600%, 12/15/2054 (a)	648,024	563,496
Theorem Funding Trust, Series 2022-2A, Class B, 9.270%, 12/15/2028 (a)	3,700,000	3,795,945
Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.800%, 7/16/2029 (a)	2,520,000	2,463,474
UNIFY Auto Receivables Trust, Series 2021-1A, Class B, 1.290%, 11/16/2026 (a)	5,000,000	4,610,380
United Auto Credit Securitization Trust, Series 2021-1, Class F, 4.300%, 9/10/2027 (a)	1,035,000	942,301
Upgrade Master Pass-Thru Trust, Series 2019-ST3, Class A, 3.750%, 11/15/2025 (a)	294,576	294,602
Upgrade Master Pass-Thru Trust, Series 2019-ST4, Class A, 3.750%, 12/15/2025 (a)	28,862	28,891
Upgrade Master Pass-Thru Trust, Series 2021-PT2, Class A, 4.971%, 5/15/2027 (a)(g)	7,753,437	6,833,174
Upstart Pass-Through Trust, Series 2020-ST4, Class CERT, 11/20/2026 (a)(e)	3,500,000	931,315
Upstart Pass-Through Trust, Series 2021-ST4, Class CERT, 7/20/2027 (a)(e)	1,475,000	549,088
Upstart Pass-Through Trust, Series 2021-ST6, Class CERT, 9.000%, 8/20/2027 (a)(e)	5,450,000	2,186,428
Upstart Pass-Through Trust, Series 2021-ST7, Class CERT, 6.500%, 9/20/2029 (a)(e)	1,500,000	656,275
Upstart Pass-Through Trust, Series 2021-ST8, Class CERT, 6.500%, 10/20/2029 (a)(e)	2,370,000	707,457
Upstart Pass-Through Trust, Series 2021-ST9, Class CERT, 4.500%, 11/20/2029 (a)(e)	1,629,000	510,523
Upstart Pass-Through Trust, Series 2022-ST1, Class CERT, 3/20/2030 (a)(e)	2,400,000	838,327
Upstart Pass-Through Trust, Series 2022-ST2, Class CERT, 4/20/2030 (a)(e)	1,500,000	642,826
Upstart Securitization Trust, Series 2019-1, Class CERT, 4/20/2026 (a)	20,143	1,307,840
Upstart Securitization Trust, Series 2019-3, Class CERT, 6.500%, 1/21/2030 (a)(h)	17,192	1,614,738
Upstart Securitization Trust, Series 2021-1, Class C, 4.060%, 3/20/2031 (a)(c)	3,600,000	3,349,217
Upstart Securitization Trust, Series 2021-2, Class C, 3.610%, 6/20/2031 (a)	5,500,000	4,898,053
Upstart Securitization Trust, Series 2021-3, Class C, 3.280%, 7/20/2031 (a)(c)	15,276,000	13,295,742
Upstart Securitization Trust, Series 2021-4, Class C, 3.190%, 9/20/2031 (a)	5,250,000	4,266,539
Upstart Securitization Trust, Series 2021-5, Class C, 4.150%, 11/20/2031 (a)	9,400,000	8,048,891
Upstart Securitization Trust, Series 2022-1, Class C, 5.710%, 3/20/2032 (a)	1,800,000	1,426,154
Upstart Securitization Trust, Series 2022-2, Class C, 8.430%, 5/20/2032 (a)	1,500,000	1,450,605
US Auto Funding Trust, Series 2022-1A, Class B, 5.130%, 12/15/2025 (a)	1,300,000	1,284,937
US Auto Funding Trust, Series 2022-1A, Class D, 9.140%, 7/15/2027 (a)	1,000,000	982,199

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – (continued)
Veros Auto Receivables Trust, Series 2022-1, Class D, 7.230%, 7/16/2029 (a)	$500,000	$471,159
Veros Automobile Receivables Trust, Series 2020-1, Class D, 5.640%, 2/15/2027 (a)	6,755,000	6,315,972
Westlake Automobile Receivables Trust, Series 2021-1A, Class F, 3.910%, 9/15/2027 (a)	4,000,000	3,371,496
Westlake Automobile Receivables Trust, Series 2021-3A, Class F, 4.250%, 6/15/2028 (a)	3,000,000	2,485,800
Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.790%, 11/15/2028 (a)	1,500,000	1,519,835

TOTAL ASSET-BACKED SECURITIES (Cost – $430,282,315)		$368,157,425

Collateralized Debt Obligations – 0.09%
Anchorage Credit Funding Ltd., Series 2020-11A, Class E, 7.050%, 4/25/2038 (a)	3,500,000	2,842,819

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost – $3,404,193)		$2,842,819

Collateralized Loan Obligations – 3.88%
Allegro CLO Ltd., Series 2014-1RX, Class SUB, 13.000%, 10/21/2028 (e)(g)(i)	4,000,000	280,000
ALM CLO Ltd., Series 2020-1A, Class SUB, 0.000%, 10/15/2029 (a)(e)(g)	6,000,000	3,300,000
Ares CLO Ltd., Series 2015-4A, Class SUB, 0.000%, 10/15/2026 (a)(e)(g)	3,000,000	900,000
Barings CLO Ltd., Series 2015-2A, Class DR, 7.758% (3 Month LIBOR USD + 2.950%), 10/21/2030 (a)(d)	1,250,000	1,183,907
Barings CLO Ltd., Series 2019-3A, Class ER, 11.508% (3 Month LIBOR USD + 6.700%), 4/21/2031 (a)(d)	3,000,000	2,756,223
Barings Middle Market CLO Ltd., Series 2018-II, Class COM, 0.000%, 1/15/2031 (e)(g)	1,500,000	1,231,837
Barings Middle Market CLO Ltd., Series 2021-IA, Class D, 13.458% (3 Month LIBOR USD + 8.650%), 7/20/2033 (a)(d)(e)	1,000,000	924,006
Capital Four US CLO Ltd., Series 2022-2A, Class D1, 10.431% (TSFR3M + 5.800%), 1/21/2035 (a)(d)	1,000,000	987,500
Carlyle CLO Ltd., Series 2017-3A, Class SUB, 0.000% 7/20/2029 (a)(e)(g)	5,525,000	1,491,750
CBAM Ltd., Series 2018-6A, Class B1R, 7.019% (TSFR3M + 2.362%), 1/15/2031 (a)(d)	5,000,000	4,887,525
CIFC Funding Ltd., Series 2015-2X, Class INC, 0.000%, 4/15/2030 (e)(g)(i)(j)	5,000,000	50,000
East West Investment Management CLO Ltd., Series 2019-FAL, Class D, 9.518% (3 Month LIBOR USD + 4.710%), 1/20/2033 (a)(c)(d)	5,000,000	4,908,090
Eaton Vance CLO Ltd., Series 2019-1A, Class SUB, 0.000%, 4/15/2031 (a)(e)(g)	5,000,000	3,500,000
Garrison Funding Ltd., Series 2018-2RA, Class BR, 7.845% (3 Month LIBOR USD + 3.170%), 11/20/2029 (a)(d)	4,500,000	4,310,329
Generate CLO Ltd, Series 4A, Class SUB, 0.000% 1/22/2030 (a)(e)(g)	5,500,000	2,585,000
Golub Capital Partners CLO Ltd., Series 2017-34A, Class B1R, 7.132% (3 Month LIBOR USD + 2.600%), 3/14/2031 (a)(d)	1,550,000	1,522,689
Great Lakes CLO Ltd., Series 2021-5A, Class E, 12.292% (3 Month LIBOR USD + 7.500%), 4/15/2033 (a)(c)(d)(e)	9,950,000	8,599,437
ICG US CLO Ltd., Series 2021-1A, Class E, 11.122% (3 Month LIBOR USD + 6.330%), 4/17/2034 (a)(d)	2,000,000	1,783,960
Jay Park CLO Ltd., Series 2016-1X, Class SUB, 0.000%, 10/20/2027 (e)(g)(i)	4,000,000	1,120,000
Magnetite Ltd., Series 2015-14RA, Class B, 6.395% (3 Month LIBOR USD + 1.600%), 10/20/2031 (a)(d)	1,710,000	1,679,078
MCF CLO LLC, Series 2017-3A, Class ER, 13.958% (3 Month LIBOR USD + 9.150%), 7/20/2033 (a)(d)(e)	3,000,000	2,845,074
Monroe Capital MML CLO Ltd., Series 2018-2A, Class E, 11.915% (3 Month LIBOR USD + 7.250%), 11/22/2030 (a)(d)(e)	8,150,000	7,591,497

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Monroe Capital MML CLO Ltd., Series 2019-2A, Class D, 9.815% (3 Month LIBOR USD + 5.000%), 10/22/2031 (a)(d)	$700,000	$674,060
Monroe Capital MML CLO Ltd., Series 2021-1A, Class E, 13.215% (3 Month LIBOR USD + 8.540%), 5/20/2033 (a)(d)(e)	3,486,461	3,221,873
Monroe Capital MML CLO Ltd., Series 2019-1A, Class ER, 13.025% (3 Month LIBOR USD + 8.360%), 11/22/2033 (a)(d)(e)	4,440,000	4,020,900
Northwoods Capital Ltd., Series 2018-17A, Class SUB, 0.000%, 4/22/2031 (a)(e)(g)	2,650,000	1,298,500
Oaktree CLO Ltd., Series 2019-4A, Class SUB, 0.000%, 10/20/2032 (a)(e)(g)	3,500,000	2,345,000
OZLM Ltd., Series 2017-17A, Class SUB, 0.000%, 7/22/2030 (a)(e)(g)	7,000,000	1,400,000
Regatta Funding Ltd., Series 2017-3A, Class SUB, 0.000%, 1/17/2031 (a)(e)(g)	2,500,000	1,250,000
Rockford Tower CLO Ltd., Series 2019-1A, Class ER, 11.128% (3 Month LIBOR USD + 6.320%), 4/20/2034 (a)(c)(d)	5,000,000	3,845,905
RR Ltd., Series 2019-6A, Class DR, 10.642% (3 Month LIBOR USD + 5.850%), 4/15/2036 (a)(d)(k)	2,000,000	1,767,932
Saranac CLO Ltd., Series 2020-8A, Class E, 12.795% (3 Month LIBOR USD + 8.120%), 2/22/2033 (a)(c)(d)	5,250,000	4,415,198
Sound Point CLO Ltd., Series 2017-3A, Class D, 11.308% (3 Month LIBOR USD + 6.500%), 10/21/2030 (a)(c)(d)	3,800,000	2,896,413
Sound Point CLO Ltd., Series 2013-1A, Class A3R, 6.672% (3 Month LIBOR USD + 1.850%), 1/27/2031 (a)(d)	400,000	371,503
Sound Point CLO Ltd., Series 2014-1RA, Class E, 10.895% (3 Month LIBOR USD + 6.100%), 7/18/2031 (a)(c)(d)	4,500,000	3,186,779
Steele Creek CLO Ltd., Series 2016-1A, Class CR, 6.669% (3 Month LIBOR USD + 1.900%), 6/16/2031 (a)(d)(k)	17,756,577	16,627,791
Strata CLO Ltd., Series 2021-1A, Class SUB, 0.000%, 10/20/2033 (a)(e)(g)	3,000,000	1,590,000
TCP Whitney CLO Ltd., Series 2017-1A, Class ER, 12.835% (3 Month LIBOR USD + 8.160%), 8/22/2033 (a)(c)(d)(e)	4,000,000	3,662,464
THL Credit Wind River CLO Ltd., Series 2019-3A, Class E2R, 11.542% (3 Month LIBOR USD + 6.750%), 7/15/2031 (a)(d)	1,500,000	1,335,098
Voya CLO Ltd., Series 2019-1A, Class SUB, 0.000%, 4/16/2029 (a)(e)(g)	4,900,000	2,646,000
Wellfleet CLO Ltd., Series 2015-1A, Class SUB, 0.000%, 10/20/2027 (a)(e)(g)	4,900,000	931,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $143,224,503)		$115,924,318

Commercial Mortgage-Backed Securities – 2.76%
Capital Funding Mortgage Trust, Series 2020-9, Class B, 19.269% (1 Month LIBOR USD + 14.900%), 11/19/2023 (a)(d)	4,607,500	4,544,350
Commercial Mortgage Trust, Series 2013-CR8, Class ASFL, 5.170% (1 Month LIBOR USD + 0.740%), 6/12/2046 (a)(d)	206,774	207,735
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, 8.634% (1 Month LIBOR USD + 4.175%), 7/15/2031 (a)(d)	500,000	447,771
Harvest SBA Loan Trust, Series 2018-1, Class A, 6.639% (1 Month LIBOR USD + 2.250%), 9/26/2044 (a)(d)	688,024	667,480
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 5.909% (1 Month LIBOR USD + 1.450%), 4/15/2031 (a)(d)(k)	3,500,000	3,248,217
Med Trust, Series 2021-MDLN, Class F, 8.460% (1 Month LIBOR USD + 4.000%), 11/15/2038 (a)(d)	3,489,633	3,305,321
Med Trust, Series 2021-MDLN, Class G, 9.710% (1 Month LIBOR USD + 5.250%), 11/15/2038 (a)(d)	2,148,617	2,003,875

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class G, 4.067%, 2/16/2046 (a)(e)(g)	$1,000,000	$63,242
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/17/2041 (a)	500,000	420,724
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class B, 5.031%, 6/25/2024 (a)(g)	5,810,578	5,646,801
X-Caliber Funding LLC, 7.000%, 4/15/2023 (a)	3,621,300	3,419,181
X-Caliber Funding LLC, Series 2021-GA5, Class B1, 11.443% (TSFR1M + 7.120%), 6/15/2023 (a)(d)	1,025,000	1,004,018
X-Caliber Funding LLC, 7.108% (TSFR1M + 2.750%), 3/15/2024 (a)(d)	4,532,394	4,450,906
X-Caliber Funding LLC, 11.500% (TSFR1M + 7.750%), 3/15/2024 (a)(d)	849,824	836,676
X-Caliber Funding LLC, 5.000%, 10/15/2024 (a)	300,000	270,687
X-Caliber Funding LLC, 11.000%, 10/15/2024 (a)	4,000,000	3,604,076
X-Caliber Funding LLC, 10.869% (1 Month LIBOR USD + 6.500%), 11/6/2024 (a)(d)	1,628,000	1,625,586
X-Caliber Funding LLC, Series 2021-7, Class B2, 1/6/2026 (a)	1,788,000	1,789,008
X-Caliber Funding LLC, Series 2021-CT6, Class B2, 5.250%, 1/6/2026 (a)	2,180,000	2,179,235
X-Caliber Funding LLC, Series 2021-CT6, Class B1, 10.369% (1 Month LIBOR USD + 6.000%), 1/6/2026 (a)(d)	9,375,000	8,900,906
X-Caliber Funding LLC, Series 2021-7, Class A, 7.369% (1 Month LIBOR USD + 3.000%), 1/15/2026 (a)(d)	3,950,000	3,815,819
X-Caliber Funding LLC, Series 2021-7, Class B1, 10.369% (1 Month LIBOR USD + 6.000%), 1/15/2026 (a)(d)	165,000	156,640
X-Caliber Mortgage Trust, Series 2020-2, Class B1, 11.869% (1 Month LIBOR USD + 7.500%), 2/15/2023 (a)(d)	6,765,846	6,562,519
X-Caliber Mortgage Trust, Series 2020-1, Class B1, 11.869% (1 Month LIBOR USD + 7.500%), 2/15/2023 (a)(d)	2,193,750	2,181,899
X-Caliber Mortgage Trust, Series 2021-CT2, Class B1, 11.193% (TSFR1M + 6.870%), 4/6/2023 (a)(d)	1,237,000	1,205,487
X-Caliber Mortgage Trust, Series 2020-5, Class A, 7.693% (TSFR1M + 3.370%), 10/16/2023 (a)(d)	3,000,000	2,922,135
X-Caliber Mortgage Trust, Series 2020-5, Class B1, 12.693% (TSFR1M + 8.370%), 10/16/2023 (a)(d)	7,000,000	6,699,980
X-Caliber Mortgage Trust, Series 2019-1, Class B1, 18.583% (TSFR1M + 14.260%), 11/6/2023 (a)(d)	5,129,931	5,135,846
X-Caliber Mortgage Trust, Series 2021-9, Class B1, 12.443% (TSFR1M + 8.120%), 3/15/2024 (a)(d)	1,215,000	1,183,352
X-Caliber Mortgage Trust, Series 2021-WY4, Class B1, 12.443% (TSFR1M + 8.120%), 5/6/2024 (a)(d)	2,020,000	1,959,451
X-Caliber Mortgage Trust, Series 2021-10, Class B1, 12.443% (TSFR1M + 8.120%), 6/17/2024 (a)(d)	2,000,000	1,943,376

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $86,228,440)		$82,402,299

Commercial Mortgage-Backed Securities – U.S. Government Agency – 0.68%
Federal Home Loan Mortgage Corp., Series 2016-KF25, Class B, 9.392% (1 Month LIBOR USD + 5.000%), 10/25/2023 (a)(d)	130,091	129,641
Federal Home Loan Mortgage Corp., Series 2017-KF35, Class B, 7.142% (1 Month LIBOR USD + 2.750%), 8/25/2024 (a)(d)	2,063,287	1,998,871
Federal Home Loan Mortgage Corp., Series 2017-KF41, Class B, 6.892% (1 Month LIBOR USD + 2.500%), 11/25/2024 (a)(d)	600,479	554,995

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series 2019-KF58, Class B, 6.542% (1 Month LIBOR USD + 2.150%), 1/25/2026 (a)(d)	$1,182,007	$1,089,687
Federal Home Loan Mortgage Corp., Series 2019-KF64, Class B, 6.692% (1 Month LIBOR USD + 2.300%), 6/25/2026 (a)(d)	2,487,563	2,340,143
Federal Home Loan Mortgage Corp., Series 2017-KF33, Class B, 6.942% (1 Month LIBOR USD + 2.550%), 6/25/2027 (a)(d)	921,939	851,558
Federal Home Loan Mortgage Corp., Series 2018-KF50, Class B, 6.292% (1 Month LIBOR USD + 1.900%), 7/25/2028 (a)(d)	1,860,398	1,609,892
Federal Home Loan Mortgage Corp., Series 2019-KF61, Class B, 6.592% (1 Month LIBOR USD + 2.200%), 3/25/2029 (a)(d)	921,839	845,541
Federal National Mortgage Association, Series 2019-01, Class B10, 10.006% (1 Month LIBOR USD + 5.500%), 10/25/2049 (a)(d)	1,500,000	1,355,421
Federal National Mortgage Association, Series 2019-01, Class CE, 13.256% (1 Month LIBOR USD + 8.750%), 10/25/2049 (a)(d)	2,000,000	2,032,760
Federal National Mortgage Association, Series 2020-01, Class CE, 12.006% (1 Month LIBOR USD + 7.500%), 3/25/2050 (a)(d)	8,000,000	7,626,984

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $21,629,191)		$20,435,493

Common Stocks – 0.50%	Shares
Real Estate Investment Trust – 0.50%
Annaly Capital Management, Inc.	84,833	1,991,031
Ellington Financial, Inc.	103,500	1,421,055
PennyMac Mortgage Investment Trust	81,182	1,238,025
Redwood Trust, Inc.	929,117	7,767,418
Rithm Capital Corp.	258,870	2,435,967

TOTAL COMMON STOCKS (Cost – $20,753,415)		$14,853,496

Corporate Obligations – 4.07%	Principal Amount
Basic Materials – 0.58%
Clearwater Paper Corp., 4.750%, 8/15/2028 (a)	$1,400,000	1,244,382
Copper Mountain Mining Corp., 8.000%, 4/9/2026 (a)(e)(i)	2,301,441	2,278,427
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 6/15/2028 (a)	1,700,000	1,533,365
Mercer International, Inc., 5.500%, 1/15/2026	650,000	629,544
Mercer International, Inc., 5.125%, 2/1/2029	1,400,000	1,199,513
Sylvamo Corp., 7.000%, 9/1/2029 (a)	8,750,000	8,380,356
Taseko Mines Ltd., 7.000%, 2/15/2026 (a)	2,300,000	2,182,574

		17,448,161

Communications – 0.25%
Consolidated Communications, Inc., 6.500%, 10/1/2028 (a)	2,400,000	1,960,511
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 5.875%, 8/15/2027 (a)	1,900,000	1,723,832
Gray Escrow, Inc., 5.375%, 11/15/2031 (a)	3,900,000	2,960,480
Townsquare Media, Inc., 6.875%, 2/1/2026 (a)	1,000,000	938,666

		7,583,489

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Corporate Obligations – (continued)
Consumer, Cyclical – 0.32%
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	$1,900,000	$1,568,061
FirstCash, Inc., 4.625%, 9/1/2028 (a)	1,500,000	1,341,911
Ford Motor Credit Co. LLC, 2.900%, 2/16/2028	500,000	430,924
Goodyear Tire & Rubber Co., 5.000%, 7/15/2029	1,500,000	1,323,352
Hawaiian Brand Intellectual Property Ltd., 5.750%, 1/20/2026 (a)	1,300,000	1,243,119
NCL Corp Ltd., 8.375%, 2/1/2028 (a)(b)	300,000	305,217
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd., 8.000%, 9/20/2025 (a)	400,000	409,518
White Cap Buyer LLC, 6.875%, 10/15/2028 (a)	3,100,000	2,826,823

		9,448,925

Consumer, Non-cyclical – 0.14%
Mozart Debt Merger Sub, Inc., 5.250%, 10/1/2029 (a)	900,000	764,442
NESCO Holdings, Inc., 5.500%, 4/15/2029 (a)	1,700,000	1,529,039
Rent-A-Center, Inc., 6.375%, 2/15/2029 (a)	2,100,000	1,787,541

		4,081,022

Energy – 0.09%
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (a)	200,000	186,910
New Fortress Energy, Inc., 6.500%, 9/30/2026 (a)	200,000	184,302
SunCoke Energy, Inc., 4.875%, 6/30/2029 (a)	2,550,000	2,242,861

		2,614,073

Financial – 2.60%
Arbor Realty Trust, Inc., 5.750%, 4/1/2024 (a)	3,000,000	2,923,781
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (a)	5,000,000	4,249,668
B. Riley Financial, Inc., 6.375%, 2/28/2025 (l)	7,000,000	6,672,400
Banc of California, Inc., 5.250%, 4/15/2025	4,650,000	4,548,362
Bank of Commerce Holdings, 8.165% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(d)	2,500,000	2,502,378
Customers Bank, 6.125% (3 Month LIBOR USD + 3.443%), 6/26/2029 (a)(d)	1,000,000	965,363
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (d)	1,000,000	965,628
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (d)	1,000,000	969,304
First NBC Bank Holding Co., 5.750%, 2/18/2025 (e)(j)(m)	13,500,000	1,312,200
Freedom Mortgage Corp., 7.625%, 5/1/2026 (a)	1,900,000	1,673,782
Georgia Banking Co. Inc., 4.125% (TSFR3M + 3.400%), 6/15/2031 (a)(d)	4,000,000	3,611,358
Hanmi Financial Corp., 3.750% (TSFR3M + 3.100%), 9/1/2031 (d)	3,300,000	2,963,189
Jacksonville Bancorp, Inc., 8.519% (3 Month LIBOR USD + 3.750%), 9/15/2038 (a)(d)	1,200,000	1,199,924
Kingstone Cos, Inc., 12.000%, 12/30/2024 (a)(e)	1,852,000	1,852,000
LD Holdings Group LLC, 6.125%, 4/1/2028 (a)	800,000	522,912
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	3,300,000	3,291,009
Midland States Bancorp, Inc., 5.000% (TSFR3M + 3.610%), 9/30/2029 (d)	750,000	712,382
Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028 (a)	2,500,000	2,187,225
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	1,900,000	1,931,920
Northern Bancorp, Inc., 4.750% (TSFR3M + 3.275%), 12/30/2029 (a)(d)	1,000,000	938,600
OneMain Finance Corp., 4.000%, 9/15/2030	800,000	638,976
PennyMac Financial Services, Inc., 4.250%, 2/15/2029 (a)	900,000	741,078
PennyMac Financial Services, Inc., 5.750%, 9/15/2031 (a)	900,000	757,713
PHH Mortgage Corp., 7.875%, 3/15/2026 (a)	2,500,000	2,284,375
PRA Group, Inc., 5.000%, 10/1/2029 (a)	2,600,000	2,236,224

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Preferred Bank, 3.375% (TSFR3M + 2.780%), 6/15/2031 (d)	$1,500,000	$1,321,021
Preferred Pass-Through Trust, 2.047% (N/A + 0.000%), 12/29/2049 (a)(e)(n)	1,000,000	700,000
Ready Capital Corp., 6.200%, 7/30/2026 (l)	8,000,000	7,385,600
Sterling Bancorp, Inc., 10.650% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(d)	2,050,000	2,031,103
StoneX Group, Inc., 8.625%, 6/15/2025 (a)	2,700,000	2,717,199
TIAA FSB Holdings, Inc., 4.381%, 1/7/2035 (e)(g)	5,000,000	3,975,000
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (a)	2,000,000	1,799,366
Trinity Capital, Inc., 7.000%, 1/16/2025 (e)(l)	2,500,000	2,487,500
United Wholesale Mortgage LLC, 5.500%, 4/15/2029 (a)	2,800,000	2,411,780
Zais Group LLC, 7.000%, 11/15/2023 (a)	263,200	262,213

		77,742,533

Industrial – 0.09%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (a)	1,400,000	1,336,433
Covanta Holding Corp., 4.875%, 12/1/2029 (a)	200,000	174,721
Seaspan Corp., 5.500%, 8/1/2029 (a)	1,350,000	1,027,660
SRM Escrow Issuer LLC, 6.000%, 11/1/2028 (a)	200,000	182,198

		2,721,012

TOTAL CORPORATE OBLIGATIONS (Cost – $145,186,926)		$121,639,215

Investment Companies – 4.23%	Shares
Affiliated Exchange Traded Funds – 0.49%
Angel Oak Income ETF	480,700	9,806,280
Angel Oak Ultrashort Income ETF	95,900	4,849,663

		14,655,943

Affiliated Mutual Funds – 3.74%
Angel Oak Financials Income Impact Fund, Institutional Class	5,147,772	41,799,908
Angel Oak High Yield Opportunities Fund, Institutional Class	3,336,241	35,297,429
Angel Oak Total Return Bond Fund, Institutional Class	3,985,110	34,710,309

		111,807,646

TOTAL INVESTMENT COMPANIES (Cost – $140,994,876)		$126,463,589

Preferred Stocks – 0.24%
Real Estate Investment Trust – 0.24%
AGNC Investment Corp., 6.500% (3 Month LIBOR USD + 4.993%) (d)	66,529	1,490,249
Dynex Capital, Inc., 6.900% (3 Month LIBOR USD + 5.461%) (d)	173,425	3,980,104
MFA Financial, Inc., 6.500% (3 Month LIBOR USD + 5.345%) (d)	92,942	1,816,087

TOTAL PREFERRED STOCKS (Cost – $7,802,601)		$7,286,440

	Principal Amount
Residential Mortgage-Backed Securities – 80.17%
Accredited Mortgage Loan Trust, Series 2005-4, Class M1, 4.906% (1 Month LIBOR USD + 0.400%), 12/25/2035 (d)	$22,156	22,097

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 3.829%, 7/25/2035 (g)	$308,486	$256,906
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A12, 3.296%, 1/25/2036 (g)	11,117	3,136
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3, 3.768%, 2/25/2036 (g)(k)	5,874,166	4,863,827
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 3.737%, 3/25/2036 (g)	1,455,376	1,122,239
Adjustable Rate Mortgage Trust, Series 2006-1, Class 2A1, 4.608%, 3/25/2036 (g)	762,691	441,924
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A11, 4.866% (1 Month LIBOR USD + 0.360%), 8/25/2036 (d)	1,442,621	720,233
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 4.380%, 3/25/2037 (g)	289,194	237,882
Adjustable Rate Mortgage Trust, Series 2007-1, Class 2A1, 4.534%, 3/25/2037 (g)(k)	2,897,594	2,614,479
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1, 4.238%, 6/25/2037 (g)(k)	1,684,115	1,383,396
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 4.238%, 6/25/2037 (g)	1,774,849	1,333,421
Agate Bay Mortgage Trust, Series 2015-4, Class B4, 3.523%, 6/25/2045 (a)(g)	2,018,000	1,648,212
American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, 6.750%, 6/25/2037 (o)	290,423	277,688
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 0.010%, 5/25/2046 (e)(g)(h)	15,970,314	475,165
American Home Mortgage Assets Trust, Series 2006-1, Class 1A2, 4.696% (1 Month LIBOR USD + 0.190%), 5/25/2046 (d)	1,586,659	1,272,009
American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, 3.387% (12 Month US Treasury Average + 0.960%), 9/25/2046 (d)	1,011,566	823,096
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 0.035%, 12/25/2046 (e)(g)(h)	62,397,599	1,242,087
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 0.057%, 6/25/2047 (e)(g)(h)	17,169,235	892,234
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4A, 5.883%, 9/25/2035 (k)(o)	4,000,483	2,822,325
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (k)(o)	6,279,834	2,523,928
American Home Mortgage Investment Trust, Series 2006-3, Class 22A1, 6.888% (6 Month LIBOR USD + 1.750%), 12/25/2036 (d)(k)	3,909,309	3,291,537
American Home Mortgage Investment Trust, Series 2007-A, Class 13A1, 6.600%, 1/25/2037 (a)(o)	2,211,292	925,485
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1, 7.156% (1 Month LIBOR USD + 3.140%), 9/25/2045 (d)	425,356	331,087
American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 4.966% (1 Month LIBOR USD + 0.460%), 3/25/2047 (d)	3,861,783	1,671,028
American Home Mortgage Investment Trust, Series 2007-1, Class GA1A, 4.549% (1 Month LIBOR USD + 0.160%), 5/25/2047 (d)(k)	17,751,083	10,444,631
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 4.579% (1 Month LIBOR USD + 0.190%), 5/25/2047 (d)(k)	10,788,700	5,954,758
Arroyo Mortgage Trust, Series 2022-1, Class M1, 3.650%, 12/25/2056 (a)	2,000,000	1,575,212
Banc of America Funding Trust, Series 2009-R14A, Class 2A, 6.663% (-2 x 1 Month LIBOR USD + 15.013%), 7/26/2035 (a)(d)(p)	299,746	291,110
Banc of America Funding Trust, Series 2015-R8, Class 3A2, 3.832%, 8/28/2035 (a)(g)	1,849,945	1,438,151
Banc of America Funding Trust, Series 2007-8, Class 2A1, 7.000%, 10/25/2037 (k)	3,812,878	2,952,281
Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.500%, 11/25/2035	333,311	317,253
Bank of America Alternative Loan Trust, Series 2006-7, Class A2, 5.707%, 10/25/2036 (g)	3,488,311	1,101,315
Bank of America Alternative Loan Trust, Series 2006-7, Class A4, 6.498%, 10/25/2036 (k)(o)	10,264,556	3,550,335
Bank of America Alternative Loan Trust, Series 2006-9, Class 30PO, 1/25/2037 (f)	152,023	85,627
Bank of America Funding Trust, Series 2005-F, Class 4A1, 3.634%, 9/20/2035 (g)	1,652,762	1,305,824

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Bank of America Funding Trust, Series 2007-2, Class 1A16, 5.106% (1 Month LIBOR USD + 0.600%), 3/25/2037 (d)	$2,327,170	$1,548,650
Bank of America Funding Trust, Series 2014-R1, Class A2, 3.920% (1 Month LIBOR USD + 0.150%), 6/26/2037 (a)(d)(k)	4,475,561	3,602,348
Bank of America Funding Trust, Series 2007-A, Class 2A5, 4.946% (1 Month LIBOR USD + 0.460%), 2/20/2047 (d)	1,063,940	820,604
Bank of America Funding Trust, Series 2007-B, Class A1, 4.906% (1 Month LIBOR USD + 0.420%), 4/20/2047 (d)(k)	2,948,785	2,206,626
Bank of America Funding Trust, Series 2007-C, Class 7A4, 4.926% (1 Month LIBOR USD + 0.440%), 5/20/2047 (d)(k)	2,152,208	1,848,289
Bank of America Mortgage Trust, Series 2007-1, Class 1A4, 6.000%, 3/25/2037	855,418	765,856
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class APO, 0.000%, 12/28/2035 (f)	274,022	215,743
BCAP LLC Trust, Series 2012-RR1, Class 3A4, 5.500%, 10/26/2035 (a)(g)	1,559,945	1,278,635
BCAP LLC Trust, Series 2010-RR6, Class 1410, 3.919%, 12/27/2035 (a)(g)(k)	4,680,580	3,701,393
BCAP LLC Trust, Series 2012-RR4, Class 4A7, 3.831% (1 Month LIBOR USD + 0.280%), 2/26/2036 (a)(g)	1,921,725	1,188,942
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 3.674%, 5/28/2036 (a)(g)	964,262	623,167
BCAP LLC Trust, Series 2013-RR1, Class 6A2, 3.889%, 5/28/2036 (a)(g)	3,044,326	2,304,673
BCAP LLC Trust, Series 2012-RR11, Class 1A2, 3.074%, 1/27/2037 (a)(g)	943,390	819,390
BCAP LLC Trust, Series 2010-RR9, Class 7A2, 3.407%, 1/28/2037 (a)(g)(k)	5,904,426	5,447,789
BCAP LLC Trust, Series 2007-AA3, Class 1A1A, 4.926% (1 Month LIBOR USD + 0.420%), 4/25/2037 (d)	1,002,719	862,639
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, 3.963%, 8/25/2035 (g)	1,562,912	1,335,516
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1, 3.472%, 7/25/2036 (g)	414,001	330,993
Bear Stearns ALT-A Trust, Series 2004-5, Class 4A1, 4.144%, 6/25/2034 (g)	488,407	469,980
Bear Stearns ALT-A Trust, Series 2005-5, Class 21A1, 4.146%, 7/25/2035 (g)	446,318	412,034
Bear Stearns ALT-A Trust, Series 2005-7, Class 21A1, 4.004%, 9/25/2035 (g)(k)	2,624,917	2,320,726
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2, 5.500% (1 Month LIBOR USD + 1.000%), 8/25/2035 (d)	1,482,869	962,197
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A, 5.006% (1 Month LIBOR USD + 0.500%), 5/25/2037 (d)	21,512	19,285
Bear Stearns Asset Backed Securities Trust, Series 2007-AC6, Class A1, 6.500%, 10/25/2037	2,162,270	1,194,624
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1, 4.926% (1 Month LIBOR USD + 0.420%), 7/25/2036 (d)	473,767	347,099
Bellemeade Re Ltd., Series 2019-2A, Class B1, 8.606% (1 Month LIBOR USD + 4.100%), 4/25/2029 (a)(d)	9,180,000	8,687,980
Bellemeade Re Ltd., Series 2020-4A, Class B1, 9.506% (1 Month LIBOR USD + 5.000%), 6/25/2030 (a)(d)	2,500,000	2,405,985
Bellemeade Re Ltd., Series 2021-2A, Class M2, 7.210% (SOFR30A + 2.900%), 6/25/2031 (a)(d)	8,250,000	7,588,432
Bellemeade Re Ltd., Series 2021-3A, Class M2, 7.460% (SOFR30A + 3.150%), 9/25/2031 (a)(d)	2,900,000	2,641,363
Bellemeade Re Ltd., Series 2022-1, Class M1C, 8.010% (SOFR30A + 3.700%), 1/26/2032 (a)(d)	2,500,000	2,362,182
Bellemeade Re Ltd., Series 2022-1, Class M2, 8.910% (SOFR30A + 4.600%), 1/26/2032 (a)(d)	3,750,000	3,289,939

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
BNC Mortgage Loan Trust, Series 2006-2, Class A5, 5.126% (1 Month LIBOR USD + 0.620%), 11/25/2036 (d)(k)	$33,000,000	$16,640,976
Boston Lending Trust, Series 2021-1, Class A, 2.000%, 7/25/2061 (a)(g)	4,060,977	3,529,919
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 1.991%, 10/25/2059 (a)(o)	3,099,073	2,974,007
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A2, 1.853%, 4/25/2060 (a)(c)(g)	2,744,656	2,583,468
Cascade MH Asset Trust, Series 2021-MH1, Class B3, 7.595%, 2/25/2046 (a)(g)	3,000,000	2,346,417
Chase Mortgage Finance Corp., Series 2021-CL1, Class M3, 5.860% (SOFR30A + 1.550%), 2/25/2050 (a)(d)	2,399,647	2,007,547
Chase Mortgage Finance Corp., Series 2021-CL1, Class M4, 6.960% (SOFR30A + 2.650%), 2/25/2050 (a)(d)	2,482,435	2,066,439
Chase Mortgage Finance Corp., Series 2021-CL1, Class M5, 7.560% (SOFR30A + 3.250%), 2/25/2050 (a)(d)	992,852	807,070
Chase Mortgage Finance Corp., Series 2021-CL1, Class B, 10.810% (SOFR30A + 6.500%), 2/25/2050 (a)(d)	2,159,000	1,768,197
Chase Mortgage Finance Trust, Series 2006-A1, Class 2A2, 4.003%, 9/25/2036 (g)	985,055	872,330
Chase Mortgage Finance Trust, Series 2006-S2, Class 2A6, 6.000%, 10/25/2036	761,571	366,753
ChaseFlex Trust, Series 2005-2, Class 5A6, 5.000%, 6/25/2035	1,411,653	894,756
ChaseFlex Trust, Series 2007-1, Class 2A10, 5.006% (1 Month LIBOR USD + 0.500%), 2/25/2037 (d)	2,303,390	619,455
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A1, 4.756% (1 Month LIBOR USD + 0.250%), 8/27/2035 (a)(d)	1,381,802	1,035,616
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 5.086% (1 Month LIBOR USD + 0.580%), 10/25/2035 (a)(d)(k)	2,382,136	1,887,683
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A1, 4.656% (1 Month LIBOR USD + 0.150%), 1/25/2036 (a)(d)	1,757,440	1,426,465
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-AA, Class A1, 4.706% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(d)	1,258,152	845,520
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 4.706% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(d)(k)	1,959,931	1,598,649
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO, 0.414%, 4/25/2037 (a)(e)(g)(h)	17,200,387	187,295
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A1, 4.716% (1 Month LIBOR USD + 0.210%), 10/25/2046 (a)(d)	252,310	182,002
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-1A, Class A1, 4.656% (1 Month LIBOR USD + 0.150%), 12/25/2046 (a)(d)(k)	3,247,059	2,274,000
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A1, 4.636% (1 Month LIBOR USD + 0.130%), 4/25/2047 (a)(d)(k)	8,317,083	7,448,988
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A2, 4.686% (1 Month LIBOR USD + 0.180%), 4/25/2047 (a)(d)(k)	4,182,045	3,168,606
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A1, 4.636% (1 Month LIBOR USD + 0.130%), 11/25/2047 (a)(d)	894,246	701,112
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A2, 4.686% (1 Month LIBOR USD + 0.180%), 11/25/2047 (a)(d)(k)	3,709,537	2,852,931
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2007-1A, Class A1, 4.519% (1 Month LIBOR USD + 0.130%), 2/25/2048 (a)(d)(k)	7,446,447	6,270,393
CIM Trust, Series 2019-J1, Class B5, 3.947%, 8/25/2049 (a)(g)	613,000	401,576
CIM Trust, Series 2021-J1, Class B4, 2.658%, 3/25/2051 (a)(g)	1,349,893	608,449
CIM Trust, Series 2021-J1, Class B5, 2.658%, 3/25/2051 (a)(g)	810,000	238,679
CIM Trust, Series 2021-J1, Class B6, 2.658%, 3/25/2051 (a)(g)	1,416,978	312,642

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CIM Trust, Series 2021-J2, Class B4, 2.673%, 4/25/2051 (a)(g)	$1,602,688	$727,777
CIM Trust, Series 2021-J2, Class B6, 2.673%, 4/25/2051 (a)(g)	1,438,139	316,005
CIM Trust, Series 2021-J2, Class B5, 2.673%, 4/25/2051 (a)(g)	718,000	212,224
CIM Trust, Series 2021-J3, Class B6, 2.618%, 6/25/2051 (a)(g)	800,773	172,072
CIM Trust, Series 2021-J3, Class B4, 2.618%, 6/25/2051 (a)(g)	1,281,000	502,280
CIM Trust, Series 2021-J3, Class B5, 2.618%, 6/25/2051 (a)(g)	481,000	139,117
Citicorp. Mortgage Securities, Inc., Series 2005-2, Class 1APO, 0.000%, 3/25/2035 (f)	35,713	22,181
Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A2, 3.885%, 8/25/2035 (g)	291,193	273,427
Citigroup Mortgage Loan Trust, Series 2005-12, Class 2A1, 5.306% (1 Month LIBOR USD + 0.800%), 8/25/2035 (a)(d)	1,317,529	1,148,182
Citigroup Mortgage Loan Trust, Series 2005-9, Class 22A3, 6.000%, 10/25/2035	1,363,039	1,142,982
Citigroup Mortgage Loan Trust, Series 2005-7, Class 2A2A, 4.114%, 11/25/2035 (g)	1,709,813	1,151,157
Citigroup Mortgage Loan Trust, Series 2006-4, Class 2A1A, 6.000%, 12/25/2035	405,755	392,048
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A5, 5.156% (1 Month LIBOR USD + 0.650%), 9/25/2036 (d)	1,605,662	1,258,083
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A3, 6.000%, 9/25/2036 (k)	3,000,045	2,816,226
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1APO, 0.000%, 11/25/2036 (f)	74,882	36,904
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A9, 5.156% (1 Month LIBOR USD + 0.650%), 12/25/2036 (d)(k)	4,089,598	3,186,590
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%, 12/25/2036 (g)(k)	2,128,521	1,767,171
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class APO, 0.000%, 3/25/2037 (f)	121,736	56,706
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A2, 5.106% (1 Month LIBOR USD + 0.600%), 3/25/2037 (d)(k)	2,375,094	1,895,462
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class APO, 0.000% 4/25/2037 (f)	105,674	50,904
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class 1A9, 5.106% (1 Month LIBOR USD + 0.600%), 4/25/2037 (d)	1,521,223	1,177,002
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A3, 5.006% (1 Month LIBOR USD + 0.500%), 5/25/2037 (d)(k)	3,963,662	3,111,451
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A1, 5.106% (1 Month LIBOR USD + 0.600%), 6/25/2037 (d)	1,685,571	1,299,097
COLT Funding LLC, Series 2021-3R, Class M1, 2.355%, 12/26/2064 (a)(g)	2,862,000	2,224,990
COLT Mortgage Loan Trust, Series 2020-2R, Class B1, 4.118%, 10/26/2065 (a)(g)	3,605,000	2,965,873
CountryWide Alternative Loan Trust, Series 2004-32CB, Class 2A2, 4.906% (1 Month LIBOR USD + 0.400%), 2/25/2035 (d)	544,716	368,480
CountryWide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035	370,463	349,281
CountryWide Alternative Loan Trust, Series 2005-14, Class 2X, 0.039%, 5/25/2035 (e)(g)(h)	17,953,543	416,863
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 0.102%, 6/25/2035 (e)(g)(h)	18,109,038	304,866
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 0.791%, 7/20/2035 (e)(g)(h)	8,030,155	101,188
CountryWide Alternative Loan Trust, Series 2005-24, Class 2A1A, 3.737% (12 Month US Treasury Average + 1.310%), 7/20/2035 (d)	452,662	325,274
CountryWide Alternative Loan Trust, Series 2005-26CB, Class A7, 4.806% (1 Month LIBOR USD + 0.300%), 7/25/2035 (d)(k)	4,321,112	3,068,646
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 0.308%, 8/25/2035 (e)(g)(h)	22,459,308	163,459
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A4, 2.893%, 8/25/2035 (g)	563,948	469,806
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A5, 2.983%, 8/25/2035 (g)	483,627	461,091
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035	624,188	484,173
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 0.000%, 9/25/2035 (e)(g)(h)	44,348,959	514,714
CountryWide Alternative Loan Trust, Series 2005-41, Class 2X2, 0.004%, 9/25/2035 (e)(g)(h)	3,672,580	119,697
CountryWide Alternative Loan Trust, Series 2005-44, Class 1X, 0.019%, 10/25/2035 (e)(g)(h)	18,696,918	357,579

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CountryWide Alternative Loan Trust, Series 2005-42CB, Class A4, 5.186% (1 Month LIBOR USD + 0.680%), 10/25/2035 (d)	$1,134,312	$645,009
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 0.023%, 11/20/2035 (e)(g)(h)	17,779,991	334,833
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 0.038%, 11/20/2035 (e)(g)(h)	12,268,445	209,459
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 1.007%, 11/20/2035 (e)(g)(h)	16,069,651	1,026,336
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 0.057%, 11/25/2035 (e)(g)(h)	21,916,327	342,881
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4, 4.906% (1 Month LIBOR USD + 0.400%), 11/25/2035 (d)	2,675,484	1,385,288
CountryWide Alternative Loan Trust, Series 2005-56, Class 3A1, 5.086% (1 Month LIBOR USD + 0.580%), 11/25/2035 (d)	14,648	15,151
CountryWide Alternative Loan Trust, Series 2005-61, Class 1A1, 5.026% (1 Month LIBOR USD + 0.520%), 12/25/2035 (d)	1,297,293	996,844
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	1,572,267	1,069,836
CountryWide Alternative Loan Trust, Series 2005-70CB, Class A4, 5.500%, 12/25/2035 (k)	3,418,530	2,428,332
CountryWide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.500%, 1/25/2036	1,273,681	957,097
CountryWide Alternative Loan Trust, Series 2005-85CB, Class 2A5, 5.606% (1 Month LIBOR USD + 1.100%), 2/25/2036 (d)	1,354,392	1,031,597
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 0.137%, 5/25/2036 (e)(g)(h)	15,909,034	285,790
CountryWide Alternative Loan Trust, Series 2006-HY10, Class 1X, 0.476%, 5/25/2036 (e)(g)(h)	2,923,180	37,186
CountryWide Alternative Loan Trust, Series 2006-26CB, Class A15, 6.000% (1 Month LIBOR USD + 0.550%), 9/25/2036 (d)	686,184	378,112
CountryWide Alternative Loan Trust, Series 2006-29T1, Class 2A13, 4.806% (1 Month LIBOR USD + 0.300%), 10/25/2036 (d)	1,585,838	778,391
CountryWide Alternative Loan Trust, Series 2006-27CB, Class A4, 6.000%, 11/25/2036	646,305	531,649
CountryWide Alternative Loan Trust, Series 2006-36T2, Class 1A4, 5.750%, 12/25/2036 (k)	6,613,400	2,983,410
CountryWide Alternative Loan Trust, Series 2006-40T1, Class 1A5, 6.000%, 1/25/2037	534,686	437,524
CountryWide Alternative Loan Trust, Series 2006-J8, Class A2, 6.000%, 2/25/2037	2,753,100	1,310,979
CountryWide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.500%, 9/25/2037 (k)	8,778,558	3,669,946
CountryWide Alternative Loan Trust, Series 2006-OA1, Class 1X, 0.097%, 3/20/2046 (e)(g)(h)	11,622,962	223,661
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XAD, 0.027%, 8/25/2046 (e)(h)(o)	22,979,540	370,040
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB, 0.649%, 8/25/2046 (e)(g)(h)	21,791,193	182,283
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XPP, 0.698%, 8/25/2046 (e)(g)(h)	13,176,676	77,018
CountryWide Alternative Loan Trust, Series 2007-20, Class A1, 5.006% (1 Month LIBOR USD + 0.500%), 8/25/2047 (d)	3,248,532	1,234,907
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 0.072%, 12/20/2035 (a)(g)(h)	40,289,763	2,722,903
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A, 2.210%, 12/20/2035 (a)(g)(h)	10,867,621	288,894
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-20, Class X, 0.000%, 10/25/2034 (e)(g)(h)	6,333,705	246,489
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 0.053%, 2/25/2035 (e)(g)(h)	3,202,658	37,942
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1X, 0.114%, 2/25/2035 (e)(g)(h)	13,247,805	146,243

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A3, 5.246% (1 Month LIBOR USD + 0.740%), 2/25/2035 (d)	$1,370,963	$1,198,989
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X, 0.123%, 3/25/2035 (e)(g)(h)	8,515,235	165,425
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X, 0.127%, 3/25/2035 (e)(g)(h)	3,311,782	94,210
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X, 0.860%, 3/25/2035 (e)(g)(h)	974,654	34,477
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Clas 3A2, 3.018%, 3/25/2035 (g)(k)	3,593,877	2,878,264
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1, 5.146% (1 Month LIBOR USD + 0.640%), 3/25/2035 (d)	671,716	489,499
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 4X, 0.034%, 4/25/2035 (g)(h)	4,957,701	42,373
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 3A1, 3.536%, 3/20/2036 (g)(k)	4,733,784	4,380,403
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-8, Class 1A1, 6.000%, 5/25/2036	1,266,174	870,892
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X, 0.154%, 7/25/2036 (e)(g)(h)	15,343,095	84,172
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-4, Class 1A1, 6.000%, 5/25/2037	1,338,659	963,015
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-7, Class A3, 5.750%, 6/25/2037	714,020	440,806
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1, 5.156% (1 Month LIBOR USD + 0.650%), 7/25/2037 (d)	4,503,269	876,102
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-18, Class 2A1, 6.500%, 11/25/2037	1,877,909	1,111,993
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-8, Class 1A12, 5.875%, 1/25/2038	2,645,930	1,511,734
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 2A1, 5.250%, 8/25/2035 (k)	7,791,601	4,703,891
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12, 5.500%, 11/25/2035 (k)	2,279,036	1,181,329
Credit Suisse Mortgage Trust, Series 2015-6R, Class 1A2, 3.306%, 7/27/2035 (a)(g)	6,829,178	5,226,622
Credit Suisse Mortgage Trust, Series 2014-3R, Class 1A1, 2.273% (1 Month LIBOR USD + 0.450%), 3/27/2036 (a)(d)	391,142	320,029
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class A1, 0.830%, 3/25/2056 (a)(g)	736,448	625,120
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class B1, 3.251%, 3/25/2056 (a)(g)	3,031,450	2,291,676
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class B2, 4.255%, 3/25/2056 (a)(g)	1,539,950	1,246,359
Credit Suisse Mortgage Trust, Series 2021-INV1, Class AIOS, 0.040%, 7/25/2056 (a)(g)(h)	119,568,179	249,658
Credit Suisse Mortgage Trust, Series 2021-INV1, Class AX4, 0.400%, 7/25/2056 (a)(g)(h)	8,106,734	145,021
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B3, 3.082%, 7/25/2056 (a)(g)	4,318,387	3,222,000
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B1, 3.082%, 7/25/2056 (a)(g)(k)	5,715,887	4,660,471
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B6, 3.082%, 7/25/2056 (a)(g)	1,323,281	331,111
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B5, 3.082%, 7/25/2056 (a)(g)	1,651,094	794,880
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B4, 3.082%, 7/25/2056 (a)(g)	2,412,787	1,582,708
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AIOS, 0.040%, 11/25/2056 (a)(g)(h)	348,497,402	649,599
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AX1, 0.136%, 11/25/2056 (a)(g)(h)	313,476,279	1,945,120

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AX4, 0.150%, 11/25/2056 (a)(g)(h)	$20,185,226	$136,170
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A11X, 0.222% (-1 x SOFR30A + 4.100%), 11/25/2056 (a)(d)(h)(p)	21,996,829	994,785
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A15X, 0.500%, 11/25/2056 (a)(g)(h)	13,178,884	295,405
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A3X, 0.500%, 11/25/2056 (a)(g)(h)	180,413,289	4,043,964
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A5A, 2.500%, 11/25/2056 (a)(c)(g)	19,210,526	12,980,610
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B5, 3.286%, 11/25/2056 (a)(g)	2,864,595	1,643,968
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B6, 3.286%, 11/25/2056 (a)(g)	2,364,325	629,412
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B3, 3.286%, 11/25/2056 (a)(c)(g)	7,830,262	5,850,600
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B4, 3.286%, 11/25/2056 (a)(g)	4,392,204	2,898,552
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class B5, 4.408%, 8/25/2057 (a)(g)	10,048,129	8,973,070
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class XS, 1.590%, 1/25/2060 (a)(g)(h)	199,165,223	8,208,396
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class B4, 3.978%, 1/25/2060 (a)(g)	10,125,738	7,163,301
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class B3, 3.978%, 1/25/2060 (a)(g)	10,124,150	8,108,989
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class M1, 2.282%, 2/25/2066 (a)(g)	1,000,000	764,194
Credit Suisse Mortgage Trust, Series 2021-NQM7, Class A2, 1.961%, 10/25/2066 (a)(g)	2,930,537	2,526,217
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class A2, 2.303%, 10/25/2066 (a)(g)	1,847,678	1,584,238
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A3, 4.819%, 6/25/2067 (a)(o)	2,886,714	2,665,597
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A2, 4.819%, 6/25/2067 (a)(c)(o)	4,330,071	4,086,829
Credit Suisse Mortgage Trust, Series 2022-NQM5, Class M1, 5.169%, 6/25/2067 (a)(g)	500,000	414,865
Credit Suisse Mortgage-Backed Trust, Series 2006-4, Class 1A1, 5.206% (1 Month LIBOR USD + 0.700%), 5/25/2036 (d)	1,725,869	862,608
Credit Suisse Mortgage-Backed Trust, Series 2006-4, Class 1A3, 6.000%, 5/25/2036	1,128,100	821,092
CSMCM Trust, Series 2018-RPL3, Class CERT, 2.741%, 7/25/2050 (a)(e)(g)	10,303,488	8,943,191
CSMCM Trust, Series 2018-RPL1, Class CERT, 1.815%, 7/25/2057 (a)(e)(g)	12,727,369	11,256,734
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7, 5.500%, 11/25/2035	232,711	178,993
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4, 5.500%, 11/25/2035 (k)	3,564,236	2,344,230
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A4, 5.500%, 12/25/2035	380,529	353,644
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.287%, 2/25/2036 (g)	393,657	308,309
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR5, Class 1A1, 4.766% (1 Month LIBOR USD + 0.260%), 10/25/2036 (d)(k)	7,439,716	2,452,592
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A4, 4.986% (1 Month LIBOR USD + 0.480%), 3/25/2037 (d)(k)	76,432,950	5,194,613
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AB1, Class PO, 0.000%, 4/25/2037 (f)	464,705	276,897
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A1, 4.746% (1 Month LIBOR USD + 0.240%), 1/25/2047 (d)(k)	5,833,439	5,008,433
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A2, 4.866% (1 Month LIBOR USD + 0.360%), 1/25/2047 (d)	1,013,126	722,368
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA2, Class A1, 3.197% (12 Month US Treasury Average + 0.770%), 4/25/2047 (d)	669,536	600,922
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5, Class A1A, 4.706% (1 Month LIBOR USD + 0.200%), 8/25/2047 (d)	1,343,067	1,119,836
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A2B, 5.600%, 2/25/2036 (g)(k)	3,677,810	3,487,233

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A2D, 5.720%, 2/25/2036 (g)(k)	$3,664,553	$3,430,707
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8, 5.734%, 6/25/2036 (g)(k)	2,904,641	2,669,559
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.888%, 6/25/2036 (g)	350,023	324,052
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A2, 6.160%, 6/25/2036 (g)	1,557,341	1,438,999
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A5B, 6.593%, 6/25/2036 (o)	340,773	307,227
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A2, 6.420%, 7/25/2036 (g)(k)	1,952,688	1,576,677
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B, 6.800%, 7/25/2036 (o)	189,400	165,945
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Classs A1C, 6.000%, 10/25/2036 (g)(k)	4,683,846	4,291,949
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Class A4B, 6.500%, 10/25/2036 (k)(o)	6,301,762	5,721,187
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2009-RS6, Class A2B, 3.284%, 8/25/2037 (a)(g)(k)	7,844,396	7,501,933
DSLA Mortgage Loan Trust, Series 2005-AR2, Class C, 0.000%, 3/19/2045	1	496,869
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A, 4.670% (1 Month LIBOR USD + 0.200%), 10/19/2036 (d)(k)	19,578,847	15,954,822
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1A, 4.610% (1 Month LIBOR USD + 0.140%), 3/19/2037 (d)(k)	34,372,197	27,791,261
DSLA Mortgage Loan Trust, Series 2004-AR1, Class X2, 0.007%, 9/19/2044 (e)(g)(h)	13,611,218	157,482
DSLA Mortgage Loan Trust, Series 2004-AR2, Class C, 0.000%, 11/19/2044 (e)(j)	1,000	1
DSLA Mortgage Loan Trust, Series 2004-AR2, Class X2, 0.007%, 11/19/2044 (e)(g)(h)	13,551,571	150,016
DSLA Mortgage Loan Trust, Series 2004-AR4, Class X2, 0.162%, 1/19/2045 (e)(g)(h)	11,504,083	70,578
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 1A1A, 5.190% (1 Month LIBOR USD + 0.720%), 1/19/2045 (d)(k)	7,694,300	6,014,196
DSLA Mortgage Loan Trust, Series 2005-AR1, Class C, 0.000%, 2/19/2045 (e)(j)	1,000,000	10,000
DSLA Mortgage Loan Trust, Series 2005-AR1, Class X2, 0.293%, 3/19/2045 (e)(g)(h)	21,473,338	233,565
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A, 5.010% (1 Month LIBOR USD + 0.540%), 3/19/2045 (d)(k)	18,907,487	16,928,667
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1C, 4.910% (1 Month LIBOR USD + 0.440%), 6/19/2045 (d)(k)	1,435,221	1,272,813
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 4.990% (1 Month LIBOR USD + 0.520%), 8/19/2045 (d)	144,302	109,542
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 4.990% (1 Month LIBOR USD + 0.520%), 8/19/2045 (d)	1,155,726	979,148
DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 5.130% (1 Month LIBOR USD + 0.660%), 9/19/2045 (d)(k)	9,380,687	5,057,194
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A, 3.347% (12 Month US Treasury Average + 0.920%), 3/19/2046 (d)(k)	8,450,812	6,233,285
Eagle RE Ltd., Series 2019-1, Class M2, 7.806% (1 Month LIBOR USD + 3.300%), 4/25/2029 (a)(d)	10,903,000	10,916,520
Eagle RE Ltd., Series 2019-1, Class B1, 9.006% (1 Month LIBOR USD + 4.500%), 4/25/2029 (a)(d)	7,909,125	7,897,404

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Eagle RE Ltd., Series 2020-1, Class M2, 6.506% (1 Month LIBOR USD + 2.000%), 1/25/2030 (a)(d)	$23,461,850	$22,826,832
Eagle RE Ltd., Series 2020-1, Class B1, 7.356% (1 Month LIBOR USD + 2.850%), 1/25/2030 (a)(d)	3,600,000	3,322,829
Eagle RE Ltd., Series 2021-1, Class M2, 8.760% (SOFR30A + 4.450%), 10/25/2033 (a)(d)	9,900,000	9,944,382
Eagle RE Ltd., Series 2021-2, Class M2, 8.560% (SOFR30A + 4.250%), 4/25/2034 (a)(d)	3,000,000	2,940,696
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 3A1, 3.834%, 11/25/2035 (g)	864,428	713,643
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18, 5.500%, 11/25/2035	6,194	5,058
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A8, 5.006% (1 Month LIBOR USD + 0.500%), 4/25/2036 (d)	3,606,169	1,498,341
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A12, 6.000%, 4/25/2036	213,502	138,145
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1, 3.776%, 5/25/2036 (g)	376,041	315,257
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3, 4.267%, 9/25/2035 (g)	40,615	30,706
Flagstar Mortgage Trust, Series 2021-9INV, Class AX1, 0.497%, 10/25/2041 (a)(g)(h)	244,706,826	3,700,701
Flagstar Mortgage Trust, Series 2021-9INV, Class B6C, 2.703%, 10/25/2041 (a)(g)	1,827,125	548,324
Flagstar Mortgage Trust, Series 2021-9INV, Class B4, 2.997%, 10/25/2041 (a)(g)	557,124	416,265
Flagstar Mortgage Trust, Series 2021-9INV, Class B5, 2.997%, 10/25/2041 (a)(g)	1,393,244	651,197
Flagstar Mortgage Trust, Series 2017-2, Class B5, 4.038%, 10/25/2047 (a)(g)	1,153,000	799,296
Flagstar Mortgage Trust, Series 2018-2, Class B5, 4.027%, 4/25/2048 (a)(g)	2,849,187	2,212,955
Flagstar Mortgage Trust, Series 2018-6RR, Class B5, 4.922%, 10/25/2048 (a)(g)	2,478,000	1,921,833
Flagstar Mortgage Trust, Series 2021-1, Class B6C, 2.984%, 2/27/2051 (a)(g)	2,932,342	724,851
Flagstar Mortgage Trust, Series 2021-1, Class B5, 3.130%, 2/27/2051 (a)(g)	1,222,000	403,650
Flagstar Mortgage Trust, Series 2021-1, Class B4, 3.130%, 2/27/2051 (a)(g)	2,786,498	1,821,060
Flagstar Mortgage Trust, Series 2021-2, Class B4, 2.782%, 4/25/2051 (a)(g)	1,340,188	548,059
Flagstar Mortgage Trust, Series 2021-2, Class B5, 2.782%, 4/25/2051 (a)(g)	1,343,000	408,210
Flagstar Mortgage Trust, Series 2021-2, Class B6C, 2.782%, 4/25/2051 (a)(g)	1,792,016	405,071
Flagstar Mortgage Trust, Series 2021-6INV, Class B6C, 3.283%, 8/25/2051 (a)(g)	10,564,264	4,240,062
Flagstar Mortgage Trust, Series 2021-6INV, Class B3, 3.494%, 8/25/2051 (a)(c)(g)	11,944,572	8,972,548
Flagstar Mortgage Trust, Series 2021-6INV, Class B4, 3.494%, 8/25/2051 (a)(g)	8,530,915	5,712,002
Flagstar Mortgage Trust, Series 2021-6INV, Class B5, 3.494%, 8/25/2051 (a)(g)	3,071,461	1,794,265
Flagstar Mortgage Trust, Series 2021-10IN, Class B6C, 3.290%, 10/25/2051 (a)(g)	13,900,063	6,298,174
Flagstar Mortgage Trust, Series 2021-10IN, Class B4, 3.518%, 10/25/2051 (a)(c)(g)	8,957,819	5,835,759
Flagstar Mortgage Trust, Series 2021-10IN, Class B5, 3.518%, 10/25/2051 (a)(g)	1,235,657	697,484
GCAT Trust, Series 2020-NQM2, Class M1, 3.589%, 4/25/2065 (a)(g)	1,500,000	1,276,521
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 3.559%, 9/19/2035 (g)	27,722	22,503
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1, 3.110%, 4/19/2036 (g)	719,807	581,134
Goldman Sachs Mortgage Pass-Through Trust, Series 2022-1, Class PT, 4.322%, 2/25/2053 (a)(g)	52,615,753	50,559,372
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class X1, 0.219%, 6/25/2045 (e)(g)(h)	15,668,381	316,282
Greenpoint Mortgage Funding Trust, Series 2005-AR3, Class X1, 0.319%, 8/25/2045 (e)(g)(h)	22,396,893	1,280,677
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 4X, 1.000%, 4/25/2036 (e)(h)	22,422,390	459,816

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class X4, 0.124%, 10/25/2045 (e)(g)(h)	$11,895,826	$239,118
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, 5.126% (1 Month LIBOR USD + 0.620%), 10/25/2045 (d)	1,383,601	913,972
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AX1, 0.027%, 1/25/2043 (a)(e)(g)(h)	342,575,810	325,447
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B4, 2.777%, 3/25/2044 (a)(g)	1,803,754	1,219,659
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B5, 2.777%, 4/25/2045 (a)(g)	1,547,161	848,919
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B5, 4.077%, 8/25/2049 (a)(g)	577,000	458,956
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B4, 4.077%, 8/25/2049 (a)(g)	1,500,000	1,269,546
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class AIOS, 0.220%, 3/25/2050 (a)(g)(h)	35,607,177	315,408
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class B6, 3.991%, 3/25/2050 (a)(g)	1,703,244	1,027,560
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class B4, 3.276%, 3/25/2051 (a)(g)	2,160,887	1,579,207
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class B5, 3.276%, 3/25/2051 (a)(g)	1,767,480	1,127,896
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B6, 2.777%, 5/25/2051 (a)(g)	1,704,942	649,697
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B4, 2.755%, 6/25/2051 (a)(g)	2,369,213	1,386,989
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B5, 2.755%, 6/25/2051 (a)(g)	1,039,000	317,483
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B6, 2.755%, 6/25/2051 (a)(g)	2,079,428	465,191
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B4, 2.653%, 8/25/2051 (a)(g)	1,264,648	804,275
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B5, 2.653%, 8/25/2051 (a)(g)	1,264,648	543,646
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B6, 2.653%, 8/25/2051 (a)(g)	2,208,829	482,455
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class AX1, 0.018%, 9/25/2051 (a)(g)(h)	502,788,591	312,735
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B6, 2.618%, 9/25/2051 (a)(g)	2,474,328	535,843
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B5, 2.618%, 9/25/2051 (a)(g)	1,244,000	363,080
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B4, 2.618%, 9/25/2051 (a)(g)	2,675,625	1,277,266
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B2, 2.618%, 9/25/2051 (a)(c)(g)	7,963,784	6,064,127
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B1, 2.618%, 9/25/2051 (a)(g)(k)	5,054,914	4,108,372

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B6, 2.589%, 10/25/2051 (a)(g)	$2,987,778	$639,128
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B5, 2.589%, 10/25/2051 (a)(g)	1,194,000	345,733
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B4, 2.589%, 10/25/2051 (a)(g)	3,719,291	2,040,693
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class AX1, 0.024%, 11/25/2051 (a)(e)(g)(h)	860,676,208	811,618
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B4, 2.680%, 11/25/2051 (a)(g)	5,483,199	3,466,056
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B5, 2.680%, 11/25/2051 (a)(g)	1,038,000	309,336
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B6, 2.680%, 11/25/2051 (a)(g)	4,670,429	1,031,460
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B3, 3.034%, 12/25/2051 (a)(g)	4,182,524	3,053,376
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B1, 3.034%, 12/25/2051 (a)(g)(k)	4,032,700	3,219,514
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B2, 3.034%, 12/25/2051 (a)(g)(k)	4,032,700	3,112,841
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B6, 3.046%, 12/25/2051 (a)(g)	2,472,259	517,708
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B5, 3.046%, 12/25/2051 (a)(g)	1,793,063	985,740
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B4, 3.046%, 12/25/2051 (a)(g)	2,987,793	1,910,049
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B1, 2.724%, 1/25/2052 (a)(c)(g)	8,516,176	6,866,993
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B2, 2.724%, 1/25/2052 (a)(c)(g)	12,998,577	9,348,902
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B4, 2.724%, 1/25/2052 (a)(g)	7,619,889	4,820,753
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B5, 2.724%, 1/25/2052 (a)(g)	1,792,575	783,472
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B6, 2.724%, 1/25/2052 (a)(g)	3,252,733	832,602
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B6, 2.770%, 1/25/2052 (a)(g)	3,091,101	700,499
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B4, 2.770%, 1/25/2052 (a)(g)	3,879,113	2,263,583
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B5, 2.770%, 1/25/2052 (a)(g)	1,237,000	377,513
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B4, 3.218%, 1/25/2052 (a)(g)	3,706,671	2,429,007
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B5, 3.218%, 1/25/2052 (a)(g)	1,482,863	846,046
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B6, 3.218%, 1/25/2052 (a)(g)	4,285,203	1,368,330

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B1, 3.218%, 1/25/2052 (a)(g)(k)	$4,632,608	$3,911,311
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B3, 3.218%, 1/25/2052 (a)(g)(k)	3,706,671	2,727,454
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B6, 2.891%, 2/25/2052 (a)(g)	5,673,304	1,355,035
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B4, 2.936%, 2/25/2052 (a)(g)	3,381,066	2,180,734
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B5, 2.936%, 2/25/2052 (a)(g)	1,268,263	673,401
GS Mortgage-Backed Securities Corp. Trust, Series 2020-RPL1, Class B1, 3.844%, 7/25/2059 (a)(c)(g)	6,323,000	5,278,523
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B1, 2.731%, 7/25/2051 (a)(g)(k)	6,093,930	4,972,239
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B2, 2.731%, 7/25/2051 (a)(g)(k)	5,484,917	4,140,674
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B3, 2.731%, 7/25/2051 (a)(g)(k)	4,062,620	2,917,652
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class A2, 2.500%, 4/25/2052 (a)(g)	1,362,810	1,113,385
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B3, 2.733%, 4/25/2052 (a)(g)(k)	2,624,611	1,900,072
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B1, 2.733%, 4/25/2052 (a)(g)(k)	4,756,383	3,832,109
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B5, 2.733%, 4/25/2052 (a)(g)	849,000	240,795
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B6, 2.733%, 4/25/2052 (a)(g)	2,037,580	427,354
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B2, 2.733%, 4/25/2052 (a)(g)(k)	4,757,350	3,663,749
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B4, 2.733%, 4/25/2052 (a)(g)	1,523,773	621,428
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B4, 2.863%, 4/25/2052 (a)(g)	1,300,000	554,243
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B6, 2.863%, 4/25/2052 (a)(g)	2,938,523	684,497
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B5, 2.863%, 4/25/2052 (a)(g)	1,606,000	501,451
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class AX4, 0.125%, 6/25/2052 (a)(g)(h)	27,235,435	155,324
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class AX1, 0.126%, 6/25/2052 (a)(g)(h)	269,231,689	1,429,082
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class AIOS, 0.220%, 6/25/2052 (a)(g)(h)	209,054,025	2,193,604
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class A15X, 0.222% (-1 x SOFR30A + 4.150%), 6/25/2052 (a)(d)(h)(p)	15,124,766	653,965
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class A14, 3.000%, 6/25/2052 (a)(c)(g)	59,557,500	48,275,225
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B5, 3.202%, 6/25/2052 (a)(g)	1,208,238	733,104
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B4, 3.202%, 6/25/2052 (a)(g)	3,866,753	2,800,055
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B2, 3.202%, 6/25/2052 (a)(c)(g)	10,636,020	7,951,840
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B3, 3.202%, 6/25/2052 (a)(g)(k)	4,350,832	3,068,942
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B1, 3.202%, 6/25/2052 (a)(c)(g)	6,525,268	5,516,455
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B6, 3.202%, 6/25/2052 (a)(g)	5,561,561	1,908,277
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B1, 3.251%, 6/25/2052 (a)(c)(g)	12,320,142	9,720,062
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B4, 3.251%, 6/25/2052 (a)(g)	4,990,114	3,163,138
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B3, 3.251%, 6/25/2052 (a)(g)(k)	5,770,740	3,845,863

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B2, 3.251%, 6/25/2052 (a)(g)(k)	$4,834,971	$3,612,893
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B6, 3.251%, 6/25/2052 (a)(g)	5,604,637	1,926,415
GS Mortgage-Backed Securities Trust, Series 2022-LTV1, Class B5, 3.251%, 6/25/2052 (a)(g)	779,644	446,645
GSAA Home Equity Trust, Series 2005-14, Class 2A2, 5.006% (1 Month LIBOR USD + 0.500%), 12/25/2035 (d)	1,425,459	824,932
GSAA Home Equity Trust, Series 2005-14, Class 2A3, 5.206% (1 Month LIBOR USD + 0.700%), 12/25/2035 (d)(k)	2,678,374	2,179,942
GSAA Home Equity Trust, Series 2005-15, Class 2A2, 5.006% (1 Month LIBOR USD + 0.500%), 1/25/2036 (d)	1,815,763	883,083
GSAA Home Equity Trust, Series 2006-4, Class 4A3, 3.430%, 3/25/2036 (g)(k)	5,369,555	3,322,562
GSAA Home Equity Trust, Series 2006-8, Class 2A2, 4.866% (1 Month LIBOR USD + 0.360%), 5/25/2036 (d)	3,707,788	860,974
GSAA Home Equity Trust, Series 2006-10, Class AF2, 5.825%, 6/25/2036 (g)	5,276,832	1,411,426
GSAA Home Equity Trust, Series 2006-16, Class A2, 4.846% (1 Month LIBOR USD + 0.340%), 10/27/2036 (d)	1,451,917	639,477
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (g)(k)	6,304,484	2,198,613
GSAA Home Equity Trust, Series 2006-18, Class AF5A, 6.502%, 11/25/2036 (o)	2,087,018	850,308
GSAA Home Equity Trust, Series 2006-20, Class 1A2, 4.866% (1 Month LIBOR USD + 0.360%), 1/25/2037 (d)(k)	10,428,036	4,189,797
GSAA Home Equity Trust, Series 2006-20, Class A4A, 4.966% (1 Month LIBOR USD + 0.460%), 1/25/2037 (d)	2,449,036	1,157,174
GSAA Home Equity Trust, Series 2007-1, Class 1A2, 4.846% (1 Month LIBOR USD + 0.340%), 2/25/2037 (d)	1,823,983	726,671
GSAA Home Equity Trust, Series 2007-2, Class AV1, 4.586% (1 Month LIBOR USD + 0.080%), 3/25/2037 (d)	3,404,199	720,032
GSAA Home Equity Trust, Series 2007-2, Class AF4A, 6.483%, 3/25/2037 (o)	2,100,357	921,880
GSAA Home Equity Trust, Series 2007-5, Class 2A1A, 4.746% (1 Month LIBOR USD + 0.240%), 5/25/2037 (d)(k)	2,166,863	1,850,702
GSAA Home Equity Trust, Series 2007-5, Class 1F4A, 6.032%, 5/25/2037 (k)(o)	4,677,934	2,562,895
GSAA Home Equity Trust, Series 2007-10, Class A2A, 6.500%, 11/25/2037	2,368,299	1,352,524
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B4, 4.639% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)(k)	5,709,149	4,039,320
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B3, 4.639% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)(k)	5,707,000	4,507,343
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B2, 4.639% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)	5,707,000	4,815,903
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B1, 4.639% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)	3,048,332	2,715,677
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 2.417%, 5/25/2035 (g)	617,818	549,697
GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.161%, 5/25/2035 (g)	990,715	894,281
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A6, 4.836% (1 Month LIBOR USD + 0.330%), 7/25/2035 (d)	1,840,014	1,554,512
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A1, 5.006% (1 Month LIBOR USD + 0.500%), 7/25/2035 (d)	555,280	438,804
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.570%, 10/25/2035 (g)	859,696	625,237
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036	902,388	505,440
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036	292,163	178,147
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.536%, 3/25/2037 (g)(k)	5,221,116	3,856,097
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A7, 6.000%, 3/25/2037 (k)	6,318,423	3,883,859

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3, 6.000%, 3/25/2037	$290,746	$172,522
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1, 4.806% (1 Month LIBOR USD + 0.300%), 4/25/2037 (d)	4,599,501	1,109,064
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (e)(g)(h)	1,633,439	12,543
HarborView Mortgage Loan Trust, Series 2004-9, Class 4A2, 5.250% (1 Month LIBOR USD + 0.780%), 12/19/2034 (d)(k)	2,245,787	1,674,353
HarborView Mortgage Loan Trust, Series 2004-11, Class X1, 0.330%, 1/19/2035 (e)(g)(h)	7,051,165	67,691
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 0.530%, 3/19/2035 (e)(g)(h)	5,852,284	211,788
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 0.028%, 6/19/2035 (e)(g)(h)	43,843,738	332,862
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 3.306%, 7/19/2035 (g)	818,693	585,627
HarborView Mortgage Loan Trust, Series 2005-8, Class 2XA1, 0.185%, 9/19/2035 (e)(g)(h)	22,769,902	1,230
HarborView Mortgage Loan Trust, Series 2005-8, Class 2A2A, 3.927% (12 Month US Treasury Average + 1.500%), 9/19/2035 (d)	1,156,791	973,250
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 0.082%, 10/19/2035 (e)(g)(h)	8,543,612	49,929
HarborView Mortgage Loan Trust, Series 2005-10, Class X, 0.079%, 11/19/2035 (e)(g)(h)	30,553,606	275
HarborView Mortgage Loan Trust, Series 2005-13, Class X, 0.776%, 2/19/2036 (e)(g)(h)	14,460,623	163,579
HarborView Mortgage Loan Trust, Series 2006-9, Class 2A1A, 4.890% (1 Month LIBOR USD + 0.420%), 11/19/2036 (d)	661,128	537,638
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 4.770% (1 Month LIBOR USD + 0.300%), 2/19/2037 (d)(k)	15,857,729	12,466,015
HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, 4.660% (1 Month LIBOR USD + 0.190%), 8/19/2037 (d)	1,596,252	1,435,631
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A, 4.670% (1 Month LIBOR USD + 0.200%), 8/19/2037 (d)(k)	12,566,705	9,354,228
HarborView Mortgage Loan Trust, Series 2007-7, Class 1A1, 5.506% (1 Month LIBOR USD + 2.000%), 10/25/2037 (d)(k)	14,245,247	10,704,591
HarborView Mortgage Loan Trust, Series 2005-11, Class X, 0.307%, 8/19/2045 (e)(g)(h)	9,026,552	38,643
HarborView Mortgage Loan Trust, Series 2005-15, Class 3A11, 4.427% (12 Month US Treasury Average + 2.000%), 10/20/2045 (d)(k)	2,963,839	2,551,827
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11, 5.026% (1 Month LIBOR USD + 0.540%), 10/20/2045 (d)(k)	2,578,581	1,955,230
HarborView Mortgage Loan Trust, Series 2006-4, Class 1A2A, 4.850% (1 Month LIBOR USD + 0.380%), 5/19/2046 (d)(k)	4,860,831	2,658,165
Home RE Ltd., Series 2019-1, Class M2, 7.756% (1 Month LIBOR USD + 3.250%), 5/25/2029 (a)(d)	20,083,000	20,328,193
Home RE Ltd., Series 2021-1, Class M1C, 6.806% (1 Month LIBOR USD + 2.300%), 7/25/2033 (a)(d)	9,182,587	8,923,757
Home RE Ltd., Series 2021-1, Class B1, 8.156% (1 Month LIBOR USD + 3.650%), 7/25/2033 (a)(d)	3,083,042	2,881,220
Home RE Ltd., Series 2021-2, Class M2, 7.560% (SOFR30A + 3.250%), 1/25/2034 (a)(d)	8,250,000	7,745,513
Home RE Ltd., Series 2022-1, Class M2, 11.060% (SOFR30A + 6.750%), 10/25/2034 (a)(d)	500,000	487,213
Home RE Ltd., Series 2022-1, Class B1, 13.310% (SOFR30A + 9.000%), 10/25/2034 (a)(d)	500,000	474,530
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 5.006% (1 Month LIBOR USD + 0.500%), 3/25/2035 (d)(k)	3,970,195	2,933,184
HomeBanc Mortgage Trust, Series 2005-1, Class A2, 5.126% (1 Month LIBOR USD + 0.620%), 3/25/2035 (d)	631,292	466,798
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 5.026% (1 Month LIBOR USD + 0.520%), 1/25/2036 (d)	1,474,429	1,248,847
HomeBanc Mortgage Trust, Series 2006-1, Class 3A2, 2.842%, 4/25/2037 (g)(k)	3,613,021	3,354,690

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
HSI Asset Loan Obligation Trust, Series 2007-AR1, Class 2A1, 4.083%, 1/25/2037 (g)	$418,988	$298,118
IMPAC CMB Trust, Series 2005-6, Class 1A1, 5.006% (1 Month LIBOR USD + 0.500%), 10/25/2035 (d)(k)	16,659,664	14,274,216
IMPAC CMB Trust, Series 2005-7, Class A2, 4.786% (1 Month LIBOR USD + 0.280%), 11/25/2035 (d)	1,372,287	1,083,336
IMPAC CMB Trust, Series 2005-7, Class A1, 5.026% (1 Month LIBOR USD + 0.520%), 11/25/2035 (d)(k)	12,322,579	10,429,005
IMPAC CMB Trust, Series 2005-8, Class 1M1, 5.136% (1 Month LIBOR USD + 0.630%), 2/25/2036 (d)	1,437,782	1,201,714
IMPAC Secured Assets Trust, Series 2005-2, Class A2D, 5.366% (1 Month LIBOR USD + 0.860%), 3/25/2036 (d)	541,640	437,123
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2B, 4.846% (1 Month LIBOR USD + 0.340%), 8/25/2036 (d)(k)	4,198,956	3,415,637
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C, 5.066% (1 Month LIBOR USD + 0.560%), 8/25/2036 (d)(k)	4,098,211	2,680,169
IMPAC Secured Assets Trust, Series 2006-4, Class A1, 4.886% (1 Month LIBOR USD + 0.380%), 1/25/2037 (d)(k)	6,247,752	4,972,448
IMPAC Secured Assets Trust, Series 2006-4, Class A2C, 5.026% (1 Month LIBOR USD + 0.520%), 1/25/2037 (d)(k)	18,751,333	15,045,601
IMPAC Secured Assets Trust, Series 2007-1, Class A3, 4.986% (1 Month LIBOR USD + 0.480%), 3/25/2037 (d)(k)	4,179,951	3,015,956
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1C, 5.266% (1 Month LIBOR USD + 0.760%), 5/25/2037 (d)(k)	12,105,837	9,156,141
IndyMac Index Mortgage Loan Trust, Series 2004-AR2, Class AX2, 3.525%, 6/25/2034 (e)(g)(h)(k)	6,764,557	6,278,706
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class AX2, 0.543%, 12/25/2034 (e)(g)(h)	2,023,433	1,858
IndyMac Index Mortgage Loan Trust, Series 2004-AR14, Class 1A1B, 5.366% (1 Month LIBOR USD + 0.860%), 1/25/2035 (d)	861	1,528
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class AX2, 0.648%, 2/25/2035 (e)(g)(h)	11,035,242	6,158
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2, 0.733%, 3/25/2035 (e)(g)(h)	13,660,444	237,419
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 4.986% (1 Month LIBOR USD + 0.480%), 4/25/2035 (d)(k)	2,115,576	1,812,363
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class AX2, 0.036%, 5/25/2035 (e)(g)(h)	18,340,955	154,247
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class 2A1, 2.803%, 5/25/2035 (g)	998,680	886,252
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class 2A1A, 4.966% (1 Month LIBOR USD + 0.460%), 5/25/2035 (d)(k)	2,302,821	2,049,699
IndyMac Index Mortgage Loan Trust, Series 2005-AR10, Class AX, 0.897%, 6/25/2035 (e)(g)(h)	28,910,019	179,878
IndyMac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1, 3.645%, 6/25/2035 (g)	844,273	765,758
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2, 0.197%, 7/25/2035 (e)(g)(h)	45,058,645	86,107
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2X, 0.011%, 8/25/2035 (e)(g)(h)	21,455,410	253,152
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1, 3.325%, 8/25/2035 (g)	2,092,145	980,486
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1, 3.037%, 10/25/2035 (g)(k)	4,613,960	4,058,499

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 5A1, 3.144%, 9/25/2036 (g)(k)	$4,370,330	$3,726,305
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 2.826%, 3/25/2037 (g)	918,520	761,610
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1, 3.251%, 6/25/2037 (g)(k)	3,507,049	2,488,833
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A1, 3.431%, 6/25/2037 (g)	387,389	313,085
IndyMac Index Mortgage Loan Trust, Series 2007-AR13, Class 4A1, 3.064%, 7/25/2037 (g)(k)	3,407,495	2,580,663
IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class AX, 0.010%, 7/25/2045 (e)(g)(h)	13,798,488	29,888
JP Morgan Alternative Loan Trust, Series 2006-A4, Class A7, 3.509%, 9/25/2036 (g)(k)	8,602,182	7,208,904
JP Morgan Alternative Loan Trust, Series 2006-A7, Class 1A4, 4.966% (1 Month LIBOR USD + 0.460%), 12/25/2036 (d)	1,173,377	1,041,006
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 11A1, 4.866% (1 Month LIBOR USD + 0.360%), 6/25/2037 (d)(k)	22,714,539	12,239,502
JP Morgan Chase Bank, Series 2019-CL1, Class M2, 6.206% (1 Month LIBOR USD + 1.700%), 4/25/2047 (a)(c)(d)	4,055,497	3,768,015
JP Morgan Chase Bank, Series 2019-CL1, Class M4, 7.106% (1 Month LIBOR USD + 2.600%), 4/25/2047 (a)(c)(d)	1,501,471	1,362,207
JP Morgan Chase Bank, Series 2021-CL1, Class M5, 7.960% (SOFR30A + 3.650%), 3/27/2051 (a)(d)	451,265	384,684
JP Morgan Chase Bank, Series 2021-CL1, Class B, 11.210% (SOFR30A + 6.900%), 3/27/2051 (a)(d)	1,151,000	1,029,624
JP Morgan Chase Bank, Series 2020-CL1, Class M2, 7.006% (1 Month LIBOR USD + 2.500%), 10/25/2057 (a)(d)	3,663,928	3,634,206
JP Morgan Chase Bank, Series 2020-CL1, Class M4, 8.856% (1 Month LIBOR USD + 4.350%), 10/25/2057 (a)(d)	1,171,499	1,164,728
JP Morgan Chase Bank, Series 2020-CL1, Class M5, 10.106% (1 Month LIBOR USD + 5.600%), 10/25/2057 (a)(d)	2,250,047	2,231,403
JP Morgan Chase Bank, Series 2020-CL1, Class B, 14.506% (1 Month LIBOR USD + 10.000%), 10/25/2057 (a)(c)(d)	6,746,057	6,656,348
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 3.959%, 8/25/2035 (g)	4,911	4,007
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 3.652%, 10/25/2035 (g)(k)	6,042,148	4,970,978
JP Morgan Mortgage Trust, Series 2005-A8, Class 3A1, 3.927%, 11/25/2035 (g)	1,506,574	1,205,470
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	1,155,779	956,618
JP Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.599%, 10/25/2036 (g)	1,658,043	1,426,943
JP Morgan Mortgage Trust, Series 2006-A6, Class 3A2, 3.672%, 10/25/2036 (g)	516,940	373,330
JP Morgan Mortgage Trust, Series 2006-A6, Class 2A4L, 3.804%, 10/25/2036 (g)	550,977	432,761
JP Morgan Mortgage Trust, Series 2006-A7, Class 2A3, 3.849%, 1/25/2037 (g)	1,128,217	1,034,381
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A3, 3.169%, 6/25/2037 (g)	1,391,995	1,084,652
JP Morgan Mortgage Trust, Series 2018-1, Class B1, 3.614%, 6/25/2048 (a)(g)(k)	2,656,518	2,427,930
JP Morgan Mortgage Trust, Series 2019-1, Class B6, 3.421%, 5/25/2049 (a)(g)	3,491,723	2,601,124
JP Morgan Mortgage Trust, Series 2019-1, Class B5, 4.508%, 5/25/2049 (a)(g)	1,711,835	1,329,240
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B6, 4.321%, 6/25/2049 (a)(g)	2,823,096	2,044,763
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B5, 4.544%, 6/25/2049 (a)(g)	2,000,096	1,562,553
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B4, 4.544%, 6/25/2049 (a)(g)	5,415,084	4,784,405
JP Morgan Mortgage Trust, Series 2019-6, Class B5, 4.236%, 12/25/2049 (a)(g)	1,879,931	1,325,730
JP Morgan Mortgage Trust, Series 2019-7, Class AX1, 0.028%, 2/25/2050 (a)(e)(g)(h)	23,849,243	9,659
JP Morgan Mortgage Trust, Series 2019-7, Class B6, 3.768%, 2/25/2050 (a)(g)	1,370,924	754,909
JP Morgan Mortgage Trust, Series 2019-7, Class B5, 4.028%, 2/25/2050 (a)(g)	1,199,000	835,033
JP Morgan Mortgage Trust, Series 2019-7, Class B4, 4.028%, 2/25/2050 (a)(g)	2,955,329	2,263,740
JP Morgan Mortgage Trust, Series 2019-8, Class AX1, 0.167%, 3/25/2050 (a)(g)(h)	55,860,317	273,827

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2019-8, Class B6, 3.997%, 3/25/2050 (a)(g)	$2,555,114	$1,552,738
JP Morgan Mortgage Trust, Series 2019-8, Class B5, 4.167%, 3/25/2050 (a)(g)	1,834,999	1,310,378
JP Morgan Mortgage Trust, Series 2019-LTV3, Class B5, 4.380%, 3/25/2050 (a)(g)	1,818,801	1,583,473
JP Morgan Mortgage Trust, Series 2019-9, Class B5, 3.811%, 5/25/2050 (a)(g)	2,562,081	2,010,406
JP Morgan Mortgage Trust, Series 2019-9, Class B6, 3.811%, 5/25/2050 (a)(g)	4,917,839	2,878,165
JP Morgan Mortgage Trust, Series 2019-9, Class B4, 3.811%, 5/25/2050 (a)(g)	2,881,871	2,337,800
JP Morgan Mortgage Trust, Series 2020-1, Class B6, 3.516%, 6/25/2050 (a)(g)	3,545,901	2,215,993
JP Morgan Mortgage Trust, Series 2020-1, Class B4, 3.841%, 6/25/2050 (a)(g)	3,949,734	3,049,017
JP Morgan Mortgage Trust, Series 2020-1, Class B5, 3.841%, 6/25/2050 (a)(g)	2,189,543	1,642,772
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B6, 4.061%, 6/25/2050 (a)(g)	9,374,522	7,524,750
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B5, 4.278%, 6/25/2050 (a)(g)	2,859,640	2,517,227
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.824%, 7/25/2050 (a)(g)	294,019	234,151
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.847%, 8/25/2050 (a)(g)	211,110	167,234
JP Morgan Mortgage Trust, Series 2020-3, Class B5, 3.847%, 8/25/2050 (a)(g)	1,675,737	1,321,402
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B5, 4.029%, 11/25/2050 (a)(g)	3,112,763	2,675,654
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B4, 4.029%, 11/25/2050 (a)(g)	7,587,480	6,281,053
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B6, 4.029%, 11/25/2050 (a)(g)	8,560,711	6,146,368
JP Morgan Mortgage Trust, Series 2020-5, Class B5, 3.582%, 12/25/2050 (a)(g)	1,771,726	1,359,810
JP Morgan Mortgage Trust, Series 2020-5, Class B6, 3.582%, 12/25/2050 (a)(g)	4,062,829	2,504,141
JP Morgan Mortgage Trust, Series 2020-5, Class B4, 3.582%, 12/25/2050 (a)(g)	3,545,342	2,772,323
JP Morgan Mortgage Trust, Series 2020-9, Class B6, 2.837%, 5/25/2051 (a)(g)	1,075,745	458,578
JP Morgan Mortgage Trust, Series 2021-3, Class B6, 2.944%, 7/25/2051 (a)(g)	3,146,493	822,132
JP Morgan Mortgage Trust, Series 2021-3, Class B5, 2.967%, 7/25/2051 (a)(g)	2,531,771	993,181
JP Morgan Mortgage Trust, Series 2021-3, Class B4, 2.967%, 7/25/2051 (a)(g)	2,102,317	1,365,680
JP Morgan Mortgage Trust, Series 2021-6, Class B6, 2.785%, 10/25/2051 (a)(g)	4,624,991	1,069,219
JP Morgan Mortgage Trust, Series 2021-6, Class B4, 2.863%, 10/25/2051 (a)(g)	3,752,990	2,381,366
JP Morgan Mortgage Trust, Series 2021-6, Class B5, 2.863%, 10/25/2051 (a)(g)	3,002,584	1,653,826
JP Morgan Mortgage Trust, Series 2021-7, Class B6, 2.801%, 11/25/2051 (a)(g)	2,822,635	643,603
JP Morgan Mortgage Trust, Series 2021-7, Class B5, 2.803%, 11/25/2051 (a)(g)	1,840,012	736,347
JP Morgan Mortgage Trust, Series 2021-7, Class B4, 2.803%, 11/25/2051 (a)(g)	1,840,012	1,167,841
JP Morgan Mortgage Trust, Series 2021-10, Class B5, 2.827%, 12/25/2051 (a)(g)	2,450,689	1,226,911
JP Morgan Mortgage Trust, Series 2021-10, Class B6, 2.827%, 12/25/2051 (a)(g)	3,977,976	1,038,228
JP Morgan Mortgage Trust, Series 2021-8, Class B4, 2.849%, 12/25/2051 (a)(g)	3,137,145	1,995,914
JP Morgan Mortgage Trust, Series 2021-8, Class B6, 2.849%, 12/25/2051 (a)(g)	3,172,877	733,839
JP Morgan Mortgage Trust, Series 2021-8, Class B5, 2.849%, 12/25/2051 (a)(g)	2,240,405	1,007,136
JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A, 2.500%, 4/25/2052 (a)(g)	1,277,890	1,051,706
JP Morgan Mortgage Trust, Series 2021-15, Class B6, 3.054%, 6/25/2052 (a)(g)	8,349,373	2,596,805
JP Morgan Mortgage Trust, Series 2021-15, Class B3, 3.129%, 6/25/2052 (a)(c)(g)	8,969,948	6,543,165
JP Morgan Mortgage Trust, Series 2021-15, Class B4, 3.129%, 6/25/2052 (a)(g)	5,218,541	3,258,196
JP Morgan Mortgage Trust, Series 2021-15, Class B5, 3.129%, 6/25/2052 (a)(g)	4,173,660	2,288,781
JP Morgan Mortgage Trust, Series 2022-1, Class B6, 2.329%, 7/25/2052 (a)(g)	6,033,683	1,454,480
JP Morgan Mortgage Trust, Series 2022-1, Class B5, 3.095%, 7/25/2052 (a)(g)	6,898,149	3,914,720
JP Morgan Mortgage Trust, Series 2022-1, Class B4, 3.095%, 7/25/2052 (a)(c)(g)	14,180,973	9,473,315
Lake Summit Mortgage Trust, 8.882%, 8/15/2049 (e)(g)	4,112,464	4,101,710
Lake Summit Mortgage Trust, 6.680%, 8/28/2049 (g)	147,021,684	143,556,089
Lake Summit Mortgage Trust, 7.850%, 6/25/2051 (g)	1,480,000	1,401,233
Legacy Mortgage Asset Trust, Series 2020-GS3, Class A1, 3.250%, 5/25/2060 (a)(o)	4,816,084	4,808,812
Lehman Mortgage Trust, Series 2007-5, Class PO1, 0.000%, 6/25/2037 (f)	17,667	12,753
Lehman Mortgage Trust, Series 2007-9, Class AP, 0.000%, 10/25/2037 (f)	14,907	11,129

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Lehman XS Trust, Series 2005-3, Class 3A3A, 4.945%, 9/25/2035 (o)	$1,115,247	$1,032,147
Lehman XS Trust, Series 2007-9, Class WFIO, 0.550%, 4/25/2037 (e)(h)	18,143,423	51,074
Lehman XS Trust, Series 2006-10N, Class 1A3A, 4.926% (1 Month LIBOR USD + 0.420%), 7/25/2046 (d)(k)	1,412,150	1,305,729
Lehman XS Trust, Series 2006-GP4, Class 3A4, 5.206% (1 Month LIBOR USD + 0.700%), 8/25/2046 (d)(k)	3,501,621	2,180,274
Luminent Mortgage Trust, Series 2006-1, Class X, 0.021%, 4/25/2036 (e)(g)(h)	26,557,428	310,244
Luminent Mortgage Trust, Series 2006-1, Class A1, 5.226% (1 Month LIBOR USD + 0.720%), 4/25/2036 (d)(k)	3,780,101	3,294,596
Luminent Mortgage Trust, Series 2006-3, Class 12X, 1.000%, 5/25/2036 (e)(h)	8,415,365	194,530
Luminent Mortgage Trust, Series 2006-5, Class X, 0.773%, 7/25/2036 (e)(g)(h)	27,783,491	45,537
Luminent Mortgage Trust, Series 2006-2, Class X, 0.057%, 2/25/2046 (e)(g)(h)	31,532,772	114,811
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 3.832%, 12/25/2034 (g)	5,432	4,431
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.726%, 3/25/2035 (g)	14,651	12,635
MASTR Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1, 3.595%, 9/25/2035 (g)	1,372,612	1,275,519
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 3.703%, 1/25/2036 (g)	708,009	653,947
MASTR Alternative Loan Trust, Series 2007-1, Class 15PO, 0.000%, 10/1/2033 (e)(f)	2,913	928
MASTR Alternative Loan Trust, Series 2004-6, Class 30PO, 0.000%, 7/25/2034 (f)	79,672	70,676
MASTR Alternative Loan Trust, Series 2006-1, Class A2, 5.206% (1 Month LIBOR USD + 0.700%), 2/25/2036 (d)	2,008,892	558,751
MASTR Alternative Loan Trust, Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047 (k)	9,655,770	4,982,763
MASTR Asset Securitization Trust, Series 2005-2, Class PO, 0.000%, 11/25/2035 (f)	11,396	7,883
MASTR Asset Securitization Trust, Series 2007-1, Class AP, 0.000%, 11/25/2037 (e)(f)	403	320
MASTR Resecuritization Trust, Series 2008-4, Class A1, 6.000%, 6/27/2036 (a)(g)	1,459,949	1,265,440
Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class B4, 3.741%, 3/25/2048 (a)(g)	1,799,000	1,548,540
Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class B5, 3.741%, 3/25/2048 (a)(g)	1,499,000	1,183,186
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B6, 2.647%, 4/25/2051 (a)(g)	1,514,186	331,681
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B4, 2.647%, 4/25/2051 (a)(g)	1,098,148	670,225
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B5, 2.647%, 4/25/2051 (a)(g)	548,596	250,891
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B4, 2.673%, 6/25/2051 (a)(g)	1,678,280	1,009,950
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B6, 2.673%, 6/25/2051 (a)(g)	1,209,493	266,549
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B5, 2.673%, 6/25/2051 (a)(g)	349,000	102,838
Mello Mortgage Capital Acceptance, Series 2021-MTG3, Class B6, 2.900%, 7/25/2051 (a)(g)	1,137,709	266,626
Mello Mortgage Capital Acceptance, Series 2021-MTG3, Class B5, 2.900%, 7/25/2051 (a)(g)	488,000	152,754
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B6, 2.742%, 12/26/2051 (a)(g)	3,959,186	1,422,164
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B1, 3.214%, 12/26/2051 (a)(g)(k)	5,674,285	4,550,471
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B2, 3.214%, 12/26/2051 (a)(c)(g)	9,113,601	7,036,858
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B4, 3.214%, 12/26/2051 (a)(g)	3,095,775	1,928,454
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B5, 3.214%, 12/26/2051 (a)(g)	1,203,370	680,668
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B3, 3.214%, 12/26/2051 (a)(g)(k)	2,750,281	2,003,641
Mello Warehouse Securitization Trust, Series 2021-3, Class F, 9.656% (1 Month LIBOR USD + 5.150%), 11/26/2055 (a)(d)	18,750,000	17,069,831
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 1A1, 3.259%, 4/25/2037 (g)	1,600,894	1,410,321
Merrill Lynch Mortgage Investors Trust, Series 2003-B, Class A1, 5.186% (1 Month LIBOR USD + 0.680%), 4/25/2028 (d)	974,561	796,846

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A1, 4.966% (1 Month LIBOR USD + 0.460%), 4/25/2029 (d)	$673,008	$520,000
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 3.322%, 5/25/2036 (g)	469,882	396,400
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A1, 4.756% (1 Month LIBOR USD + 0.250%), 3/25/2037 (d)(k)	24,016,231	20,448,548
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2B, 4.806% (1 Month LIBOR USD + 0.300%), 9/25/2037 (d)(k)	5,472,695	3,392,961
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1, 4.826% (1 Month LIBOR USD + 0.320%), 9/25/2037 (d)(k)	5,006,497	3,106,742
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2C, 4.966% (1 Month LIBOR USD + 0.460%), 9/25/2037 (d)(k)	10,048,857	5,249,724
MFA Trust, Series 2021-AEI2, Class B6, 2.941%, 10/25/2051 (a)(g)	4,104,268	1,407,538
MFA Trust, Series 2021-AEI2, Class B5, 3.289%, 10/25/2051 (a)(g)	2,050,667	1,166,226
MFA Trust, Series 2021-AEI2, Class B4, 3.289%, 10/25/2051 (a)(g)	2,841,191	1,776,554
MFA Trust, Series 2021-AEI2, Class B2, 3.289%, 10/25/2051 (a)(g)(k)	5,895,667	4,582,778
MFA Trust, Series 2021-AEI2, Class B1, 3.289%, 10/25/2051 (a)(g)(k)	3,213,950	2,591,668
MFA Trust, Series 2021-RPL1, Class A2, 2.072%, 7/25/2060 (a)(g)	4,106,000	3,291,513
MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/2060 (a)(g)	4,500,000	3,382,925
Morgan Stanley ABS Capital Inc. Trust, Series 2007-HE6, Class A1, 4.566% (1 Month LIBOR USD + 0.060%), 5/25/2037 (d)(k)	4,866,369	4,416,468
Morgan Stanley ABS Capital Inc. Trust, Series 2007-HE6, Class A3, 4.686% (1 Month LIBOR USD + 0.180%), 5/25/2037 (d)(k)	14,133,738	12,741,112
Morgan Stanley ABS Capital Inc. Trust, Series 2007-HE6, Class A4, 4.756% (1 Month LIBOR USD + 0.250%), 5/25/2037 (d)(k)	2,035,258	1,807,904
Morgan Stanley Mortgage Loan Trust, Series 2005-1, Class 4A1, 4.806% (1 Month LIBOR USD + 0.300%), 3/25/2035 (d)	723,803	624,902
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 3.205%, 7/25/2035 (g)(k)	7,522,461	4,599,217
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A, 3.562%, 7/25/2035 (g)	746,954	661,515
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 5A1, 3.755%, 11/25/2035 (g)	2,138,258	1,255,023
Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 4.796% (1 Month LIBOR USD + 0.290%), 12/25/2035 (d)	1,617,128	1,108,512
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX, 0.073%, 3/25/2036 (e)(g)(h)	14,973,257	1,266,663
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 3.772%, 3/25/2036 (g)(k)	5,672,045	4,212,792
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 3.772%, 3/25/2036 (g)(k)	2,882,946	2,133,472
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A1, 4.756% (1 Month LIBOR USD + 0.250%), 3/25/2036 (d)	1,992,550	1,295,923
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3, 4.766% (1 Month LIBOR USD + 0.260%), 3/25/2036 (d)	1,203,968	782,260
Morgan Stanley Mortgage Loan Trust, Series 2006-5AR, Class AX, 0.406%, 4/25/2036 (e)(g)(h)	16,106,778	339,772
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 4A2, 5.256% (1 Month LIBOR USD + 0.750%), 6/25/2036 (d)	3,503,449	1,222,844
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A1, 4.846% (1 Month LIBOR USD + 0.340%), 8/25/2036 (d)	1,947,981	664,384
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 2A3, 6.000%, 8/25/2036	2,315,553	1,300,810
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A6, 6.731%, 8/25/2036 (o)	2,666,433	930,945
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A3, 6.924%, 8/25/2036 (o)	3,322,752	1,157,158

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A5, 5.036% (1 Month LIBOR USD + 0.530%), 4/25/2037 (d)(k)	$17,107,262	$6,042,371
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A9, 5.046% (1 Month LIBOR USD + 0.540%), 4/25/2037 (d)(k)	17,107,262	5,960,666
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A2, 6.000%, 4/25/2037 (g)(k)	17,592,403	6,975,669
Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22, 6.000%, 8/25/2037	2,564,515	1,518,752
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 2.995%, 11/25/2037 (g)(k)	5,489,732	4,368,317
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 6.358%, 1/25/2047 (o)	1,517,061	878,103
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 6.463%, 1/25/2047 (k)(o)	5,734,070	2,859,380
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A5S, 6.500%, 2/25/2047 (o)	2,572,046	1,163,023
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 3.484%, 8/27/2047 (a)(g)	1,010,309	697,715
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B6, 2.952%, 3/25/2051 (a)(g)	1,124,310	267,804
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B4, 2.952%, 3/25/2051 (a)(g)	810,060	387,166
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B5, 2.952%, 3/25/2051 (a)(g)	988,000	314,624
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B6, 2.797%, 6/25/2051 (a)(g)	938,058	211,943
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B5, 2.823%, 6/25/2051 (a)(g)	781,000	236,286
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B4, 2.823%, 6/25/2051 (a)(g)	1,093,000	444,967
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B6, 2.928%, 7/25/2051 (a)(g)	827,000	195,155
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B4, 2.932%, 7/25/2051 (a)(g)	1,240,000	522,865
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B5, 2.932%, 7/25/2051 (a)(g)	690,000	216,540
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B1, 2.932%, 7/25/2051 (a)(c)(g)	7,552,550	6,159,452
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B2, 2.932%, 7/25/2051 (a)(g)(k)	3,578,232	2,699,300
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B3, 2.932%, 7/25/2051 (a)(g)	2,119,829	1,436,209
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B6, 2.988%, 8/25/2051 (a)(g)	1,196,715	287,055
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B5, 2.988%, 8/25/2051 (a)(g)	956,000	305,445
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B3, 2.997%, 8/25/2051 (a)(g)	4,396,091	3,163,611
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B2, 2.997%, 8/25/2051 (a)(g)(k)	6,247,789	4,756,998
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B1, 2.997%, 8/25/2051 (a)(c)(g)	12,957,051	10,569,196
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B4, 2.997%, 8/25/2051 (a)(g)	2,082,919	1,054,807
Mortgage Insurance-Linked Notes, Series 2020-1, Class M2A, 6.506% (1 Month LIBOR USD + 2.000%), 1/25/2030 (a)(d)	11,731,174	11,279,336

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Mortgage Insurance-Linked Notes, Series 2021-2, Class M1B, 8.010% (SOFR30A + 3.700%), 11/25/2031 (a)(d)	$850,541	$805,369
Mortgage Insurance-Linked Notes, Series 2021-1, Class M2, 7.460% (SOFR30A + 3.150%), 12/27/2033 (a)(d)	3,250,000	3,009,035
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 1X, 0.342%, 4/25/2036 (e)(g)(h)	8,771,109	84,159
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E2, 4.000%, 9/4/2039 (a)	2,554,000	2,212,129
New Residential Mortgage Loan Trust, Series 2019-1A, Class B6B, 3.174%, 9/25/2057 (a)(g)	5,949,139	5,177,066
New Residential Mortgage Loan Trust, Series 2019-6A, Class B5IA, 1.750%, 9/25/2059 (a)(g)(h)	15,155,010	1,566,770
New Residential Mortgage Loan Trust, Series 2019-6A, Class B6, 4.441%, 9/25/2059 (a)(c)(g)	20,373,248	12,299,350
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AP1, Class A3, 5.654%, 1/25/2036 (g)	3,403,219	1,358,218
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A1A, 4.826% (1 Month LIBOR USD + 0.320%), 10/27/2036 (d)	777,738	646,833
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3, 4.846% (1 Month LIBOR USD + 0.340%), 12/26/2036 (d)	115,514	84,431
Nomura Resecuritization Trust, Series 2014-6R, Class 3A2, 4.909% (1 Month LIBOR USD + 0.260%), 1/26/2036 (a)(d)	1,994,703	1,336,365
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1, 4.623% (1 Month LIBOR USD + 0.150%), 11/26/2036 (a)(d)	779,981	784,582
Nomura Resecuritization Trust, Series 2014-3R, Class 4A15, 2.074% (1 Month LIBOR USD + 0.160%), 3/26/2037 (a)(d)(k)	4,229,388	3,252,987
Oaktown Re Ltd., Series 2019-1A, Class B1B, 8.856% (1 Month LIBOR USD + 4.350%), 7/25/2029 (a)(d)	1,620,000	1,574,998
OBX Trust, Series 2021-INV3, Class A3, 2.500%, 10/25/2051 (a)(g)	1,340,791	1,105,076
Oceanview Mortgage Trust, Series 2021-5, Class B4, 2.976%, 10/25/2051 (a)(g)	1,715,000	623,372
Oceanview Mortgage Trust, Series 2021-5, Class B5, 2.976%, 10/25/2051 (a)(g)	734,000	237,295
PFCA Home Equity Investment Trust, Series 2003-GP1, Class A, 3.441%, 10/25/2033 (a)(g)(k)	3,666,990	3,487,619
PFCA Home Equity Investment Trust, Series 2003-IFC4, Class A, 4.474%, 10/22/2034 (a)(g)(k)	2,387,417	2,289,617
PHH Alternative Mortgage Trust, Series 2007-1, Class 21PO, 0.000%, 2/25/2037 (f)	13,078	9,780
PHH Alternative Mortgage Trust, Series 2007-1, Class 1A1, 4.826% (1 Month LIBOR USD + 0.320%), 2/25/2037 (d)(k)	4,137,844	3,123,332
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A5, 5.056% (1 Month LIBOR USD + 0.550%), 5/25/2037 (d)	1,642,340	1,150,948
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A2, 6.000%, 5/25/2037	1,265,003	1,056,655
PHH Alternative Mortgage Trust, Series 2007-2, Class 1A3, 5.166% (1 Month LIBOR USD + 0.660%), 5/26/2037 (d)	910,304	712,356
PRET LLC, Series 2022-NPL3, Class A2, 7.870%, 6/25/2052 (a)(o)	1,000,000	973,239
Prime Mortgage Trust, Series 2007-2, Class A2, 6.000%, 4/25/2037 (k)	2,788,076	2,222,707
PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026 (a)(o)	616,370	579,308
PRPM LLC, Series 2021-RPL1, Class M1, 2.680%, 7/25/2051 (a)(g)	6,167,000	5,220,705
Radnor RE Ltd., Series 2021-2, Class M2, 9.310% (SOFR30A + 5.000%), 11/25/2031 (a)(d)	3,214,672	3,024,071
Radnor RE Ltd., Series 2022-1, Class M1B, 11.060% (SOFR30A + 6.750%), 9/27/2032 (a)(d)	1,000,000	1,006,778
RAMP Trust, Series 2006-RS2, Class A3A, 5.106% (1 Month LIBOR USD + 0.300%), 3/25/2036 (d)	605,018	577,357
Rate Mortgage Trust, Series 2021-J1, Class B6, 2.717%, 7/25/2051 (a)(g)	737,919	162,519
Rate Mortgage Trust, Series 2021-J1, Class B5, 2.717%, 7/25/2051 (a)(g)	922,000	272,469

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Rate Mortgage Trust, Series 2021-J1, Class B4, 2.717%, 7/25/2051 (a)(g)	$1,291,000	$514,662
Rate Mortgage Trust, Series 2021-HB1, Class B5, 2.706%, 12/25/2051 (a)(g)	575,000	169,725
Rate Mortgage Trust, Series 2021-HB1, Class B4, 2.706%, 12/25/2051 (a)(g)	2,605,831	1,414,742
Rate Mortgage Trust, Series 2021-HB1, Class B6, 2.706%, 12/25/2051 (a)(g)	1,340,138	294,761
Rate Mortgage Trust, Series 2022-J1, Class B6, 2.750%, 1/25/2052 (a)(g)	1,112,723	230,053
Rate Mortgage Trust, Series 2022-J1, Class B5, 2.750%, 1/25/2052 (a)(g)	632,000	219,128
Rate Mortgage Trust, Series 2022-J1, Class B4, 2.750%, 1/25/2052 (a)(g)	3,699,017	2,032,473
RBSSP Resecuritization Trust, Series 2009-3, Class 3A3, 5.750%, 9/26/2035 (a)(g)	1,583,493	1,395,441
RBSSP Resecuritization Trust, Series 2009-12, Class 19A2, 3.718%, 12/27/2035 (a)(g)(k)	7,651,231	6,835,204
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class A1, 5.500%, 6/25/2035	1,435,525	1,294,292
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 4.376%, 7/25/2035 (g)	482,022	362,407
Residential Accredit Loans, Inc. Trust, Series 2005-QS11, Class A2, 5.006% (1 Month LIBOR USD + 0.500%), 7/25/2035 (d)	224,583	129,841
Residential Accredit Loans, Inc. Trust, Series 2005-QS10, Class 3A3, 5.500%, 8/25/2035	786,732	660,669
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class AP, 0.000%, 9/25/2035 (f)	215,226	115,199
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A6, 5.500%, 9/25/2035	453,007	409,122
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 2A4, 5.750%, 9/25/2035 (k)	1,868,992	1,722,489
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035 (k)	6,278,789	2,828,167
Residential Accredit Loans, Inc. Trust, Series 2005-QS15, Class 3A, 6.000%, 10/25/2035 (k)	5,366,830	5,045,770
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1, 5.206% (1 Month LIBOR USD + 0.700%), 11/25/2035 (d)	395,216	261,374
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class AP, 0.000%, 12/25/2035 (f)	351,424	214,863
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 4.580%, 12/25/2035 (g)(k)	3,880,028	3,528,156
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A1, 6.000%, 12/25/2035 (k)	2,052,460	1,892,889
Residential Accredit Loans, Inc. Trust, Series 2006-QS1, Class A5, 5.416% (1 Month LIBOR USD + 0.910%), 1/25/2036 (d)(k)	3,736,096	2,560,776
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A9, 5.500%, 2/25/2036 (k)	2,896,544	2,451,461
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5, 5.506% (1 Month LIBOR USD + 1.000%), 2/25/2036 (d)	711,795	454,029
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 2AP, 0.000%, 3/25/2036 (f)	527,578	292,600
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8, 4.906% (1 Month LIBOR USD + 0.400%), 3/25/2036 (d)	1,520,842	946,277
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1, 5.206% (1 Month LIBOR USD + 0.700%), 3/25/2036 (d)(k)	2,818,915	1,807,857
Residential Accredit Loans, Inc. Trust, Series 2006-QA3, Class A2, 5.106% (1 Month LIBOR USD + 0.600%), 4/25/2036 (d)(k)	18,965,619	13,978,003
Residential Accredit Loans, Inc. Trust, Series 2006-QS4, Class A2, 6.000%, 4/25/2036	1,213,743	967,960
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class AP, 0.000%, 5/25/2036 (f)	30,965	18,898
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A9, 6.000%, 5/25/2036	1,253,267	1,099,071
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	877,189	769,241
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1AP, 0.000%, 7/25/2036 (f)	36,846	22,334
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 2AP, 0.000%, 7/25/2036 (e)(f)	14,951	4,261
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A1, 4.866% (1 Month LIBOR USD + 0.360%), 7/25/2036 (d)	112,655	58,988
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A2, 4.866% (1 Month LIBOR USD + 0.360%), 7/25/2036 (d)(k)	6,091,242	2,818,978
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A3, 4.886% (1 Month LIBOR USD + 0.380%), 7/25/2036 (d)	1,498,283	1,425,934

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A1, 4.886% (1 Month LIBOR USD + 0.380%), 7/25/2036 (d)	$677,277	$541,038
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A3, 4.946% (1 Month LIBOR USD + 0.440%), 7/25/2036 (d)	587,820	270,750
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8, 5.156% (1 Month LIBOR USD + 0.650%), 7/25/2036 (d)	1,040,421	620,627
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A10, 6.500%, 7/25/2036	1,496,325	1,339,027
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 2A1, 4.876% (1 Month LIBOR USD + 0.370%), 8/25/2036 (d)(k)	5,279,621	4,292,416
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A4, 5.750%, 8/25/2036	1,335,383	1,169,850
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%, 8/25/2036	191,437	164,073
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%, 8/25/2036	249,884	214,401
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A2, 6.000%, 8/25/2036 (k)	2,360,203	2,146,919
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%, 8/25/2036 (k)	2,351,469	2,093,177
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A1, 6.500%, 8/25/2036 (k)	3,347,897	3,026,723
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class AP, 0.000%, 9/25/2036 (f)	83,381	51,729
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A2, 4.866% (1 Month LIBOR USD + 0.360%), 9/25/2036 (d)	385,707	334,266
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A7, 5.156% (1 Month LIBOR USD + 0.650%), 9/25/2036 (d)(k)	2,873,918	1,966,763
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A18, 5.750%, 9/25/2036	293,384	254,977
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A4, 6.000%, 9/25/2036 (k)	2,963,101	2,604,551
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class AP, 0.000%, 10/25/2036 (f)	123,744	63,866
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A5, 6.500%, 10/25/2036	1,100,713	1,004,353
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class AP, 0.000%, 11/25/2036 (f)	105,021	51,830
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15, 4.806% (1 Month LIBOR USD + 0.300%), 11/25/2036 (d)	1,644,523	916,851
Residential Accredit Loans, Inc. Trust, Series 2006-QA9, Class A1, 4.866% (1 Month LIBOR USD + 0.360%), 11/25/2036 (d)	1,551,598	851,880
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A3, 6.000% (1 Month LIBOR USD + 0.550%), 11/25/2036 (d)(k)	7,059,321	5,519,154
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A1, 6.500%, 11/25/2036	848,634	735,866
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%, 11/25/2036	863,299	747,891
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A25, 6.500%, 11/25/2036 (k)	5,611,171	5,040,476
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A2, 4.866% (1 Month LIBOR USD + 0.360%), 12/25/2036 (d)	423,634	346,405
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A1, 4.876% (1 Month LIBOR USD + 0.370%), 12/25/2036 (d)(k)	5,712,543	4,638,048
Residential Accredit Loans, Inc. Trust, Series 2006-QS18, Class 2A1, 4.956% (1 Month LIBOR USD + 0.450%), 12/25/2036 (d)(k)	4,931,504	3,427,326
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A6, 6.250%, 12/25/2036 (k)	4,477,057	3,945,084
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1AP, 0.000%, 1/25/2037 (f)	29,609	16,152
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2AP, 0.000%, 1/25/2037 (f)	821,383	435,124
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10, 6.000%, 1/25/2037	1,608,862	1,424,459
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%, 2/25/2037 (f)	425,251	206,168
Residential Accredit Loans, Inc. Trust, Series 2007-QA2, Class A3, 4.806% (1 Month LIBOR USD + 0.300%), 2/25/2037 (d)(k)	5,329,643	4,562,452
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class A2, 6.000%, 2/25/2037 (k)	10,686,005	8,582,155

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%, 3/25/2037 (f)	$189,109	$96,220
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A7, 0.000%, 3/25/2037 (f)	175,840	90,618
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 4A3, 0.000%, 3/25/2037 (f)	548,026	30,427
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A1, 5.500%, 3/25/2037	179,790	135,954
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%, 4/25/2037 (f)	351,628	170,988
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A1, 4.836% (1 Month LIBOR USD + 0.330%), 4/25/2037 (d)(k)	3,132,768	1,979,706
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A3, 4.886% (1 Month LIBOR USD + 0.380%), 5/25/2037 (d)(k)	11,432,217	9,362,654
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A7, 5.056% (1 Month LIBOR USD + 0.550%), 5/25/2037 (d)	509,360	352,792
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13, 6.000%, 6/25/2037	1,786,063	1,627,146
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 2A1, 6.750%, 6/25/2037 (k)	29,585,673	12,262,551
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%, 7/25/2037 (f)	941,667	421,469
Residential Accredit Loans, Inc. Trust, Series 2007-QS10, Class A1, 6.500%, 9/25/2037 (k)	6,748,685	6,039,736
Residential Accredit Loans, Inc. Trust, Series 2005-QO5, Class X, 1.681%, 1/25/2046 (e)(g)(h)	23,687,318	1,722,021
Residential Accredit Loans, Inc. Trust, Series 2006-QO7, Class X3, 1.500%, 9/25/2046 (e)(h)	14,582,095	407,759
Residential Accredit Loans, Inc. Trust, Series 2007-QO5, Class A, 5.547% (12 Month US Treasury Average + 3.120%), 8/25/2047 (d)(k)	23,595,566	4,513,407
Residential Asset Securitization Trust, Series 2005-A4, Class A1, 4.956% (1 Month LIBOR USD + 0.450%), 4/25/2035 (d)	2,831,980	1,523,580
Residential Asset Securitization Trust, Series 2005-A10, Class A3, 5.500%, 9/25/2035 (k)	4,098,665	2,432,000
Residential Asset Securitization Trust, Series 2005-A10, Class A4, 5.500%, 9/25/2035	1,116,120	825,823
Residential Asset Securitization Trust, Series 2005-A11, Class PO, 0.000%, 10/25/2035 (f)	539,046	324,814
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1, 4.956% (1 Month LIBOR USD + 0.450%), 10/25/2035 (d)	1,798,047	1,019,088
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%, 10/25/2035	1,614,385	1,385,817
Residential Asset Securitization Trust, Series 2005-A12, Class A10, 4.956% (1 Month LIBOR USD + 0.450%), 11/25/2035 (d)	940,563	433,679
Residential Asset Securitization Trust, Series 2005-A12, Class A6, 5.006% (1 Month LIBOR USD + 0.500%), 11/25/2035 (d)(k)	3,945,913	2,155,858
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%, 12/25/2035	612,911	454,145
Residential Asset Securitization Trust, Series 2006-A2, Class A5, 5.206% (1 Month LIBOR USD + 0.700%), 5/25/2036 (d)	1,849,874	476,552
Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.000%, 8/25/2036 (k)	6,289,015	1,947,821
Residential Asset Securitization Trust, Series 2006-A8, Class 2A1, 6.500%, 8/25/2036	1,634,212	549,778
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4, 6.500%, 8/25/2036 (k)	10,330,348	3,400,957
Residential Asset Securitization Trust, Series 2006-A8, Class 2A2, 6.750%, 8/25/2036 (k)	10,400,948	3,562,429
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A4, 6.000%, 12/25/2036	3,071,444	1,125,460
Residential Asset Securitization Trust, Series 2006-A16, Class 2A1, 6.000%, 2/25/2037 (k)	7,893,656	1,856,754
Residential Asset Securitization Trust, Series 2006-A16, Class 2A3, 6.609%, 2/25/2037 (g)(k)	21,194,584	5,396,883
Residential Asset Securitization Trust, Series 2007-A6, Class 1A4, 6.000%, 6/25/2037 (k)	2,191,871	1,734,748
Residential Asset Securitization Trust, Series 2007-A7, Class A6, 6.000%, 7/25/2037 (k)	3,975,116	2,191,358
Residential Funding Mortgage Securities Trust, Series 2005-S7, Class AP, 0.000%, 11/25/2035 (f)	28,047	19,462
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1, 4.473%, 2/25/2036 (g)	725,484	552,105

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Funding Mortgage Securities Trust, Series 2006-S4, Class AP, 0.000%, 4/25/2036 (f)	$116,008	$86,639
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A4, 0.000%, 6/25/2036 (f)	34,552	20,892
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A9, 6.000%, 6/25/2036	668,231	614,746
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A12, 6.000%, 6/25/2036	514,826	480,865
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7, 6.250%, 8/25/2036	56,712	50,945
Residential Funding Mortgage Securities Trust, Series 2006-S9, Class A4, 5.750%, 9/25/2036 (k)	4,198,850	3,794,824
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1AP, 0.000%, 10/25/2036 (f)	12,073	7,090
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3, 6.000%, 10/25/2036	425,911	386,119
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7, 6.000%, 1/25/2037	1,322,918	1,202,645
Residential Funding Mortgage Securities Trust, Series 2007-S5, Class AP, 0.000%, 5/25/2037 (f)	193,172	128,128
Residential Mortgage Loan Trust, Series 2020-1, Class B2, 4.665%, 1/25/2060 (a)(g)	1,075,000	911,816
Rocket Mortgage Trust, Series 2021-2, Class B5, 2.564%, 6/25/2051 (a)(g)	1,566,000	448,299
Rocket Mortgage Trust, Series 2021-2, Class B4, 2.564%, 6/25/2051 (a)(g)	2,509,174	1,320,568
Rocket Mortgage Trust, Series 2021-2, Class B6, 2.564%, 6/25/2051 (a)(g)	870,254	183,832
Rocket Mortgage Trust, Series 2021-4, Class B6, 3.008%, 9/25/2051 (a)(g)	6,294,411	1,539,783
Rocket Mortgage Trust, Series 2021-4, Class B5, 3.008%, 9/25/2051 (a)(g)	7,984,024	3,919,980
Rocket Mortgage Trust, Series 2021-4, Class B3, 3.008%, 9/25/2051 (a)(c)(g)	7,513,634	5,446,964
Rocket Mortgage Trust, Series 2021-4, Class B2A, 3.008%, 9/25/2051 (a)(c)(g)	8,208,066	6,297,006
Rocket Mortgage Trust, Series 2021-4, Class B4, 3.008%, 9/25/2051 (a)(c)(g)	9,391,315	6,101,782
Rocket Mortgage Trust, Series 2021-6, Class B4, 2.796%, 12/25/2051 (a)(g)	4,746,679	2,682,301
Rocket Mortgage Trust, Series 2021-6, Class B6, 2.796%, 12/25/2051 (a)(g)	1,947,847	443,737
Rocket Mortgage Trust, Series 2021-6, Class B5, 2.796%, 12/25/2051 (a)(g)	1,948,000	595,765
Rocket Mortgage Trust, Series 2022-1, Class B5, 2.755%, 1/25/2052 (a)(g)	2,245,000	785,099
Rocket Mortgage Trust, Series 2022-1, Class B4, 2.755%, 1/25/2052 (a)(g)	5,197,193	3,113,207
Rocket Mortgage Trust, Series 2022-1, Class B3, 2.755%, 1/25/2052 (a)(c)(g)	9,279,922	5,853,728
Rocket Mortgage Trust, Series 2022-1, Class B6, 2.755%, 1/25/2052 (a)(g)	2,244,537	462,902
Saluda Grade Alternative Mortgage Trust, Series 2021-MF1, Class A1, 2.805%, 11/25/2029 (a)(g)	14,000,000	13,283,172
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class C, 0.000%, 5/25/2050 (a)(e)(g)(h)	39,778,851	1,429,254
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class A1, 3.321%, 5/25/2050 (a)(g)	5,610,338	5,410,161
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class M1, 7.500%, 5/25/2050 (a)(g)	7,318,000	7,380,393
Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1, Class A1, 3.568%, 9/25/2050 (a)	2,299,337	2,274,566
Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1, Class M1, 7.000%, 9/25/2050 (a)	15,056,668	14,470,949
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class C, 0.000%, 10/25/2051 (a)(g)(h)	149,483	671,036
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class M1, 4.250%, 10/25/2051 (a)(g)	1,449,524	1,722,600
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class M2, 6.000%, 10/25/2051 (a)(g)	1,159,619	1,379,146

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class XS, 3.008%, 2/25/2052 (a)(e)(g)(h)	$147,868,709	$6,020,474
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class A1, 3.500%, 2/25/2052 (a)(c)(g)	13,565,075	13,246,757
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class M1, 5.000%, 2/25/2052 (a)(g)	5,213,750	5,031,524
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class M2, 5.500%, 2/25/2052 (a)(g)	3,153,250	2,947,797
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class B2, 6.000%, 2/25/2052 (a)(g)	2,011,000	1,862,305
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class B3, 7.363%, 2/25/2052 (a)(g)	2,309,200	2,095,437
Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class CERT, 5.530%, 5/25/2055 (a)	38,061,600	35,740,756
Saluda Grade Fund Trust, Series 2022-SG2, Class A, 5.000%, 5/15/2052 (a)	15,000,000	14,529,030
Sequoia Mortgage Trust, Series 2004-4, Class A, 5.235% (6 Month LIBOR USD + 0.520%), 5/20/2034 (d)	659,675	555,752
Sequoia Mortgage Trust, Series 2004-7, Class A3B, 4.608% (6 Month LIBOR USD + 1.100%), 8/20/2034 (d)	29,923	22,774
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.305%, 3/20/2035 (e)(g)(h)	5,626,783	39,950
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 3.491%, 10/20/2046 (g)(k)	2,213,018	1,661,985
Sequoia Mortgage Trust, Series 2020-3, Class B4, 3.327%, 4/25/2050 (a)(g)	2,385,146	1,670,418
Sequoia Mortgage Trust, Series 2021-1, Class B4, 2.673%, 3/25/2051 (a)(g)	2,516,099	1,277,607
Sequoia Mortgage Trust, Series 2021-7, Class B4, 2.866%, 11/25/2051 (a)(g)	1,624,858	684,699
SG Residential Mortgage Trust, Series 2021-2, Class A2, 1.942%, 12/25/2061 (a)(c)(g)	8,860,113	7,629,975
Shellpoint Asset Funding Trust, Series 2013-1, Class B4, 3.863%, 7/25/2043 (a)(g)	782,566	729,433
Shellpoint Asset Funding Trust, Series 2013-1, Class B5, 3.863%, 7/25/2043 (a)(g)(k)	2,733,914	1,784,543
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B2, 4.676%, 1/28/2050 (a)(c)(g)	6,000,000	5,015,454
Starwood Mortgage Residential Trust, Series 2021-5, Class A3, 2.436%, 9/25/2066 (a)(c)(g)	8,901,678	7,760,394
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 3A1, 3.802%, 9/25/2035 (g)(k)	1,977,286	1,695,707
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 4A1, 3.824%, 1/25/2036 (g)	307,234	254,966
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 3A1, 3.446%, 6/25/2037 (g)(k)	3,486,400	2,789,995
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2, 5.869% (1 Month LIBOR USD + 1.500%), 9/25/2037 (d)	915,343	672,840
Structured Asset Mortgage Investments Trust, Series 2004-AR1, Class X, 0.327%, 3/19/2034 (e)(g)(h)	5,481,963	20,322
Structured Asset Mortgage Investments Trust, Series 2004-AR7, Class X, 0.009%, 4/19/2035 (e)(g)(h)	8,030,507	140,582
Structured Asset Mortgage Investments Trust, Series 2005-AR3, Class 1X, 0.010%, 7/25/2035 (e)(g)(h)	11,148,659	154,231
Structured Asset Mortgage Investments Trust, Series 2006-AR5, Class 1X, 0.449%, 5/25/2036 (e)(g)(h)	11,074,874	426,460
Structured Asset Mortgage Investments Trust, Series 2006-AR5, Class 4X, 0.997%, 5/25/2036 (e)(g)(h)	35,797,820	1,256,038
Structured Asset Mortgage Investments Trust, Series 2006-AR8, Class X, 0.400%, 10/25/2036 (e)(h)	81,203,491	1,435,921

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Structured Asset Mortgage Investments Trust, Series 2005-AR2, Class 1X, 0.008%, 5/25/2045 (e)(g)(h)	$7,656,954	$103,775
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6A, Class 2A1, 4.617%, 3/25/2033 (g)	14,092	13,617
TBW Mortgage-Backed Trust, Series 2006-3, Class 2A1, 6.500%, 7/25/2036	3,158,008	1,293,466
Terwin Mortgage Trust, Series 2005-18AL, Class PX, 0.434%, 1/25/2037 (a)(e)(g)(h)	23,877,800	1,260,963
TH MSR Issuer Trust, Series 2019-FT1, Class A, 7.306% (1 Month LIBOR USD + 2.800%), 6/25/2024 (a)(d)	2,000,000	1,803,606
Traingle Re Ltd., Series 2021-1, Class B1, 9.006% (1 Month LIBOR USD + 4.500%), 8/25/2033 (a)(d)	1,500,000	1,509,809
Traingle Re Ltd., Series 2021-3, Class M1B, 7.210% (SOFR30A + 2.900%), 2/25/2034 (a)(d)	8,400,000	7,958,756
Traingle Re Ltd., Series 2021-3, Class M2, 8.060% (SOFR30A + 3.750%), 2/25/2034 (a)(d)	2,200,000	2,029,150
Unison Trust, Series 2021-1, Class A, 4.500%, 4/25/2050 (a)(g)	8,953,616	8,106,980
Unlock Hea Trust, Series 2022-1, Class A, 7.000%, 9/25/2035 (a)(c)(o)	23,550,879	23,168,861
Unlock Hea Trust, Series 2022-1, Class B, 8.000%, 9/25/2035 (a)(o)	10,000,000	9,555,770
UWM Mortgage Trust, Series 2021-INV1, Class B6, 3.092%, 8/25/2051 (a)(g)	3,438,310	1,016,897
UWM Mortgage Trust, Series 2021-INV1, Class B5, 3.161%, 8/25/2051 (a)(g)	1,631,514	929,654
UWM Mortgage Trust, Series 2021-INV1, Class B3, 3.161%, 8/25/2051 (a)(g)	4,351,673	3,190,781
UWM Mortgage Trust, Series 2021-INV1, Class B2, 3.161%, 8/25/2051 (a)(g)(k)	7,435,360	5,765,229
UWM Mortgage Trust, Series 2021-INV1, Class B1, 3.161%, 8/25/2051 (a)(c)(g)	6,347,684	5,095,908
UWM Mortgage Trust, Series 2021-INV1, Class B4, 3.161%, 8/25/2051 (a)(g)	2,176,321	1,380,388
UWM Mortgage Trust, Series 2021-INV2, Class B6, 3.144%, 9/25/2051 (a)(g)	4,448,865	1,658,137
UWM Mortgage Trust, Series 2021-INV2, Class B1, 3.252%, 9/25/2051 (a)(c)(g)	6,416,201	5,084,563
UWM Mortgage Trust, Series 2021-INV2, Class B2, 3.252%, 9/25/2051 (a)(c)(g)	8,944,178	6,926,381
UWM Mortgage Trust, Series 2021-INV2, Class B5, 3.252%, 9/25/2051 (a)(g)	2,139,058	1,215,778
UWM Mortgage Trust, Series 2021-INV2, Class B4, 3.252%, 9/25/2051 (a)(g)	2,915,925	1,849,699
UWM Mortgage Trust, Series 2021-INV2, Class B3, 3.252%, 9/25/2051 (a)(g)(k)	5,250,415	3,837,292
UWM Mortgage Trust, Series 2021-INV3, Class B6, 3.117%, 11/25/2051 (a)(g)	10,091,187	3,893,715
UWM Mortgage Trust, Series 2021-INV3, Class B5, 3.241%, 11/25/2051 (a)(g)	4,440,239	2,501,617
UWM Mortgage Trust, Series 2021-INV3, Class B3, 3.241%, 11/25/2051 (a)(c)(g)	8,475,934	6,164,784
UWM Mortgage Trust, Series 2021-INV3, Class B4, 3.241%, 11/25/2051 (a)(g)	6,054,517	3,797,962
Verus Securitization Trust, Series 2022-3, Class M1, 4.105%, 2/25/2067 (a)(g)	2,500,000	1,994,550
Verus Securitization Trust, Series 2022-7, Class M1, 5.413%, 7/25/2067 (a)(g)	750,000	662,875
Verus Securitization Trust, Series 2022-8, Class A3, 6.127%, 9/25/2067 (a)(o)	689,042	691,606
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1, 4.666% (1 Month LIBOR USD + 0.160%), 1/25/2037 (d)(k)	6,664,072	2,736,401
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2, 4.866% (1 Month LIBOR USD + 0.360%), 1/25/2037 (d)	2,146,246	1,110,876
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR3, Class B1, 3.104%, 6/25/2034 (g)	560,262	532,129
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18, Class 1A2, 3.968%, 1/25/2036 (g)(k)	11,701,284	11,191,974
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 3A1, 3.288%, 1/25/2037 (g)	326,444	263,521
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 1A1, 3.227%, 6/25/2037 (g)(k)	1,894,583	1,704,414
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR10, Class X, 0.001%, 7/25/2044 (e)(g)(h)	9,329,097	54,127

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR6, Class X, 0.035%, 4/25/2045 (e)(g)(h)	$16,852,605	$338,552
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 1XPP, 0.166%, 5/25/2047 (e)(g)(h)	72,142,837	30,877
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class 1XPP, 0.126%, 6/25/2047 (e)(g)(h)	62,359,729	5,051
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2003-MS7, Class P, 0.000%, 3/25/2033 (f)	241	178
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-5, Class CB11, 5.906% (1 Month LIBOR USD + 1.400%), 7/25/2035 (d)(k)	3,445,110	2,934,417
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-9, Class 5A3, 5.856% (1 Month LIBOR USD + 1.350%), 11/25/2035 (d)	1,767,427	1,097,648
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 5.026% (1 Month LIBOR USD + 0.520%), 12/25/2035 (d)(k)	2,833,438	1,971,574
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-11, Class A7, 5.750%, 1/25/2036 (k)	6,231,839	5,596,460
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-5, Class 2CB2, 5.106% (1 Month LIBOR USD + 0.600%), 7/25/2036 (d)	503,996	306,897
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 3X1, 0.256%, 10/25/2046 (e)(g)(h)	12,189,500	247,032
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA4, Class XPPP, 0.389%, 4/25/2047 (e)(g)(h)	22,283,086	84,832
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 5A, 3.677% (12 Month US Treasury Average + 1.250%), 4/25/2047 (d)(k)	3,313,659	2,347,482
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A1, 4.826% (1 Month LIBOR USD + 0.320%), 3/25/2037 (d)(k)	3,115,876	2,065,695
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1, 6.000%, 6/25/2037	864,084	804,520
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A1, 6.500%, 7/25/2037	1,574,084	1,349,009
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A3, 6.500%, 7/25/2037	1,726,766	1,479,859
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1, 4.046%, 8/25/2036 (g)	145,071	113,481
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3, 4.481%, 10/25/2036 (g)	396,934	296,861
Wells Fargo Mortgage Backed Securities Trust, Series 2007-17, Class APO, 0.000%, 1/25/2038 (f)	16,741	11,194
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class B4, 3.731%, 7/25/2049 (a)(g)	1,627,000	1,248,736
Wells Fargo Mortgage Backed Securities Trust, Series 2019-4, Class B4, 3.510%, 9/25/2049 (a)(g)	2,124,000	1,520,361
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B6, 2.711%, 12/25/2050 (a)(g)	1,542,691	350,942
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B4, 2.711%, 12/25/2050 (a)(g)	1,818,000	754,401
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B5, 2.711%, 12/25/2050 (a)(g)	1,011,000	304,682
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B6, 2.779%, 8/25/2051 (a)(g)	1,852,327	435,554
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B5, 2.976%, 8/25/2051 (a)(g)	1,158,000	484,413

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B2, 2.976%, 8/25/2051 (a)(g)(k)	$4,742,364	$3,719,094
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B4, 2.976%, 8/25/2051 (a)(g)	1,580,138	1,073,056
Wells Fargo Mortgage Loan Trust, Series 2010-RR2, Class 1A4, 3.492%, 9/27/2035 (a)(g)	3,934,246	3,292,535
Western Mortgage Reference Notes, Series 2021-CL2, Class M4, 9.660% (SOFR30A + 5.350%), 7/25/2059 (a)(d)	17,969,350	17,342,777
Western Mortgage Reference Notes, Series 2021-CL2, Class M5, 10.810% (SOFR30A + 6.500%), 7/25/2059 (a)(d)	7,932,045	7,666,655
Western Mortgage Reference Notes, Series 2021-CL2, Class B, 12.810% (SOFR30A + 8.500%), 7/25/2059 (a)(d)	6,600,000	6,152,758
WinWater Mortgage Loan Trust, Series 2014-1, Class B5, 3.918%, 6/20/2044 (a)(g)(k)	2,370,000	1,840,701
WinWater Mortgage Loan Trust, Series 2014-2, Class B5, 4.085%, 9/20/2044 (a)(g)	1,938,000	1,426,163
WinWater Mortgage Loan Trust, Series 2015-A, Class B5, 3.837%, 6/20/2045 (a)(g)	3,901,122	2,134,323
ZeroDown LLC, Series 2021-SFR1, Class A, 3.861%, 9/25/2024 (a)(g)	13,637,142	13,241,119
ZeroDown LLC, Series 2021-SFR1, Class B, 7.677%, 9/25/2024 (a)	3,636,532	3,453,519

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $2,986,906,857)		$2,397,755,472

Residential Mortgage-Backed Securities – U.S. Government Agency – 8.86%
Federal National Mortgage Association, 4.500%, 8/1/2052	3,475,267	3,431,805
Government National Mortgage Association, 4.500%, 2/15/2041	30,000,000	29,756,070
Government National Mortgage Association, 5.000%, 2/15/2041	119,750,000	120,469,578
Government National Mortgage Association, 5.000%, 11/20/2052 (c)	24,892,790	25,042,371
Government National Mortgage Association, 5.500%, 11/20/2052 (c)	9,964,873	10,120,514
Government National Mortgage Association, 6.000%, 11/20/2052 (c)	9,966,598	10,212,972
Government National Mortgage Association, 5.500%, 2/15/2053	65,000,000	66,015,235

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $263,457,547)		$265,048,545

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 1.26%
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 6.606% (1 Month LIBOR USD + 2.100%), 10/25/2039 (a)(d)	570,899	571,612
Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 13.756% (1 Month LIBOR USD + 9.250%), 11/25/2039 (a)(d)	2,500,000	2,412,908
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1, 6.860% (SOFR30A + 2.550%), 7/25/2042 (a)(d)	734,340	742,611
Federal Home Loan Mortgage Corp., Series 2021-DNA6, Class B2, 11.810% (SOFR30A + 7.500%), 10/25/2041 (a)(d)	5,100,000	4,650,563
Federal Home Loan Mortgage Corp., Series 2022-DNA1, Class B1, 7.710% (SOFR30A + 3.400%), 1/27/2042 (a)(d)	2,000,000	1,895,000
Federal Home Loan Mortgage Corp., Series 2018-SPI2, Class B, 3.833%, 5/25/2048 (a)(c)(g)	5,331,877	3,849,647
Federal Home Loan Mortgage Corp., Series 2018-SPI3, Class B, 4.161%, 8/25/2048 (a)(c)(g)	10,185,056	7,619,329
Federal Home Loan Mortgage Corp., Series 2018-SPI4, Class B, 4.512%, 11/25/2048 (a)(c)(g)	22,418,049	15,981,558

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $48,090,611)		$37,723,228

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Whole Loans – 0.22%
Agency High Balance Residential Mortgages, 5.125%, 05/24/2048	$487,047	$470,922
Agency High Balance Residential Mortgages, 4.500%, 04/26/2037 to 08/24/2037 (e)	2,005,054	1,616,481
Savannah Grand, 9.110%, 02/06/2023	4,600,000	4,597,092

TOTAL WHOLE LOANS (Cost – $7,032,819)		$6,684,495

Warrants – 0.00% (q)

Financial – 0.00%	Shares
Kingstone Cos, Inc. (a)(e)	90,000	45,000

TOTAL WARRANTS (Cost – $0)		$45,000

Short-Term Investments – 4.00%
Money Market Funds – 4.00%
First American Government Obligations Fund, Class U, 4.158% (r)	119,722,714	119,722,714

TOTAL SHORT-TERM INVESTMENTS (Cost – $119,722,714)		$119,722,714

TOTAL INVESTMENTS – 123.27% (Cost – $4,424,717,008)		$3,686,984,548

Liabilities in Excess of Other Assets – (23.27%)		(696,058,649)

NET ASSETS – 100.00%		$2,990,925,900

LIBOR: London Inter-Bank Offered Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFR1M: 1 Month Term Secured Overnight Financing Rate

TSFR3M: 3 Month Term Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2023, the value of these securities amounted to $2,055,727,714 or 68.73% of net assets.

(b)	Security issued on a when-issued basis. On January 31, 2023, the total value of investments purchased on a when-issued basis was $1,056,157 or 0.04% of net assets.
(c)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2023, the value of securities pledged amounted to $533,615,104.
(d)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2023.

(e)	Illiquid security. At January 31, 2023, the value of these securities amounted to $145,576,882 or 4.87% of net assets.
(f)	Principal only security.
(g)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2023.
(h)	Interest only security.
(i)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2023, the value of securities pledged amounted to $3,728,427 or 0.12% of net assets.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2023

(j)

As of January 31, 2023, the Fund has fair valued these securities under the procedures established by Angel Oak Capital Advisors, LLC as Valuation Designee pursuant to Rule 2a-5 under the Investment Company Act of 1940. The value of these securities amounted to $1,372,201 or 0.05% of net assets. Value determined using significant unobservable inputs.

(k)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2023, the value of securities pledged amounted to $878,354,815.
(l)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.
(m)	Security identified as in default as to the payment of interest. Income is not being accrued.
(n)	Auction rate security. Rate disclosed is the rate in effect as of January 31, 2023.
(o)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2023.
(p)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(q)	Less than 0.005%.
(r)	Rate disclosed is the seven day yield as of January 31, 2023.

Consolidated Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
7 Year ERIS Aged Standard Swap Future	March 2029	(2,528)	($222,180,864)	$22,775,368
10 Year ERIS Aged Standard Swap Fututure	December 2030	(600)	(49,676,940)	7,830,960
10 Year ERIS Aged Standard Swap Future	March 2032	(559)	(48,063,658)	5,794,035
10 Year ERIS SOFR Aged Standard Swap Future	September 2032	(1,067)	(95,600,106)	3,072,320
Total				$39,472,683
Long Futures Contracts
3 Year ERIS Aged Standard Swap Future	December 2024	674	62,020,941	(4,981,062)
Long/Short Total				$34,491,621

Consolidated Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Barclays Capital, Inc.	6.108%	12/21/2022	3/20/2023	$242,831,714	$239,219,712
Barclays Capital, Inc.	6.108%	1/19/2023	3/20/2023	6,961,460	6,891,313
Barclays Capital, Inc.	6.108%	1/27/2023	3/20/2023	3,923,445	3,889,135
Total					$250,000,160

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Schedule of Investments

January 31, 2023

	Shares	Value
Common Stocks – 4.16%
Financial – 4.16%
AmeriServ Financial, Inc.	89,566	$360,951
Arrow Financial Corp.	17,613	579,644
Bank7 Corp.	17,000	468,520
Eagle Bancorp Montana, Inc.	25,700	429,961
Financial Institutions, Inc.	16,594	410,038
First United Corp.	36,500	709,560
Greene County Bancorp, Inc.	6,500	318,175
Pinnacle Financial Partners, Inc.	6,000	472,380
Sterling Bancorp, Inc. (a)	89,800	546,882

TOTAL COMMON STOCKS (Cost – $4,151,662)		$4,296,111

Corporate Obligations – 89.94%	Principal Amount
Financial – 89.94%
A10 Capital LLC, 5.875%, 8/17/2026 (b)	$1,000,000	930,043
Arbor Realty Trust, Inc., 5.750%, 4/1/2024 (b)	1,500,000	1,461,891
Banc of California, Inc., 5.250%, 4/15/2025	500,000	489,071
Bancorp Bank, 4.750%, 8/15/2025	2,000,000	1,908,679
BankFinancial Corp., 3.750% (TSFR3M + 2.990%), 5/15/2031 (b)(c)	2,000,000	1,793,394
BankGuam Holding Co., 4.750% (TSFR3M + 4.130%), 7/1/2031 (b)(c)	2,000,000	1,826,589
CB Financial Services, Inc., 3.875% (TSFR3M + 2.800%), 12/15/2031 (b)(c)	1,000,000	882,145
Central Pacific Financial Corp., 4.750% (TSFR3M + 4.560%), 11/1/2030 (c)	1,000,000	932,678
Citizens Community Bancorp, Inc., 4.750% (TSFR3M + 3.290%), 4/1/2032 (b)(c)	1,300,000	1,169,372
Civista Bancshares, Inc., 3.250% (SOFR + 2.190%), 12/1/2031 (c)	2,500,000	2,213,144
Clear Street Holdings LLC, 5.875%, 5/15/2026 (b)	2,000,000	1,870,585
Colony Bankcorp, Inc., 5.250% (TSFR3M + 2.650%), 5/20/2032 (b)(c)	1,000,000	915,014
Cowen, Inc., 7.250%, 5/6/2024 (b)	1,000,000	1,013,246
Dickinson Financial Corp., 4.250% (TSFR3M + 4.030%), 11/15/2030 (b)(c)	1,250,000	1,149,581
Dime Community Bancshares, Inc., 5.000% (TSFR3M + 2.180%), 5/15/2032 (c)	1,000,000	902,122
Equity Bancshares, Inc., 7.000% (TSFR3M + 6.880%), 6/30/2030 (c)	1,000,000	989,180
FedNat Holding Co., 7.750%, 3/15/2029 (d)(e)(f)	2,500,000	775,000
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (c)	2,000,000	1,931,257
Fidelity Financial Corp., 5.000% (TSFR3M + 2.470%), 4/30/2032 (b)(c)	3,000,000	2,720,697
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (c)	1,500,000	1,467,947
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (c)	2,500,000	2,423,259
First Business Financial Services, Inc., 5.500% (SOFR + 4.332%), 8/15/2029 (b)(c)	750,000	731,347
First Foundation, Inc., 3.500% (SOFR + 2.040%), 2/1/2032 (c)	1,000,000	860,570
First Internet Bancorp, 3.750% (SOFR + 3.110%), 9/1/2031 (c)	1,000,000	885,928
First Northwest Bancorp, 3.750% (SOFR + 3.000%), 3/30/2031 (c)	1,500,000	1,346,623
Firstsun Capital Bancorp, 6.000% (TSFR3M + 5.890%), 7/1/2030 (b)(c)	2,000,000	1,930,289
Flushing Financial Corp., 3.125% (TSFR3M + 2.035%), 12/1/2031 (c)	3,000,000	2,580,357
Flushing Financial Corp., 6.000% (TSFR3M + 3.130%), 9/1/2032 (c)	500,000	477,225
FS Bancorp, Inc., 3.750% (TSFR3M + 3.370%), 2/15/2031 (c)	1,000,000	878,806
Happy Bancshares, Inc., 5.500% (TSFR3M + 5.345%), 7/31/2030 (b)(c)	1,000,000	955,304
Homestreet, Inc., 6.500%, 6/1/2026	3,000,000	2,912,380
Independent Bank Corp., 5.950% (TSFR3M + 5.825%), 5/31/2030 (b)(c)	750,000	724,009
Independent Bank Group, Inc., 7.584% (3 Month LIBOR USD + 2.830%), 12/31/2027 (c)	1,000,000	991,015
Jamesmark Bancshares, Inc., 3.750% (TSFR3M + 3.050%), 10/1/2031 (b)(c)	850,000	751,080

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Kingstone Cos, Inc., 12.000%, 12/30/2024 (b)(d)	$4,028,000	$4,028,000
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (b)(c)	1,000,000	965,049
Malvern Bancorp, Inc., 5.286% (3 Month LIBOR USD + 4.145%), 2/15/2027 (c)	500,000	494,887
Marble Point Loan Financing Ltd. / MPLF Funding I LLC, 7.500%, 10/16/2025 (b)	3,500,000	3,364,375
Mercantile Bank Corp., 3.250% (SOFR + 2.120%), 1/30/2032 (c)	3,000,000	2,556,913
Midwest Bankcentre, Inc., 3.625% (TSFR3M + 2.950%), 6/15/2031 (b)(c)	1,500,000	1,332,287
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (b)	1,000,000	994,853
Narragansett Financial Corp., 3.875% (TSFR3M + 3.190%), 5/15/2031 (b)(c)	2,000,000	1,795,524
New York Community Bancorp, Inc., 5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (c)	1,000,000	985,043
NexBank Capital, Inc., 4.000% (TSFR3M + 3.390%), 8/15/2031 (b)(c)	3,000,000	2,684,442
NexBank Capital, Inc., 6.000%, 7/15/2032 (b)(g)	1,000,000	940,180
Northpointe Bancshares, Inc., 6.000% (TSFR3M + 4.905%), 9/30/2029 (b)(c)	1,000,000	961,387
Oakstar Bancshares, Inc., 4.250% (TSFR3M + 3.516%), 4/15/2031 (b)(c)	1,000,000	910,599
Olney Bancshares of Texas, Inc., 4.000% (TSFR3M + 3.320%), 3/15/2031 (b)(c)	1,250,000	1,132,288
Preferred Bank, 3.375% (TSFR3M + 2.780%), 6/15/2031 (c)	4,000,000	3,522,723
Primis Financial Corp., 8.752% (3 Month LIBOR USD + 3.950%), 1/31/2027 (b)(c)	1,000,000	999,520
RBB Bancorp, 4.000% (TSFR3M + 3.290%), 4/1/2031 (c)	3,000,000	2,713,738
River Financial Corp., 4.000% (TSFR3M + 3.420%), 3/15/2031 (b)(c)	1,000,000	905,812
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (b)(c)	1,250,000	1,242,080
South Street Securities Funding LLC, 6.250%, 12/30/2026 (b)	1,000,000	929,338
Stellar Bancorp, Inc., 4.700% (SOFR + 3.392%), 10/1/2029 (c)	1,000,000	945,163
Sterling Bancorp, Inc., 10.650% (3 Month LIBOR USD + 5.820%), 4/15/2026 (b)(c)	2,000,000	1,981,564
Sterling Bancorp, Inc., 4.000% (TSFR3M + 2.530%), 12/30/2029 (c)	50,000	47,070
Summit Financial Group, Inc., 3.250% (TSFR3M + 2.300%), 12/1/2031 (c)	1,000,000	864,266
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (b)(c)	2,000,000	1,935,069
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (b)	2,000,000	1,799,366
Trinity Capital, Inc., 4.250%, 12/15/2026	2,000,000	1,718,274
United Insurance Holdings Corp., 7.250%, 12/15/2027	490,000	245,613
Valley National Bancorp, 6.250% (TSFR3M + 2.780%), 9/30/2032 (c)	1,000,000	982,795
Western Alliance Bancorp, 3.000% (TSFR3M + 2.250%), 6/15/2031 (c)	2,000,000	1,746,279
WhiteHorse Finance, Inc., 4.000%, 12/15/2026	1,000,000	856,957
Zais Group LLC, 7.000%, 11/15/2023 (b)	560,000	557,900

TOTAL CORPORATE OBLIGATIONS (Cost – $102,379,089)		$92,929,181

Preferred Stocks – 1.98%	Shares
Financial – 1.98%
First Guaranty Bancshares, Inc., 6.750%	40,000	1,006,000
PacWest Bancorp, 7.750% (H15T5Y + 4.820%) (c)	40,000	1,035,200

TOTAL PREFERRED STOCKS (Cost – $2,000,000)		$2,041,200

Warrants – 0.09%
Financial – 0.09%
Kingstone Cos, Inc. (b)(d)	195,750	97,875

TOTAL WARRANTS (Cost – $0)		$97,875

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Impact Fund

Schedule of Investments – (continued)

January 31, 2023

	Shares	Value

Short-Term Investments – 1.05%
Money Market Funds – 1.05%
First American Government Obligations Fund, Class U, 4.158% (h)	1,086,649	$1,086,649

TOTAL SHORT-TERM INVESTMENTS (Cost – $1,086,649)		$1,086,649

TOTAL INVESTMENTS – 97.22% (Cost – $109,617,400)		$100,451,016

Other Assets in Excess of Liabilities – 2.78%		2,870,266

NET ASSETS – 100.00%		$103,321,282

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

TSFR3M: 3 Month Term Secured Overnight Financing Rate

H15T5Y: 5 Year Treasury Note Constant Maturity Rate

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2023, the value of these securities amounted to $50,382,094 or 48.76% of net assets.

(c)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2023.

(d)	Illiquid security. At January 31, 2023, the value of these securities amounted to $4,900,875 or 4.74% of net assets.
(e)	Security identified as in default as to the payment of interest. Income is not being accrued.
(f)

As of January 31, 2023, the Fund has fair valued these securities under the procedures established by Angel Oak Capital Advisors, LLC as Valuation Designee pursuant to Rule 2a-5 under the Investment Company Act of 1940. The value of these securities amounted to $775,000 or 0.75% of net assets. Value determined using significant unobservable inputs.

(g)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2023.
(h)	Rate disclosed is the seven day yield as of January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – 0.86%
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class D, 2/15/2030 (a)	$200,000	$199,928
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	350,000	344,564

TOTAL ASSET-BACKED SECURITIES (Cost – $544,095)		$544,492

Corporate Obligations – 77.26%
Basic Materials – 8.46%
Cleveland-Cliffs, Inc., 5.875%, 6/1/2027	400,000	393,874
Compass Minerals International, Inc., 6.750%, 12/1/2027 (a)	500,000	488,372
Copper Mountain Mining Corp., 8.000%, 4/9/2026 (a)(b)(c)	523,055	517,824
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 6/15/2028 (a)	1,000,000	901,980
Hecla Mining Co., 7.250%, 2/15/2028	500,000	498,390
Mativ, Inc., 6.875%, 10/1/2026 (a)	500,000	463,185
Mercer International, Inc., 5.125%, 2/1/2029	750,000	642,596
Sylvamo Corp., 7.000%, 9/1/2029 (a)	1,000,000	957,755
Taseko Mines Ltd., 7.000%, 2/15/2026 (a)	500,000	474,473

		5,338,449

Communications – 8.75%
AMC Networks, Inc., 4.750%, 8/1/2025	500,000	428,267
Cars.com, Inc., 6.375%, 11/1/2028 (a)	500,000	465,120
Consolidated Communications, Inc., 6.500%, 10/1/2028 (a)	500,000	408,440
CSC Holdings LLC, 5.500%, 4/15/2027 (a)	500,000	441,000
Cumulus Media New Holdings, Inc., 6.750%, 7/1/2026 (a)	542,000	453,191
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 8/15/2027 (a)	1,000,000	907,280
Entercom Media Corp., 6.500%, 5/1/2027 (a)	100,000	16,618
Entercom Media Corp., 6.750%, 3/31/2029 (a)	200,000	34,278
Gray Escrow, Inc., 5.375%, 11/15/2031 (a)	1,000,000	759,097
Lamar Media Corp., 4.875%, 1/15/2029	250,000	235,558
Nexstar Broadcasting, Inc., 5.625%, 7/15/2027 (a)	250,000	239,133
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.000%, 8/15/2027 (a)	250,000	230,304
Terrier Media Buyer, Inc., 8.875%, 12/15/2027 (a)	250,000	195,404
Townsquare Media, Inc., 6.875%, 2/1/2026 (a)	300,000	281,600
Univision Communications, Inc., 6.625%, 6/1/2027 (a)	250,000	245,316
Urban One, Inc., 7.375%, 2/1/2028 (a)	200,000	182,167

		5,522,773

Consumer, Cyclical – 12.27%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026 (a)	500,000	490,566
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	1,000,000	825,295
Aramark Services, Inc., 6.375%, 5/1/2025 (a)	500,000	500,737
Beacon Roofing Supply, Inc., 4.500%, 11/15/2026 (a)	250,000	238,589
Carnival Corp., 6.000%, 5/1/2029 (a)	350,000	276,939
Clarios Global LP, 6.750%, 5/15/2025 (a)	226,000	227,632
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028 (a)	500,000	486,733
FirstCash, Inc., 4.625%, 9/1/2028 (a)	500,000	447,304
Ford Motor Co., 6.100%, 8/19/2032	1,000,000	982,029

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Corporate Obligations – (continued)
Consumer, Cyclical – (continued)
Goodyear Tire & Rubber Co., 5.000%, 7/15/2029	$500,000	$441,117
Hawaiian Brand Intellectual Property Ltd., 5.750%, 1/20/2026 (a)	500,000	478,123
Installed Building Products, Inc., 5.750%, 2/1/2028 (a)	100,000	92,255
Lithia Motors, Inc., 4.625%, 12/15/2027 (a)	250,000	232,791
Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	500,000	451,750
New Red Finance, Inc., 4.375%, 1/15/2028 (a)	250,000	230,706
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.000%, 9/20/2025 (a)	300,000	305,850
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.000%, 6/1/2031 (a)	100,000	87,136
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/2024	250,000	249,329
Univar Solutions USA, Inc., 5.125%, 12/1/2027 (a)	250,000	241,817
White Cap Buyer LLC, 6.875%, 10/15/2028 (a)	500,000	455,939

		7,742,637

Consumer, Non-cyclical – 8.15%
Arrow Bidco LLC, 9.500%, 3/15/2024 (a)	750,000	750,872
CPI CG, Inc., 8.625%, 3/15/2026 (a)	234,000	231,316
Korn Ferry, 4.625%, 12/15/2027 (a)	250,000	235,261
Mozart Debt Merger Sub, Inc., 5.250%, 10/1/2029 (a)	500,000	424,690
NESCO Holdings, Inc., 5.500%, 4/15/2029 (a)	100,000	89,943
Performance Food Group, Inc., 4.250%, 8/1/2029 (a)	500,000	445,970
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/2027 (a)	250,000	222,185
Primo Water Holdings, Inc., 4.375%, 4/30/2029 (a)	500,000	436,885
Rent-A-Center, Inc., 6.375%, 2/15/2029 (a)	500,000	425,605
Select Medical Corp., 6.250%, 8/15/2026 (a)	500,000	488,827
Simmons Foods, Inc., 4.625%, 3/1/2029 (a)	250,000	211,276
Sotheby’s, 7.375%, 10/15/2027 (a)	300,000	290,385
Sotheby’s / Bidfair Holdings, Inc., 5.875%, 6/1/2029 (a)	500,000	428,293
TreeHouse Foods, Inc., 4.000%, 9/1/2028	250,000	208,808
US Foods, Inc., 6.250%, 4/15/2025 (a)	250,000	250,769

		5,141,085

Energy – 20.76%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 1/15/2028 (a)	1,250,000	1,196,931
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/2027 (a)	700,000	686,815
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/2028 (a)	250,000	222,806
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 1/15/2027 (a)	600,000	579,757
CITGO Petroleum Corp., 7.000%, 6/15/2025 (a)	500,000	496,345
Comstock Resources, Inc., 6.750%, 3/1/2029 (a)	100,000	91,939
Comstock Resources, Inc., 5.875%, 1/15/2030 (a)	100,000	87,334
CrownRock LP / CrownRock Finance, Inc., 5.000%, 5/1/2029 (a)	250,000	232,419
Encino Acquisition Partners Holdings LLC, 8.500%, 5/1/2028 (a)	250,000	234,246
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (a)	750,000	700,912
Hilcorp Energy I LP / Hilcorp Finance Co., 5.750%, 2/1/2029 (a)	900,000	838,107
Kinetik Holdings LP, 5.875%, 6/15/2030 (a)	250,000	237,834
New Fortress Energy, Inc., 6.750%, 9/15/2025 (a)	250,000	239,667
New Fortress Energy, Inc., 6.500%, 9/30/2026 (a)	500,000	460,755
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 2/15/2028	500,000	472,107
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023	250,000	250,266
Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025 (a)	1,500,000	1,415,625

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Corporate Obligations – (continued)
Energy – (continued)
SunCoke Energy, Inc., 4.875%, 6/30/2029 (a)	$500,000	$439,777
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.500%, 10/1/2025 (a)	500,000	508,428
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.000%, 12/31/2030 (a)	500,000	456,008
Transocean, Inc., 11.500%, 1/30/2027 (a)	113,000	118,068
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/2027	750,000	728,344
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (a)	250,000	222,001
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/2033 (a)	250,000	212,688
Warrior Met Coal, Inc., 7.875%, 12/1/2028 (a)	2,000,000	1,972,990

		13,102,169

Financial – 11.42%
Coinbase Global, Inc., 3.375%, 10/1/2028 (a)	600,000	388,158
Enact Holdings, Inc., 6.500%, 8/15/2025 (a)	500,000	493,467
Freedom Mortgage Corp., 7.625%, 5/1/2026 (a)	500,000	440,469
Global Aircraft Leasing Co. Ltd., 6.50% Cash or 7.250% PIK, 9/15/2024 (a)	433,620	396,198
goeasy Ltd., 4.375%, 5/1/2026 (a)	500,000	446,920
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/2026 (a)	750,000	666,578
LD Holdings Group LLC, 6.125%, 4/1/2028 (a)	400,000	261,456
LPL Holdings, Inc., 4.625%, 11/15/2027 (a)	500,000	476,375
MPT Operating Partnership LP / MPT Finance Corp., 3.500%, 3/15/2031	500,000	350,689
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (a)	650,000	603,909
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	250,000	254,200
PennyMac Financial Services, Inc., 5.750%, 9/15/2031 (a)	250,000	210,476
PRA Group, Inc., 7.375%, 9/1/2025 (a)	250,000	248,237
PRA Group, Inc., 5.000%, 10/1/2029 (a)	500,000	430,043
Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 4/15/2030 (a)	500,000	374,420
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (a)	500,000	498,250
StoneX Group, Inc., 8.625%, 6/15/2025 (a)	100,000	100,637
United Wholesale Mortgage LLC, 5.500%, 4/15/2029 (a)	500,000	430,675
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 2/15/2029 (a)	200,000	139,274

		7,210,431

Industrial – 7.45%
Bombardier, Inc., 7.500%, 12/1/2024 (a)	160,000	163,220
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (a)	250,000	238,649
Builders FirstSource, Inc., 5.000%, 3/1/2030 (a)	250,000	233,471
Cargo Aircraft Management, Inc., 4.750%, 2/1/2028 (a)	500,000	453,082
Cloud Crane LLC, 10.125%, 8/1/2024 (a)	220,000	212,744
Covanta Holding Corp., 5.000%, 9/1/2030	250,000	213,389
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/2027 (a)	250,000	257,350
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/2029 (a)	100,000	84,404
II-VI, Inc., 5.000%, 12/15/2029 (a)	500,000	454,857
Matthews International Corp., 5.250%, 12/1/2025 (a)	250,000	238,594
MIWD Holdco LLC / MIWD Finance Corp., 5.500%, 2/1/2030 (a)	100,000	83,365
Moog, Inc., 4.250%, 12/15/2027 (a)	250,000	232,679
Mueller Water Products, Inc., 4.000%, 6/15/2029 (a)	300,000	266,439
Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029 (a)	200,000	180,437
Seaspan Corp., 5.500%, 8/1/2029 (a)	500,000	380,615

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Corporate Obligations – (continued)
Industrial – (continued)
Sensata Technologies BV, 5.875%, 9/1/2030 (a)	$250,000	$245,624
Spirit AeroSystems, Inc., 7.500%, 4/15/2025 (a)	100,000	100,462
SRM Escrow Issuer LLC, 6.000%, 11/1/2028 (a)	250,000	227,747
Vertiv Group Corp., 4.125%, 11/15/2028 (a)	500,000	433,776

		4,700,904

TOTAL CORPORATE OBLIGATIONS (Cost – $53,472,205)		$48,758,448

Residential Mortgage-Backed Securities – 11.46%
Bellemeade Re Ltd., Series 2021-1A, Class M2, 9.160% (SOFR30A + 4.850%), 3/25/2031 (a)(d)	640,000	646,365
Bellemeade Re Ltd., Series 2021-2A, Class M2, 7.210% (SOFR30A + 2.900%), 6/25/2031 (a)(d)	710,000	653,065
GCAT Trust, Series 2023-NQM2, Class B1, 6.905%, 11/25/2067 (a)(e)	850,000	774,030
GS Mortgage-Backed Securities Corp Trust, Series 2019-PJ1, Class B6, 4.077%, 8/25/2049 (a)(e)	511,534	292,198
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.824%, 7/25/2050 (a)(e)	725,624	577,873
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.847%, 8/25/2050 (a)(e)	722,464	572,311
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E1, 4.000%, 9/19/2039 (a)	760,000	636,513
Oaktown Re Ltd., Series 2021-2, Class B1, 8.710% (SOFR30A + 4.400%), 4/25/2034 (a)(d)	1,000,000	851,043
Progress Residential Trust, Series 2021-SFR1, Class F, 2.757%, 4/17/2038 (a)	765,000	658,610
Progress Residential Trust, Series 2021-SFR9, Class F, 4.053%, 11/19/2040 (a)	500,000	411,873
Radnor RE Ltd., Series 2021-2, Class B1, 10.310% (SOFR30A + 6.000%), 11/25/2031 (a)(d)	750,000	656,572
Verus Securitization Trust, Series 2021-1, Class M1, 1.968%, 1/25/2066 (a)(e)	726,000	501,497

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $7,201,333)		$7,231,950

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 3.31%
Federal Home Loan Mortgage Corp., Series 2021-DNA2, Class B1, 7.710% (SOFR30A + 3.400%), 8/25/2033 (a)(d)	500,000	478,125
Federal Home Loan Mortgage Corp., Series 2021-DNA6, Class B1, 7.710% (SOFR30A + 3.400%), 10/25/2041 (a)(d)	1,000,000	958,750
Federal Home Loan Mortgage Corp., Series 2022-HQA1, Class M2, 9.560% (SOFR30A + 5.250%), 3/25/2042 (a)(d)	650,000	649,999

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $2,050,053)		$2,086,874

Short-Term Investments – 7.62%	Shares
Money Market Funds – 7.62%
First American Government Obligations Fund, Class U, 4.158% (f)	4,811,162	4,811,162

TOTAL SHORT-TERM INVESTMENTS (Cost – $4,811,162)		$4,811,162

TOTAL INVESTMENTS – 100.51% (Cost – $68,078,848)		$63,432,926

Liabilities in Excess of Other Assets – (0.51%)		(321,696)

NET ASSETS – 100.00%		$63,111,230

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2023

SOFR30A: Secured Overnight Financing Rate 30 Day Average

PIK: Payment-In-Kind

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2023, the value of these securities amounted to $51,249,956 or 81.21% of net assets.

(b)	Illiquid security. At January 31, 2023, the value of these securities amounted to $517,824 or 0.82% of net assets.
(c)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2023, the value of securities pledged amounted to $517,824 or 0.82% of net assets.

(d)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2023.

(e)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2023.
(f)	Rate disclosed is the seven day yield as of January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – 45.20%
ACC Auto Trust, Series 2021-A, Class A, 1.080%, 4/15/2027 (a)	$640,978	$634,689
ACC Auto Trust, Series 2021-A, Class B, 1.790%, 4/15/2027 (a)	4,776,000	4,611,175
ACC Trust, Series 2021-1, Class B, 1.430%, 7/22/2024 (a)	287,051	286,438
ACC Trust, Series 2022-1, Class B, 2.550%, 2/20/2025 (a)	2,400,000	2,328,943
ACHV ABS TRUST, Series 2023-1PL, Class A, 6.420%, 3/18/2030 (a)	200,000	200,526
Affirm Asset Securitization Trust, Series 2021-B, Class B, 1.240%, 8/17/2026 (a)	150,000	139,423
Affirm Asset Securitization Trust, Series 2021-B, Class D, 2.540%, 8/17/2026 (a)	250,000	221,384
Affirm Asset Securitization Trust, Series 2022-Z1, Class A, 4.550%, 6/15/2027 (a)	679,941	668,079
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.610%, 1/18/2028 (a)	600,000	600,783
Ally Auto Receivables Trust, Series 2022-3, Class A2, 5.290%, 8/15/2025	1,000,000	1,002,917
American Credit Acceptance Receivables Trust, Series 2022-4, Class B, 6.750%, 10/13/2026 (a)	600,000	609,965
American Express Credit Account Master Trust, Series 2018-3, Class A, 4.774% (1 Month LIBOR USD + 0.320%), 10/15/2025 (b)	1,795,000	1,799,870
Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class A, 1.190%, 1/15/2027 (a)	459,788	446,899
Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class C, 3.770%, 3/15/2027 (a)	150,000	135,383
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class A, 3.930%, 5/15/2028 (a)	1,255,545	1,224,655
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class A, 6.900%, 1/16/2029 (a)	563,757	570,346
Avant Credit Card Master Trust, Series 2021-1A, Class A, 1.370%, 4/15/2027 (a)	3,500,000	3,196,525
Avant Credit Card Master Trust, Series 2021-1A, Class B, 1.620%, 4/15/2027 (a)	2,250,000	2,048,602
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.210%, 7/15/2030 (a)	2,000,000	1,932,644
Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026 (a)	1,000,000	969,636
Avid Automobile Receivables Trust, Series 2021-1, Class D, 1.990%, 4/17/2028 (a)	1,000,000	918,620
BHG Securitization Trust, Series 2021-B, Class A, 0.900%, 10/17/2034 (a)	1,718,408	1,643,235
BHG Securitization Trust, Series 2022-B, Class A, 3.750%, 6/18/2035 (a)	1,639,074	1,621,390
CARDS II Trust, Series 2021-1A, Class A, 0.602%, 4/15/2027 (a)	325,000	308,832
CarNow Auto Receivables Trust, Series 2021-1A, Class D, 3.640%, 2/17/2026 (a)	1,250,000	1,195,699
CarNow Auto Receivables Trust, Series 2022-1A, Class B, 4.890%, 3/16/2026 (a)	1,250,000	1,245,351
Carvana Auto Receivables Trust, Series 2019-4A, Class D, 3.070%, 7/15/2025 (a)	500,000	494,125
Carvana Auto Receivables Trust, Series 2020-N1A, Class D, 3.430%, 1/15/2026 (a)	2,000,000	1,966,236
Carvana Auto Receivables Trust, Series 2021-P2, Class A3, 0.490%, 3/10/2026	1,298,856	1,254,386
Carvana Auto Receivables Trust, Series 2021-N1, Class B, 1.090%, 1/10/2028	2,542,034	2,393,549
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.300%, 1/10/2028	1,823,671	1,727,027
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.070%, 3/10/2028	624,449	572,973
Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	3,545,479	3,389,520
Carvana Auto Receivables Trust, Series 2022-N1, Class N, 4.600%, 12/10/2028 (a)	805,852	805,837
Carvana Auto Receivables Trust, Series 2022-P1, Class N, 4.350%, 1/10/2029 (a)	120,202	120,022
CFMT Issuer Trust, Series 2021-GRN1, Class A, 1.100%, 3/20/2041 (a)	1,960,359	1,799,445
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.991%, 1/25/2028 (a)	128,225	126,413
Chase Auto Credit Linked Notes, Series 2020-1, Class C, 1.389%, 1/25/2028 (a)	352,617	348,185
Chase Auto Credit Linked Notes, Series 2020-2, Class B, 0.840%, 2/25/2028 (a)	212,544	207,816
Chase Auto Credit Linked Notes, Series 2020-2, Class C, 1.139%, 2/25/2028 (a)	212,544	207,382
Chase Auto Credit Linked Notes, Series 2021-2, Class D, 1.138%, 12/25/2028 (a)	644,371	617,499
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 5.128% (1 Month LIBOR USD + 0.620%), 4/22/2026 (b)	1,865,000	1,872,688
Conn’s Receivables Funding LLC, Series 2022-A, Class A, 5.870%, 12/15/2026 (a)	2,096,802	2,102,031
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-33, Class PT, 11.526%, 10/17/2044 (a)(c)	812,830	756,831
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class C, 4.410%, 10/15/2026 (a)	264,123	263,294

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – (continued)
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	$500,000	$476,264
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class A, 2.550%, 12/17/2029 (a)	2,000,000	1,821,366
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.170%, 6/16/2025 (a)	58,422	58,394
CPS Auto Receivables Trust, Series 2023-A, Class B, 5.470%, 11/16/2026 (a)	750,000	750,161
CPS Auto Receivables Trust, Series 2022-D, Class A, 6.090%, 1/15/2027 (a)	1,773,688	1,778,990
CPS Auto Receivables Trust, Series 2021-D, Class D, 2.310%, 10/15/2027 (a)	2,000,000	1,861,774
CPS Auto Receivables Trust, Series 2021-B, Class E, 3.410%, 6/15/2028 (a)	500,000	431,562
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.880%, 4/15/2030 (a)	1,170,000	1,162,172
Credit Suisse ABS Trust, Series 2020-AT1, Class A, 2.610%, 10/15/2026 (a)	232,283	224,392
Donlen Fleet Lease Funding LLC, Series 2021-2, Class B, 0.980%, 12/11/2034 (a)	1,500,000	1,406,217
DT Auto Owner Trust, Series 2022-2A, Class B, 4.220%, 1/15/2027 (a)	1,700,000	1,675,743
DT Auto Owner Trust, Series 2022-1A, Class C, 2.960%, 11/15/2027 (a)	2,000,000	1,933,404
DT Auto Owner Trust, Series 2022-3A, Class B, 6.740%, 7/17/2028 (a)	2,700,000	2,771,736
DT Auto Owner Trust, Series 2021-3A, Class E, 2.650%, 9/15/2028 (a)	500,000	414,889
FHF Trust, Series 2021-2A, Class A, 0.830%, 12/15/2026 (a)	1,533,779	1,473,836
FHF Trust, Series 2021-1A, Class A, 1.270%, 3/15/2027 (a)	1,965,567	1,893,522
FHF Trust, Series 2022-2A, Class A, 6.140%, 12/15/2027 (a)	963,226	959,224
First Investors Auto Owner Trust, Series 2019-2A, Class F, 5.690%, 7/15/2026 (a)	500,000	461,147
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (a)	450,000	445,524
First Investors Auto Owner Trust, Series 2021-1A, Class B, 0.890%, 3/15/2027 (a)	1,690,000	1,640,845
First Investors Auto Owner Trust, Series 2021-2A, Class C, 1.470%, 11/15/2027 (a)	2,402,000	2,211,562
Flagship Credit Auto Trust, Series 2019-4, Class D, 3.120%, 1/15/2026 (a)	950,000	917,362
Foundation Finance Trust, Series 2020-1A, Class A, 3.540%, 7/15/2040 (a)	987,803	935,716
Foundation Finance Trust, Series 2021-1A, Class A, 1.270%, 5/15/2041 (a)	975,430	870,245
Foundation Finance Trust, Series 2021-2A, Class A, 2.190%, 1/15/2042 (a)	1,161,492	1,059,817
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class A2, 10/15/2026 (a)(c)	750,000	749,937
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F, 5.570%, 11/16/2026 (a)	2,600,000	2,598,164
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.620%, 6/15/2027 (a)	1,400,000	1,376,084
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.310%, 7/15/2027 (a)	3,000,000	2,858,343
Foursight Capital Automobile Receivables Trust, Series 2022-2, Class B, 5.190%, 10/15/2027 (a)	1,200,000	1,200,820
FREED ABS Trust, Series 2022-4FP, Class A, 6.490%, 12/18/2029 (a)	704,267	707,349
FREED ABS Trust, Series 2022-4FP, Class B, 7.580%, 12/18/2029 (a)	2,000,000	2,007,456
Genesis Sales Finance Master Trust, Series 2021-AA, Class A, 1.200%, 12/20/2026 (a)	2,000,000	1,839,606
GLS Auto Receivables Issuer Trust, Series 2019-1, Class D, 4.940%, 12/15/2025 (a)	5,875,000	5,852,975
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class D, 4.090%, 8/15/2026 (a)	1,750,000	1,702,435
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (a)	450,000	434,335
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class D, 7.480%, 4/15/2027 (a)	625,000	636,447
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class C, 1.940%, 10/15/2027 (a)	2,000,000	1,886,824
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A, 0.690%, 10/15/2025 (a)	600,000	583,144
Goldman Home Improvement Trust, Series 2021-GRN2, Class A, 1.150%, 6/26/2051 (a)	2,191,651	2,029,922
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210%, 12/25/2025 (a)	810,000	754,300
LAD Auto Receivables Trust, Series 2022-1A, Class A, 5.210%, 6/15/2027 (a)	763,957	757,988
Lendbuzz Securitization Trust, Series 2022-1A, Class A, 4.220%, 5/17/2027 (a)	5,152,179	5,010,932

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – (continued)
LendingClub Receivables Trust, Series 2020-6A, Class A, 2.750%, 11/15/2047 (a)	$115,841	$115,658
Lendingpoint Asset Securitization Trust, Series 2021-A, Class B, 1.460%, 12/15/2028 (a)	3,364,832	3,337,530
Lendingpoint Asset Securitization Trust, Series 2021-B, Class B, 1.680%, 2/15/2029 (a)	1,000,000	960,989
Lendingpoint Asset Securitization Trust, Series 2022-A, Class B, 2.410%, 6/15/2029 (a)	1,750,000	1,700,939
Lendingpoint Asset Securitization Trust, Series 2022-B, Class A, 4.770%, 10/15/2029 (a)	647,896	640,417
Lendingpoint Asset Securitization Trust, Series 2022-C, Class B, 7.460%, 2/15/2030 (a)	2,000,000	2,000,716
LendingPoint Asset Securitization Trust, Series 2020-REV1, Class A, 2.731%, 10/15/2028 (a)	1,318,666	1,305,469
LendingPoint Pass-Through Trust, Series 2022-ST1, Class A, 2.500%, 3/15/2028 (a)	1,122,188	1,073,904
LendingPoint Pass-Through Trust, Series 2022-ST2, Class A, 3.250%, 4/15/2028 (a)	1,282,647	1,241,357
LL ABS Trust, Series 2020-1A, Class C, 6.540%, 1/17/2028 (a)	2,129,692	2,106,348
LL ABS Trust, Series 2021-1A, Class A, 1.070%, 5/15/2029 (a)	1,795,691	1,744,112
LL ABS Trust, Series 2021-1A, Class B, 2.170%, 5/15/2029 (a)	1,000,000	918,305
Marlette Funding Trust, Series 2019-4A, Class C, 3.760%, 12/15/2029 (a)	4,098,526	4,033,302
Marlette Funding Trust, Series 2020-1A, Class D, 3.540%, 3/15/2030 (a)	8,396,860	8,152,687
Marlette Funding Trust, Series 2021-1A, Class D, 2.470%, 6/16/2031 (a)	1,000,000	923,851
Marlette Funding Trust, Series 2021-3A, Class B, 1.300%, 12/15/2031 (a)	3,000,000	2,838,438
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026 (a)	14,562,000	14,093,351
Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.500%, 9/21/2026 (a)	5,000,000	4,636,140
Mercury Financial Credit Card Master Trust, Series 2023-1, Class A, 9/20/2027 (a)	700,000	699,920
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.590%, 9/15/2026 (a)	2,000,000	1,939,078
Octane Receivables Trust, Series 2021-2A, Class A, 1.210%, 9/20/2028 (a)	1,164,239	1,112,648
Oportun Funding LLC, Series 2022-1, Class A, 3.250%, 6/15/2029 (a)	887,151	873,066
Oportun Issuance Trust, Series 2021-C, Class A, 2.180%, 10/8/2031 (a)	2,000,000	1,779,782
Pagaya AI Debt Selection Trust, Series 2020-3, Class C, 6.430%, 5/17/2027 (a)	2,000,000	1,982,520
Pagaya AI Debt Selection Trust, Series 2021-1, Class A, 1.180%, 11/15/2027 (a)	1,687,155	1,671,055
Pagaya AI Debt Selection Trust, Series 2021-1, Class B, 2.130%, 11/15/2027 (a)	10,045,859	9,534,665
Pagaya AI Debt Selection Trust, Series 2021-1, Class C, 4.090%, 11/15/2027 (a)	199,918	174,475
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class A, 1.220%, 1/16/2029 (a)	3,968,060	3,753,963
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class B, 1.820%, 1/16/2029 (a)	1,562,772	1,473,336
Pagaya AI Debt Selection Trust, Series 2021-3, Class B, 1.740%, 5/15/2029 (a)	2,999,837	2,763,123
Pagaya AI Debt Selection Trust, Series 2021-5, Class B, 2.630%, 8/15/2029 (a)	999,882	911,797
Pagaya AI Debt Selection Trust, Series 2022-1, Class A, 2.030%, 10/15/2029 (a)	4,417,390	4,284,223
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)	2,499,669	2,286,298
Pagaya AI Debt Selection Trust, Series 2022-3, Class A, 6.060%, 3/15/2030 (a)	2,525,231	2,504,822
Pagaya AI Debt Selection Trust, Series 2022-5, Class A, 8.096%, 6/17/2030 (a)	1,477,082	1,493,570
Prestige Auto Receivables Trust, Series 2022-1A, Class B, 6.550%, 7/17/2028 (a)	1,160,000	1,176,920
Purchasing Power Funding LLC, Series 2021-A, Class A, 1.570%, 10/15/2025 (a)	2,500,000	2,448,322
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.281%, 5/17/2032 (a)	269,871	263,173
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.810%, 1/15/2026	500,000	502,428
Skopos Auto Receivables Trust, Series 2019-1A, Class D, 5.240%, 4/15/2025 (a)	3,945,572	3,930,863
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	500,000	492,235
SoFi Consumer Loan Program Trust, Series 2022-1S, Class A, 6.210%, 4/15/2031 (a)	1,340,061	1,344,335
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037 (a)	10,363,595	9,536,518
Theorem Funding Trust, Series 2021-1A, Class B, 1.840%, 12/15/2027 (a)	2,000,000	1,878,832
Theorem Funding Trust, Series 2022-1A, Class A, 1.850%, 2/15/2028 (a)	2,102,119	2,047,809
Theorem Funding Trust, Series 2022-2A, Class A, 6.060%, 12/15/2028 (a)	766,445	763,654
Theorem Funding Trust, Series 2022-3A, Class A, 7.600%, 4/15/2029 (a)	4,152,831	4,199,816
Theorem Funding Trust, Series 2022-3A, Class B, 8.950%, 4/15/2029 (a)	1,400,000	1,413,790
Tricolor Auto Securitization Trust, Series 2022-1A, Class B, 4.340%, 5/15/2025 (a)	800,000	792,627

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – (continued)
U.S. Auto Funding Receivables LLC, Series 2020-1A, Class C, 5.940%, 8/15/2024 (a)	$2,000,000	$1,997,798
U.S. Auto Funding Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	5,828,000	5,904,749
UNIFY Auto Receivables Trust, Series 2021-1A, Class B, 1.290%, 11/16/2026 (a)	1,450,000	1,337,010
United Auto Credit Securitization Trust, Series 2023-1, Class A, 6.320%, 7/10/2025 (a)	700,000	701,010
United Auto Credit Securitization Trust, Series 2022-2, Class B, 5.410%, 12/10/2025 (a)	1,000,000	997,537
United Auto Credit Securitization Trust, Series 2022-1, Class C, 2.610%, 6/10/2027 (a)	2,000,000	1,955,896
Upgrade Master Pass-Thru Trust, Series 2019-ST1, Class A, 4.000%, 7/15/2025 (a)	35,107	35,051
Upgrade Master Pass-Thru Trust, Series 2019-ST3, Class A, 3.750%, 11/15/2025 (a)	259,183	259,206
Upgrade Master Pass-Thru Trust, Series 2019-ST4, Class A, 3.750%, 12/15/2025 (a)	927	928
Upstart Pass-Through Trust, Series 2020-ST5, Class A, 3.000%, 12/20/2026 (a)	910,403	872,135
Upstart Pass-Through Trust, Series 2020-ST6, Class A, 3.000%, 1/20/2027 (a)	643,698	614,069
Upstart Pass-Through Trust, Series 2021-ST1, Class A, 2.750%, 2/20/2027 (a)	2,586,825	2,469,042
Upstart Pass-Through Trust, Series 2021-ST2, Class A, 2.500%, 4/20/2027 (a)	5,333,654	5,098,818
Upstart Pass-Through Trust, Series 2021-ST3, Class A, 2.000%, 5/20/2027 (a)	3,825,098	3,608,961
Upstart Pass-Through Trust, Series 2021-ST4, Class A, 2.000%, 7/20/2027 (a)	4,114,167	3,846,141
Upstart Pass-Through Trust, Series 2021-ST6, Class A, 1.850%, 8/20/2027 (a)	4,429,725	4,149,944
Upstart Pass-Through Trust, Series 2020-ST1, Class A, 3.750%, 2/20/2028 (a)	1,475,735	1,446,424
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.500%, 3/20/2028 (a)	1,273,744	1,247,348
Upstart Pass-Through Trust, Series 2020-ST3, Class A, 3.350%, 4/20/2028 (a)	2,150,069	2,102,494
Upstart Pass-Through Trust, Series 2021-ST7, Class A, 1.850%, 9/20/2029 (a)	1,168,166	1,128,330
Upstart Pass-Through Trust, Series 2021-ST8, Class A, 1.750%, 10/20/2029 (a)	2,838,839	2,665,139
Upstart Pass-Through Trust, Series 2021-ST10, Class A, 2.250%, 1/20/2030 (a)	2,846,109	2,728,784
Upstart Pass-Through Trust, Series 2022-ST1, Class A, 2.600%, 3/20/2030 (a)	2,526,775	2,385,167
Upstart Pass-Through Trust, Series 2022-2A, Class A, 4.250%, 6/17/2030 (a)	761,605	733,176
Upstart Pass-Through Trust, Series 2022-4A, Class A, 7.010%, 10/15/2030 (a)	3,697,359	3,692,475
Upstart Securitization Trust, Series 2019-2, Class C, 4.783%, 9/20/2029 (a)	2,196,532	2,189,574
Upstart Securitization Trust, Series 2019-3, Class C, 5.381%, 1/21/2030 (a)	1,185,386	1,172,863
Upstart Securitization Trust, Series 2020-2, Class A, 2.309%, 11/20/2030 (a)	2,453,156	2,390,487
Upstart Securitization Trust, Series 2021-1, Class C, 4.060%, 3/20/2031 (a)	900,000	837,304
Upstart Securitization Trust, Series 2021-2, Class C, 3.610%, 6/20/2031 (a)	250,000	222,639
Upstart Securitization Trust, Series 2021-3, Class B, 1.660%, 7/20/2031 (a)	1,350,000	1,269,571
Upstart Securitization Trust, Series 2021-4, Class B, 1.840%, 9/20/2031 (a)	4,000,000	3,676,100
Upstart Securitization Trust, Series 2021-5, Class A, 1.310%, 11/20/2031 (a)	209,803	204,409
Upstart Securitization Trust, Series 2021-5, Class B, 2.490%, 11/20/2031 (a)	1,000,000	910,832
Upstart Securitization Trust, Series 2022-2, Class A, 4.370%, 5/20/2032 (a)	335,112	330,335
Upstart Securitization Trust, Series 2022-4, Class A, 5.980%, 8/20/2032 (a)	1,751,706	1,733,979
US Auto Funding Trust, Series 2022-1A, Class B, 5.130%, 12/15/2025 (a)	500,000	494,207
Veros Automobile Receivables Trust, Series 2022-1, Class A, 3.470%, 12/15/2025 (a)	957,619	941,619
Veros Automobile Receivables Trust, Series 2021-1, Class A, 0.920%, 10/15/2026 (a)	315,109	310,888
Westlake Automobile Receivables Trust, Series 2022-3A, Class A2, 5.240%, 7/15/2025 (a)	4,000,000	4,004,156
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.240%, 11/17/2025 (a)	835,000	818,408
Westlake Automobile Receivables Trust, Series 2020-2A, Class D, 2.760%, 1/15/2026 (a)	1,000,000	979,665
Westlake Automobile Receivables Trust, Series 2023-1A, Class A2A, 5.510%, 6/15/2026 (a)	1,000,000	1,001,904
Westlake Automobile Receivables Trust, Series 2021-2A, Class E, 2.380%, 3/15/2027 (a)	2,250,000	2,086,180

TOTAL ASSET-BACKED SECURITIES (Cost – $323,619,384)		$313,616,121

Collateralized Loan Obligations – 11.81%
Atrium CLO Ltd., Series 12A, Class AR, 5.645% (3 Month LIBOR USD + 0.830%), 4/22/2027 (a)(b)	2,946,631	2,921,877

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Barings Middle Market CLO Ltd., Series 2021-IA, Class X, 1.399% (3 Month LIBOR USD + 1.250%), 7/20/2033 (a)(b)	$2,857,143	$2,852,671
Cathedral Lake CLO Ltd., Series 2021-6A, Class X, 5.818% (3 Month LIBOR USD + 1.000%), 4/25/2034 (a)(b)	2,736,842	2,735,452
Cedar Funding CLO Ltd., Series 2014-4A, Class X, 5.715% (3 Month LIBOR USD + 0.900%), 7/24/2034 (a)(b)	1,666,664	1,665,759
Cerberus Loan Funding LP, Series 2021-6A, Class A, 6.192% (3 Month LIBOR USD + 1.400%), 11/22/2033 (a)(b)	1,611,406	1,602,401
CIFC Funding Ltd., Series 2015-3A, Class AR, 5.668% (3 Month LIBOR USD + 0.870%), 4/19/2029 (a)(b)	4,362,822	4,329,228
Elevation CLO Ltd., Series 2021-13A, Class X, 5.792% (3 Month LIBOR USD + 1.000%), 7/17/2034 (a)(b)	2,000,000	1,999,176
Elevation CLO Ltd., Series 2021-14A, Class X, 5.758% (3 Month LIBOR USD + 0.950%), 10/20/2034 (a)(b)	2,750,000	2,748,776
First Eagle Commercial Loan Funding LLC, Series 2016-1A, Class A1AR, 6.508% (3 Month LIBOR USD + 1.690%), 1/26/2032 (a)(b)	6,402,485	6,365,165
Gallatin CLO Ltd., Series 2018-1A, Class A, 5.865% (3 Month LIBOR USD + 1.050%), 1/21/2028 (a)(b)	904,686	901,286
Golub Capital Partners CLO Ltd., Series 2015-24A, Class AR, 6.132% (3 Month LIBOR USD + 1.600%), 11/5/2029 (a)(b)	1,200,000	1,187,428
Great Lakes CLO Ltd., Series 2021-5A, Class AX, 5.742% (3 Month LIBOR USD + 0.950%), 4/15/2033 (a)(b)	2,134,286	2,115,807
Hayfin Kingsland Ltd., Series 2019-2A, Class XR, 5.758% (3 Month LIBOR USD + 0.950%), 10/20/2034 (a)(b)	2,100,000	2,099,158
Highbridge Loan Management Ltd., Series 2015-7A, Class BR, 5.786% (3 Month LIBOR USD + 1.180%), 3/15/2027 (a)(b)	4,000,000	3,976,632
ICG US CLO Ltd., Series 2015-1X, Class A1R, 5.938% (3 Month LIBOR USD + 1.140%), 10/19/2028 (b)(d)	1,777,225	1,764,191
Jamestown CLO Ltd., Series 2016-9A, Class XRR, 5.718% (3 Month LIBOR USD + 0.900%), 7/25/2034 (a)(b)	2,333,350	2,332,426
Lake Shore MM CLO Ltd., Series 2021-1A, Class X, 5.972% (3 Month LIBOR USD + 1.180%), 10/17/2033 (a)(b)	3,483,333	3,477,923
Marble Point CLO Ltd., Series 2020-3A, Class X, 5.648% (3 Month LIBOR USD + 0.850%), 1/19/2034 (a)(b)	999,998	999,604
Monroe Capital MML CLO Ltd., Series 2017-1A, Class AR, 6.115% (3 Month LIBOR USD + 1.300%), 4/23/2029 (a)(b)	2,100,600	2,083,518
Monroe Capital MML CLO Ltd., Series 2018-1A, Class A, 6.242% (3 Month LIBOR USD + 1.450%), 4/15/2030 (a)(b)	1,985,306	1,966,562
Monroe Capital MML CLO Ltd., Series 2021-2A, Class X, 5.753% (3 Month LIBOR USD + 1.000%), 9/14/2033 (a)(b)	3,372,000	3,368,139
Mountain View CLO Ltd., Series 2016-1A, Class XR, 5.592% (3 Month LIBOR USD + 0.800%), 4/14/2033 (a)(b)	1,684,210	1,684,210
Mountain View CLO Ltd., Series 2019-1A, Class XR, 5.542% (3 Month LIBOR USD + 0.750%), 10/16/2034 (a)(b)	1,631,250	1,630,839
Neuberger Berman CLO Ltd., Series 2015-20A, Class XR, 5.742% (3 Month LIBOR USD + 0.950%), 7/17/2034 (a)(b)	3,500,000	3,498,086
Owl Rock CLO Ltd., Series 2019-1A, Class A, 6.475% (3 Month LIBOR USD + 1.800%), 5/20/2031 (a)(b)	3,000,000	2,978,445

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
OZLM Ltd., Series 2015-14A, Class X, 5.792% (3 Month LIBOR USD + 1.000%), 7/17/2034 (a)(b)	$600,000	$599,774
Saranac CLO Ltd., Series 2014-2A, Class A1AR, 5.905% (3 Month LIBOR USD + 1.230%), 11/20/2029 (a)(b)	5,074,838	5,041,801
Sculptor CLO Ltd., Series 25A, Class X, 5.542% (3 Month LIBOR USD + 0.750%), 1/15/2031 (a)(b)	500,000	499,925
Symphony CLO Ltd., Series 2021-25A, Class X, 5.498% (3 Month LIBOR USD + 0.700%), 4/19/2034 (a)(b)	500,000	499,873
TCW CLO Ltd., Series 2020-1A, Class XRR, 5.658% (3 Month LIBOR USD + 0.850%), 4/20/2034 (a)(b)	2,285,714	2,284,450
TCW CLO Ltd., Series 2021-2A, Class X, 5.818% (3 Month LIBOR USD + 1.000%), 7/25/2034 (a)(b)	2,666,667	2,665,584
TCW CLO Ltd., Series 2019-1A, Class XR, 5.644% (3 Month LIBOR USD + 1.000%), 8/16/2034 (a)(b)	2,666,667	2,666,000
THL Credit Lake Shore MM CLO Ltd., Series 2019-1A, Class X, 5.792% (3 Month LIBOR USD + 1.000%), 4/15/2033 (a)(b)	1,666,667	1,663,177
Wellfleet CLO Ltd., Series 2019-XA, Class X, 5.808% (3 Month LIBOR USD + 1.000%), 7/20/2032 (a)(b)	2,727,273	2,726,051

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $82,094,181)		$81,931,394

Commercial Mortgage-Backed Securities – 4.16%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, 5.665% (1 Month LIBOR USD + 1.200%), 6/17/2036 (a)(b)	2,000,000	1,950,686
BDS Ltd., Series 2021-FL8, Class B, 5.820% (1 Month LIBOR USD + 1.350%), 1/18/2036 (a)(b)	2,000,000	1,881,562
BX Commercial Mortgage Trust, Series 2021-VOLT, Class B, 5.409% (1 Month LIBOR USD + 0.950%), 9/15/2036 (a)(b)	2,000,000	1,937,554
BXP Trust, Series 2017-CQHP, Class A, 5.309% (1 Month LIBOR USD + 0.850%), 11/15/2034 (a)(b)	1,000,000	990,036
BXP Trust, Series 2017-CQHP, Class C, 5.709% (1 Month LIBOR USD + 1.250%), 11/15/2034 (a)(b)	3,000,000	2,935,020
CSMC Trust, Series 2017-PFHP, Class A, 5.409% (1 Month LIBOR USD + 0.950%), 12/16/2030 (a)(b)	620,000	618,419
Extended Stay America Trust, Series 2021-ESH, Class B, 5.839% (1 Month LIBOR USD + 1.380%), 7/15/2038 (a)(b)	1,366,669	1,328,050
Greystone CRE Notes Ltd., Series 2021-HC2, Class A, 6.397% (TSFR1M + 1.914%), 12/15/2039 (a)(b)	5,000,000	4,892,990
GS Mortgage-Backed Securities Corp. Trust, Series 2018-TWR, Class B, 5.909% (1 Month LIBOR USD + 1.450%), 7/15/2031 (a)(b)	775,000	747,174
GS Mortgage-Backed Securities Corp. Trust, Series 2018-HART, Class B, 5.760% (1 Month LIBOR USD + 1.300%), 10/15/2031 (a)(b)	683,000	667,545
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 5.909% (1 Month LIBOR USD + 1.450%), 4/15/2031 (a)(b)	1,253,000	1,162,862
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A, 5.419% (1 Month LIBOR USD + 0.960%), 7/15/2036 (a)(b)	351,748	352,892
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 6.058% (TSFR1M + 1.579%), 7/15/2036 (a)(b)	1,000,000	979,151
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, 6.106% (1 Month LIBOR USD + 1.600%), 7/25/2036 (a)(b)	1,950,000	1,817,373
Velocity Commercial Capital Loan Trust, Series 2021-2, Class A, 1.520%, 8/25/2051 (a)(c)	3,902,956	3,284,424

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
Velocity Commercial Capital Loan Trust, Series 2021-3, Class A, 1.960%, 10/25/2051 (a)(c)	$2,556,314	$2,200,884
Velocity Commercial Capital Loan Trust, Series 2021-4, Class A, 2.520%, 12/25/2051 (a)(c)	1,239,243	1,099,854

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $30,654,359)		$28,846,476

Commercial Mortgage-Backed Securities – U.S. Government Agency – 6.28%
Federal Home Loan Mortgage Corp., Series K-036, Class A2, 3.527%, 10/25/2023 (c)	1,599,114	1,583,241
Federal Home Loan Mortgage Corp., Series K-F29, Class A, 4.752% (1 Month LIBOR USD + 0.360%), 2/25/2024 (b)	1,198,546	1,197,018
Federal Home Loan Mortgage Corp., Series K-F51, Class A, 4.792% (1 Month LIBOR USD + 0.400%), 8/25/2025 (b)	2,131,922	2,124,379
Federal Home Loan Mortgage Corp., Series K-F60, Class A, 4.882% (1 Month LIBOR USD + 0.490%), 2/25/2026 (b)	1,184,460	1,182,381
Federal Home Loan Mortgage Corp., Series K-F62, Class A, 4.872% (1 Month LIBOR USD + 0.480%), 4/25/2026 (b)	761,483	758,660
Federal Home Loan Mortgage Corp., Series K-F64, Class A, 4.832% (1 Month LIBOR USD + 0.440%), 6/25/2026 (b)	283,349	281,913
Federal Home Loan Mortgage Corp., Series K-F68, Class A, 4.882% (1 Month LIBOR USD + 0.490%), 7/27/2026 (b)	6,267,829	6,245,033
Federal Home Loan Mortgage Corp., Series K-F74, Class AS, 4.592% (MSOFR1MC + 0.530%), 1/25/2027 (b)	119,046	118,429
Federal Home Loan Mortgage Corp., Series K-F81, Class AS, 4.462% (SOFR30A + 0.400%), 6/25/2027 (b)	1,713,064	1,696,336
Federal Home Loan Mortgage Corp., Series K-F86, Class AS, 4.382% (SOFR30A + 0.320%), 8/25/2027 (b)	5,040,148	4,976,233
Federal Home Loan Mortgage Corp., Series K-F86, Class AL, 4.682% (1 Month LIBOR USD + 0.290%), 8/25/2027 (b)	1,537,455	1,515,222
Federal Home Loan Mortgage Corp., Series K-F93, Class AS, 4.372% (SOFR30A + 0.310%), 10/25/2027 (b)	1,256,001	1,236,965
Federal Home Loan Mortgage Corp., Series K-F93, Class AL, 4.672% (1 Month LIBOR USD + 0.280%), 10/25/2027 (b)	1,469,007	1,446,048
Federal Home Loan Mortgage Corp., Series K-F100, Class AL, 4.522% (1 Month LIBOR USD + 0.130%), 11/26/2027 (b)	4,660,110	4,562,817
Federal Home Loan Mortgage Corp., Series K-F100, Class AS, 4.242% (SOFR30A + 0.180%), 1/25/2028 (b)	2,295,344	2,246,607
Federal Home Loan Mortgage Corp., Series K-F43, Class A, 4.632% (1 Month LIBOR USD + 0.240%), 1/25/2028 (b)	2,369,114	2,339,695
Federal Home Loan Mortgage Corp., Series K-F48, Class A, 4.682% (1 Month LIBOR USD + 0.290%), 6/25/2028 (b)	829,867	820,761
Federal Home Loan Mortgage Corp., Series K-F84, Class AL, 4.692% (1 Month LIBOR USD + 0.300%), 7/25/2030 (b)	2,472,939	2,423,299
Federal Home Loan Mortgage Corp., Series K-F92, Class AS, 4.422% (SOFR30A + 0.360%), 10/25/2030 (b)	511,034	500,288
Federal Home Loan Mortgage Corp., Series K-F91, Class AL, 4.722% (1 Month LIBOR USD + 0.330%), 10/25/2030 (b)	1,072,278	1,047,983
Federal Home Loan Mortgage Corp., Series K-F96, Class AS, 4.362% (SOFR30A + 0.300%), 11/25/2030 (b)	528,473	513,560
Federal Home Loan Mortgage Corp., Series K-F94, Class AL, 4.692% (1 Month LIBOR USD + 0.300%), 11/25/2030 (b)	1,102,928	1,075,414

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series K-F99, Class AS, 4.262% (SOFR30A + 0.200%), 12/26/2030 (b)	$1,496,401	$1,448,722
Federal Home Loan Mortgage Corp., Series K-F114, Class AS, 4.282% (SOFR30A + 0.220%), 5/27/2031 (b)	354,337	341,302
Federal National Mortgage Association, 2.500%, 9/1/2024	1,955,894	1,885,071

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $44,176,176)		$43,567,377

Corporate Obligations – 2.72%
Basic Materials – 0.49%
Compass Minerals International, Inc., 4.875%, 7/15/2024 (a)	3,000,000	2,909,310
FMG Resources Ltd., 5.125%, 5/15/2024 (a)	500,000	497,130

		3,406,440

Consumer, Cyclical – 0.40%
Ford Motor Credit Co LLC, 3.370%, 11/17/2023	800,000	786,202
Ford Motor Credit Co LLC, 5.584%, 3/18/2024	2,000,000	1,988,028

		2,774,230

Consumer, Non-cyclical – 0.50%
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.250%, 4/15/2024 (a)	3,500,000	3,466,505

Energy – 0.15%
Occidental Petroleum Corp., 6.950%, 7/1/2024	472,000	481,083
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023	550,000	550,585

		1,031,668

Financial – 1.18%
goeasy Ltd., 5.375%, 12/1/2024 (a)	1,000,000	958,680
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	2,000,000	1,989,705
OneMain Finance Corp., 6.125%, 3/15/2024	1,275,000	1,265,693
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (a)	4,000,000	3,986,000

		8,200,078

TOTAL CORPORATE OBLIGATIONS (Cost – $19,323,056)		$18,878,921

Investment Companies – 0.71%	Shares
Affiliated Exchange Traded Funds – 0.71%
Angel Oak Ultrashort Income ETF	96,500	4,880,005

TOTAL INVESTMENT COMPANIES (Cost – $4,829,286)		$4,880,005

	Principal Amount
Residential Mortgage-Backed Securities – 23.81%
Banc of America Funding Corp., Series 2015-R3, Class 7A1, 4.711% (1 Month LIBOR USD + 0.205%), 4/29/2037 (a)(b)	$1,583,955	1,488,987

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Bellemeade Re Ltd., Series 2018-3A, Class M1B, 6.356% (1 Month LIBOR USD + 1.850%), 10/25/2028 (a)(b)	$164,331	$164,235
Bellemeade Re Ltd., Series 2019-1A, Class M2, 7.206% (1 Month LIBOR USD + 2.700%), 3/25/2029 (a)(b)	1,500,000	1,511,736
Bellemeade Re Ltd., Series 2019-3A, Class M1C, 6.456% (1 Month LIBOR USD + 1.950%), 7/25/2029 (a)(b)	1,397,350	1,384,867
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 1.991%, 10/25/2059 (a)(e)	387,384	371,751
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A2, 1.789%, 5/25/2060 (a)(c)	824,600	794,735
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3, 2.406%, 5/25/2060 (a)(c)	571,166	545,096
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A3, 3.135%, 11/25/2059 (a)(e)	1,427,018	1,367,330
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898%, 6/25/2036 (a)(c)	1,243,310	1,182,686
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 5.289% (1 Month LIBOR USD + 0.900%), 8/25/2049 (a)(b)	1,462,309	1,394,437
CIM Trust, Series 2019-INV2, Class A11, 5.339% (1 Month LIBOR USD + 0.950%), 5/25/2049 (a)(b)	203,437	190,780
CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059 (a)(e)	2,887,779	2,616,030
COLT Funding LLC, Series 2021-3R, Class A3, 1.513%, 12/26/2064 (a)(c)	831,323	676,503
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, 3/25/2065 (a)(c)	245,302	242,943
COLT Mortgage Loan Trust, Series 2020-2, Class A3, 3.698%, 3/25/2065 (a)(c)	1,710,000	1,586,926
COLT Mortgage Loan Trust, Series 2020-3, Class A1, 1.506%, 4/27/2065 (a)(c)	977,053	930,400
COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.380%, 4/27/2065 (a)(c)	286,270	277,368
COLT Mortgage Loan Trust, Series 2021-2, Class A2, 1.130%, 8/25/2066 (a)(c)	778,731	652,013
COLT Mortgage Loan Trust, Series 2022-7, Class A3, 6.250%, 7/25/2067 (a)(c)	642,627	625,900
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A3, 1.421%, 5/25/2065 (a)(c)	792,981	702,020
Credit Suisse Mortgage Trust, Series 2021-NQM3, Class A3, 1.632%, 4/25/2066 (a)(c)	5,967,218	4,989,483
Credit Suisse Mortgage Trust, Series 2021-NQM7, Class A2, 1.961%, 10/25/2066 (a)(c)	3,619,064	3,119,749
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class A2, 2.303%, 10/25/2066 (a)(c)	4,272,487	3,663,320
CSMC Trust, Series 2019-AFC1, Class A2, 2.776%, 8/25/2049 (a)(e)	762,079	727,696
CSMC Trust, Series 2019-AFC1, Class A3, 2.877%, 8/25/2049 (a)(e)	1,701,527	1,620,746
CSMC Trust, Series 2020-AFC1, Class A3, 2.514%, 2/25/2050 (a)(c)	493,091	471,360
CSMC Trust, Series 2019-NQM1, Class A1, 2.656%, 10/25/2059 (a)(e)	1,452,306	1,402,716
CSMC Trust, Series 2021-NQM1, Class A1, 0.809%, 5/25/2065 (a)(c)	1,814,735	1,572,037
CSMC Trust, Series 2021-NQM5, Class A3, 1.349%, 5/25/2066 (a)(c)	3,410,578	2,722,552
Deephaven Residential Mortgage Trust, Series 2021-1, Class A1, 0.715%, 5/25/2065 (a)(c)	1,284,123	1,203,325
Deephaven Residential Mortgage Trust, Series 2021-2, Class A3, 1.260%, 4/25/2066 (a)(c)	925,735	751,274
Flagstar Mortgage Trust, Series 2018-6RR, Class 1A2, 5.206% (1 Month LIBOR USD + 0.700%), 10/25/2048 (a)(b)	1,134,576	1,059,482
FWD Securitization Trust, Series 2019-INV1, Class A2, 3.010%, 6/25/2049 (a)(c)	580,762	549,855
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (a)(c)	39,024	37,414
GCAT Trust, Series 2020-NQM1, Class A3, 2.554%, 1/25/2060 (a)(e)	353,467	338,722
GCAT Trust, Series 2020-NQM2, Class A1, 1.555%, 4/25/2065 (a)(e)	1,206,065	1,081,743
GCAT Trust, Series 2022-NQM4, Class A3, 5.730%, 8/25/2067 (a)(e)	629,685	605,631
GS Mortgage-Backed Securities Corp. Trust, Series 2014-EB1A, Class B2, 3.369%, 7/25/2044 (a)(c)	2,167,446	2,145,166
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ1, Class A1, 3.500%, 5/25/2050 (a)(c)	210,961	192,472
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ2, Class A1, 3.500%, 7/25/2050 (a)(c)	247,170	224,029
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class A6, 2.500%, 9/25/2051 (a)(c)	2,978,460	2,615,615
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class A8, 2.500%, 2/25/2052 (a)(c)	8,536,170	7,643,424
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ10, Class A8, 2.500%, 3/25/2052 (a)(c)	4,371,708	3,787,866

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2020-NQM1, Class A2, 1.791%, 9/25/2060 (a)(c)	$446,848	$422,484
GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A3, 1.532%, 7/25/2061 (a)(c)	1,672,102	1,413,744
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3, 1.617%, 6/25/2056 (a)(c)	1,450,820	1,233,728
JP Morgan Mortgage Trust, Series 2018-1, Class B1, 3.614%, 6/25/2048 (a)(c)	885,506	809,310
JP Morgan Mortgage Trust, Series 2019-1, Class A11, 5.456% (1 Month LIBOR USD + 0.950%), 5/25/2049 (a)(b)	110,405	102,076
JP Morgan Mortgage Trust, Series 2019-2, Class A11, 5.339% (1 Month LIBOR USD + 0.950%), 8/25/2049 (a)(b)	363,364	353,489
JP Morgan Mortgage Trust, Series 2019-5, Class A11, 5.289% (1 Month LIBOR USD + 0.900%), 11/25/2049 (a)(b)	882,560	847,230
JP Morgan Mortgage Trust, Series 2019-6, Class A3, 3.500%, 12/25/2049 (a)(c)	1,922,553	1,744,921
JP Morgan Mortgage Trust, Series 2019-LTV3, Class A3, 3.500%, 3/25/2050 (a)(c)	233,709	230,789
JP Morgan Mortgage Trust, Series 2019-INV3, Class A11, 5.389% (1 Month LIBOR USD + 1.000%), 5/25/2050 (a)(b)	620,592	572,250
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11, 5.389% (1 Month LIBOR USD + 1.000%), 6/25/2050 (a)(b)	598,047	591,909
JP Morgan Mortgage Trust, Series 2020-7, Class A11, 5.189% (1 Month LIBOR USD + 0.800%), 1/25/2051 (a)(b)	917,210	852,247
JP Morgan Mortgage Trust, Series 2021-1, Class A11, 4.578% (SOFR30A + 0.650%), 6/25/2051 (a)(b)	4,358,417	3,984,090
JP Morgan Mortgage Trust, Series 2021-6, Class A6, 2.500%, 10/25/2051 (a)(c)	2,831,289	2,594,961
Mello Mortgage Capital Accepatance, Series 2021-MTG2, Class A10, 2.500%, 6/25/2051 (a)(c)	3,814,665	3,307,936
METLIFE Securitization Trust, Series 2020-INV1, Class A5, 3.000%, 5/25/2050 (a)(c)	1,929,825	1,654,704
MFA Trust, Series 2021-INV1, Class A2, 1.057%, 1/25/2056 (a)(c)	694,620	650,657
MFA Trust, Series 2020-NQM3, Class A2, 1.324%, 1/26/2065 (a)(c)	631,320	595,418
MFA Trust, Series 2020-NQM1, Class A3, 2.300%, 3/25/2065 (a)(c)	904,474	845,261
Mill City Mortgage Loan Trust, Series 2019-GS2, Class A1, 2.750%, 8/25/2059 (a)(c)	377,117	350,122
Mill City Mortgage Loan Trust, Series 2021-NMR1, Class A1, 1.125%, 11/25/2060 (a)(c)	1,232,145	1,135,498
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A6, 2.500%, 6/25/2051 (a)(c)	2,424,629	2,171,051
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, 10/25/2058 (a)(c)	359,628	321,682
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.710%, 11/25/2059 (a)(c)	502,884	478,087
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A3, 3.065%, 11/25/2059 (a)(c)	378,212	356,715
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, 5/25/2060 (a)(c)	663,187	636,873
NLT Trust, Series 2021-INV2, Class A3, 1.520%, 8/25/2056 (a)(c)	2,036,046	1,657,631
NMLT Trust, Series 2021-INV1, Class A3, 1.797%, 5/25/2056 (a)(c)	1,529,631	1,255,365
OBX Trust, Series 2018-EXP1, Class 2A2, 5.506% (1 Month LIBOR USD + 1.000%), 4/27/2048 (a)(b)	133,444	130,097
OBX Trust, Series 2020-EXP1, Class 2A1, 5.256% (1 Month LIBOR USD + 0.750%), 1/26/2060 (a)(b)	549,553	508,383
OBX Trust, Series 2021-NQM1, Class A3, 1.329%, 2/25/2066 (a)(c)	4,850,898	4,005,246
Pepper Residential Securities Trust, Series 21A, Class A1U, 5.339% (1 Month LIBOR USD + 0.880%), 1/16/2060 (a)(b)	10,531	10,539
Pepper Residential Securities Trust, Series 23A, Class A1U, 5.415% (1 Month LIBOR USD + 0.950%), 8/18/2060 (a)(b)	31,101	31,121
PNMAC Issuer Trust, Series 2018-FT1, Class A, 6.856% (1 Month LIBOR USD + 2.350%), 4/25/2023 (a)(b)(f)	5,000,000	4,991,130
Pretium Mortgage Credit Partners LLC, Series 2021-NPL3, Class A1, 1.868%, 7/25/2051 (a)(e)	5,150,465	4,591,032

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026 (a)(e)	$106,035	$99,659
PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026 (a)(e)	110,129	102,092
PRPM LLC, Series 2021-6, Class A1, 1.793%, 7/25/2026 (a)(e)	3,212,171	2,997,759
PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026 (a)(e)	2,180,256	2,040,187
PRPM LLC, Series 2022-NQM1, Class A3, 5.500%, 8/25/2067 (a)(e)	2,430,567	2,278,120
RCO Mortgage LLC, Series 2022-1, Class A1, 2.981%, 1/25/2027 (a)(e)	3,679,839	3,491,137
Residential Mortgage Loan Trust, Series 2019-2, Class A3, 3.220%, 5/25/2059 (a)(c)	294,464	286,873
Residential Mortgage Loan Trust, Series 2020-1, Class A3, 2.684%, 1/25/2060 (a)(c)	599,143	574,320
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 5.251% (1 Month LIBOR USD + 0.850%), 12/5/2059 (a)(b)	21,830	21,872
Saluda Grade Alternative Mortgage Trust, Series 2021-MF1, Class A1, 2.805%, 11/25/2029 (a)(c)	5,000,000	4,743,990
SG Residential Mortgage Trust, Series 2019-3, Class A1, 2.703%, 9/25/2059 (a)(c)	1,066,587	1,039,169
SG Residential Mortgage Trust, Series 2019-3, Class A2, 2.877%, 9/25/2059 (a)(c)	206,834	201,911
SG Residential Mortgage Trust, Series 2021-2, Class A2, 1.942%, 12/25/2061 (a)(c)	4,294,771	3,698,485
SG Residential Mortgage Trust, Series 2022-2, Class A3, 5.353%, 9/25/2067 (a)(c)	970,608	917,343
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A1, 2.521%, 1/28/2050 (a)(c)	140,238	139,026
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A2, 2.624%, 1/28/2050 (a)(c)	74,136	73,403
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, 2/25/2050 (a)(c)	553,287	526,935
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A3, 1.593%, 11/25/2055 (a)(c)	1,543,960	1,393,839
Starwood Mortgage Residential Trust, Series 2021-3, Class A3, 1.518%, 6/25/2056 (a)(c)	3,426,902	2,826,852
Starwood Mortgage Residential Trust, Series 2021-2, Class A3, 1.431%, 5/25/2065 (a)(c)	565,395	520,683
Starwood Mortgage Residential Trust, Series 2021-5, Class A2, 2.178%, 9/25/2066 (a)(c)	4,394,214	3,825,788
Starwood Mortgage Residential Trust, Series 2021-5, Class A3, 2.436%, 9/25/2066 (a)(c)	3,878,389	3,381,140
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.750%, 4/25/2057 (a)(c)	597,456	591,656
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, 10/25/2057 (a)(c)	134,927	124,084
Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 5.506% (1 Month LIBOR USD + 1.000%), 10/27/2059 (a)(b)	1,338,509	1,322,504
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/18/2036 (a)	2,657,734	2,591,700
TRK Trust, Series 2022-INV1, Class A1, 2.577%, 2/25/2057 (a)(c)	3,594,721	3,182,148
Verus Securitization Trust, Series 2019-INV3, Class A2, 2.947%, 11/25/2059 (a)(c)	1,276,548	1,233,275
Verus Securitization Trust, Series 2019-INV3, Class M1, 3.279%, 11/25/2059 (a)(c)	2,513,000	2,208,364
Verus Securitization Trust, Series 2020-5, Class A2, 1.578%, 5/25/2065 (a)(e)	1,006,261	944,580
Verus Securitization Trust, Series 2021-3, Class A2, 1.283%, 6/25/2066 (a)(c)	932,211	808,497
Verus Securitization Trust, Series 2021-4, Class A2, 1.247%, 7/25/2066 (a)(c)	1,754,047	1,470,811
Verus Securitization Trust, Series 2021-5, Class A3, 1.373%, 9/25/2066 (a)(c)	2,570,949	2,047,219
Verus Securitization Trust, Series 2021-8, Class A3, 2.491%, 11/25/2066 (a)(c)	1,853,758	1,602,431
Verus Securitization Trust, Series 2022-3, Class A3, 4.130%, 2/25/2067 (a)(c)	2,717,868	2,519,907
Verus Securitization Trust, Series 2022-5, Class A3, 3.800%, 4/25/2067 (a)(c)	969,884	829,322
Visio Trust, Series 2021-1R, Class A3, 1.688%, 5/25/2056 (a)	1,766,000	1,609,393
Wells Fargo Mortgage-Backed Securities Trust, Series 2020-2, Class A3, 3.000%, 2/25/2050 (a)(c)	232,449	224,050
WinWater Mortgage Loan Trust, Series 2015-A, Class AX1, 0.337%, 6/20/2045 (a)(c)(g)	6,598,909	77,022

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $182,601,245)		$165,237,742

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency – 0.57%
Federal Home Loan Mortgage Corp., Series 5078, Class AB, 2.000%, 9/25/2035	$2,765,322	$2,687,351
Federal Home Loan Mortgage Corp., Series 4776, Class QM, 3.000%, 6/15/2045	553,690	542,968
Federal National Mortgage Association, Series 2017-61, Class K, 3.500%, 8/25/2046	772,654	737,332

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $4,119,967)		$3,967,651

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 1.01%
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 6.656% (1 Month LIBOR USD + 2.150%), 9/25/2031 (a)(b)	117,558	117,705
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 6.506% (1 Month LIBOR USD + 2.000%), 1/25/2040 (a)(b)	562,255	561,111
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1, 6.410% (SOFR30A + 2.100%), 3/25/2042 (a)(b)	2,563,332	2,600,180
Connecticut Avenue Securities Trust, Series 2022-R08, Class 1M1, 6.860% (SOFR30A + 2.550%), 7/25/2042 (a)(b)	458,963	464,132
Federal Home Loan Mortgage Corp., Series 2022-DNA1, Class M1A, 5.310% (SOFR30A + 1.000%), 1/27/2042 (a)(b)	873,577	860,893
Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, 6.310% (SOFR30A + 2.000%), 4/25/2042 (a)(b)	410,723	412,521
Federal Home Loan Mortgage Corp., Series 2018-HRP1, Class M2, 6.156% (1 Month LIBOR USD + 1.650%), 5/25/2043 (a)(b)	87,869	87,978
Federal Home Loan Securities Trust, Series 2016-SC02, Class M2, 3.649%, 10/25/2046 (c)	2,099,712	1,925,926

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $7,167,019)		$7,030,446

U.S. Treasury Notes – 0.55%
0.125%, 1/15/2024	4,000,000	3,828,459

TOTAL U.S. TREASURY NOTES (Cost – $3,844,746)		$3,828,459

Short-Term Investments – 3.13%
U.S. Treasury Bills – 2.27%
4.455%, 4/27/2023 (h)	5,000,000	4,946,787
4.550%, 5/23/2023 (h)	5,000,000	4,929,218
4.472%, 6/15/2023 (h)	1,000,000	983,228
4.551%, 7/20/2023 (h)	5,000,000	4,892,556

		15,751,789

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2023

	Shares	Value

Money Market Funds — 0.86%
First American Government Obligations Fund, Class U, 4.158% (i)	5,993,980	$5,993,980

TOTAL SHORT-TERM INVESTMENTS (Cost – $21,745,551)		$21,745,769

TOTAL INVESTMENTS – 99.95% (Cost – $724,174,970)		$693,530,361

Other Assets in Excess of Liabilities – 0.05%		366,907

NET ASSETS – 100.00%		$693,897,268

LIBOR: London Inter-Bank Offered Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFR1M: 1 Month Term Secured Overnight Financing Rate

MSOFR1MC: 1 Month Secured Overnight Financing Rate Index

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2023, the value of these securities amounted to $592,264,034 or 85.35% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2023.

(c)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2023.
(d)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2023, the value of securities pledged amounted to $1,764,191 or 0.25% of net assets.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2023.
(f)	Illiquid security. At January 31, 2023, the value of these securities amounted to $4,991,130 or 0.72% of net assets.
(g)	Interest only security.
(h)	Rate disclosed is the effective yield as of January 31, 2023.
(i)	Rate disclosed is the seven day yield as of January 31, 2023.

Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
3 Year ERIS Aged Standard Swap Future	September 2025	(333)	($31,538,996)	$852,300
3 Year ERIS Aged Standard Swap Future	December 2025	(293)	(28,601,195)	75,958
4 Year ERIS Aged Standard Swap Future	September 2026	(55)	(5,119,109)	154,924
4 Year ERIS Aged Standard Swap Future	December 2026	(300)	(29,053,710)	(506,810)
Total				$576,372

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – 16.19%
Foundation Finance Trust, Series 2021-1A, Class B, 1.870%, 5/15/2041 (a)	$596,000	$513,282
Foundation Finance Trust, Series 2021-2A, Class D, 5.730%, 1/15/2042 (a)	500,000	456,458
Goldman Home Improvement Trust, Series 2021-GRN2, Class D, 4.000%, 6/25/2051 (a)	500,000	439,168
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.100%, 5/20/2048 (a)	405,455	324,345
Helios Issuer LLC, Series 2021-B, Class A, 1.620%, 7/20/2048 (a)	867,301	713,135
Loanpal Solar Loan Ltd., Series 2021-1GS, Class A, 2.290%, 1/20/2048 (a)	340,902	262,651
Marlette Funding Trust, Series 2019-4A, Class C, 3.760%, 12/15/2029 (a)	552,530	543,737
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026 (a)	400,000	387,127
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.590%, 9/15/2026 (a)	1,500,000	1,454,309
Mosaic Solar Loan Trust, Series 2021-2A, Class B, 2.090%, 4/22/2047 (a)	381,672	282,699
Mosaic Solar Loans LLC, Series 2017-2A, Class A, 3.820%, 6/22/2043 (a)	61,927	57,745
Tricolor Auto Securitization Trust, Series 2022-1A, Class F, 9.800%, 7/16/2029 (a)	200,000	195,514

TOTAL ASSET-BACKED SECURITIES (Cost – $6,307,587)		$5,630,170

Commercial Mortgage-Backed Securities – 8.68%
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, 6.859% (1 Month LIBOR USD + 2.400%), 9/15/2036 (a)(b)	1,000,000	944,857
Greystone CRE Notes Ltd., Series 2021-HC2, Class C, 7.847% (TSFR1M + 3.364%), 12/15/2039 (a)(b)(c)	250,000	231,953
Med Trust, Series 2021-MDLN, Class D, 6.460% (1 Month LIBOR USD + 2.000%), 11/15/2038 (a)(b)	997,038	969,751
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/17/2041 (a)	500,000	420,725
X-Caliber Funding LLC, 5.000%, 10/15/2024 (a)	500,000	451,145

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $3,202,882)		$3,018,431

Commercial Mortgage-Backed Securities – U.S. Government Agency – 4.51%
Federal Home Loan Mortgage Corp., Series 2019-KF58, Class B, 6.542% (1 Month LIBOR USD + 2.150%), 1/25/2026 (a)(b)	253,287	233,504
Federal Home Loan Mortgage Corp., Series K-G05, Class A2, 2.000%, 1/25/2031	250,000	214,815
Federal Home Loan Mortgage Corp., Series 2022-KSG3, Class A2, 2.650%, 5/25/2032 (d)	200,000	177,683
Federal Home Loan Mortgage Corp., Series K-SG4, Class A2, 3.400%, 8/25/2032 (d)	1,000,000	943,225

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $1,615,593)		$1,569,227

Corporate Obligations – 16.04%
Basic Materials – 0.70%
Compass Minerals International, Inc., 6.750%, 12/1/2027 (a)	250,000	244,186

Consumer, Cyclical – 3.06%
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	500,000	412,648
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.000%, 6/1/2031 (a)	750,000	653,516

		1,066,164

Energy – 2.36%
New Fortress Energy, Inc., 6.750%, 9/15/2025 (a)	625,000	599,168
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (a)	250,000	222,001

		821,169

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value

Corporate Obligations – (continued)
Financial – 8.20%
Amalgamated Financial Corp., 3.250% (TSFR3M + 2.300%), 11/15/2031 (b)	$400,000	$353,363
Congressional Bancshares, Inc., 4.000% (TSFR3M + 2.890%), 1/1/2032 (a)(b)	500,000	436,764
Dime Community Bancshares, Inc., 5.000% (TSFR3M + 2.180%), 5/15/2032 (b)	500,000	451,061
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/2026 (a)	500,000	444,385
Mercantile Bank Corp., 3.250% (SOFR + 2.120%), 1/30/2032 (b)	500,000	426,152
OneMain Finance Corp., 3.500%, 1/15/2027	300,000	261,395
Preferred Bank, 3.375% (TSFR3M + 2.780%), 6/15/2031 (b)	250,000	220,170
Renasant Corp., 3.000% (TSFR3M + 1.910%), 12/1/2031 (b)	300,000	259,635

		2,852,925

Industrial – 1.72%
Covanta Holding Corp., 4.875%, 12/1/2029 (a)	250,000	218,401
Seaspan Corp., 5.500%, 8/1/2029 (a)	500,000	380,615

		599,016

TOTAL CORPORATE OBLIGATIONS (Cost – $6,363,253)		$5,583,460

Exchange Traded Funds – 4.37%	Shares
Goldman Sachs Access Investment Grade Corporate Bond ETF	10,900	503,907
iShares iBoxx Investment Grade Corporate Bond ETF	4,585	508,339
SPDR Portfolio Corporate Bond ETF	17,100	506,673

TOTAL EXCHANGE TRADED FUNDS (Cost – $1,495,082)		$1,518,919

	Principal Amount
Residential Mortgage-Backed Securities – 13.57%
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 1.991%, 10/25/2059 (a)(e)	$309,907	297,401
COLT Mortgage Loan Trust, Series 2021-3, Class M1, 2.304%, 9/27/2066 (a)(d)	135,000	88,023
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class M1, 2.282%, 2/25/2066 (a)(d)	50,000	38,210
Deephaven Residential Mortgage Trust, Series 2021-2, Class M1, 2.217%, 4/25/2066 (a)(d)	100,000	66,000
Ellington Financial Mortgage Trust, Series 2021-2, Class M1, 2.296%, 6/25/2066 (a)(d)	139,000	87,265
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3, 1.617%, 6/25/2056 (a)(d)	290,164	246,746
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.824%, 7/25/2050 (a)(d)	358,100	285,184
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.847%, 8/25/2050 (a)(d)	356,541	282,439
MFA Trust, Series 2021-RPL1, Class A2, 2.072%, 7/25/2060 (a)(d)	500,000	400,817
MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/2060 (a)(d)	500,000	375,881
Mill City Mortgage Loan Trust, Series 2017-2, Class M3, 3.250%, 7/25/2059 (a)(d)	160,000	137,362
Oaktown Re Ltd., Series 2018-1A, Class M1, 6.056% (1 Month LIBOR USD + 1.550%), 7/25/2028 (a)(b)	330,485	319,166
OBX Trust, Series 2022-INV1, Class A18, 3.000%, 12/25/2051 (a)(d)	195,283	158,919
PRPM LLC, Series 2021-RPL1, Class M1, 2.680%, 7/25/2051 (a)(d)	1,000,000	846,555
SG Residential Mortgage Trust, Series 2019-3, Class A1, 2.703%, 9/25/2059 (a)(d)	103,938	101,266
Towd Point Mortgage Trust, Series 2020-4, Class M1, 2.875%, 10/25/2060 (a)	565,000	430,672
Verus Securitization Trust, Series 2021-R3, Class A3, 1.380%, 4/25/2064 (a)(d)	68,739	62,698

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Verus Securitization Trust, Series 2021-5, Class M1, 2.331%, 9/25/2066 (a)(d)	$250,000	$186,782
Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, 2.500%, 6/25/2051 (a)(d)	362,528	310,003

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $5,382,025)		$4,721,389

Residential Mortgage-Backed Securities – U.S. Government Agency – 30.78%
Federal Home Loan Mortgage Corp., 2.000%, 6/1/2036	399,917	364,859
Federal Home Loan Mortgage Corp., 3.000%, 1/1/2052	934,571	848,118
Federal Home Loan Mortgage Corp., 5.000%, 7/1/2052	391,215	393,077
Federal Home Loan Mortgage Corp., 5.000%, 8/1/2052	975,921	979,285
Federal National Mortgage Association, 4.000%, 4/1/2042	531,956	523,516
Federal National Mortgage Association, 4.500%, 7/1/2052	392,125	387,221
Federal National Mortgage Association, 4.500%, 8/1/2052	992,933	980,516
Federal National Mortgage Association, 5.000%, 8/1/2052	976,438	981,085
Federal National Mortgage Association, 5.000%, 9/20/2052	1,012,372	1,018,455
Federal National Mortgage Association, 5.500%, 9/20/2052	525,371	533,576
Federal National Mortgage Association, 5.000%, 10/20/2052	496,584	499,568
Federal National Mortgage Association, 5.500%, 10/20/2052	943,796	959,422
Government National Mortgage Association, 2.000%, 5/20/2036	228,488	206,065
Government National Mortgage Association, 2.500%, 2/20/2051	230,024	206,211
Government National Mortgage Association, 2.500%, 4/20/2051	249,742	224,201
Government National Mortgage Association, 2.500%, 4/20/2051	252,082	225,986
Government National Mortgage Association, 2.500%, 4/20/2051	264,521	236,641
Government National Mortgage Association, 2.500%, 4/20/2051	152,272	136,223
Government National Mortgage Association, 5.500%, 8/20/2052	494,526	502,250
Government National Mortgage Association, 5.000%, 11/20/2052	497,856	500,847

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $10,912,641)		$10,707,122

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 1.38%
Federal National Mortgage Association, Series 2021-DNA6, Class B1, 7.710% (SOFR30A + 3.400%), 10/25/2041 (a)(b)	500,000	479,375

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $475,130)		$479,375

U.S. Treasury Notes – 2.64%
2.250%, 12/31/2024	500,000	481,582
1.500%, 2/15/2030	500,000	438,028

TOTAL U.S. TREASURY NOTES (Cost – $915,862)		$919,610

See accompanying notes which are an integral part of these financial statements.

Angel Oak Total Return Bond Fund

Schedule of Investments – (continued)

January 31, 2023

	Shares	Value

Short-Term Investments – 0.80%
Money Market Funds – 0.80%
First American Government Obligations Fund, Class U, 4.158% (f)	277,818	$277,818

TOTAL SHORT TERM INVESTMENTS (Cost – $277,818)		$277,818

TOTAL INVESTMENTS – 98.96% (Cost – $36,947,873)		$34,425,521

Other Assets in Excess of Liabilities – 1.04%		360,141

NET ASSETS – 100.00%		$34,785,662

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFR1M: 1 Month Term Secured Overnight Financing Rate

TSFR3M: 3 Month Term Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2023, the value of these securities amounted to $17,281,905 or 49.68% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2023.

(c)	Illiquid security. At January 31, 2023, the value of these securities amounted to $231,953 or 0.67% of net assets.
(d)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2023.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2023.
(f)	Rate disclosed is the seven day yield as of January 31, 2023.

Schedule of Open Futures Contracts

Long Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	March 2023	74	$8,474,156	$81,639
U.S. Treasury Bond Future	March 2023	17	2,207,875	(2,059)
Total				$79,580

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – 49.70%
ACC Auto Trust, Series 2021-A, Class A, 1.080%, 4/15/2027 (a)	$20,832	$20,627
ACC Auto Trust, Series 2021-A, Class B, 1.790%, 4/15/2027 (a)	100,000	96,549
ACC Trust, Series 2022-1, Class B, 2.550%, 2/20/2025 (a)	300,000	291,118
ACHV ABS Trust, Series 2023-1PL, Class A, 6.420%, 3/18/2030 (a)	300,000	300,790
Affirm Asset Securitization Trust, Series 2021-B, Class B, 1.240%, 8/17/2026 (a)	100,000	92,948
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.610%, 1/18/2028 (a)	400,000	400,522
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.850%, 6/15/2026 (a)	58,578	58,336
American Credit Acceptance Receivables Trust, Series 2022-4, Class B, 6.750%, 10/13/2026 (a)	400,000	406,643
American Express Credit Account Master Trust, Series 2018-3, Class A, 4.774% (1 Month LIBOR USD + 0.320%), 10/15/2025 (b)	1,150,000	1,153,120
Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class C, 3.770%, 3/15/2027 (a)	150,000	135,383
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-1A, Class A, 3.930%, 5/15/2028 (a)	199,293	194,390
Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class A, 6.900%, 1/16/2029 (a)	375,838	380,230
BHG Securitization Trust, Series 2022-B, Class A, 3.750%, 6/18/2035 (a)	341,474	337,790
Capital One Multi-Asset Execution Trust, Series 2018-A2, Class A2, 4.809% (1 Month LIBOR USD + 0.350%), 3/16/2026 (b)	550,000	550,686
Cards II Trust, Series 2021-1A, Class A, 0.602%, 4/15/2027 (a)	300,000	285,076
Carvana Auto Receivables Trust, Series 2021-P2, Class A3, 0.490%, 3/10/2026	335,189	323,713
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	109,076	100,352
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 5.128% (1 Month LIBOR USD + 0.620%), 4/22/2026 (b)	900,000	903,710
Conn’s Receivables Funding LLC, Series 2022-A, Class A, 5.870%, 12/15/2026 (a)	470,711	471,885
CPS Auto Receivables Trust, Series 2023-A, Class B, 5.470%, 11/16/2026 (a)	250,000	250,054
DT Auto Owner Trust, Series 2022-2A, Class B, 4.220%, 1/15/2027 (a)	800,000	788,585
DT Auto Owner Trust, Series 2022-3A, Class B, 6.740%, 7/17/2028 (a)	300,000	307,971
First Investors Auto Owner Trust, Series 2021-1A, Class B, 0.890%, 3/15/2027 (a)	250,000	242,728
First Investors Auto Owner Trust, Series 2021-2A, Class C, 1.470%, 11/15/2027 (a)	260,000	239,386
Flagship Credit Auto Trust, Series 2019-4, Class D, 3.120%, 1/15/2026 (a)	400,000	386,258
Flagship Credit Auto Trust, Series 2020-3, Class B, 1.410%, 9/15/2026 (a)	881,078	872,393
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class D, 10/15/2026 (a)(c)	250,000	249,979
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class D, 7.480%, 4/15/2027 (a)	400,000	407,326
GLS Auto Receivables Trust, Series 2021-2A, Class B, 0.770%, 9/15/2025 (a)	27,947	27,781
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A, 0.690%, 10/15/2025 (a)	400,000	388,762
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210%, 12/25/2025 (a)	200,000	186,247
Lendbuzz Securitization Trust, Series 2022-1A, Class A, 4.220%, 5/17/2027 (a)	286,232	278,385
Lendingpoint Asset Securitization Trust, Series 2021-A, Class B, 1.460%, 12/15/2028 (a)	475,035	471,181
Mercury Financial Credit Card Master Trust, Series 2023-1, Class A, 9/20/2027 (a)	300,000	299,966
Octane Receivables Trust, Series 2021-2A, Class A, 1.210%, 9/20/2028 (a)	388,080	370,883
Oportun Funding LLC, Series 2021-A, Class A, 1.210%, 3/8/2028 (a)	315,000	296,338
Pagaya AI Debt Selection Trust, Series 2021-1, Class A, 1.180%, 11/15/2027 (a)	174,563	172,897
Pagaya AI Debt Selection Trust, Series 2021-3, Class A, 1.150%, 5/15/2029 (a)	377,905	370,630
Pagaya AI Debt Selection Trust, Series 2022-1, Class A, 2.030%, 10/15/2029 (a)	99,416	96,419
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)	199,974	182,904
Pagaya AI Debt Selection Trust, Series 2022-5, Class A, 8.096%, 6/17/2030 (a)	492,361	497,857
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.810%, 1/15/2026	500,000	502,428
Skopos Auto Receivables Trust, Series 2019-1A, Class D, 5.240%, 4/15/2025 (a)	384,934	383,499
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	100,000	98,447
SoFi Consumer Loan Program Trust, Series 2022-1S, Class A, 6.210%, 4/15/2031 (a)	446,687	448,111
Theorem Funding Trust, Series 2022-3A, Class A, 7.600%, 4/15/2029 (a)	353,432	357,431

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – (continued)
Theorem Funding Trust, Series 2022-3A, Class B, 8.950%, 4/15/2029 (a)	$200,000	$201,970
U.S. Auto Funding Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	1,100,000	1,114,486
United Auto Credit Securitization Trust, Series 2023-1, Class A, 6.320%, 7/10/2025 (a)	300,000	300,433
Upstart Pass-Through Trust, Series 2020-ST1, Class A, 3.750%, 2/20/2028 (a)	449,599	440,669
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.500%, 3/20/2028 (a)	500,227	489,860
Upstart Pass-Through Trust, Series 2022-4A, Class A, 7.010%, 10/15/2030 (a)	821,635	820,550
Upstart Securitization Trust, Series 2021-3, Class B, 1.660%, 7/20/2031 (a)	200,000	188,085
Upstart Securitization Trust, Series 2021-4, Class B, 1.840%, 9/20/2031 (a)	600,000	551,415
Upstart Securitization Trust, Series 2021-5, Class A, 1.310%, 11/20/2031 (a)	881,173	858,517
Upstart Securitization Trust, Series 2022-2, Class A, 4.370%, 5/20/2032 (a)	377,237	371,859
Veros Automobile Receivables Trust, Series 2021-1, Class A, 0.920%, 10/15/2026 (a)	102,197	100,828
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.240%, 11/17/2025 (a)	400,000	392,052
Westlake Automobile Receivables Trust, Series 2020-2A, Class D, 2.760%, 1/15/2026 (a)	570,000	558,409
Westlake Automobile Receivables Trust, Series 2023-1A, Class A2A, 5.510%, 6/15/2026 (a)	1,000,000	1,001,904
World Omni Automobile Lease Securitization Trust, Series 2020-B, Class A3, 0.450%, 2/15/2024	57,828	57,668

TOTAL ASSET-BACKED SECURITIES (Cost – $22,943,191)		$23,127,419

Collateralized Loan Obligations – 7.81%
Golub Capital Partners CLO Ltd., Series 2015-24A, Class AR, 6.132% (3 Month LIBOR USD + 1.600%), 11/5/2029 (a)(b)	400,000	395,809
ICG US CLO Ltd., Series 2015-1A, Class A1R, 5.938% (3 Month LIBOR USD + 1.140%), 10/19/2028 (a)(b)	561,229	557,113
Madison Park Funding Ltd., Series 2018-30A, Class A, 5.542% (3 Month LIBOR USD + 0.750%), 4/16/2029 (a)(b)	1,030,117	1,021,021
Madison Park Funding Ltd., Series 2017-23A, Class AR, 5.785% (3 Month LIBOR USD + 0.970%), 7/28/2031 (a)(b)	800,000	794,470
Voya CLO Ltd., Series 2014-2A, Class A1RR, 5.812% (3 Month LIBOR USD + 1.020%), 4/17/2030 (a)(b)	873,218	866,453

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $3,603,966)		$3,634,866

Commercial Mortgage-Backed Securities – U.S. Government Agency – 4.24%
Federal Home Loan Mortgage Corp., Series K-036, Class A2, 3.527%, 10/25/2023 (c)	399,778	395,810
Federal Home Loan Mortgage Corp., Series K-F81, Class AS, 4.462% (SOFR30A + 0.400%), 6/25/2027 (b)	476,292	471,641
Federal Home Loan Mortgage Corp., Series K-F100, Class AS, 4.242% (SOFR30A + 0.180%), 1/25/2028 (b)	417,335	408,474
Federal Home Loan Mortgage Corp., Series K-F46, Class A, 4.612% (1 Month LIBOR USD + 0.220%), 3/25/2028 (b)	207,574	204,829
Federal Home Loan Mortgage Corp., Series K-F114, Class AS, 4.282% (SOFR30A + 0.220%), 5/27/2031 (b)	512,658	493,799

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $1,986,274)		$1,974,553

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value

Corporate Obligations – 3.86%
Communications – 0.66%
Sprint Corp., 7.875%, 9/15/2023	$300,000	$304,805

Consumer, Cyclical – 1.07%
Ford Motor Credit Co LLC, 3.370%, 11/17/2023	200,000	196,550
General Motors Co., 4.875%, 10/2/2023	300,000	299,715

		496,265

Energy – 0.43%
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023	200,000	200,213

Financial – 1.06%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 1.150%, 10/29/2023	300,000	291,192
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (a)	200,000	199,300

		490,492

Technology – 0.64%
Seagate HDD Cayman, 4.750%, 6/1/2023	300,000	299,135

TOTAL CORPORATE OBLIGATIONS (Cost – $1,784,691)		$1,790,910

Residential Mortgage-Backed Securities – 18.26%
AMSR Trust, Series 2020-SFR1, Class D, 2.619%, 4/17/2037 (a)	446,000	399,920
Bellemeade Re Ltd., Series 2019-1A, Class M2, 7.206% (1 Month LIBOR USD + 2.700%), 3/25/2029 (a)(b)	200,000	201,565
BRAVO Residential Funding Trust, Series 2021-A, Class A1, 1.991%, 10/25/2059 (a)(d)	154,954	148,700
CIM Trust, Series 2018-R3, Class A1, 5.000%, 12/25/2057 (a)(c)	372,683	356,961
Citigroup Mortgage Loan Trust, Series 2021-INV3, Class A11, 4.778% (SOFR30A + 0.850%), 5/25/2051 (a)(b)	338,900	307,899
CoreVest American Finance Trust, Series 2019-1, Class A, 3.324%, 3/15/2052 (a)	313,555	298,049
FirstKey Homes Trust, Series 2020-SFR2, Class B, 1.567%, 10/19/2037 (a)(e)	425,000	371,170
GCAT Trust, Series 2023-NQM2, Class A3, 6.598%, 11/25/2067 (a)(d)	500,000	503,699
JPMorgan Wealth Management, Series 2020-ATR1, Class A4, 3.000%, 2/25/2050 (a)(c)	858,115	815,128
Legacy Mortgage Asset Trust, Series 2020-GS3, Class A1, 3.250%, 5/25/2060 (a)(d)	447,208	446,533
MFA Trust, Series 2020-NQM3, Class A3, 1.632%, 1/26/2065 (a)(c)	252,528	219,547
New Residential Mortgage Loan Trust, Series 2021-NQ2R, Class A1, 0.941%, 10/25/2058 (a)(c)	294,895	263,779
OBX Trust, Series 2023-NQM1, Class A3, 6.500%, 11/25/2062 (a)(c)	499,141	497,505
Progress Residential Trust, Series 2019-SFR4, Class A, 2.687%, 10/17/2036 (a)	155,000	148,257
PRPM LLC, Series 2020-4, Class A1, 2.610%, 10/25/2025 (a)(d)	515,975	503,323
PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026 (a)(d)	53,359	50,151
PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026 (a)(d)	55,472	51,424
Towd Point Mortgage Trust, Series 2015-3, Class A4B, 3.500%, 3/25/2054 (a)(c)	172,278	167,411
Towd Point Mortgage Trust, Series 2017-5, Class A1, 5.106% (1 Month LIBOR USD + 0.600%), 2/26/2057 (a)(b)	87,266	84,454
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, 10/25/2057 (a)(c)	220,155	202,464
Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 5.506% (1 Month LIBOR USD + 1.000%), 10/27/2059 (a)(b)	805,320	795,691
Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/18/2036 (a)	509,399	496,742
Verus Securitization Trust, Series 2022-8, Class A3, 6.127%, 9/25/2067 (a)(d)	393,738	395,204

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Verus Securitization Trust, Series 2023-1, Class A2, 6.560%, 12/25/2067 (a)(d)	$625,000	$629,024
Visio Trust, Series 2019-2, Class A3, 3.076%, 11/25/2054 (a)(c)	157,519	143,369

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $8,490,152)		$8,497,969

Residential Mortgage-Backed Securities – U.S. Government Agency – 2.27%
Federal Home Loan Mortgage Corp., Series 5149, Class BD, 2.000%, 2/25/2031	478,425	465,062
Federal Home Loan Mortgage Corp., Series 4776, Class QM, 3.000%, 6/15/2045	553,690	542,968
Government National Mortgage Association, 9.000%, 12/15/2024	7,152	7,219
Government National Mortgage Association, Series 2015-56, Class LB, 1.500%, 4/16/2040	41,131	40,262

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $1,049,542)		$1,055,511

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 0.95%
Federal Home Loan Mortgage Corp., Series 2022-HAQ2, Class M1A, 6.960% (SOFR30A + 2.650%), 7/25/2042 (a)(b)	239,706	235,716
Federal National Mortgage Association, Series 2014-C02, Class 2M2, 7.106% (1 Month LIBOR USD + 2.600%), 5/28/2024 (b)	136,921	139,326
Federal National Mortgage Association, Series 2014-C03, Class 2M2, 7.406% (1 Month LIBOR USD + 2.900%), 7/25/2024 (b)	67,489	68,249

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $443,040)		$443,291

U.S. Treasury Notes – 9.37%
2.250%, 3/31/2024	1,500,000	1,458,633
2.500%, 1/31/2025	3,000,000	2,901,914

TOTAL U.S. TREASURY NOTES (Cost – $4,361,547)		$4,360,547

Short-Term Investments – 5.90%
U.S. Treasury Bills – 4.22%
4.525%, 6/8/2023 (f)	1,000,000	983,913
4.551%, 7/20/2023 (f)	1,000,000	978,511

		1,962,424

	Shares
Money Market Funds – 1.68%
First American Government Obligations Fund, Class U, 4.158% (g)	783,134	783,134

TOTAL SHORT-TERM INVESTMENTS (Cost – $2,745,610)		$2,745,558

TOTAL INVESTMENTS – 102.36% (Cost – $47,408,013)		$47,630,624

Liabilities in Excess of Other Assets – (2.36%)		(1,096,127)

NET ASSETS – 100.00%		$46,534,497

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income ETF

Schedule of Investments – (continued)

January 31, 2023

LIBOR: London Inter-Bank Offered Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2023, the value of these securities amounted to $32,103,593 or 68.99% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2023.

(c)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2023.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2023.
(e)	Illiquid security. At January 31, 2023, the value of these securities amounted to $371,170 or 0.80% of net assets.
(f)	Rate disclosed is the effective yield as of January 31, 2023.
(g)	Rate disclosed is the seven day yield as of January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments

January 31, 2023

	Principal Amount	Value
Asset-Backed Securities – 17.87%
American Credit Acceptance Receivables Trust, Series 2023-1, Class D, 7.110%, 4/12/2029 (a)(b)	$250,000	$250,313
Avis Budget Rental Car Funding LLC, Series 2023-1A, Class B, 6.080%, 4/20/2029 (a)	300,000	303,398
CarMax Auto Owner Trust, Series 2023-1, Class D, 6.270%, 11/15/2029	250,000	250,238
CPS Auto Receivables Trust, Series 2019-D, Class E, 3.860%, 10/15/2025 (a)	100,000	97,379
CPS Auto Receivables Trust, Series 2023-A, Class D, 6.440%, 4/16/2029 (a)	250,000	250,363
DT Auto Owner Trust, Series 2023-1A, Class D, 8.080%, 11/15/2028 (a)	250,000	249,219
Foursight Capital Automobile Receivables Trust, Series 2023-1, Class D, 2/15/2030 (a)	250,000	249,909
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class D, 7.480%, 4/15/2027 (a)	200,000	203,663
Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026 (a)	200,000	189,988
Hertz Vehicle Financing LLC, Series 2022-2A, Class B, 2.650%, 6/25/2028 (a)	350,000	312,562
Lendbuzz Securitization Trust, Series 2022-1A, Class A, 4.220%, 5/17/2027 (a)	286,232	278,385
Pagaya AI Debt Selection Trust, Series 2021-1, Class C, 4.090%, 11/15/2027 (a)	49,979	43,619
Pagaya AI Debt Selection Trust, Series 2022-1, Class B, 3.344%, 10/15/2029 (a)	99,987	91,452
Pagaya AI Debt Selection Trust, Series 2022-5, Class B, 10.310%, 6/17/2030 (a)	100,000	102,480
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class C, 6.986%, 12/15/2032 (a)	95,802	96,717
Santander Bank Auto Credit-Linked Notes, Series 2022-C, Class D, 8.197%, 12/15/2032 (a)	95,802	97,064
Skopos Auto Receivables Trust, Series 2019-1A, Class E, 7.820%, 6/15/2026 (a)	400,000	393,788
Theorem Funding Trust, Series 2022-3A, Class B, 8.950%, 4/15/2029 (a)	400,000	403,940
U.S. Auto Funding Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	690,000	699,087
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.500%, 3/20/2028 (a)	166,742	163,287
Upstart Pass-Through Trust, Series 2022-4A, Class A, 7.010%, 10/15/2030 (a)	410,818	410,275
Upstart Securitization Trust, Series 2021-4, Class B, 1.840%, 9/20/2031 (a)	400,000	367,610
Westlake Automobile Receivables Trust, Series 2023-1A, Class D, 6.790%, 11/15/2028 (a)	500,000	506,612

TOTAL ASSET-BACKED SECURITIES (Cost – $5,952,177)		$6,011,348

Collateralized Loan Obligations – 9.66%
Anchorage Capital CLO Ltd., Series 2014-3RA, Class B, 6.302% (3 Month LIBOR USD + 1.500%), 1/28/2031 (a)(c)	500,000	489,803
Apidos CLO, Series 2018-29A, Class A2, 6.368% (3 Month LIBOR USD + 1.550%), 7/25/2030 (a)(c)	500,000	491,185
Canyon Capital CLO Ltd., Series 2019-1A, Class BR, 6.492% (3 Month LIBOR USD + 1.700%), 4/15/2032 (a)(c)	550,000	533,275
Golub Capital Partners CLO Ltd., Series 2017-34A, Class B1R, 7.132% (3 Month LIBOR USD + 2.600%), 3/14/2031 (a)(c)	250,000	245,595
Magnetite Ltd., Series 2019-24R, Class BR, 6.382% (TSFR3M + 1.750%), 4/16/2035 (a)(c)	250,000	245,438
OZLM Ltd., Series 2018-20A, Class A2, 6.458% (3 Month LIBOR USD + 1.650%), 4/21/2031 (a)(c)	550,000	526,909
Symphony CLO Ltd., Series 2015-16A, Class AR, 5.942% (3 Month LIBOR USD + 1.150%), 10/15/2031 (a)(c)	725,000	716,373

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $3,201,966)		$3,248,578

Corporate Obligations – 4.66%
Communications – 0.45%
Gray Escrow, Inc., 5.375%, 11/15/2031 (a)	200,000	151,820

Consumer, Cyclical – 1.21%
NCL Corp Ltd., 8.375%, 2/1/2028 (a)(b)	300,000	305,217
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd., 8.000%, 9/20/2025 (a)	100,000	102,380

		407,597

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value

Corporate Obligations – (continued)
Energy – 1.38%
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (a)	$300,000	$280,365
New Fortress Energy, Inc., 6.500%, 9/30/2026 (a)	200,000	184,302

		464,667

Industrial – 1.62%
Covanta Holding Corp., 4.875%, 12/1/2029 (a)	200,000	174,721
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/2029 (a)	100,000	84,404
Mauser Packaging Solutions Holding Co., 7.875%, 8/15/2026 (a)(b)	100,000	101,000
SRM Escrow Issuer LLC, 6.000%, 11/1/2028 (a)	200,000	182,197

		542,322

TOTAL CORPORATE OBLIGATIONS (Cost – $1,545,013)		$1,566,406

Residential Mortgage-Backed Securities – 34.98%
Bellemeade Re Ltd., Series 2021-1A, Class M2, 9.160% (SOFR30A + 4.850%), 3/25/2031 (a)(c)	248,400	250,870
Bellemeade Re Ltd., Series 2021-2A, Class M2, 7.210% (SOFR30A + 2.900%), 6/25/2031 (a)(c)	290,000	266,745
Bellemeade RE Ltd., Series 2021-3A, Class M1B, 5.710% (SOFR30A + 1.400%), 9/25/2031 (a)(c)	150,000	139,003
Citigroup Mortgage Loan Trust, Series 2021-INV3, Class A11, 4.778% (SOFR30A + 0.850%), 5/25/2051 (a)(c)	169,450	153,950
CSMC Trust, Series 2021-NQM6, Class A3, 1.585%, 7/25/2066 (a)(d)	204,271	151,707
CSMC Trust, Series 2021-NQM6, Class B1, 3.286%, 7/25/2066 (a)(d)	500,000	257,532
Deephaven Residential Mortgage Trust, Series 2022-3, Class A3, 5.300%, 7/25/2067 (a)(d)	368,293	354,208
Eagle RE Ltd., Series 2020-1, Class M2, 6.506% (1 Month LIBOR USD + 2.000%), 1/25/2030 (a)(c)	250,000	243,234
Ellington Financial Mortgage Trust, Series 2021-2, Class M1, 2.296%, 6/25/2066 (a)(d)	700,000	439,466
Ellington Financial Mortgage Trust, Series 2021-2, Class B1, 3.202%, 6/25/2066 (a)(d)	315,000	175,015
Ellington Financial Mortgage Trust, Series 2022-4, Class A3, 5.900%, 9/25/2067 (a)(e)	149,092	146,354
GCAT Trust, Series 2020-NQM2, Class M1, 3.589%, 4/25/2065 (a)(d)	500,000	425,507
GCAT Trust, Series 2023-NQM2, Class B1, 6.905%, 11/25/2067 (a)(d)	150,000	136,593
GS Mortgage-Backed Securities Corp Trust, Series 2019-PJ1, Class B6, 4.077%, 8/25/2049 (a)(d)	511,533	292,197
JP Morgan Mortgage Trust, Series 2014-2, Class B2, 3.416%, 6/25/2029 (a)(d)	21,186	18,452
JP Morgan Mortgage Trust, Series 2018-6, Class 1A7, 3.500%, 12/25/2048 (a)(d)	262,095	231,838
JP Morgan Mortgage Trust, Series 2020-2, Class B4, 3.824%, 7/25/2050 (a)(d)	358,100	285,184
JP Morgan Mortgage Trust, Series 2020-3, Class B4, 3.847%, 8/25/2050 (a)(d)	356,541	282,439
JP Morgan Mortgage Trust, Series 2020-4, Class B2, 3.650%, 11/25/2050 (a)(d)	283,681	233,445
Legacy Mortgage Asset Trust, Series 2020-GS3, Class A1, 3.250%, 5/25/2060 (a)(e)	206,404	206,092
MFA Trust, Series 2020-NQM1, Class A3, 2.300%, 3/25/2065 (a)(d)	80,979	75,678
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E2, 4.000%, 9/4/2039 (a)	700,000	606,300
New Residential Mortgage Loan Trust, Series 2022-SFR2, Class E1, 4.000%, 9/19/2039 (a)	290,000	242,880
New Residential Mortgage Loan Trust, Series 2017-5A, Class B4, 4.058%, 6/25/2057 (a)(d)	355,213	328,512
Oaktown Re Ltd., Series 2021-2, Class B1, 8.710% (SOFR30A + 4.400%), 4/25/2034 (a)(c)	500,000	425,522
OBX Trust, Series 2019-EXP1, Class A1, 4.000%, 1/25/2059 (a)(d)	302,674	276,940
OBX Trust, Series 2023-NQM1, Class A3, 6.500%, 11/25/2062 (a)(d)	499,141	497,505
Pretium Mortgage Credit Partners I LLC, Series 2021-NPL4, Class A1, 2.363%, 6/29/2060 (a)(e)	230,726	208,922
Progress Residential Trust, Series 2021-SFR1, Class F, 2.757%, 4/17/2038 (a)	235,000	202,318
PRPM LLC, Series 2020-4, Class A1, 2.610%, 10/25/2025 (a)(e)	515,975	503,323

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2023

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Radnor RE Ltd., Series 2021-2, Class B1, 10.310% (SOFR30A + 6.000%), 11/25/2031 (a)(c)	$250,000	$218,858
Saluda Grade Alternative Mortgage Trust, Series 2022-INV1, Class A3, 4.647%, 10/25/2032 (a)(d)	499,053	452,859
Seasoned Credit Risk Transfer Trust, Series 2019-3, Class M, 4.750%, 10/25/2058 (d)	300,000	268,276
Sequoia Mortgage Trust, Series 2018-2, Class A19, 3.500%, 2/25/2048 (a)(d)	167,851	143,762
Starwood Mortgage Residential Trust, Series 2019-INV1, Class B1, 3.657%, 9/25/2049 (a)(d)	500,000	434,623
Triangle Re Ltd., Series 2021-2, Class B1, 12.006% (1 Month LIBOR USD + 7.500%), 10/25/2033 (a)(c)	86,000	79,446
Tricon American Homes, Series 2020-SFR1, Class D, 2.548%, 7/17/2038 (a)	200,000	173,965
Verus Securitization Trust, Series 2021-1, Class M1, 1.968%, 1/25/2066 (a)(d)	1,074,000	741,884
Verus Securitization Trust, Series 2022-8, Class A3, 6.127%, 9/25/2067 (a)(e)	393,738	395,204
Verus Securitization Trust, Series 2023-1, Class A2, 6.560%, 12/25/2067 (a)(e)	625,000	629,024
Visio Trust, Series 2019-2, Class A3, 3.076%, 11/25/2054 (a)(d)	157,519	143,369
Wells Fargo Credit Risk Transfer Securities Trust, Series 2015-WF1, Class 1M2, 9.756% (1 Month LIBOR USD + 5.250%), 11/25/2025 (a)(c)	34,768	25,827

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $11,732,009)		$11,764,828

Residential Mortgage-Backed Securities – U.S. Government Agency – 21.22%
Federal Home Loan Mortgage Corp., 4.500%, 7/1/2052	966,909	953,909
Federal National Mortgage Association, 5.000%, 11/1/2052	990,431	994,525
Government National Mortgage Association, 4.500%, 9/20/2052	495,426	491,397
Government National Mortgage Association, 5.500%, 9/20/2052	992,542	1,008,045
Government National Mortgage Association, 5.000%, 10/20/2052	993,168	999,137
Government National Mortgage Association, 4.500%, 11/20/2052	995,142	987,051
Government National Mortgage Association, 5.000%, 11/20/2052	696,998	701,186
Government National Mortgage Association, 5.000%, 12/20/2052	998,219	1,004,218

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $7,088,272)		$7,139,468

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 9.13%
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1, 7.410% (SOFR30A + 3.100%), 10/25/2041 (a)(c)	300,000	288,094
Federal Home Loan Mortgage Corp., Series 2021-DNA6, Class B1, 7.710% (SOFR30A + 3.400%), 10/25/2041 (a)(c)	500,000	479,375
Federal Home Loan Mortgage Corp., Series 2021-HQA4, Class B1, 8.060% (SOFR30A + 3.750%), 12/26/2041 (a)(c)	500,000	458,907
Federal Home Loan Mortgage Corp., Series 2022-DNA2, Class M1B, 6.710% (SOFR30A + 2.400%), 2/25/2042 (a)(c)	500,000	491,551
Federal Home Loan Mortgage Corp., Series 2022-HQA1, Class M2, 9.560% (SOFR30A + 5.250%), 3/25/2042 (a)(c)	350,000	349,999
Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1B, 7.210% (SOFR30A + 2.900%), 4/25/2042 (a)(c)	500,000	502,268
Federal Home Loan Mortgage Corp., Series 2022-HQA3, Class M1B, 7.860% (SOFR30A + 3.550%), 8/25/2042 (a)(c)	500,000	501,172

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $2,993,486)		$3,071,366

See accompanying notes which are an integral part of these financial statements.

Angel Oak Income ETF

Schedule of Investments – (continued)

January 31, 2023

	Shares	Value
Short-Term Investments – 3.68%
Money Market Funds – 3.68%
First American Government Obligations Fund, Class U, 4.158% (f)	1,236,700	$1,236,700

TOTAL SHORT-TERM INVESTMENTS (Cost – $1,236,700)		$1,236,700

TOTAL INVESTMENTS – 101.20% (Cost – $33,749,623)		$34,038,694

Liabilities in Excess of Other Assets – (1.20%)		(402,395)

NET ASSETS – 100.00%		$33,636,299

LIBOR: London Inter-Bank Offered Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFR3M: 3 Month Term Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2023, the value of these securities amounted to $25,144,012 or 74.75% of net assets.

(b)	Security issued on a when-issued basis. On January 31, 2023, the total value of investments purchased on a when-issued basis was $656,530 or 1.95% of net assets.
(c)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2023.

(d)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2023.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2023.
(f)	Rate disclosed is the seven day yield as of January 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds Trust

Notes to the Financial Statements

January 31, 2023

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014, and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust consists of seven series, Angel Oak Multi-Strategy Income Fund (the “Multi- Strategy Income Fund”), Angel Oak Financials Income Impact Fund (the “Financials Income Impact Fund”), Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), Angel Oak UltraShort Income Fund (the “UltraShort Income Fund”), Angel Oak Total Return Bond Fund (the “Total Return Bond Fund”), Angel Oak UltraShort Income ETF (the "UltraShort Income ETF"), and Angel Oak Income ETF (the “Income ETF”) (together, the “Funds”). Please see the table below for a summary of class specific information:

	Ticker	Investment Objective	Commencement of Operations	Front-End Sales Charge	Back-End Sales Charge	12b-1 Fees
Multi-Strategy Income Fund
Class A	ANGLX	Current Income	06/28/2011	2.25%	N/A	0.25%
Class C	ANGCX		08/04/2015	N/A	1.00%	1.00%
Institutional Class	ANGIX		08/16/2012	N/A	N/A	N/A
Financials Income Impact Fund
Class A	ANFLX	Current Income & Total Return	11/03/2014	2.25%	N/A	0.25%
Class C	AFLCX		08/04/2015	N/A	1.00%	1.00%
Institutional Class	ANFIX		11/03/2014	N/A	N/A	N/A
High Yield Opportunities Fund
Class A	ANHAX	Current Income & Capital Appreciation	07/31/2012	2.25%	N/A	0.25%
Class C	ANHCX		N/A	N/A	1.00%	1.00%
Institutional Class	ANHIX		03/31/2009	N/A	N/A	N/A
UltraShort Income Fund
Class A	AOUAX	Current Income, Minimize Price Volatility, and Maintain Liquidity	04/30/2018	N/A	N/A	0.25%
Class A1	AOUNX		07/12/2022	1.50%	0.50%	0.25%
Institutional Class	AOUIX		04/02/2018	N/A	N/A	N/A
Total Return Bond Fund
Class A	AOIMX	Total Return	N/A	2.25%	N/A	0.25%
Class C	AOICX		N/A	N/A	1.00%	1.00%
Institutional Class	AOIIX		06/04/2021	N/A	N/A	N/A
UltraShort Income ETF
	UYLD	Current Income, Minimize Price Volatility, and Maintain Liquidity	10/24/2022	N/A	N/A	N/A
Income ETF
	CARY	Current Income	11/07/2022	N/A	N/A	N/A

The Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, and UltraShort Income Fund are diversified series of the Trust. The Total Return Bond Fund, UltraShort Income ETF, and Income ETF are non-diversified series of the Trust, which means that they can invest a higher percentage of assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds.

The Financials Income Impact Fund commenced operations on November 3, 2014, under the name “Angel Oak Flexible Income Fund.” On March 16, 2016, shareholders approved a change to the Fund’s fundamental investment policy on the concentration of investments. On December 16, 2018, the Fund’s name was changed to “Angel Oak Financials Income Fund,” and the Fund adopted a new investment policy pursuant to Rule 35d-1 under the 1940 Act and made certain other changes to the Fund’s investment strategies. On September 22, 2022, the Fund’s name was changed to “Angel Oak Financials Income Impact Fund.” As a result, the Fund’s performance during periods prior to these dates may have differed had the Fund’s current investment policies and strategies been in place at those times.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 1. ORGANIZATION – (continued)

The Total Return Bond Fund commenced operations on June 4, 2021, under the name “Angel Oak Core Impact Fund.” On January 3, 2023, the Fund’s name was changed to “Angel Oak Total Return Bond Fund,” and the Fund adopted certain changes to its investment objective and principal investment strategies. As a result, the Fund’s performance during periods prior to these dates may have differed had the Fund’s current investment policies and strategies been in place at those times.

The UltraShort Income ETF and Income ETF (alone, an “ETF”, together, the “ETFs”) list and principally trade their shares on the New York Stock Exchange Arca (“NYSE”) (“Exchange”). Shares of the ETFs trade on the Exchange at market prices that may be below, at, or above the ETFs’ net asset value (“NAV”). The UltraShort Income ETF, will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 20,000 shares, called “Creation Units.” The Income ETF will issue and redeem shares on a continuous basis at NAV only in creation units of, typically 50,000 shares. Creation Units will be issued and redeemed in exchange for a portfolio of securities and/or a designated amount of U.S. cash, all of which were in cash during the period. Once created, shares generally will trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Shares of the ETFs may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed an Authorized Participant Agreement with Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. A purchase or redemption (i.e. creation or redemption) transaction fee of $300, payable by the Authorized Participant or Adviser, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units

Wholly-Owned Subsidiaries – As part of its investment strategy, the Multi-Strategy Income Fund invests directly or, to comply with certain regulations, through its wholly owned and controlled subsidiaries, Hyperion Loan Funding Trust (“Hyperion”) and Titan Loan Funding Trust (“Titan”), each a statutory trust organized under the laws of the state of Delaware and incorporated on August 2, 2018. Hyperion and Titan act as investment vehicles in order to purchase residential and commercial real estate whole loans, participations in such loans, or instruments representing the right to receive interest payments and principal due on such loans. The allocation of the Multi-Strategy Income Fund’s investments, if any, in Hyperion or Titan will vary over time and might not include all of the types of investments described below.

On January 31, 2023, investments in Hyperion and Titan represented 0.22% and 0.00% of the total net assets of the Multi-Strategy Income Fund, respectively.

The consolidated financial statements of the Multi-Strategy Income Fund include the investment activity and financial statements of Hyperion and Titan. All intercompany accounts and transactions have been eliminated in consolidation. Because the Multi-Strategy Income Fund may invest a substantial portion of its assets in its respective subsidiaries, the Multi-Strategy Income Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Multi-Strategy Income Fund may also encompass its subsidiaries.

At January 31, 2023, investments held by Hyperion and Titan included whole loans, valued at $6,684,495 and $–, respectively. In addition, Hyperion and Titan held $104,320 and $252,363 in cash, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies.”

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Securities Valuation and Fair Value Measurements: The Funds record their investments at fair value in accordance with fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over- the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise, fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports quarterly to the Board. The Board has selected Angel Oak Capital Advisors, LLC (the “Adviser”) as the Valuation Designee. As such, the Valuation Committee of the Adviser has been delegated the day-to-day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Valuation Designee’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the investments by their inputs used to value each Fund’s net assets as of January 31, 2023:

Multi-Strategy Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$368,157,425	$–	$368,157,425
Collateralized Debt Obligations	–	2,842,819	–	2,842,819
Collateralized Loan Obligations	–	115,874,318	50,000	115,924,318
Commercial Mortgage-Backed Securities	–	82,402,299	–	82,402,299
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	20,435,493	–	20,435,493
Common Stocks	14,853,496	–	–	14,853,496
Corporate Obligations	–	120,327,015	1,312,200	121,639,215
Investment Companies – Affiliated Exchange Traded & Mutual Funds	126,463,589	–	–	126,463,589
Preferred Stocks	7,286,440	–	–	7,286,440
Residential Mortgage-Backed Securities	–	2,397,745,471	10,001	2,397,755,472
Residential Mortgage-Backed Securities – U.S. Government Agency	–	265,048,545	–	265,048,545
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	37,723,228	–	37,723,228
Whole Loans	–	6,684,495	–	6,684,495
Warrants	–	45,000	–	45,000
Short-Term Investments	119,722,714	–	–	119,722,714
Total	$268,326,239	$3,417,286,108	$1,372,201	$3,686,984,548
Other Financial Instruments
Assets
Futures Contracts*	$39,472,683	$–	$–	$39,472,683
Liabilities
Futures Contracts*	(4,981,062)	–	–	(4,981,062)
Reverse Repurchase Agreements	–	(250,000,160)	–	(250,000,160)
Total	$34,491,621	($250,000,160)	$–	($215,508,539)

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Consolidated Schedule of Investments.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

See the Consolidated Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2023, the Fund recognized $50,000 of transfers from Level 2 to Level 3 for securities lacking observable market data due to a decrease in relevant market activity. During the year ended January 31, 2023, the Fund recognized $1,552,738 of transfers from Level 3 to Level 2 due to an increase in relevant market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/22	Amortization/ Accretion/ Paydowns	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/23
Collateralized Loan Obligations	$–	$–	$–	$–	$–	$–	$50,000	$–	$50,000
Corporate Obligations	$1,312,200	$–	$–	$–	$–	$–	$–	$–	$1,312,200
Residential Mortgage- Backed Securities	$47,155,113	$120,383	$–	($712,757)	$–	($45,000,000)	$–	($1,552,738)	$10,001

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at January 31, 2023, is ($1,936,901).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 01/31/23	Valuation Techniques	Unobservable Input*	Range	Weighted Average Unobservable Input
Collateralized Loan Obligations	$50,000	Model Valuation	Projected cash contribution to equity	$1.00**	N/A
Corporate Obligations	$1,312,200	Model Valuation	Projected cash flow from liquidation	$9.72**	N/A
Residential Mortgage-Backed Securities	$10,001	Model Valuation	Discounted value of call rights and underlying collateral of security	$0.10-$1.00	$1.00

*

Significant increases and decreases in the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in an increase to the fair value. A decrease to the unobservable input would have the opposite effect.

**	Each input presents information for one security and reflects the value as of January 31, 2023.

Financials Income Impact Fund
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$4,296,111	$–	$–	$4,296,111
Corporate Obligations	–	92,154,181	775,000	92,929,181
Preferred Stocks	1,035,200	1,006,000	–	2,041,200
Warrants	–	97,875	–	97,875
Short-Term Investments	1,086,649	–	–	1,086,649
Total	$6,417,960	$93,258,056	$775,000	$100,451,016

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2023, the Fund recognized $775,000 of transfers from Level 2 to Level 3 for securities lacking observable market data due to a decrease in relevant market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/22	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/23
Corporate Obligations	$–	$–	$–	$–	$–	$–	$775,000	$–	$775,000

The total change in unrealized appreciation/depreciation attributable to Level 3 investments still held at January 31, 2023, is ($1,862,149).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 01/31/23	Valuation Techniques	Unobservable Input*	Range/Weighted Average Unobservable Input**
Corporate Obligations	$775,000	Model Valuation	Debt recovery estimate based on 2023 and 2024 projected earnings, and EBITDA multiples	Recovery Estimate: 31% EBITDA Multiples: 6x-9x

*

Significant increases and decreases in the unobservable inputs used to determine fair value of Level 3 assets could result in significantly higher or lower fair value measurements. An increase to the unobservable input would result in an increase to the fair value. A decrease to the unobservable input would have the opposite effect.

**	Table presents information for one security, which is valued at $31.00 as of January 31, 2023.

High Yield Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$544,492	$–	$544,492
Corporate Obligations	–	48,758,448	–	48,758,448
Residential Mortgage-Backed Securities	–	7,231,950	–	7,231,950
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	2,086,874	–	2,086,874
Short-Term Investments	4,811,162	–	–	4,811,162
Total	$4,811,162	$58,621,764	$–	$63,432,926

See the Schedule of Investments for further disaggregation of investment categories. For the year ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/22	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/23
Common Stocks	$27,780	$–	($386,926)	$462,690	$–	($103,544)	$–	$–	$–

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

UltraShort Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$313,616,121	$–	$313,616,121
Collateralized Loan Obligations	–	81,931,394	–	81,931,394
Commercial Mortgage-Backed Securities	–	28,846,476	–	28,846,476
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	43,567,377	–	43,567,377
Corporate Obligations	–	18,878,921	–	18,878,921
Investment Companies – Affiliated Exchange Traded Funds	4,880,005	–	–	4,880,005
Residential Mortgage-Backed Securities	–	165,237,742	–	165,237,742
Residential Mortgage-Backed Securities – U.S. Government Agency	–	3,967,651	–	3,967,651
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	7,030,446	–	7,030,446
U.S. Treasury Notes	–	3,828,459	–	3,828,459
Short-Term Investments	5,993,980	15,751,789	–	21,745,769
Total	$10,873,985	$682,656,376	$–	$693,530,361
Other Financial Instruments
Assets
Futures Contracts*	$1,083,182	$–	$–	$1,083,182
Liabilities
Futures Contracts*	(506,810)	–	–	(506,810)
Total	$576,372	$–	$–	$576,372

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Investments.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.

Total Return Bond Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$5,630,170	$–	$5,630,170
Commercial Mortgage-Backed Securities	–	3,018,431	–	3,018,431
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	1,569,227	–	1,569,227
Corporate Obligations	–	5,583,460	–	5,583,460
Exchange Traded Funds	1,518,919	–	–	1,518,919
Residential Mortgage-Backed Securities	–	4,721,389	–	4,721,389
Residential Mortgage-Backed Securities – U.S. Government Agency	–	10,707,122	–	10,707,122
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	479,375	–	479,375
U.S. Treasury Notes	–	919,610	–	919,610
Short-Term Investments	277,818	–	–	277,818
Total	$1,796,737	$32,628,784	$–	$34,425,521
Other Financial Instruments
Assets
Futures Contracts*	$81,639	$–	$–	$81,639
Liabilities
Futures Contracts*	(2,059)	–	–	(2,059)
Total	$79,580	$–	$–	$79,580

*	Futures are reflected at the unrealized appreciation/depreciation on the instrument as presented in the Schedule of Investments.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2023, the Fund recognized $436,764 of transfers from Level 3 to Level 2 due to an increase in relevant market activity.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 01/31/22	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation/ Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/23
Corporate Obligations	$500,000	$–	$–	($63,236)	$–	$–	$–	($436,764)	$–

UltraShort Income ETF
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$23,127,419	$–	$23,127,419
Collateralized Loan Obligations	–	3,634,866	–	3,634,866
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	1,974,553	–	1,974,553
Corporate Obligations	–	1,790,910	–	1,790,910
Residential Mortgage-Backed Securities	–	8,497,969	–	8,497,969
Residential Mortgage-Backed Securities – U.S. Government Agency	–	1,055,511	–	1,055,511
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	443,291	–	443,291
U.S. Treasury Notes	–	4,360,547	–	4,360,547
Short-Term Investments	783,134	1,962,424	–	2,745,558
Total	$783,134	$46,847,490	$–	$47,630,624

See the Schedule of Investments for further disaggregation of investment categories. During the period ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.

Income ETF
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$6,011,348	$–	$6,011,348
Collateralized Loan Obligations	–	3,248,578	–	3,248,578
Corporate Obligations	–	1,566,406	–	1,566,406
Residential Mortgage-Backed Securities	–	11,764,828	–	11,764,828
Residential Mortgage-Backed Securities – U.S. Government Agency	–	7,139,468	–	7,139,468
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	3,071,366	–	3,071,366
Short-Term Investments	1,236,700	–	–	1,236,700
Total	$1,236,700	$32,801,994	$–	$34,038,694

See the Schedule of Investments for further disaggregation of investment categories. During the period ended January 31, 2023, the Fund did not recognize any transfers to or from Level 3.

Federal Income Taxes: The Funds intend to elect and continue to qualify to be taxed as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year or period ended January 31, 2023, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions and Income Recognition: Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Statements of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other ABS are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds’ shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Expenses: Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Dividends and Distributions: Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Funds. For the year or period ended January 31, 2023, there were no reclassifications.

Share Valuation: The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Indemnifications: Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Cash and Cash Equivalents: Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. Government and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Included in Investments in unaffiliated securities at fair value on the Statements of Assets and Liabilities are investments in First American money market funds held at major financial institutions as follows:

Multi-Strategy Income Fund	$119,722,714
Financials Income Impact Fund	$1,086,649
High Yield Opportunities Fund	$4,811,162
UltraShort Income Fund	$5,993,980
Total Return Bond Fund	$277,818
UltraShort Income ETF	$783,134
Income ETF	$1,236,700

Reverse Repurchase Agreements: A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher price. Proceeds from securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Multi-Strategy Income Fund
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Asset-Backed Securities	$–	$–	$58,899,138	$–	$58,899,138
Collateralized Loan Obligations	–	–	15,440,083	–	15,440,083
Residential Mortgage-Backed Securities	–	–	141,768,811	–	141,768,811
Residential Mortgage-Backed Securities – U.S. Government Agency	–	–	20,898,054	–	20,898,054
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	–	12,994,074	–	12,994,074
Total	$–	$–	$250,000,160	$–	$250,000,160
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$250,000,160
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS

Asset-Backed and Mortgage-Backed Securities and Whole Loan Risks: Prepayment risk is associated with mortgage-backed and ABS, including CLOs, and whole loans. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds’ investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds’ Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain MBS may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, ABS may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. Whole loans are sold in their entirety rather than being pooled with other mortgages. Whole loans are mortgage loans sold to an investor in a secondary market. The investor purchasing the loan assumes full responsibility of the loan and all the contractual terms and rights associated with the funds. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and ABS, including CLOs, may decline and therefore may not be adequate to cover underlying investors. To the extent the Funds focus their investments in particular types of mortgage-backed or ABS, including CLOs, and whole loans, the Funds may be more susceptible to risk factors affecting such types of investments.

Subordinated Debt of Banks and Diversified Financial Companies: The Funds may invest in subordinated debt securities, sometimes also called “junior debt”, which are debt securities for which the issuer’s obligations to make principal and interest payments are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Investment Company Securities: The Funds may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end (mutual) funds (also called underlying funds). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds may invest in shares of ETFs and underlying funds, their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives as well as the allocation of each Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of, and risks associated with, the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. The Adviser may be subject to potential conflicts of interest in allocating a Fund’s assets to underlying funds, such as a potential conflict in selecting affiliated underlying funds over unaffiliated underlying funds. In addition, a Fund’s portfolio managers may be subject to potential conflicts of interest in allocating the Fund’s assets among underlying funds, as certain of the Fund’s portfolio managers may also manage an affiliated underlying fund in which the Fund may invest. Both the Adviser and a Fund’s portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interest when selecting underlying funds. Under the oversight of the Board of Trustees, the Adviser will carefully analyze any such potential conflicts of interest and will take steps to minimize and, where possible, eliminate them.

High Yield Securities: The Funds may invest in below investment grade securities. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality.

Structured Products: The Funds may invest in certain structured products. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Funds invest. In addition to the normal interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

decline in value or default, the Funds may invest in structured products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks: The Funds may invest in common stock and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Funds, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Funds only as a part of your overall investment portfolio.

Warrants: The Funds may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Futures Contracts: The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the year ended January 31, 2023.

To-Be-Announced Securities: The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling MBS. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBA trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Funds’ exposure to interest rate risk and could also expose the Funds to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter TBAs with counterparties for which the risk of default is determined to be remote.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

Macroeconomic Risks: The COVID-19 pandemic, the Russian-Ukrainian war, rising interest rates, heightened inflation, supply chain disruptions, geopolitical risks, and economic sanctions have disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invests depends on future developments, including the duration, spread, and conclusion of these global events, and such uncertainty may in turn impact the value of the Funds’ investments.

NOTE 4. DERIVATIVE TRANSACTIONS

The value and effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of January 31, 2023, for the Multi-Strategy Income Fund was as follows:

Derivatives	Type of Derivative Risk	Consolidated Statement of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$8,981,067	$34,491,621

*	Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended January 31, 2023, for the Multi-Strategy Income Fund was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$12,489,421
Swaps	Interest Rate	Net realized gain (loss) on swaps	$6,353,207
Swaptions	Interest Rate	Net realized gain (loss) on swaptions	$220,000

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	$32,843,845

The average monthly notional value of long and short futures contracts during the year ended January 31, 2023, was $63,330,611 and ($405,471,316), respectively. The average monthly notional value of long swap contracts during the year ended January 31, 2023, was $110,384,615. The average monthly notional value of long and short swaption contracts during the year ended January 31, 2023, was $46,153,846 and ($92,307,692), respectively.

The value and effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2023, for the UltraShort Income Fund was as follows:

Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$979,526	$576,372

*	Represents the value of unrealized appreciation (depreciation) as presented in the Schedule of Open Futures Contracts.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2023, for the UltraShort Income Fund was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$6,169,368

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	($411,506)

The average monthly notional value of long and short futures contracts during the year ended January 31, 2023, was $1,828,058 and ($172,306,615), respectively.

The value and effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2023, for the Total Return Bond Fund was as follows:

Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$326,000	$79,580

*	Represents the value of unrealized appreciation (depreciation) as presented in the Schedule of Open Futures Contracts.

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2023, for the Total Return Bond Fund was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	($526,553)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	$79,580

The average monthly notional value of long futures contracts during the year ended January 31, 2023, was $4,849,865.

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2023, the Funds were not subject to any netting agreements.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2023.

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets/Liabilities	Gross Amounts Offset in Consolidated Statement of Assets and Liabilities	Net Amounts of Assets/Liabilities Presented in Consolidated Statement of Assets and Liabilities*	Financial Instruments**	Cash Collateral Pledged**	Net Amount
Assets:
Futures Contracts	$39,472,683	($4,981,062)	$34,491,621	$–	$–	$34,491,621
Liabilities:
Reverse Repurchase Agreements	$249,842,609	$–	$249,842,609	$249,842,609	$–	$–

UltraShort Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities***	Financial Instruments**	Cash Collateral Pledged**	Net Amount
Futures Contracts	$1,083,182	($506,810)	$576,372	$–	$–	$576,372

Total Return Bond Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities***	Financial Instruments**	Cash Collateral Pledged**	Net Amount
Futures Contracts	$81,639	($2,059)	$79,580	$–	$–	$79,580

*

Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts, which is included in deposit at broker for futures on the Consolidated Statements of Assets and Liabilities.

**	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.
***

Represents the value of unrealized appreciation (depreciation) as presented in the Schedule of Open Futures Contracts, which is included in deposit at broker for futures on the Statements of Assets and Liabilities.

In some instances, the actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight of the Trustees. As compensation for its management services, Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89%, 0.89%, 0.55%, 0.44%, 0.50%, 0.55%, and 0.99%, respectively, of the average daily net assets of each Fund.

The Adviser contractually agreed through May 31, 2024, to waive or limit its fees and to assume other expenses of the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF so that Total Annual Fund Operating Expenses of each Fund does not exceed 0.99%, 0.69%, 0.55%, 0.35%, 0.44%, 0.29%, and 0.79%, respectively. These arrangements may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. Prior to December 31, 2022, Total Annual Fund

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

Operating Expenses of the Financials Income Impact Fund, the High Yield Opportunities Fund, and Total Return Bond Fund were limited to 0.85%, 0.65%, and 0.59%, respectively.

Effective December 1, 2016, through December 30, 2022, the Adviser voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the total annual fund operating expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Financials Income Impact Fund’s average daily net assets. This voluntary waiver was in addition to the contractual fee waiver/expense limitation agreement discussed above.

During the year ended January 31, 2023, the Adviser voluntarily waived $615,523 of the Financial Income Impact Fund’s expenses. Fees waived under these voluntary waivers are not subject to recoupment by the Adviser. These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”).

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). During the year or period ended January 31, 2023, the Adviser waived $17,063 of the Multi-Strategy Income Fund’s expenses, $91,469 of the Financial Income Impact Fund’s expenses, $233,113 of the High Yield Opportunities Fund’s expenses, $2,187,213 of the UltraShort Income Fund’s expenses, $212,352 of the Total Return Bond Fund’s expenses, $27,107 of the UltraShort Income ETF’s expenses, and $11,283 of the Income ETF’s expenses. Additionally, during the year ended January 31, 2023, the Multi-Strategy Income Fund repaid $17,063 of previously waived expenses to the Adviser. During the year ended January 31, 2023, the High Yield Opportunities Fund had $166,530 of previously waived expenses expire. The expense limitation agreement specifically refers to amounts that are contractually waived, see Statements of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2023, are included in the table below.

	Total Waived Expenses Recoverable by the Adviser as of 01/31/23	Recoverable Expenses Subject to 36 Month Limit During the Year Ended 01/31/24	Recoverable Expenses Subject to 36 Month Limit During the Year Ended 01/31/25	Recoverable Expenses Subject to 36 Month Limit During the Year Ended 01/31/26
Multi-Strategy Income Fund	$–	$–	$–	$–
Financials Income Impact Fund	$91,469	$–	$–	$91,469
High Yield Opportunities Fund	$579,968	$170,565	$176,290	$233,113
UltraShort Income Fund	$2,485,553	$–	$298,340	$2,187,213
Total Return Bond Fund	$299,584	$–	$87,232	$212,352
UltraShort Income ETF	$27,107	$–	$–	$27,107
Income ETF	$11,283	$–	$–	$11,283

The Adviser has contractually agreed to waive the amount of the Multi-Strategy Income Fund and UltraShort Income Fund’s management fees to the extent necessary to offset the proportionate share of the management fees incurred by the Funds through its investment in underlying funds for which the Adviser also serves as investment adviser (affiliated investments). This contractual waiver is not subject to recoupment by the Adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. During the year ended January 31, 2023, the Adviser waived $697,322 and $3,712 of the Multi-Strategy Income Fund and UltraShort Income Fund’s management fees of underlying funds, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A shares, Class A1 shares, Class C shares, and the ETFs, as applicable. The Distribution Plan provides that the Funds will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class A1 shares and at an annual rate of up to 1.00% of the average daily net assets of Class C shares. The Distribution Plan for the ETFs has not been activated. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds.

Certain officers, Trustees and shareholders of the Funds are also owners or employees of the Adviser and may be compensated by the Funds.

NOTE 6. INVESTMENT TRANSACTIONS

For the year or period ended January 31, 2023, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$732,625,670	$3,821,332,769
Financials Income Impact Fund	$15,212,278	$59,858,940
High Yield Opportunities Fund	$21,311,232	$29,856,971
UltraShort Income Fund	$323,338,854	$1,119,576,320
Total Return Bond Fund	$19,483,963	$18,280,350
UltraShort Income ETF	$48,563,533	$6,032,851
Income ETF	$46,388,986	$14,011,609

For the year or period ended January 31, 2023, purchases and sales of long-term U.S. Government securities, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$232,100,886	$625,934,235
Financials Income Impact Fund	$–	$–
High Yield Opportunities Fund	$2,049,563	$–
UltraShort Income Fund	$13,301,555	$95,903,763
Total Return Bond Fund	$12,863,899	$8,270,055
UltraShort Income ETF	$8,297,467	$476,674
Income ETF	$22,682,153	$24,719

NOTE 7. TRANSACTIONS WITH AFFILIATES

The Funds’ ownership of shares of affiliates represents holdings for which the Funds’ and the underlying investee fund have the same investment adviser or where the investee fund’s investment adviser is under common control with the Funds’ investment adviser.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 7. TRANSACTIONS WITH AFFILIATES – (continued)

The Multi-Strategy Income Fund had the following investments in affiliates during the year ended January 31, 2023:

Security Name	Value as of January 31, 2022	Purchases	Sales	Net Realized Gain (Loss) on Investments in Affiliates	Net Change in Unrealized Appreciation/ Depreciation on Investments in Affiliates	Value as of January 31, 2023	Share Balance	Dividend Income
Financials Income Impact Fund	$46,021,081	$–	$–	$–	($4,221,173)	$41,799,908	5,147,772	$1,782,415
High Yield Opportunities Fund	38,500,220	–	–	–	(3,202,791)	35,297,429	3,336,241	2,032,411
Income ETF	–	9,643,764	–	–	162,516	9,806,280	480,700	45,955
Total Return Bond Fund	38,934,526	–	–	–	(4,224,217)	34,710,309	3,985,110	988,014
UltraShort Income ETF	–	4,798,869	–	–	50,794	4,849,663	95,900	36,012
Total	$123,455,827	$14,442,633	$–	$–	($11,434,871)	$126,463,589	13,045,723	$4,884,807

The UltraShort Income Fund had the following investments in affiliates during the year ended January 31, 2023:

Security Name	Value as of January 31, 2022	Purchases	Sales	Net Realized Gain (Loss) on Investments in Affiliates	Net Change in Unrealized Appreciation/ Depreciation on Investments in Affiliates	Value as of January 31, 2023	Share Balance	Dividend Income
UltraShort Income ETF	$–	$4,829,286	$–	$–	$50,719	$4,880,005	96,500	$35,975

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2023, the Multi-Strategy Income Fund owned, as beneficial shareholder, 56% of the outstanding shares of the High Yield Opportunities Fund, 40% of the outstanding shares of the Financials Income Impact Fund, over 99% of the outstanding shares of the Total Return Bond Fund, and 29% of the Income ETF. It is not known whether any underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2023, no shareholder held more than 25% of the outstanding shares of the Multi-Strategy Income Fund or the UltraShort Income Fund.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year or period ended January 31, 2023, and January 31, 2022, were as follows:

	Multi-Strategy Income Fund		Financials Income Impact Fund		High Yield Opportunities Fund		UltraShort Income Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Distributions paid from:
Ordinary Income	$251,071,959	$328,674,997	$5,752,976	$5,948,903	$3,865,020	$3,841,269	$24,057,135	$17,285,321
Net Long-Term Capital Gain	–	–	–	–	–	–	–	–
Total	$251,071,959	$328,674,997	$5,752,976	$5,948,903	$3,865,020	$3,841,269	$24,057,135	$17,285,321

	Total Return Bond Fund		UltraShort Income ETF		Income ETF
	2023	2022	2023 (a)	2022	2023 (b)	2022
Distributions paid from:
Ordinary Income	$994,943	$368,515	$316,786	N/A	$148,244	N/A
Net Long-Term Capital Gain	–	–	–	N/A	–	N/A
Total	$994,943	$368,515	$316,786	N/A	$148,244	N/A

(a)	Fund commenced operations on October 24, 2022.
(b)	Fund commenced operations on November 7, 2022.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 9. FEDERAL TAX INFORMATION – (continued)

At January 31, 2023, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Multi-Strategy Income Fund	Financials Income Impact Fund	High Yield Opportunities Fund	UltraShort Income Fund	Total Return Bond Fund	UltraShort Income ETF	Income ETF
Tax Cost of Investments	$4,461,317,015	$109,907,635	$68,162,938	$724,832,694	$37,034,340	$47,408,013	$33,749,623
Unrealized Appreciation*	17,215,874	532,975	246,433	987,887	158,786	291,689	393,991
Unrealized Depreciation*	(757,056,720)	(9,989,594)	(4,976,445)	(31,713,848)	(2,688,025)	(69,078)	(104,920)
Net Unrealized Appreciation (Depreciation)*	($739,840,846)	($9,456,619)	($4,730,012)	($30,725,961)	($2,529,239)	$222,611	$289,071
Undistributed Ordinary Income	5,236,022	197,404	262,755	505,824	108,627	221,839	199,069
Undistributed Long-Term Gain (Loss)	–	–	–	–	–	3	4
Accumulated Gain (Loss)	$5,236,022	$197,404	$262,755	$505,824	$108,627	$221,842	$199,073
Other Accumulated Gain (Loss)	(1,201,271,339)	(51,266,583)	(4,645,432)	(39,202,973)	(2,907,915)	–	–
Distributable Earnings (Accumulated Deficit)	($1,935,876,163)	($60,525,798)	($9,112,689)	($69,423,110)	($5,328,527)	$444,453	$488,144

*	Represents aggregated amounts of Funds’ investments, reverse repurchase agreements, and futures.

The temporary differences between book basis and tax basis in the Funds are primarily attributable to distributions payable, wash sales, partnership adjustments, amortization of callable bonds, and mark to market on futures contracts.

As of January 31, 2023, the Funds had available for federal tax purposes an unused capital loss carryforward, which is available for offset against future taxable net capital gains, as follows:

Multi-Strategy Income Fund	$1,195,937,965
Financials Income Impact Fund	$51,073,158
High Yield Opportunities Fund	$4,415,196
UltraShort Income Fund	$38,676,404
Total Return Bond Fund	$2,799,600
UltraShort Income ETF	$–
Income ETF	$–

For the year or period ended January 31, 2023, the Funds’ utilization of capital loss carryforward was as follows:

Multi-Strategy Income Fund	$–
Financials Income Impact Fund	$–
High Yield Opportunities Fund	$223,759
UltraShort Income Fund	$–
Total Return Bond Fund	$–
UltraShort Income ETF	$–
Income ETF	$–

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 9. FEDERAL TAX INFORMATION – (continued)

To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy Income Fund	Financials Income Impact Fund	High Yield Opportunities Fund	UltraShort Income Fund	Total Return Bond Fund	UltraShort Income ETF	Income ETF
No expiration short-term	$485,272,063	$34,738,212	$1,293,466	$30,809,686	$557,001	$–	$–
No expiration long-term	$710,665,902	$16,334,946	$3,121,730	$7,866,718	$2,242,599	$–	$–
Total	$1,195,937,965	$51,073,158	$4,415,196	$38,676,404	$2,799,600	$–	$–

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended January 31, 2023, the Funds’ did not defer any post- October losses.

NOTE 10. CREDIT AGREEMENTS

In August 2015, as amended August 19, 2022, the Multi-Strategy Income Fund entered into a $400 million secured, committed, margin facility (the “Facility”) with Société Générale, which expires in August 2024, but can be terminated prior to this date by either party with 90 days notice. Under the Facility, interest is charged a floating rate based on the SOFR rate plus 1.85% and is payable on the last day of each interest period, which was 6.15% as of January 31, 2023. Prior to August 19, 2022, interest was charged a floating rate based on the 3-month LIBOR rate plus 1.60%. For the year ended January 31, 2023, the average principal balance and interest rate was approximately $309,582,418 and 3.96%, respectively. The Multi-Strategy Income Fund is required to pay a commitment fee under the Facility on undrawn amounts, and an additional fee if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees on undrawn amounts, which was 0.40% as of January 31, 2023. For the year ended January 31, 2023, these expense and commitment fees, amounted to $12,751,493 and is included in the Interest expense line item that is reflected in the Consolidated Statements of Operations. Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. For additional information, see the Consolidated Schedule of Investments. As of January 31, 2023, the outstanding principal balance under the Facility was $300 million. The amount of the maximum loan outstanding during the period was $400 million from December 28, 2022, through January 31, 2023.

U.S. Bank, N.A. has made available to the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Total Return Bond Fund a $600,000,000 secured credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 8, 2016, expiring on April 28, 2023, for the purposes of having cash available to satisfy redemption requests. Advances under the Agreement would be limited to the lesser of $600,000,000 or 20% of the unencumbered assets of the Financials Income Impact Fund, the UltraShort Income Fund, or the Total Return Bond Fund; or 15% of the unencumbered assets of the High Yield Opportunities Fund; or 10% of the unencumbered assets of the Multi-Strategy Income Fund. Principal is due 45 days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the lender’s prime rate, which was 7.50% as of January 31, 2023, minus 1.00%. Prior to April 29, 2022, the Funds paid an interest rate on outstanding borrowings equal to the one-month LIBOR, plus 1.75%. For the year ended January 31, 2023, the Funds’ activity under the credit facility was as follows:

	Average Principal Balance	Average Interest Rate	Maximum Loan Outstanding
Multi-Strategy Income Fund	$226,027	6.00%	$33,100,000
Financials Income Impact Fund	$390,482	3.61%	$10,000,000
High Yield Opportunities Fund	$1,288	1.93%	$110,000
UltraShort Income Fund	$46,203	5.40%	$4,488,000
Total Return Bond Fund	$3,562	6.00%	$1,300,000

As of January 31, 2023, the Funds had no outstanding borrowings under this agreement.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2023

NOTE 11. ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023, and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

NOTE 12. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

On January 31, 2023, the UltraShort Income ETF and Income ETF declared ordinary income distributions to shareholders of record as of February 2, 2023, payable February 3, 2023, as follows:

	UltraShort Income ETF	Income ETF
Distribution Paid	$207,197	$166,786
Distribution Paid Per Share	$0.22521402	$0.10108238

Management has considered the effects of the current volatility in the banking sector on the portfolio assets of the Financials Income Impact Fund. Management expects the sector to continue to experience volatility in the near term but the measures taken by regulators such as the Bank Term Funding Program and implicit guarantee on deposits have helped reassure the market of the stability of the sector. The Adviser remains confident in the fundamentals of the broader banking sector and community bank sector in particular and expects attractive relative-value investment opportunities in the future.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts, and open reverse repurchase agreements (as applicable), of Angel Oak Funds Trust comprising the funds listed below (the “Funds”) as of January 31, 2023, the related statements of operations, changes in net assets, the related notes, and the financial highlights (consolidated for the Angel Oak Multi-Strategy Income Fund), and the consolidated statement of cash flows of Angel Oak Multi-Strategy Income Fund, for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of their operations, the changes in net assets, and the financial highlights, and the cash flows of Angel Oak Multi-Strategy Income Fund for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Angel Oak Multi-Strategy Income Fund	For the year ended January 31, 2023	For the years ended January 31, 2023 and 2022	For the years ended January 31, 2023, 2022, 2021, 2020, and 2019

Fund Name	Statements of Operations and Cash Flows (where applicable)	Statements of Changes in Net Assets	Financial Highlights
Angel Oak Financials Income Impact Fund (formerly Angel Oak Financials Income Fund) and Angel Oak High Yield Opportunities Fund	For the year ended January 31, 2023	For the years ended January 31, 2023 and 2022	For the years ended January 31, 2023, 2022, 2021, 2020, and 2019
Angel Oak UltraShort Income Fund	For the year ended January 31, 2023	For the years ended January 31, 2023 and 2022	For the years ended January 31, 2023, 2022, 2021 and 2020, and for the period from April 2, 2018 (commencement of operations) through January 31, 2019

Fund Name	Statements of Operations and Cash Flows (where applicable)	Statements of Changes in Net Assets	Financial Highlights
Angel Oak Total Return Bond Fund (formerly Angel Oak Core Impact Fund)	For the year ended January 31, 2023	For the year ended January 31, 2023 and for the period from June 4, 2021 (commencement of operations) through January 31, 2022
Angel Oak UltraShort Income ETF	For the period from October 24, 2022 (commencement of operations) through January 31, 2023
Angel Oak Income ETF	For the period from November 7, 2022 (commencement of operations) through January 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian, issuers, counterparties, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 31, 2023

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year ended January 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.80% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 23.80%.

For the taxable year ended January 31, 2023, the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF paid qualified dividend income of 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

For the taxable year ended January 31, 2023, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF that qualifies for the dividends received deduction available to corporations was 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.

For the taxable year ended January 31, 2023, the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2023, the percentage of taxable ordinary income distributions for the Multi-Strategy Income Fund, Financials Income Impact Fund, High Yield Opportunities Fund, UltraShort Income Fund, Total Return Bond Fund, UltraShort Income ETF, and Income ETF that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 82.87%, 94.01%, 95.63%, 89.59%, 100.00%, 79.34%, and 75.85%, respectively.

2. Disclosure of Portfolio Holdings

The Funds will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Distribution of Premiums and Discounts

Information regarding how often shares of the UltraShort Income ETF and Income ETF trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available on the Funds’ website at www.angeloakcapital.com.

5. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 18, 2022, and an in-person meeting held on September 28-29, 2022 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), the Angel Oak Financials Income Impact Fund (the “Financials Income Impact Fund”) (formerly the Angel Oak Financials Income Fund), the Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), the Angel Oak UltraShort Income Fund (the “UltraShort Income Fund”), and the Angel Oak Total Return Bond Fund (the “Total Return Bond Fund”) (formerly the Angel Oak Core Impact Fund) (each, a “Fund” and, collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period. The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak (the “Predecessor Multi-Strategy

Income Fund”). The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015. The High Yield Opportunities Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Funds’ administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered profitability data and the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund, Angel Oak’s management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider (the “Category”), and a smaller peer group of comparable funds (the “Peer Group”) over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and the Funds may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Funds, the Trustees reviewed reports comparing each Fund’s performance to: (i) a Peer Group of comparable mutual funds; (ii) the Fund’s Category; and (iii) the Fund’s benchmark index.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees observed that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s Peer Group over the one- and three-year periods ended June 30, 2022, in the second quartile over the five-year period ended June 30, 2022, and in the first quartile over the ten-year period ended June 30, 2022, and for the period since the inception of the Institutional Class shares. They noted that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s Category over the three- and five-year periods ended June 30, 2022, and in the first quartile over the one- and ten-year periods ended June 30, 2022, and for the period since the Fund’s inception. The Trustees further noted that the Multi-Strategy Income Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-, three-, five-, and ten-year periods ended June 30, 2022, and for the period since the inception of the Institutional Class shares.

With respect to the Financials Income Impact Fund (which commenced operations in November 2014), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group for the one-, three-, and five-year periods ended June 30, 2022, and for the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Category over the one-, three-, and five-year periods ended June 30, 2022, and for the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate 3-5 Year Index, over the one-, three-, and five -year periods ended June 30, 2022, and for the period since the Fund’s inception.

With respect to the High Yield Opportunities Fund (which commenced operations in March 2009), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group over the one-, five-, and ten-year periods ended June 30, 2022, in the second quartile over the three-year period ended June 30, 2022, and the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Category over the one-, three-, five-, and ten-year periods ended June 30, 2022, and in the fourth quartile for the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Corporate High Yield Bond Index, over the one-, three-, five-, and ten-year periods ended June 30, 2022, and underperformed the benchmark index during the period since the Fund’s inception.

With respect to the UltraShort Income Fund (which commenced operations in April 2018), the Trustees observed that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s Peer Group over the one-year period ended June 30, 2022, in the second quartile over the three-year period ended June 30, 2022, and in the first quartile for the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s Category over the one-year period ended June 30, 2022, in the second quartile for the three-year period ended June 30, 2022, and in the first quartile for the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Short Treasury: 9-12 Months Index, over the three-year period ended June 30, 2022, and for the period since the Fund’s inception, and underperformed the benchmark index during the one-year period ended June 30, 2022.

With respect to the Total Return Bond Fund (which commenced operations in June 2021), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Peer Group over the one-year period ended June 30, 2022, and for the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s Category over the one-year period ended June 30, 2022, and for the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index, over the one-year period ended June 30, 2022, and for the period since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the management fee of each of the Financials Income Impact Fund, UltraShort Income Fund, Multi-Strategy Income Fund, and Total Return Bond Fund was higher than the median management fee in their respective Peer Groups. They further observed that the management fees of the High Yield Opportunities Fund was equal to the median management fee in its Peer Group. The Trustees also determined that the net expense ratio of the Multi-Strategy Income Fund, Financials Income Impact Fund, and Total Return Bond Fund was higher than the median net expense ratio in its Peer Group. They noted that the net expense ratio of each of the UltraShort Income Fund and the High Yield Opportunities Fund was lower than the median net expense ratio for funds in their respective Peer Groups. The Board noted that the quality of services provided by Angel Oak and the past long-term performance of the Funds demonstrated that the advisory fee still offered an appropriate value for the Funds and their shareholders. In addition, the Trustees noted that Angel Oak had agreed to limit the operating expenses of each of the classes of shares of the Funds through May 31, 2023.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (UCITS funds) and sub-advised funds that have investment strategies similar to certain of the Funds. The Board considered the fee rates charged by Angel Oak to manage such funds and accounts. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to each Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Funds. The Trustees also noted that Angel Oak had provided information regarding its methodology for attributing profitability to each Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratio and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether each Fund had achieved economies of scale and the appropriateness of investment advisory fees payable to Angel Oak with respect to each Fund, in the future, at which time the implementation of fee breakpoints could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to each Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to each Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds.

Statement Regarding the Basis for the Approval of the Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at the organizational meeting held on September 28, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered and approved the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak UltraShort Income ETF (the “UltraShort Income ETF”) and the Angel Oak Income ETF (the “Income ETF”) (each a “Fund” and collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for an initial two-year period. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the adoption of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request.

Accordingly, in determining whether to adopt the Investment Advisory Agreement between the Adviser and the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the estimated fees and expenses of the Funds, as compared to other similar funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to each Fund would enable shareholders of such Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Funds, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the adoption of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the projected profitability data and comparative fee and expense information prepared by Fund management. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past to the existing series of the Trust, as well as the Angel Oak Strategic Credit Fund (a registered closed-end management investment company that is operated as an “interval fund”) and Angel Oak Financial Strategies Income Term Trust (a closed-end management investment company listed on the New York Stock Exchange) (the “Existing Funds”), Angel Oak’s management capabilities demonstrated with respect to the Existing Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Existing Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services provided to the Existing Funds, and that these services are appropriate in scope and extent in light of the Funds’ proposed operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies, including other exchange-traded funds (“ETFs”).

The investment performance of the Funds. The Trustees noted that the Funds had not yet commenced operations, and consequently, the Funds’ performance was not relevant to their considerations. The Board considered the past performance of the Existing Funds based on materials provided by Angel Oak and information obtained from an independent third-party data provider. In particular, the Board considered the past performance of the Angel Oak Multi-Strategy Income Fund and the Angel Oak UltraShort Income Fund, which have investment strategies similar to those of the Income ETF and the UltraShort Income ETF, respectively. The Board noted that the performance of the Existing Funds reflected positively on Angel Oak’s experience and ability to successfully implement each Fund’s strategies, and the Trustees observed that the portfolio management team for the Funds would include individuals currently responsible for the Existing Funds.

The cost of advisory services to be provided and the level of profitability. On the basis of comparative information derived from the expense data that was provided to the Board, the Trustees determined that the overall projected expense ratio of each Fund is generally higher than the median expense ratio for funds in its peer group. However, the Board noted that the quality of services provided by Angel Oak and the past performance of the Existing Funds demonstrated that the proposed advisory fees still offered an appropriate value for each Fund and its shareholders. The Trustees also noted that Angel Oak had proposed to contractually limit each Fund’s total operating expenses through at least May 31, 2024.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that Angel Oak has a variety of account types with different fee arrangements, noting in particular the Angel Oak Multi-Strategy Income Fund and the Angel Oak UltraShort Income Fund have investment strategies similar to those of the Funds, respectively, as well as certain unregistered funds and accounts that are comparable to the Funds. The Trustees took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts. The Trustees further considered that, unlike the Angel Oak Multi-Strategy Income Fund and the Angel Oak UltraShort Income Fund, each of the Funds would operate pursuant to a unitary fee arrangement, which covers expenses not covered by the Angel Oak Multi-Strategy Income Fund and the Angel Oak UltraShort Income Fund’s investment advisory fees. The Board also noted that, due to the proposed expense limitation agreement, the anticipated net expense ratios of the Funds were considerably lower than those of the Angel Oak Multi-Strategy Income Fund and the Angel Oak UltraShort Income Fund, respectively.

The Board also focused on Angel Oak’s projected level of profitability with respect to the Funds and noted that Angel Oak did not expect to experience profitability with respect to either of the Funds during their first year of operations. Accordingly, on the basis of the Board’s review of the proposed fees to be charged by Angel Oak for the investment advisory and other services to be provided to the Funds by Angel Oak, and the estimated level of profitability from Angel Oak’s relationship with each Fund, the Board concluded that the proposed level of investment advisory fees and Angel Oak’s projected profitability were appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Existing Funds and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak expected to incur out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the proposed advisory fee reflects possible economies of scale. Although it was noted that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because it will not be subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s proposed investment advisory fee is appropriate and appropriately reflects the current economic environment for Angel Oak and the competitive nature of the market. In this regard, they observed that nearly all of the ETFs in the Funds’ peer groups operate without advisory fee breakpoints and that most of the ETFs in the Funds’ peer groups operate pursuant to a unitary advisory fee structure. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, and the appropriateness of the investment advisory fee payable to Angel Oak with respect to the Funds, in the future, at which time the implementation of fee breakpoints on the Funds could be considered.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that will be derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of each Fund, which entails a substantial financial and professional commitment. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Funds in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon the materials provided to them for use at the Meeting with respect to the proposed contract and the presentation of the representatives of Angel Oak. In reaching their conclusion with respect to the approval of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling; rather, the Trustees took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by Angel Oak to the Existing Funds, and they found that these services will benefit the Funds and their shareholders and also reflected management’s overall commitment to the growth and development of the Funds.

6. Compensation of Trustees

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed in this report) receives an annual retainer of $65,000, (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair as well as the Chair of the Board receive additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

7. Trustees and Officers

The business of each Fund is managed under the oversight of the Board. The Board meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(2)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2014, Chairman since 2017; indefinite terms	Executive Vice President, Recognos Financial (2015-2021); Independent financial services consultant (since 2005).	10	Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Trustee, Apollo Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired.	10	Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (since 2008); Retired, President and CEO of JP Morgan Investment Management.	10	Trustee, Mirae Asset Discovery Funds (since 2010); Director, Commonfund Capital, Inc. (2015-2022); Director, The Commonfund (2012-2022); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	10	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).
Interested Trustees of the Trust
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (since 2009).	10	Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2022); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Cheryl M. Pate(3) 1976	Interested Trustee	Since 2022; indefinite term	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2017).	9	Trustee, Angel Oak Strategic Credit Fund (since 2022); Trustee, Angel Oak Credit Opportunities Term Trust (since 2022); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2022-2022).

(1)	The Fund Complex includes each series of the Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust.
(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(3)	Ms. Pate was appointed Interested Trustee on February 4, 2022.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Adam Langley 1967	President	Since 2022; indefinite term (other offices held 2015-2022)	Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021); Chief Compliance Officer, Angel Oak Capital Advisors, LLC (2015-2022); Chief Compliance Officer of Falcons I, LLC (2018-2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (2017-2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (2018-2022); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (2021-2022); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (2021-2022); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (2015-2022); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (2016-2022); Chief Compliance Officer, Hawks I, LLC (2018-2022).
Kevin Sluss 1982	Secretary	Since 2023; indefinite term (other offices held 2022-2023)	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2022); Senior Quantitative Analytics & Model Development Manager, PNC Bank (2019-2022); Senior Quantitative Analytics & Model Development Consultant, PNC Bank (2016-2019).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2022); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC (2020-2022); Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

DISTRIBUTOR

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53212

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

AR-AOFT

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin R. Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2023	FYE 01/31/2022
(a) Audit Fees	$250,330	$182,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$28,000	$20,000
(d) All Other Fees	$0	$0

The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Funds in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit- related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Funds’ investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Funds in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Funds is compatible with maintaining the principal accountant’s independence.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2023	FYE 01/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2023	FYE 01/31/2022
Registrant	$28,000	$20,000
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting of the entire Board, are as follows: Alvin R. Albe, Jr., Keith M. Schappert, Ira P. Cohen, and Andrea N. Mullins.

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

	(2)	A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

	(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Funds Trust

By (Signature and Title)* /s/ Adam Langley
Adam Langley, President (Principal Executive Officer)

Date 04/03/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Adam Langley
Adam Langley, President (Principal Executive Officer)

Date 04/03/2023

By (Signature and Title)* /s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

Date 04/03/2023

*	Print the name and title of each signing officer under his or her signature.